Exhibit 10.47

MASTER SERVICES AGREEMENT

BY AND BETWEEN

STONEMOR OPERATING LLC

AND

MOON LANDSCAPING, INC.

MASTER SERVICES AGREEMENT

This MASTER SERVICES AGREEMENT (“Master Agreement”) is entered into on April 2, 2020 and made effective as of April 1, 2020 (the “Effective Date”), by and between STONEMOR OPERATING LLC, a Delaware limited liability company (together with its successors or assigns, “Customer”), and MOON LANDSCAPING, INC., a Pennsylvania corporation (“Supplier”).

RECITALS

1.

Having completed one or more Pilot Periods (as defined in those certain Transition Services Agreements executed by the parties prior to the date hereof (the “Transition Services Agreements”)), Customer and Supplier now desire to enter into this Master Services Agreement, pursuant to which Customer is engaging Supplier to develop, implement and provide all manner of property management and operational services at each of the funeral homes, cemeteries and other properties owned by Customer, the locations of which are identified on Schedule 1 attached hereto and made a part hereof (the “Properties”), in accordance with the roll-out schedule attached hereto as Schedule 1.

2.

The purpose and objective of this Agreement is to consolidate all of Customer’s property management and operational responsibilities under one entity, utilizing trained personnel and customized business processes and systems.

3.

Supplier has developed, implemented and provided the Services to Customer at certain Pilot Locations (as defined in the Transition Services Agreements) on a scale similar to that contemplated in this Agreement; has the trained personnel and the business processes and systems necessary to provide the Services to Customer; and desires to provide such Services to Customer.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and promises made by the parties hereto, Customer and Supplier mutually agree to the following terms and conditions:

1.

Structure of Agreement.  The Parties agree to the terms and conditions set forth in this Master Agreement and in the Statement of Work executed by the Parties referencing this Master Agreement. The Statement of Work is incorporated into this Master Agreement, and the applicable portions of this Master Agreement are incorporated into the Statement of Work. The Statements of Work and this Master Agreement are herein collectively referred to as the “Agreement.”

(a)Components of the Agreement. The Agreement consists of:

(i)	the provisions set forth in this Master Agreement and the Exhibits and Schedules referenced herein;
(ii)	the Statement of Work attached hereto as Exhibit B (Statement of Work) and the Schedules referenced therein, with such additions, deletions and modifications as the Parties may agree; and
(iii)	any additional Statements of Work executed by the Parties pursuant to this Master Agreement, including the Schedules referenced in each such Statement of Work.

(b)

Definitions. All capitalized terms used in the Agreement shall have the meanings set forth in Exhibit A (Definitions). Other capitalized terms used in the Agreement are defined where they are used and have the meanings so indicated.

(c)

Statements of Work. The Services will be described in and be the subject of (i) one or more Statements of Work executed by the Parties pursuant to this Master Agreement, and (ii) this Master Agreement.

(d)

Deviations from Master Agreement, Priority. In the event of a conflict, the terms of the Statements of Work shall be governed by the terms of this Master Agreement, unless an individual Statement of Work expressly and specifically notes the deviations from the terms of this Master Agreement. In the event of a conflict, the terms of each Statement of Work shall govern the terms of the Schedules referenced therein. In the event of a conflict, the terms of this Master Agreement shall govern the terms of the Exhibits referenced herein.

2.

Term of Agreement.  The Term of the Agreement will begin as of the Effective Date and will terminate at 11:59 pm Eastern Daylight Time on December 31, 2024, unless terminated earlier pursuant to Section 17 of this Agreement.

3.

The Services.  For purposes of this Agreement, “Services” means (i) services, functions, responsibilities, activities, tasks and projects to be performed by Supplier set forth in the Agreement, as they may evolve and be supplemented and enhanced during the Term; (ii) the functions, responsibilities, activities, tasks and projects not specifically described in the Agreement as a part of Services which are required for the proper performance and provision of the Services or are an inherent part of, or necessary subpart included within, the Services; (iii) services, functions, responsibilities, activities, tasks and projects that are of a nature and type that would ordinarily be performed by a company in the Customer’s industry sector, even if not specifically described in the Agreement; and (iv) services, functions, responsibilities, activities, tasks and projects routinely performed by the Customer personnel and subcontractors who are transitioned to Supplier, displaced or whose functions were displaced as a result of the Agreement, even if not specifically described in the Agreement.

(a)	Obligation to Provide Services; Scheduling.

(i)

Obligation to Provide Services. Starting on the Effective Date and continuing during the Term, Supplier shall provide the Services described in the Statement of Work to, and perform the Services for, Customer in accordance with the Statement of Work and the Agreement.

(ii)

Responsibilities. Supplier and Customer will each perform their respective duties, obligations and responsibilities (“Responsibilities”) as set forth in each Statement of Work. Customer’s failure to perform a Responsibility will excuse Supplier’s obligation to perform its corresponding obligations under the Agreement only if Supplier provides written notice to Customer of such failure and demonstrates that: (i) Customer’s failure was the direct cause of Supplier’s inability to perform; and (ii) Supplier could not have continued performance by using reasonable methods, activities and procedures. In the event of (i) and (ii), Supplier will be excused from performance of those Services impacted by Customer’s failure to perform only to the extent that, and for so long as, Customer’s failure to perform its Responsibilities prevents Supplier’s performance, and provided that Supplier takes reasonable steps to mitigate the effects of Customer’s failure to perform.

(iii)

Scheduling and Communication.  Customer and Supplier shall schedule Services and track the completion of Services through a mutually acceptable scheduling and performance tracking tool (e.g., Smartsheet), pursuant to which:

(A)	Customer will be responsible for task requests, quality standards and timeline requirements;
(B)	Supplier will be responsible for task scheduling, resource allocation, and current/completion status;
(C)	Each party to assign dedicated resources to manage and maintain access, system privileges and capabilities for their employees; and
(D)	Both parties to embed mutually agreeable performance metrics and customer complaint resolution requirements in the scheduling and performance-tracking tool.

Customer and Supplier agree that Services will be performed in accordance with the Work Order Management System (“WOMS”) attached hereto as Schedule 2, including the Quality Standards described therein.  The WOMS has been prepared by Customer and accepted by Supplier.  Any proposed updates thereto, which, from time to time, may be necessary to reflect any substantive changes therein, will also be prepared by Customer and provided to Supplier (either in print or electronic formats) within a reasonable time prior to the implementation of such changes.  Either Party may, from time to time, request updates or amendments to the WOMS.

(iv)Critical, Time-Sensitive Services; Self-Remedy.  If there is a critical and time-sensitive customer or safety-related Service (e.g., burial) that Supplier is unable to timely perform and/or deliver, and Customer has exhausted all available escalation pathways with Supplier, then, in order to ensure that such Service is handled timely, Customer shall have the right to perform and/or deliver such Service, or engage a Third Party to do so, and all costs and expenses associated therewith that are incurred by Customer will be Supplier’s responsibility and will be deducted from the next Service Fee installment due Supplier.

(b)	Compliance with Laws and Policies.
(i)	Generally. Supplier shall perform the Services in compliance with:
(A)	all Laws applicable to Supplier in its performance and delivery of the Services;
(B)

all Laws applicable to the portion of the operations of the Customer performed by Supplier as part of the Services, just as if the Customer performed the Services itself, as interpreted, augmented and/or modified by the Customer Compliance Directives (collectively, the “Customer Compliance Requirements”); and

(C)	all policies and procedures of general application of the Customer as published by Customer from time to time and delivered to Supplier.
(ii)

Customer Compliance Directives. From time to time Customer may instruct Supplier in writing as to compliance with any of the Customer Compliance Requirements and changes in Supplier’s policies and procedures relating to such compliance (a “Customer Compliance Directive”). Supplier is authorized to act and rely on, and shall promptly implement, each Customer Compliance Directive in the performance and delivery of the Services, subject to the provisions of Section 3(b)(iii) below.

(iii)

Regulatory Changes. Supplier shall, with Customer’s approval and at Supplier’s expense, conform the Services in a timely manner to any changes in the compliance matters referred to in Section (A) above. Supplier shall also, with Customer’s approval, conform the Services in a timely manner to any change in Customer Compliance Requirements (including Customer Compliance Directives).

(c)	Procedures Manuals; Training.
(i)

Content. Supplier shall perform the Services in accordance with the policies and procedures documented in an operational procedures manual to be developed by Supplier (which may include video-taped training materials) on or before May 1, 2020, and subject to the review and written approval of Customer (as approved by Customer, each, a “Procedures Manual”). Procedures Manuals shall be written explicitly and comprehensively enough to enable the Customer to readily understand the Services Supplier is to perform and how such Services will be performed.

(ii)

Updates. Supplier will be responsible for the preparation of the Procedures Manuals and will prepare and provide to Customer, in both print and electronic formats, proposed updates thereto as necessary to reflect any substantive changes therein within a reasonable time prior to the implementation of such changes. Either Party may, from time to time, request updates or amendments to the Procedures Manuals.

(d)

Performance and Service Levels; Partner Meetings. Supplier agrees that the performance of the Services will meet or exceed the “Success Metrics” set forth on Exhibit C attached hereto, and the Service level specifications described in (or attached as a Schedule to) the Statement of Work. In order to evaluate the quality of the Services during the Term, and to identify changes and/or improvements to the overall program, Customer and Supplier will attend monthly review meetings to discuss, among other things, the timing and status of the roll-out schedule, potential changes to the Statement of Work or the Service level specifications, New Services (if any), program improvements and expectations. In addition, Customer and Supplier will attend quarterly business review meetings with executive-level representatives of each Party to discuss, among other things, growth opportunities, program improvements and expectations.

(e)

Disaster Recovery Services.  Supplier shall, within thirty (30) days of the Effective Date or such later timeframe as may be approved by Customer, develop a Disaster Recovery Plan adapted to the provision of the Services, which Supplier shall have the capacity to execute and perform. The Disaster Recovery Plan shall be subject to the review, audit and written approval of Customer. Supplier agrees to implement, maintain and improve the Disaster Recovery Plan as necessary to keep the plan current with applicable industry standards and best practices, or as otherwise necessary to satisfy Supplier’s obligations under the Agreement. Prior to implementing any material change to the Disaster Recovery Plan, Supplier will provide Customer a copy of such change for Customer’s consent.  Upon Supplier’s determination of a disaster or the possibility of the occurrence of a disaster situation, Supplier shall promptly notify Customer and implement the Disaster Recovery Plan. During any disaster, Supplier will notify Customer daily of the status of the disaster. During a disaster, Supplier will not give greater priority to any of its other customers in its recovery efforts than it gives to the Customer. Upon conclusion of a disaster, Supplier will as soon as reasonably practicable, provide Customer with an incident report detailing the reason for the disaster and all actions taken by Supplier to resolve and/or respond to the disaster.

(f)	Hazardous Materials.

(i)

Supplier shall not bring any hazardous materials onto the Properties, except for those used in the ordinary course of landscape services. All hazardous materials brought onto the Properties by Supplier shall be used and disposed of in full compliance with all applicable local, county, state and federal governmental laws and regulations and manufacturer directions.

(ii)	For minor releases of hazardous materials (immaterial quantities of gasoline, oil, antifreeze, etc.), Supplier staff shall:
(A)	Immediately call the appropriate Customer representative at the affected Property to report the spill and document the release of hazardous materials at the location; and
(B)	Use the spill kit (if available at the Property) to clean up the spill (all foreman are to be trained in minor spill containment).
(iii)

In case of a large release, Supplier staff shall immediately report the release to the local fire department or other applicable local agency/department, Supplier’s manager, and the appropriate Customer representative at the affected Property. The fire department or other applicable local agency/department will, at Supplier’s expense if applicable, take over the incident and do one of the following:

(A)	Contain the release of hazardous materials to their ability; or
(B)	Contact a qualified contractor, who will be paid by Supplier to handle larger releases that the fire department or other applicable local agency/department is not capable of handling.
(iv)	For all spills, Supplier shall, at its expense:
(A)	Evacuate employees and bystanders from the area immediately;
(B)	Ensure all people avoid contact with the hazardous materials;
(C)	Control the release to the level of its staff’s training; and
(D)	Retain a qualified contractor or vendor to properly dispose of the hazardous material and document the disposal in accordance with applicable laws or regulations and perform any remediation required by applicable laws or regulations as a result of such release.

4.

New Services. During the Term, Customer may request that Supplier provide New Services. New Services may be activities that are performed on a continuous basis for the remainder of the Term or activities that are performed on a project basis. If, after review of the Statement(s) of Work, it is determined that the service could qualify as an existing Service, then the Parties will treat such service as an existing Service and Supplier will perform such service in accordance with its existing obligation to perform the Services. If the service does not qualify as an existing Service, then that service will be deemed a New Service. To request a New Service, Customer will deliver to Supplier a written request with reasonable detail regarding such service through the scheduling and performance tracking tool described in Section 3(a)(iii) above (the “New Service Request”).

Upon receipt of Customer’s New Service Request, Supplier may prepare and deliver to Customer a written statement (the “New Service Response”) describing any changes in products, services, assignment of personnel and other resources that Supplier believes would be required. No New Service implementation shall occur without the mutual agreement of the Parties to the terms and conditions of such New Service including any additional Service Fee associated therewith. Any agreement of the Parties with respect to New Services will be in writing, will constitute an amendment to the Agreement and shall also become a “Service” and be reflected in a new Statement of Work hereto or in an amendment to the existing Statement of Work hereunder.

5.

Vehicle and Equipment Leasing. The Parties agree that Supplier has leased or will lease from Customer the vehicles and equipment used to service the Properties, identified on Schedule 3 attached hereto (collectively, the “Vehicles and Equipment”), for the duration of the Term.

During the Term, Supplier shall at its sole cost and expense (i) maintain the Vehicles and Equipment in good operating condition, subject to normal wear and tear, and (ii) undertake all repairs and preventive maintenance on the Vehicles and Equipment in accordance with the applicable manufacturer’s recommendations. With respect to those Vehicles and Equipment that may be leased by Customer from third parties, Supplier agrees to utilize said Vehicles and Equipment in a manner that does not render Customer in default under such third party leases. Customer shall be responsible for insuring the Vehicles and Equipment for the duration of the term. Notwithstanding anything to the contrary set forth herein, Customer and Supplier acknowledge and agree that Supplier has been leasing certain of the Vehicles and Equipment since the “Effective Date” identified in each of the prior Transition Services Agreements, and that each party’s respective obligations relative thereto commenced as of such “Effective Date” and will continue for the duration of the Term of this Agreement in accordance with the provisions set forth herein.

Customer will transfer title to all Vehicles and Equipment then owned by Customer to Supplier at the expiration of the Term on December 31, 2024, and thereafter, Supplier shall be solely responsible for all such Vehicles and Equipment.

6.

Services Performed by Customer or Third Parties.  Supplier is engaged by Customer on a non-exclusive basis to provide the Services under the Agreement. Accordingly, Customer retains the right, exercisable in its sole discretion, to perform itself, or retain Third Parties to perform, any service, function, responsibility, activity or task that is within the scope of the Services or would constitute a New Service.

7.

Service Fee; Property Enhancement Budgets: For Services performed during the Term of this Agreement, Customer shall pay Supplier a bi-monthly service fee in the amount set forth on the Pricing Schedule attached hereto as Schedule 4 (the “Service Fee”), which Service Fee is inclusive of all applicable taxes (including sales tax). Invoices shall be due from Supplier on the first (1st) and fifteenth (15th) day of each calendar month, and shall be processed and paid by Customer in the nearest following accounts payable processing cycle.

The Service Fee may be increased by mutual consent of the parties if (1) Customer acquires additional Properties for which Services are needed, or (2) there is a material increase in the scope of Services described in the Statement of Work attached hereto. The Service Fee may be decreased, but only at Customer’s direction, if (1) Customer sells or otherwise disposes of any of the Properties for which Services are being provided, in which event the Service Fee will be decreased by the amount allocated to said Property or Properties as set forth on Schedule 4 attached hereto (subject to the year over year adjustments reflected on Schedule 4), or (2) there is a material reduction in the scope of Services described in the Statement of Work attached hereto, in which event the Service Fee will be decreased by an amount mutually agreed to by Customer and Supplier.

Customer and Supplier shall meet in the fourth quarter of each calendar year to establish a mutually acceptable property enhancement budget for the Properties then covered by this Agreement (each a “Property Enhancement Budget”).  The Property Enhancement Budget shall identify for the following calendar year additional modest Property-specific beautification, appearance enhancing or efficiency-driven projects, together with pricing and timelines associated with these activities, which are outside the normal scope of Services. To the extent there are any additional costs and expenses associated with the projects identified in the Property Enhancement Budget, the parties will cooperate with each other in good faith to determine how such costs and expenses will be allocated between the parties.

8.	Employees.
(a)

Customer shall identify the personnel currently employed by Customer who perform functions related to the Services, and whose positions will be displaced as a result of the Agreement.  Supplier agrees to make an offer of employment to each of the employees so identified, it being understood and agreed that Supplier’s offer of employment will reflect benefits and compensation that are commensurate with those currently offered by Customer to said employees in order to minimize, to the fullest extent possible, employee attrition as a result of the transition contemplated herein.  Employees who accept such offers of employment (each, a “Rehired Employee”) shall become an employee of Supplier as of the Effective Date.  Effective as of the Effective Date, all Rehired Employees shall become employees of Supplier and shall cease to be employees of Customer.  Supplier shall be solely liable for all liabilities and obligations arising out of the employment of such Rehired Employees that arise after the Effective Date, and

Customer shall remain liable, to the extent required by applicable Law, for all liabilities and obligations arising out of the employment of such Rehired Employees accrued up to but not including the Effective Date.   For the avoidance of doubt, as to those Rehired Employees engaged by Supplier prior to the date hereof pursuant to the Transition Services Agreements, the term “Effective Date” as used in the preceding sentence shall mean the Effective Date identified in each of the prior Transition Services Agreements.

(b)

Supplier and its employees, affiliates, agents, contractors and subcontractors shall conduct themselves with an appropriate level of decorum when entering, conducting work at, and leaving the Properties and shall perform all Services and New Services in a manner that does not unreasonably disrupt, interfere with or disturb the conduct of Customer’s business or the use or enjoyment of the Properties by Customer or its invitees, licensees or permittees.

(c)	Supplier shall provide all labor, material, equipment and fully-trained personnel necessary to perform the Services at the Properties.

(d)	Supplier shall perform driving and criminal backgrounds on all employees (including all temporary employees or independent consultants) before entry onto the Properties and annually thereafter.

(e)

Supplier is responsible for its employees’ behavior and appropriate appearance at all times, and will require its employees to act professionally and courteously. Supplier shall maintain strict discipline among its employees, affiliates, agents, contractors and subcontractors at all times and will only employ persons with sufficient skill, training, ongoing safety training and experience to perform the tasks for which they are employed.

(f)	Supplier shall have an experienced supervisor on-site at all times when the Services are performed and such supervisor should be bilingual as necessary.

(g)	Supplier shall provide its employees with appropriate uniforms, the style and color of which have been approved by the Customer.

(h)	Supplier is responsible for its own tools and equipment, their maintenance, and ensuring that all equipment remains in proper working order.

(i)

Supplier shall be responsible for ensuring that its employees, affiliates, agents, contractors and subcontractors have received proper training and the appropriate personal protective equipment (such as hard hats, back belts and ear protection) to ensure safety and compliance with all applicable local, county, state and federal governmental laws and regulations (including, without limitation, OSHA).

(j)

All Services shall be performed in a good and workmanlike manner and in accordance with applicable local, county, state and federal governmental laws and regulations (including, without limitation, OSHA) and applicable professional horticulture standards, using appropriately trained, uniformed, and supervised personnel, and properly maintained equipment.

(k)

Any substances applied as part of the Services (including, without limitation, fertilizers, pesticides and herbicides) shall be applied strictly in accordance with all applicable local, county, state and federal governmental laws and regulations by properly licensed personnel, and in accordance with the manufacturer’s directions.

(l)

Supplier shall (and shall cause all subcontractors to), at Supplier’s expense, maintain all applicable licenses and permits necessary for the Services. Supplier shall provide proof of such licenses upon request.

9.

Engagement of Third Parties by Supplier.  If, in the performance of the Services, Supplier determines that it must retain one or more Third Parties to perform certain work, the cost of which exceeds $500.00, Supplier shall notify Customer and Customer shall have the right to approve such engagement, except to the extent the engagement is necessary in the event of an Emergency (as defined below)

If Supplier needs to engage the services of a Third Party in the event of an Emergency and such engagement would be subject to Customer approval as set forth above, Supplier will use commercially reasonable efforts to obtain such approval; provided, however, if Supplier is unable to obtain Customer approval either because a Customer representative is unavailable or the nature of the Emergency is such that it requires immediate action, Supplier will be authorized to expend costs and expenses in excess of $500.00 to the extent necessary to mitigate the impact or consequence of the event on the other Party or the Property and/or stabilize the Emergency. “Emergency” shall mean circumstances in which Supplier believes that human life or the Property is in imminent danger or threatened and which require immediate action to protect the Property against damage or destruction, or prevent the occurrence of accident or injury to persons, so threatened or occurring from any cause. In the event of an Emergency, Supplier shall, as soon as is practicable, but not later than twelve (12) hours thereof, notify Customer of such occurrence and of all actions taken and costs incurred and the reasons therefor.

10.	Covenants.
(a)

Services. Supplier shall render Services using appropriately trained, uniformed, and supervised personnel that have the necessary knowledge, training, skills, experience, qualifications and resources to provide and perform the Services in accordance with the Agreement, and shall render Services in a prompt, professional, diligent, and workmanlike manner, consistent with industry standards applicable to the performance of such Services, utilizing properly maintained equipment.

(b)

Continuous Improvement. Supplier shall diligently and continuously improve the performance and delivery of the Services by Supplier and the elements of the policies, processes, procedures and systems that are used by Supplier to perform and deliver the Services, subject to the approval of Customer.

(c)

Regulatory Approvals. Supplier will timely obtain and maintain all necessary approvals, licenses and permits (required by Law or otherwise) applicable to its business and the provision of the Services.

11.	Representations and Warranties.
(a)	Representations and Warranties of Customer. Customer represents and warrants to Supplier as follows:
(i)

Organization; Power. As of the Effective Date, Customer (i) is a limited liability company, duly organized, validly existing and in good standing under the Laws of the State of Delaware, and (ii) has full limited liability company power to own, lease, license and operate its properties and assets and to conduct its business as currently conducted and to enter into the Agreement.

(ii)

Authorized Agreement. This Agreement has been, and each Statement of Work will be, duly authorized, executed and delivered by Customer and constitutes or will constitute, as applicable, a valid and binding agreement of Customer, enforceable against Customer in accordance with its terms.

(iii)

No Default. Neither the execution and delivery of this Agreement or any Statement of Work by Customer, nor the consummation of the transactions contemplated hereby or thereby, shall result in the breach of any term or provision of, or constitute a default under, any charter provision or bylaw, agreement (subject to any applicable consent), order, or Law to which Customer is a Party or which is otherwise applicable to Customer.

(b)	Representations and Warranties of Supplier. Supplier represents and warrants to Customer as follows:
(i)

Organization; Power. As of the Effective Date, Supplier (i) is a corporation, duly organized, validly existing and in good standing under the Laws of the State of Pennsylvania, and (ii) has full corporate power to own, lease, license and operate its properties and assets and to conduct its business as currently conducted and to enter into the Agreement.

(ii)

Authorized Agreement. This Agreement has been and each Statement of Work will be duly authorized, executed and delivered by Supplier and constitutes or will constitute, as applicable, a valid and binding agreement of Supplier, enforceable against Supplier in accordance with its terms.

(iii)

No Default. Neither the execution and delivery of this Agreement or any Statement of Work by Supplier, nor the consummation of the transactions contemplated hereby or thereby, shall result in the breach of any term or provision of, or constitute a default under, any charter provision or bylaw, agreement (subject to any applicable consent), order or Law to which Supplier is a Party or that is otherwise applicable to Supplier.

(iv)

Consents. Except as otherwise provided in the Agreement, no authorizations or other consents, approvals or notices of or to any Person are required in connection with (i) the execution, delivery and performance by Supplier of the Agreement, (ii)

the development, implementation or operation of the equipment and systems necessary for Supplier to perform the Services in accordance with the applicable provisions of the Agreement and in compliance with all applicable Laws and Customer Compliance Requirements and Supplier regulatory requirements, or (iii) the validity and enforceability of the Agreement.

(v)

Performance Warranty. The Services will conform to the description of the Services set forth in each Statement of Work and to general industry standards for the Services and products offered by Supplier pursuant to the Agreement.

(vi)

Equipment. Supplier shall maintain the Equipment so that it operates in accordance with its specifications, including (i) maintaining Equipment in good operating condition, subject to normal wear and tear, and (ii) undertaking repairs and preventive maintenance on Equipment in accordance with the applicable Equipment manufacturer’s recommendations.

(vii)

No Litigation. There is no action, suit, proceeding or investigation pending or, to Supplier’s knowledge, threatened, that questions the validity of the Agreement or Supplier’s right to enter into the Agreement or any Statement of Work or to provide any of the Services.

(c)

Pass-Through Warranties. In the event Supplier purchases or procures any Third Party products or services for the Customer in connection with the provision of the Services, in addition to the foregoing representations, warranties and covenants, Supplier shall pass through or assign to the Customer the rights Supplier obtains from the manufacturers and/or vendors of such products and services (including warranty and indemnification rights), all to the extent that such rights are assignable. To the extent that such rights are not assignable by Supplier, Supplier agrees that the Customer may assert or enforce any right Supplier may have to enforce such representations, warranties and covenants, or if such can only be enforced by Supplier under its own name, upon written request by the Customer, Supplier shall take all reasonable action requested by the Customer to enforce such representations, warranties and covenants.

(d)

Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN ANY STATEMENT OF WORK, THE PARTIES MAKE NO REPRESENTATIONS, WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, REGARDING ANY MATTER, INCLUDING THE MERCHANTABILITY, SUITABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, OR RESULTS TO BE DERIVED FROM THE USE OF ANY SERVICE, DELIVERABLES OR OTHER MATERIALS PROVIDED UNDER THIS AGREEMENT.

12.Insurance; Waiver of Subrogation:

(a)

Insurance. During the Term, Supplier will maintain, at Supplier’s sole cost and expense, general liability insurance, automobile liability insurance, and workers’ compensation insurance covering the activities of Supplier and any person or entity acting for or on behalf of Supplier (including, without limitation, the Supplier Parties (as hereinafter defined)) at the Properties and/or in connection with the Services and any Statement of Work.  Such insurance shall be in commercially reasonable amounts.  Evidence of such insurance will be provided to Customer upon signing of this Agreement and thereafter upon request.  Without limiting the foregoing, Supplier agrees to insurance coverage in the following minimum amounts:  (i) Commercial General Liability with limits of not less than $2,000,000.00 per occurrence and $2,000,000.00 in the aggregate, which shall include contractual liability, personal injury protection and completed operations coverage (including coverage for the indemnity clauses provided by Supplier), (ii) Commercial Automobile Liability covering owned, hired and non-owned vehicles with limits of $1,000,000.00 combined single limit each occurrence, and (iii) Workers’ compensation insurance in an amount required by applicable Law.  The insurance described in clauses (i) and (ii) shall include Customer, StoneMor Inc., StoneMor Partners L.P., StoneMor Operating LLC and any additional parties specified by Customer as additional insureds. Each of the above policies will be primary and non-contributory with respect to any policies carried by any additional insured. Any coverage carried by Customer shall be excess insurance. Such insurance shall be placed with reputable insurance companies licensed or authorized to do business in the states in which the Properties are located, and have a minimum Best’s rating of A-/VII.

(b)

Waiver of Subrogation. To the fullest extent permitted by applicable Law, Supplier agrees to look solely to its insurers, and does hereby release and waive any and all rights it has now, or may have in the future, to recover against Customer, or any of its respective trustees, beneficiaries, general or limited partners, directors, officers, agents, servants, subsidiaries, affiliates or employees (collectively, the “Releasees”) for loss or damage to personal property, and for claims of injury to, or death of, employees of Supplier in any way relating to or resulting from the performance of the Services, including claims for contribution, indemnity or reimbursement of worker’s compensation benefits. Supplier hereby agrees that its insurers (and the insurers of any Supplier subcontractors) shall waive all rights of subrogation with respect to claims against the Releasees arising out of the Services. The Customer does not assume any liability of any nature or kind for bodily injuries or property damages, or any other damages, arising out of Supplier’s performance of the Services.

13.Conduct.  Notwithstanding anything in this Agreement to the contrary, Supplier acknowledges that the Properties are operated as cemeteries, funeral homes and/or related uses and that Supplier and its employees, affiliates, invitees, licensees, agents, consultants, contractors and subcontractors (collectively, the “Supplier Parties”) shall conduct themselves with an appropriate level of decorum when entering, working on, and leaving the Properties.  Supplier and the Supplier Parties shall perform all Services in a manner that does not unreasonably disrupt, interfere with or disturb the conduct of Customer’s business or the use or enjoyment of the Properties by Customer, or its invitees, licensees or permittees.

14.

Cemetery Operations; Burial Issues.  Supplier acknowledges and agrees that Supplier may be required to perform one or more of the following tasks as part of the Services, either independently (without assistance or involvement by Customer), or in conjunction with Customer: (i) garden mapping, pinning, surveying and layout of burial spaces; (ii) excavating graves; (iii) installing vaults, concrete crypts and urns; (iv) opening and closing graves, niches and crypts; (v) setting up markers, crypt bars and niche bars; (vi) maintaining accurate records and (vii) ensuring the accuracy of interments and entombments (collectively, the “Cemetery Operations”).  Supplier further acknowledges and agrees that wrongful burial issues (“Burial Issues”) may result from a failure to follow Cemetery Procedures (defined below) or properly perform the Cemetery Operations, which failure may expose Customer to third party claims by customers of the cemetery and their families.

(a)	Obligations.
(i)

Supplier agrees to perform the Cemetery Operations in accordance with Customer’s established policies and procedures, including, without limitation, Customer’s blind-check process (collectively, the “Cemetery Procedures”).  Supplier will refrain from modifying any of the Cemetery Procedures without Customer’s prior review and approval.

(ii)

In the event Supplier becomes aware of a potential Burial Issue, Supplier shall immediately notify Customer and request further instruction.  Supplier shall not attempt to remedy a potential Burial Issue or take any other corrective action including, by way of example and without any limitation, moving a misplaced pin, without, in each instance, Customer’s prior approval.

(iii)

Supplier agrees to cooperate with, and otherwise assist, Customer in promptly resolving any Burial Issue in the manner and within the timeframe established by Customer in order to mitigate third party claims by customers of the cemetery and their families.

(iv)

To the extent Customer has to defend itself against a third party claim alleging a wrongful burial issue, about which Supplier has knowledge or other relevant information, Supplier agrees to cooperate, and to cause Supplier’s employees to cooperate, with Customer and to provide any such information that Customer may reasonably request regarding such matter.

(b)

Liability. Subject to Customer’s approval rights set forth in Section 14(a) hereof, Supplier shall, at Supplier’s sole cost and expense, correct any and all Burial Issues that occur as a direct or indirect result of Supplier’s acts or omissions, or the acts or omissions of the Supplier Parties.

15.	Repairs.
(a)

Repairs Generally.  Supplier shall, at Supplier’s sole cost and expense, repair and restore any damage to the Properties occurring as a result of the Services or of any act or omission of Supplier or any of the Supplier Parties, including without limitation, replacing any damaged marker, memorial or bench. Supplier will perform such repair or restoration within thirty (30) days of demand by Customer, and if Customer performs such repair or restoration on Supplier’s behalf, Supplier shall pay the costs thereof to Customer within thirty (30) days of the delivery by Customer of an invoice. Customer shall have the right to deduct from payments of the Service Fee the amount of any invoice for damage that has been outstanding for more than thirty (30) days.

(b)

Vault Damage. In the case of vault damage, if such damage occurs during the initial opening of the vault and prior to closing, Supplier is required to replace the damaged vault (or such component thereof, as may be applicable) at Supplier’s sole cost and expense.  If, however, the damage occurs in the course of re-opening the vault, Supplier and Customer will each bear one-half (i.e., 50%) of the cost to replace such damaged vault (or such component thereof, as may be applicable).

This Section shall survive termination of this Agreement.

16.	Independent Contractor/Personnel/Subcontractors; Outsourced Landscaping Agreements.
(a)

Independent Contractor/Personnel/Subcontractors. In providing the Services under this Agreement it is expressly agreed that Supplier is acting as an independent contractor and not as an employee of Customer.  Customer and Supplier acknowledge that this Agreement is exclusively a contract for service.  Subject to Section 8 hereof, Supplier shall have at all times a sufficient number of capable personnel to enable it to perform its duties hereunder.  Only fully qualified, experienced and competent persons shall be assigned to provide the Services. Supplier shall be responsible for the performance of all such personnel and all independent contractors, subcontractors and consultants retained or engaged by Supplier to assist Supplier in performing its duties hereunder.  Supplier shall be responsible for all matters pertaining to the assignment and performance of personnel either employed by Supplier or provided by contract to Supplier to assist Supplier in performing its duties hereunder. Supplier shall be solely responsible for the payment of compensation (including provision for employment taxes, federal, state and local income taxes, workers compensation and any similar taxes) and benefits associated with the employment of Supplier’s personnel. Furthermore, Supplier shall fully comply with all applicable laws and regulations relating to workers’ compensation, social security, income and withholding pay, unemployment insurance, hours of labor, wages, working conditions and other employer-employee related matters with respect to any personnel who are employees of Supplier. In no event shall Customer be the employer of such personnel, contractors and consultants, and Customer shall have no liability to such employees, contractors and consultants for their compensation.  Supplier is responsible for paying, and complying with reporting requirements for, all local, state and federal taxes related to payments made to Supplier under this Agreement.

(b)

Outsourced Landscaping Agreements.  Without limiting anything set forth in clause (a) above, Supplier hereby acknowledges and agrees that Services will be performed at the Outsourced Sites by the applicable third party listed on Schedule 5 until the date specified therein (unless cancelled, terminated or renewed in accordance with the applicable Assigned Agreement), and further reaffirms that all such Services shall adhere to the terms of this Agreement.  During the Term of this Agreement, Supplier will be required to notify Customer, through the WOMS, when a third party is scheduled to perform Services at a Property.  Moreover, not less than once per calendar year, Supplier will provide Customer with an update to Schedule 5, which identifies all of the sites where Services are to be performed by third parties, and the third parties performing such Services; this information will be required whether or not said third parties are engaged pursuant to an Assigned Agreement or a new third-party agreement entered into by Supplier during the Term.

17.	Termination.

(a)

Either Supplier or Customer may terminate this Agreement without cause upon one hundred (180) days’ prior written notice to the other party.  In the event that Customer terminates this Agreement prior to the end of the Term without cause, on or prior to the date of termination (the “Termination Date”), Customer shall pay to Supplier an equipment credit for Vehicles and Equipment equal to One Million Dollars ($1,000,000) per year, prorated for the actual number of days elapsed in any partial year, from the Effective Date to the Termination Date.

(b)

If either party breaches the terms of this Agreement and fails to cure such breach within ten (10) days after written notice from the non-breaching party specifying such breach, then the non-breaching party may elect to immediately terminate this Agreement by written notice to the breaching party.  In addition to and without limiting the foregoing, if Customer fails to timely pay any undisputed Service Fees due under this Agreement and such failure continues for five (5) business days after written notice, then Supplier thereafter may elect while such failure exists, in its sole discretion, to (i) delay or cancel Services upon written notice to Customer, and/or (ii) immediately terminate this Agreement upon written notice to Customer.  If this Agreement is terminated in accordance with its terms, any Services Fees shall be prorated on a per diem basis for Services performed until the date of termination, and such termination shall not release either party for liability for failure to perform any of the duties or obligations of either party required to be performed prior to such termination or any obligations under this Agreement stated to survive termination.

(c)

Either Supplier or Customer may immediately terminate this Agreement upon written notice to the other party if (i) the other party becomes insolvent or is unable to pay its debts, or makes an assignment for the benefit of creditors, (ii) the other party enters into or files (or has filed or commenced against it) a petition, arrangement, application, action or other proceeding seeking relief or protection under the bankruptcy Laws of the United States or any similar Laws of the United States or any state of the United States or (iii) all or substantially all of the other party’s property is levied upon or scheduled to be sold in a judicial proceeding.

18.	Indemnities.
(a)

Indemnity by Supplier. Supplier agrees to indemnify and hold harmless Customer, its Affiliates, and the respective current, future and former officers, directors, members, employees, agents, successors and assigns of each of the foregoing, and each of the foregoing persons or entities (the “Customer Indemnitees”) on demand, from and against any and all Losses incurred by any of them, and shall defend the Customer Indemnitees against all Claims arising from or in connection with:

(i)	All Claims arising out of, resulting from or related to the negligence or wrongful acts or omissions of Supplier or any Supplier Parties, or any breach or default by Supplier of this Agreement;
(ii)

all Claims by employees of Supplier or any of its Affiliates or subcontractors arising out of or relating to the Agreement or the Services, except to the extent caused by the gross negligence or willful misconduct of the Customer or any of its Affiliates or subcontractors (but excluding Supplier and Supplier Parties from such exception);
(iii)

all Claims arising out of, resulting from or related to any act or omission of Supplier in its capacity as an employer of an individual and arising out of or relating to (i) federal, state or other Laws or regulations for the protection of individuals who are members of a protected class or category of individuals, (ii) sexual discrimination or harassment, and (iii) any other aspect of the employment relationship or its termination (including claims for breach of an express or implied contract of employment) which arose when the individual asserting the claim, demand, charge, actions, cause of action or other proceeding was or purported to be an employee of, or candidate for employment by, the Supplier;

(iv)

all Claims related to damage to tangible or intangible personal or real property resulting from, arising out of or related to the acts of Supplier or any Supplier Parties that are outside of their provision of the Services while present on the Properties;

(v)

all Claims for personal injuries, death or damage to tangible or intangible personal or real property, including claims of any employee of the Customer, to the extent caused by acts or omissions of Supplier or any Supplier Parties;

(vi)	all Claims arising from a violation of any Law applicable to Supplier and/or any Supplier Party or to the Customer, by Supplier or any Supplier Party;
(vii)	all Claims arising from fraud or theft committed by, or the willful misconduct of, Supplier or any Supplier Party;
(viii)	all Claims for Supplier’s tax liabilities arising from Supplier’s provision of Services;
(ix)

all Claims arising out of the failure of Supplier to obtain, or cause to be obtained, any consent or approval required for the Customer to receive and use the Services, or any component thereof, to the full extent provided in the Agreement;

(x)	all Claims arising out of Supplier’s breach of its obligations under Section 3(b) (Compliance with Laws), or Section 14 (Cemetery Operations; Burial Issues) of the Agreement;
(xi)

all Claims that any personnel supplied by Supplier, its Affiliates and/or their permitted subcontractors under the Agreement is an employee or agent of the Customer, including: (i) the cost of any employee benefits Customer is required to provide to or pay for on behalf of any personnel supplied by Supplier, its Affiliates and/or their permitted subcontractors; and (ii) any Claim brought by any personnel supplied by Supplier, its Affiliates and/or permitted subcontractors against any Customer Indemnitee based upon the employer-employee relationship;

(xii)	any Claims arising out of Supplier’s breach of its representations or warranties set forth in the Agreement; and
(xiii)

all Claims by, or increases in the charges payable to, the Third Party Providers under the Third Party Agreements caused by or arising out of any breach of the Agreement by Supplier or its Affiliates or subcontractors, or failure to properly and timely perform any duty or responsibility that Supplier or any of its Affiliates or subcontractors has under the Agreement, except to the extent caused by any breach of the Agreement by Customer or its Affiliates or contractors (but excluding Supplier and its Affiliates and subcontractors from such exception).

For the avoidance of doubt, Supplier shall be solely liable for, and shall fully indemnify Customer Indemnitees against, any claims arising from injury to, or death of, any Rehired Employee (whether engaged pursuant to the prior Transition Services Agreements or this Agreement) in any way relating to or resulting from the performance of the Services, including claims for contribution, indemnity or reimbursement of worker’s compensation benefits.

(b)

Indemnity by Customer.  Customer agrees to indemnify and hold harmless Supplier, its Affiliates, and the respective current, future and former officers, directors, members, employees, agents, successors and assigns of each of the foregoing, and each of the foregoing persons or entities (the “Supplier Indemnitees”) on demand, from and against any and all Losses incurred by any of them, and shall defend the Suppler Indemnitees against all Claims arising from or in connection with:

(i)	All Claims arising out of, resulting from or related to the negligence or wrongful acts or omissions of Customer or any Customer Parties, or any breach or default by Customer of this Agreement.

This Section shall survive termination of the Agreement.

19.

Limitation of Liability.  NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY SPECIAL, PUNITIVE, EXEMPLARY, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR ANY RESULTING OBLIGATION, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT, TORT OR ANY OTHER CAUSE OF ACTION (EXCEPT THAT THE FOREGOING SHALL NOT APPLY TO ANY CLAIMS BY A THIRD PARTY FOR WHICH SUPPLIER IS OBLIGATED TO INDEMNIFY CUSTOMER PURSUANT TO THIS AGREEMENT).  NO DIRECT OR INDIRECT CONSTITUENT MEMBER OF CUSTOMER, NOR ANY TRUSTEE, BENEFICIARY, SHAREHOLDER, PARTNER, MEMBER, MANAGER, OFFICER, DIRECTOR, EMPLOYEE OR OTHER AGENT OF CUSTOMER, SHALL HAVE ANY LIABILITY IN CONNECTION WITH THIS AGREEMENT.

20.

Notices.  All notices, demands, requests, consents, approvals and other communications required or permitted to be given hereunder or which are to be given with respect to this Agreement shall be in writing and delivered personally, by overnight air courier service, by email, or by U.S. certified or registered mail, return receipt requested, postage prepaid, to the parties at their respective addresses set forth below, and the same shall be effective upon receipt if delivered personally, one (1) business day after depositing with an overnight air courier, or two (2) business days after depositing in the mail, or immediately, upon transmission (as confirmed by electronic confirmation of transmission generated by the sender’s machine) for any notice given by email:

If to Customer:

c/o StoneMor Partners L.P.

3600 Horizon Boulevard, Suite 100

Trevose, PA 19053

Attn: Tom Connolly

Office: 215-826-2808

Email: tconn@stonemor.com

With a copy to:

c/o StoneMor Partners L.P.

3600 Horizon Boulevard, Suite 100

Trevose, PA 19053

Attn: Lorena L. Trujillo, Assistant General Counsel

Office: 215-826-2865

Email: ltrujillo@stonemor.com

If to Supplier:

Moon Landscaping

145 Moon Rd

Box 673

Chesapeake City, MD 21915

Attn: William Hutchins

V.P. and General in-house Counsel

Office: 443-350-3674

Email: bhutchins@moonlandscaping.com

21.	Miscellaneous.
(a)	Attorneys’ Fees and Costs: In the event of any litigation arising out of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees and costs.
(b)

Waiver of Jury Trial:  THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

(c)

Governing Law; Jurisdiction:  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.  This Agreement shall not be more strictly construed against one party or the other by reason of the rule of construction that a document is to be construed most strictly against the party who itself or through its agent prepared the same, it being agreed that the agents of all parties hereto have participated in the preparation of this Agreement.  Both parties expressly agree that any and all legal proceedings arising under this Agreement will be brought exclusively in the state and federal courts located in the Commonwealth of Pennsylvania.

(d)	Binding Effect: This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding the foregoing, neither this

Agreement nor any interest herein may be assigned or transferred, voluntarily or by operation of law, by Supplier without Customer’s prior written consent, which may be withheld in Customer’s sole discretion.

(e)

No Waiver:  No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver, nor shall a waiver in any instance constitute a waiver in any subsequent instance.  No waiver shall be binding unless executed in writing by the party making the waiver.

(f)

Waiver And Release Of Lien Rights:  To the extent permitted by applicable law, Supplier specifically waives and releases any claims it may have to a lien on or with respect to the Properties or any other assets of Customer, and shall not file any notice of claim or assert any lien or claim of lien with respect to any amounts that may be due to it. Supplier shall, from time to time, execute such lien waivers and releases as may be reasonably required by Customer or to otherwise effectuate this provision.

(g)

Entire Agreement: This Agreement, including any schedules and exhibits attached hereto, shall constitute the entire Agreement between the parties hereto, and no modification thereof shall be effective unless made by supplemental agreement in writing executed by the parties hereto.

(h)

Severability: If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

(i)

Counterparts; Electronic Signatures: This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.  Facsimile and electronically transmitted signatures (such as a PDF) shall for all purposes be treated as originals.

(j)

Rules of Construction. (a) Words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (b) the word “including” and words of similar import shall mean “including, without limitation,” (c) provisions shall apply, when appropriate, to successive events and transactions, and (d) the headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of the Agreement.

(k)

Further Assurances. During the Term and at all times thereafter, each Party shall provide to the other Party, at its request, reasonable cooperation and assistance (including the execution and delivery of affidavits, declarations, oaths, assignments, samples, specimens and any other documentation) as necessary to effect the terms of the Agreement.

(l)	Force Majeure. Each Party will be excused from performance under the Agreement for any period and to the extent (and only to the extent) that it is prevented from or delayed in performing any obligations pursuant to the Agreement, in whole or in part, as a result of a Force Majeure Event. If either Party is prevented from, or delayed in performing any of its obligations under the Agreement by a Force Majeure Event, it shall promptly notify the other Party verbally (to be confirmed in writing within twenty-four (24) hours of the inception of the delay) of the occurrence of a Force Majeure Event and describe, in reasonable detail, the circumstances constituting the Force Majeure Event and of the obligations, the performance of which are thereby delayed or prevented. The Party claiming that a Force Majeure Event has occurred shall continue to use commercially reasonable efforts to mitigate the impact or consequence of the event on the other Party and to recommence performance whenever and to whatever extent possible without delay. In the event of any Force Majeure Event, Customer shall not pay any fees in respect of the Services so affected.

[SIGNATURE PAGE FOLLOW

By signing this Agreement in the space provided below, each party hereby represents and confirms that it has full power and authority to enter into this Agreement on its own behalf, and that this Agreement is a legally binding obligation of such party.

CUSTOMER:

STONEMOR OPERATING LLC,

a Delaware limited liability company

By:	/s/ Tom Connolly
Name:	Tom Connolly
Title:	SVP, Business Planning & Operations

[Signatures continue on following page.]

[Signature Page to Master Services Agreement]

SUPPLIER:

MOON LANDSCAPING, INC.,

a Pennsylvania corporation

By:	/s/ William Hutchins
Name:	William Hutchins
Title:	President

[Signature Page to Master Services Agreement]

Exhibit A. Definitions.

“Affiliate” means, with respect to a Party, any entity at any tier that controls, is controlled by, or is under common control with that Party. For purposes of this definition, the term “control” (including with correlative meanings, the terms “controlled by” and “under common control with”) means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by trust, management agreement, contract or otherwise.

“Assigned Agreements” means those certain landscaping agreements originally executed by Customer (or an Affiliate thereof) pursuant to which Customer engaged one or more third parties to perform landscaping and other services at the sites identified on Schedule 5 attached hereto (the “Outsourced Sites”).  Customer has assigned to Supplier, and Supplier has assumed from Customer, all of Customer’s right, title and interest in and to Assigned Agreements pursuant to that certain Landscape Services Agreement (Outsourced StoneMor Sites—2020) dated as of December 20, 2019 executed by and between Customer and Supplier.

“Claim” means any civil, criminal, administrative, regulatory or investigative action or proceeding commenced or threatened by a Third Party, including Governmental Authorities and regulatory agencies, however described or denominated.

“Customer Equipment” means those machines, equipment, materials and other components necessary to provide the Services that are owned by Customer.

“Disaster Recovery Plan” means a disaster recovery plan developed by Supplier in accordance with Section 3(e).

“Equipment” means Customer Equipment and Supplier Equipment.

“Force Majeure Event” means an event(s) meeting both of the following criteria:

(1)

Caused by any of the following: (a) catastrophic weather conditions or other extraordinary elements of nature or acts of God (other than localized fire or flood); (b) acts of war (declared or undeclared), acts of terrorism, insurrection, riots, civil disorders, rebellion or sabotage; and (c) quarantines, embargoes and other similar unusual actions of federal, provincial, local or foreign Governmental Authorities. Force Majeure Events generally do not include (i) vandalism, (ii) the regulatory acts of Governmental Authorities, (iii) Supplier’s inability to obtain hardware or software, on its own behalf or on behalf of Customer, or its inability to obtain or retain sufficient qualified personnel, except to the extent such inability to obtain hardware or software or retain qualified personnel results directly from the causes outlined above, or (iv) any failure to perform caused solely as a result of a Party’s lack of funds or financial ability or capacity to carry on business; and

(2)

The non-performing Party is without fault in causing or failing to prevent the occurrence of such event, and such occurrence could not have been prevented or circumvented through the use of commercially reasonable alternative sources, workaround plans or other means.

“Governmental Authority” means any nation or government, any federal, state, province, territory, city, town, municipality, county, local or other political subdivision thereof or thereto,

Exhibit A-1

any quasi-Governmental Authority, and any court, tribunal, arbitral body, taxation authority, department, commission, board, bureau, agency, instrumentality thereof or thereto or otherwise which exercises executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Law” means all applicable laws (including those arising under common law), statutes, codes, rules, regulations, reporting or licensing requirements, ordinances and other pronouncement having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city, province or other political subdivision, including those promulgated, interpreted or enforced by any Governmental Authority. Law includes Privacy Laws.

“Losses” means any judgments, settlements, awards, losses, charges, liabilities, penalties, interest claims (including Taxes and all related interest and penalties incurred directly with respect thereto), however described or denominated, and all related reasonable costs, expenses and other charges (including all reasonable attorneys’ fees and reasonable internal and external costs of investigations, litigation, hearings, proceedings, document and data productions and discovery, settlement, judgment, award, interest and penalties), however described or denominated.

“New Services” means the functions, responsibilities, activities, tasks and projects outside the scope of the Services that Supplier may provide to the Customer on terms to be agreed upon pursuant to Section 4.

“Party” or “Parties” means Customer and/or Supplier, as parties to the Master Agreement.

“Statement of Work” means a statement of work entered into by the Parties describing the Services to be provided by Supplier under that Statement of Work and the attached Schedules.

“Service Level Agreement” means the schedule to each Statement of Work specifying the Service Level Specifications applicable to the Services described in each such Statement of Work, remedies for Supplier’s failure to comply with such Service Level Specifications, including applicable Service level credits, procedures for modifying and improving Service Level Specifications and related provisions.

“Service Level Specifications” means the standards of performance to be met or exceeded by Supplier in providing the Services, as set forth in the applicable Service Level Agreement.

“Supplier Equipment” means all equipment owned or leased by Supplier that is used, directly or indirectly, to provide the Services.

“Tax” means federal, state and local sales, use and other similar types of transfer taxes or fees, however designated or imposed, which are in the nature of a transaction tax or fee, but not including any taxes, duties or fees imposed on or measured by net or gross income or gross receipts, capital stock or net worth or in the nature of an income, capital, franchise, or net worth tax.

“Third Party” means a business or entity other than the Customer or the Supplier or any of their respective Affiliates.

“Third Party Agreements” means those agreements for which Supplier has undertaken financial, management, operational, use, access and/or administrative responsibility and/or benefit in connection with the provision of the Services, and pursuant to which the Customer has contracted with a Third Party Provider to obtain any Third Party products, software and/or services that will be used, accessed and/or managed in connection with the Services.

Exhibit A-2

“Third Party Provider” means a business or entity other than the Customer or the Supplier or any of their respective Affiliates that provides products, software and/or services under a Third Party Agreement.

Exhibit A-3

Exhibit B (Statement of Work)

(See attached)

Exhibit B

Exhibit C (Success Metrics)

(See attached)

Exhibit C

Schedule 1 (Properties & Roll-Out Schedule)

(See attached)

Schedule 1

Schedule 2 (Work Order Management System)

(See attached)

Schedule 2

Schedule 3 (Leased Vehicles and Equipment)

(See attached)

Schedule 3

Schedule 4 (Pricing Schedule)

(See attached)

Schedule 4

Schedule 5 (Outsourced Sites)

(See attached)

Schedule 5

STONEMOR - MOON MSA EXHIBIT B (Statement of Work) & SCHEDULE 2 (Work Order Management System): Cemetery and Funeral Home Maintenance

Cemetery & Funeral Home Maintenance
Events	Category	Descriptions	Instructions	Time Constraints	Urgency	Work Orders	Metrics/Criteria	Success	MTTR - response time and resolution
Scheduled or Unscheduled Events	Space Verificaton	Probbing/Space Verification

GM or ADMIN will find/locate spaces for sales reps and customers. This will include space and lot verification. Space and Lot information will be sent to Supplier.

Supplier will perform any surveying needed for the location.

Blind check procedures: Supplier will perform blind check procedures to avoid compliance issues to avoid missed burials. This blind check procedures will also need to occur for at-need sales or pre need becoming at need

Maintenance will be in charge of locating the lot and placing flags in that spot, the family will then confirm this is the correct spot

Final sign off performed by the location Admin

				<24 hrs	High	GM and/or Admin will submit WO to Supplier	Space Verification	Completed or No	Timing of completion
Unscheduled Events*	Outdoor Cermonies	Setup, Opening/Lowering (Interment Service Prep), Service procedures and Equipment

Prior to the event, supplier will be responsible for the carpeting, putting out chairs, mowing/trimming a ~100 ft radius to the plot prior to the service and setting up tents for the ceremonies, specifications will be defined during the pilot program These events can happen any day and at short notice.

Supplier will be required to have staff in place to service any request

Supplier will be responsible for opening the graves and installing both the vault and casket. In some cases, vaults will have been preinstalled, if damage occurs to vaults, refer to “Replacement” section.

During the service the crew should be mindful of the family and attendees. For example, but not limited to: avoiding the area of the service, noise levels, overall conduct.

Clean up and filling in grave accordingly and Radius for additional treatment completed (~100ft)

Supplier will be responsible to maintain the needed equipment to perform the opening, lowering and closing

				< 24 hrs	High	GM and/or Admin will submit WO to Supplier (All inclusive of the work order)	Set-up completed prior to family arrival	On-time or Delayed	Timing of completion
	Indoor Cermonies	Setup, Entombment, Inurnment

Supplier will be responsible for the set-up of indoor ceremonies. After in- door ceremonies supplier will be responsible for moving the casket to storage until it is installed at scheduled time.

Supplier will be responsible for the opening of the tomb in the mausoleum and entombing the casket, if the cover has not been delivered prior to the service a temporary cover will be installed. Upon delivery of the correct cover the supplier will be responsible for installing these and treating them as a “Scheduled Event”

Supplier will be responsible for placing the urn in the niche, urn lot (depending on the location of the burial). Supplier will then close the lot with either a temp cover installed, or the inscriber will do it after the

				< 24 hrs	High	GM and/or Admin will submit WO to Supplier	Set-up completed prior to family arrival	On-time or Delayed	Timing of completion
Scheduled Events	Vaults	Pre-Installed Vaults

Pre-installed vaults include, opening the grave, installing the vault and fully closing the grave

Supplier will be responsible for scheduling and completing the required number of pre-installed vaults as indicated by (XX) in the defined work order tool. The supplier can use their discretion to schedule and deploy their team. If damage occurs to the installation of vaults, please refer to the

“Replacement” section.

				Installation of the "pre- installed vault" should be within 30 days of Product Delivery Date	Low	GM and/or Admin will submit WO to Supplier	What % of outstanding VICs - preinstalled vaults,	Tracking notifaction of Vault delievery, vaults passed 30 days	Timing of completion
Scheduled Events	Mausoleums/ Columbariums	In-door Installment

Supplier will be responsible for scheduling and completing the installment of covers in the Mausoleums/ Columbariums. The supplier can use their discretion to schedule and deploy their team based on the product deliveries (completed/engraved covers).

				Installation within 2 weeks of Product Delivery Date	Medium	GM and/or Admin will submit WO to Supplier	n/a	n/a	n/a
Scheduled Events	Markers/Bases	in-door or out-door installment

Supplier will be responsible for scheduling and installing bases and makers. Markers/bases/Accessories may not be delivered for the ceremony or at the same time as the base, the supplier will manage and handle both installations and will use their discretion to ensure it is completed in a timely manner, no later than 2 weeks after the delivery of the marker, subject to winter weather conditions. If damage occurs during installation, please refer to the “Replacement” section.

				Installation within 2 weeks of Product Delivery Date	Medium	GM and/or Admin will submit WO to Supplier

New work orders that went uninstalled: markers, headstones. % of backlog that is reduced (marker has been delivered and not installed).

% Any new work orders did they miss , when a markers is delivered must

								Tracking notifications of Markers/bases/c overs for installation, Passes X days	Timing of completion
be installed within 2 weeks is what is currently used
	Correct Cover	Entombment

If the cover has not been delivered prior to the service a temporary cover will be installed. Upon delivery of the correct cover the supplier will be responsible for installing these and treating them as a “Scheduled Event”

				Installation immediate of Product Delivery Date	Medium	Supplier submits WO to GM	n/a	n/a	n/a
Unscheduled Events	Maintenance Inspection	Out of Scope services

Supplier shall monitor the Facilities during their maintenance visits and promptly report to General Manager or designee any needed repair or maintenance work that is outside of the scope of the Services, and shall report to General Manager or designee any vandalism, illegal dumping, or other illegal activity.

				Immediately during inspe	Medium	Supplier submits WO to GM	n/a	n/a	n/a

Cemetery & Funeral Home Maintenance
Events	Category	Descriptions	Instructions	Time Constraints	Urgency	Work Orders	Metrics/Criteria	Success	MTTR - response time and resolution
Scheduled Events	Decorations Holiday / Seasonal Events	Supplier will manage the ordering and setup of seasonal, events, and ordered decorations

Holidays: Supplier will offer the option or provide to all lots, decorations (flags, flowers, etc). StoneMor will provide decorations to be installed by Supplier. Example; flags for memorial day and any holiday that requires decorations other than flowers.

Decorations will be removed at direction of park management or general best practices (IE if flag has fallen upon discovery). All decorations will be maintained and removed in accordance with park regulations.

Supplier will manage orders for all decorations.

Supplier will place flowers/decorations at grave sites when orders are received.

Debris and Litter pick up will be conducted on an ongoing basis

				Installation prior to Holiday / Seasonal Event	Medium	n/a	n/a	n/a	n/a
Scheduled Events	Collecting Caskets	Transportation of caskets from offsite locations to funeral homes	Supplier will be responsible for collecting and delivering caskets from offsite locations when needed.	Date of completion will be enter on WO	Medium	GM and/or Admin will submit WO to Supplier	n/a	n/a	n/a
Scheduled Events	Construction	Buildings, etc.

Supplier will lead the construction of fixtures throughout the park, if proposed project is out of Supplier’s ability, they will find outside vendor. Supplier will work with StoneMor to provide new and innovative ideas to incorporate new fixtures around the park

				TBD	Low	n/a	n/a	n/a	n/a
Scheduled Events	Additional Investment	Improvements

Supplier will provide StoneMor with annual investment ideas to improve the park, as well as a monetary amount that they will contribute. Supplier will propose any improvements directly to their point of contact

A list of proposed improvement shall be provided to StoneMor corporate in preparation for budget cycles each year.

				TBD	Low	n/a	n/a	n/a	n/a
Scheduled Events	Replacement (Damage to Markers, Benches Etc.)	Markers, Benches, Granite Cover, Vaults

In the result of damage to Markers, supplier will be required to file replacement order and cover replacement cost. Markers, Benches, etc. should be ordered by us and reimbursed or put on a new account. Many times, reasonable alternative must be discussed with families.

In the result of damage to granite covers during the installation in Mausoleums/ Columbariums, suppliers will file replacement orders and cover replacement costs.

If damage occurs during the initial opening of the vault and prior to closing, the Supplier is required to cover 100% of the cost.

If damage occurs when reopening of the vault, the Supplier and StoneMor will split the cost 50/50

				Immediate	High	Supplier submits WO to GM	Repair Completion	Tracking notifactions of Markers/bases/c overs for installation, Passes X days	Timing of completion
Scheduled Events	In Door Facility Maintenance (Cleaning, repairing etc.)	Mausoleum Cleaning

Walk-thru Mausoleum buildings to check on and ensure cleanliness of bathrooms, that all lightbulbs are operational and that entrances are clear of debris. All fixtures are free of cobwebs and dust. Floors swept and mopped.

				Immediate	Medium	n/a	Clean-up completed within a reasonable time period	Completed or No	Timing of completion
Scheduled Events	General Facility Maintenance (Cleaning, repairing etc.)	Park, Buildings etc.

Supplier will utilize staff to maintain a clean and neat appearance in the park. Included are “as necessary” services, not limited to, power washing buildings and features, touch up of features throughout the park (i.e. painting and cleaning), additional services that will enhance the appearance of the building (not including capital expense projects), such as paint touch up, minor repairs and rinsing windows and doors.

Supplier will provide services to maintain inside the building including but not limited to: lightbulb replacement, minimal plumbing, cleaning, if supplier is not capable of these services they will provide an outside vendor and will follow the approval process for the fee.

				Immediately during General Cleaning	Medium	GM and/or ADMIN submit WO along with issue	Work orders - minor (light bulb, cleaning) Work orders - major (urgent matters)	Work order system	Timing of completion
Scheduled Events	Pest Control	Indoor & Outdoor	Supplier will handle or outsource any necessary pest control for both indoor facilities and around the park.	Immediate	Low	Supplier submits WO to GM	n/a	n/a	n/a
Unscheduled Events	Complaints	All Maintenance Issue Complaints	Customer Complaints received about Maintenance issues (Mausleum is dirty, damage marker etc)	<24 hrs	High	GM and/or ADMIN submit WO along with the type of complaint	Resolution Time	Completed or No	Timing of completion

*Time Sensitive: These events will be requested and needed to be completed on short notice, please take this into consideration when quoting and scheduling. These events can happen any day and within 24 hours. Supplier will be required

STONEMOR - MOON MSA EXHIBIT B (Statement of Work) & SCHEDULE 2 (Work Order Management System): Cemetery and Funeral Home Landscaping

Cemetery & Funeral Home Landscaping
Events	Category	Descriptions	Instructions	Urgency	Work Orders	Metrics/ Criteria	Success	MTTR - response time and resolution
Scheduled	Grounds	Physical Inspection prior to mowing and/or trimming Damaged Irrigation Heads Loss or Misplaced flowers

Irrigation heads are retracted, remove trash and foreign debris but not limited to, items such as limbs, sticks, wilted flowers placed by visitors, silk and /or plastic flowers placed on ground

Flag damaged or broken irrigation heads and submit WO to GM.

Return to a permanet vase if it can be identifed.

Unmatched flowers sent back to Maintenance area for storage and/or disposed as directed by GM.

Broken or malfunctioning vases will be marked with colored flags to avoid futher damage.

				Medium	Supplier submits WO to GM	n/a	n/a	n/a
Inclement Weather on schedule mowing day

Mowing will follow the next acceptable mowing day.

If grounds are too wet to allow acceptable mowing NO mowing will occur. (Tracking or ruttinging of the site is Unacceptable)

If slightly wet conditions during mowing, do track clipping and / or mud on hard surfaces. If occurs supplier will clean up.

				Medium	n/a	n/a	n/a	n/a
Mowing

Produce an even appearance with high and low spots.

Adjust mowing heights throughout the year as specified by the GM.

GM reserves the right to refuse the use of a mower on contracted property if mower is not producing acceptly even finish.

Maintenance yards will be maintained in accordance with level “C” turf area standards. Unless in view of areas of area(s) A

Turf in land care levels A, B and C will be mowed evenly at a height suitable to the turf variety, but will be allowed to grow exceedingly tall above

				Medium	n/a	n/a	n/a	n/a
Trimming and / or Edging

Trimming and/or edging around all fixed objects (excluding monuments and markers) will occur at each scheduled mowing cycle regardless of assigned maintenance “land care level”.

Fixed objects include but are not limited to pavement edges and curbs, light poles, sign posts, trees (specified by General Manager or designee), walls and fences, sidewalks an

Trimming and/ or edging around monuments and / or markers will occur at each scheduled mowing cycle in land care level “A” and every other cycle regardless of assigned “land care level”.

				Medium	n/a	n/a	n/a	n/a
Condition of Bushes & Trees (Dead, removal and/or replace)

Provider will inspect bushes/trees and maintain a canopy of 10 feet above ground level in all areas of the park where foot traffic occurs.

Dead branches are to be removed and dying/diseased trees are to be identified and brought to the attention of the park staff.

If any trees die or require removal, the supplier will suggest replacement options.

				Medium	n/a	n/a	n/a	n/a
		Hardscape and landscape	Hardscape and landscape bed maintenance (including paving cracks and crevices) will include removal of grass, weeds or other unwanted plant material by either manual or chemical means.	Medium	n/a	n/a	n/a	n/a
		Turf applications	Turf applications will be performed for weed and broadleaf control at the providers discretion based on best practices to manage weed growth and enhance the quality of the turf.	Medium	n/a	n/a	n/a	n/a
		Grave Leveling	Supplier will be responsible to level any graves monuments and markers that impact the appearance of the park	Medium	n/a	n/a	n/a	n/a
		Ground Inspections	Supplier will perform regular inspections and grounds walk throughs to confirm the parks are maintained to the agreed upon standards	Medium	n/a	n/a	n/a	n/a
		Seasonal Planting of Flowe	Supplier will be responsible for seasonal planting of flowers that impact the appearance of the park	Medium	n/a	n/a	n/a	n/a

Cemetery & Funeral Home Landscaping
Events	Category	Descriptions	Instructions	Urgency	Work Orders	Metrics/ Criteria	Success	MTTR - response time and resolution
Roadways / Sidewa		Snow Plowing

When snow has fallen no trimming or mowing is needed.

Supplier will take necessary steps to avoid any damage to the roads and grounds, if any damage occurs supplier will be responsible to repair.

Snow events will include pre-treatment with salt and plowing as necessary to maintain safe roadways and walkways.

The Supplier is responsible for maintaining clean and safe sidewalks, roadways, fire lanes, doorways, roads throughout the site, entrances to the site, and pathways. In order to ensure that these tasks are performed in a timely manner, the Supplier, and any Supplier they may supplement their work with, is required to be available curing the site business hours. If at  any time inclement weather is present, the Supplier shall provide the necessary labor, equipment, and materials to remove ice and snow from  the sites listed in this contract in a safe and timely fashion.   In addition,  the Supplier is to be responsible for any damage caused to any of the sites listed in the contract during the course of snow removal. This damage includes, but is not limited to; concrete or asphalt damage to roadways, walkways, curbs, concrete bollards, stone buffers, edging, turf, plant material, signage and markers. Additionally, any damage caused should be reported in the Work Order tool within 24 hours.

Supplier will be prepared at each site to service and maintain a safe standard at the site, during the cemetery business hours.

Supplier will be responsible for managing and determining how often follow-up service is needed, Supplier should maintain the standard of cleaned roads, walkways, etc, regardless of the duration.

Supplier will use the necessary de-icing material that is approved for that location/state, the supplier will cover the cost of the material.

				High	Supplier submits WO to GM for any damages due to snow removal	n/a	n/a	n/a
Unscheduled	Complaints	All Ground Complaints	Customer complaints received about the conditions of the Grounds(Headstone dirty, Mausoleum floors dirty, Grass not cut etc)	High	GM and/or ADMIN submit WO along with the type of complaint	Reduced number of complaints	Complaint systems	Timing for resolution

•	The expectation is that the Supplier and StoneMor mutually define and agree upon standards for ‘A’, ‘B’ and ‘C’ areas, and the Supplier will provide the work needed to maintain these standards.

M owing: Defined standards for 3 levels

•	A Level – will stay between 3 – 4 inches, frequency of cuts at supplier’s discretion
•	B Level – will stay between 3 – 5 inches, frequency of cuts at supplier’s discretion
•	C Level – will stay between 3 – 7 inches, frequency of cuts at supplier’s discretion

T rimming/edging: Defined standards for 3 levels this cost will be included in the cost per acre

•	A Level – all areas in the A level section should remain neatly trimmed; frequency of services at supplier’s discretion
•	B Level – Should remain a consistent appearance and not appear overgrown.
•	C Level – Should remain manageable. Visible C Level areas to the general public should be maintained as a B Level.

A dditional Landscape: Hedges, Flowers, Trees

•

Supplier will maintain the front entrance of all parks to a high standard, this will include flowers, decorations, trimming of hedges, etc. Additional landscaping throughout the park will be defined by A, B, C level standards below.

•	A Level – Hedges shall maintain a neat and clean appearance upon inspection after each service.
•	B Level – Should be trimmed once at the beginning of the season and again at the end of the season to maintain a nice consistent appearance.
•	C Level – Should be trimmed as needed to eliminate an unkept appearance or if a safety hazard is present.
•	Supplier will propose new opportunities/recommendations that can improve the parks (including possibility of joint investment)

T ree Work

•	Supplier will do necessary maintenance to keep all trees alive and trimmed based on the standards defined for A, B, C level areas of the park.
-	A Level
-	B Level
-	C Level

STONEMOR - MOON MSA SCHEDULES 1& 5

StoneMor Field Organization			Moon Organization	
3 Digit #	4 Digit #	Name	Address	Rollout Date	Outsourced Status	Division	Area	Cluster	Region	Sub-Region
251	251	George Washington Cemetery	80 Stenton Avenue Plymouth Meeting,PA 19462	4/16/2020	YES	North	NA1	NC01	R4	Philadelphia - Non AOP
253	253	Sunset Memorial Park NE	333 W. County Line Rd Huntingdon Valley, PA 19006	4/16/2020	YES	North	NA1	NC01	R4	Philadelphia - Non AOP
360	5559	Riverside Cemetery	200 South Montgomery Ave. Norristown, PA 19403	4/16/2020	YES	North	NA1	NC01	R4	Philadelphia - Non AOP
919	919	Kirk & Nice @ Sunset	333 County Line Road Feasterville, PA 19053	4/16/2020	YES	North	NA1	NC01	R4	Philadelphia - Non AOP
920	920	Kirk & Nice Funeral Home	80 Stenton Avenue Plymouth Meeting,PA 19462	4/16/2020	YES	North	NA1	NC01	R4	Philadelphia - Non AOP
441	5586	Prospect Cemetery	501 Prospect Street East Strousburg, PA 18301	4/20/2020	YES	North	NA1	NC02	R4	Allentown
705	5819	Laurelwood Cemetery	901 Bryant Street Stroudsburg, PA 18360	4/20/2020	YES	North	NA1	NC02	R4	Allentown
354	5517	Bethlehem Memorial Park	1851 Linden Street Bethlehem, PA 18017	4/20/2020	YES	North	NA1	NC03	R4	Allentown
462	5626	Woodlawn Memorial Park Assn.	1500 Airport Road Allentown, PA 18103	4/20/2020	YES	North	NA1	NC03	R4	Allentown
613	613	Cedar Hill Memorial Park	1740 Airport Road Allentown, PA 18109	4/20/2020	YES	North	NA1	NC03	R4	Allentown
614	614	Grandview Cemetery	2735 Walbert Ave Allentown, PA 18104	4/20/2020	YES	North	NA1	NC03	R4	Allentown
615	615	Laurel Cemetery	2735 Walbert Ave Allentown, PA 18104	4/20/2020	YES	North	NA1	NC03	R4	Allentown
616	616	Arlington Memorial Park	1700 Airport Rd. Allentown, PA 18109	4/20/2020	YES	North	NA1	NC03	R4	Allentown
816	816	Weber Funreral Home	502 Ridge Ave Allentown, PA 18102	4/20/2020	YES	North	NA1	NC03	R4	Allentown
817	817	Weber Funeral Home	1619 Hamilton Street Allentown, PA 18102	4/20/2020	YES	North	NA1	NC03	R4	Allentown
818	818	Norcross-Weber FH	101-B North Main St Coopersburg,PA 18036	4/20/2020	YES	North	NA1	NC03	R4	Allentown
25	2127	Greenwood Cemetery	719 Highland Ave Lancaster, PA 17603	4/27/2020	YES	North	NA1	NC04	R4	Harrisburg
30	2137	Pleasant View Cemetery	650 Fritztown Road Sinking Spring, PA 19608	4/27/2020	YES	North	NA1	NC04	R4	Harrisburg
403	5569	Morris Cemetery	225 East Schuylkill Rd Pottstown, PA 19465	4/16/2020	YES	North	NA1	NC04	R4	Philadelphia - Non AOP
464	5628	Mt. Zion Cemetery & Mausoleum	225 East Schulykill Rd Pottstown, PA 19465	4/16/2020	YES	North	NA1	NC04	R4	Philadelphia - Non AOP
469	5633	Grand View Memorial Park	500 N Weber Street Lebanon, PA 17046	4/27/2020	YES	North	NA1	NC04	R4	Harrisburg
470	5634	Woodlawn Memorial Gardens - PA	4855 Londonderry Road Harrisburg, PA 17109	4/27/2020	YES	North	NA1	NC04	R4	Harrisburg
495	5672	Riverview Memorial Gardens	3776 Peters Mountain Rd Halifax, PA 17032	4/27/2020	NO	North	NA1	NC04	R4	Harrisburg
496	5673	Cumberland Valley Memorial	1921 Ritner Highway Carlisle, PA 17013	4/27/2020	YES	North	NA1	NC04	R4	Harrisburg
497	5674	Tri County Memorial Gardens	740 Wyndamere Road Lewisberry, PA 17339	4/27/2020	YES	North	NA1	NC04	R4	Harrisburg
498	5675	Blue Ridge Memorial Gardens	6701 Jonestown Road Harrisburg, PA 17112	4/27/2020	YES	North	NA1	NC04	R4	Harrisburg
501	5698	Prospect Hill	4855 Londonderry Rd. Harrisburg, PA 17109	4/27/2020	YES	North	NA1	NC04	R4	Harrisburg
502	5699	Westminster Cemetery	1159 Newville Road Carlisle, PA 17013	4/27/2020	YES	North	NA1	NC04	R4	Harrisburg
811	811	Heintzelman FH Centre Co	1037 Benner Pike State College, PA 16801	5/26/2020	YES	North	NA1	NC04	R3	Altoona
145	2240	Twin Hills Memorial Park	3332 Lycoming Mall Drive Muncy, PA 17756	5/26/2020	NO	North	NA2	NC05	R3	Altoona
300	2267	Juniata Memorial Park	9010 Us Hwy 522 S Lewistown, PA 17044	5/26/2020	NO	North	NA2	NC05	R3	Altoona
455	5619	Blair Memorial Park	3234 E Pleasant Valley Bl Altoona, PA 16601	5/26/2020	NO	North	NA2	NC05	R3	Altoona
457	5621	Centre County Memorial Park	1032 Benner Pike State College, PA 16801	5/26/2020	NO	North	NA2	NC05	R3	Altoona
475	5771	Tioga County Memorial Gardens	62 Rt. 54 Highway Montgomery, PA 17752	5/26/2020	NO	North	NA2	NC05	R3	Altoona
529	5682	Parklawn Memorial Gardens	14732 Boot Jack Road Ridgway, PA 15853	5/26/2020	NO	North	NA2	NC05	R3	Altoona
536	5713	Green Lawn Memorial Park	62 Route 54 Highway Montgomery, PA 17752	5/26/2020	NO	North	NA2	NC05	R3	Altoona
466	5630	Greene County Memorial Park	1003 Jefferson Rd Waynesburg, PA 15370	5/11/2020	YES	North	NA2	NC06	R3	South Pittsburgh
617	617	Lafayette Memorial Park	PO Box 308 Brier Hill, PA 15415	5/11/2020	YES	North	NA2	NC06	R3	South Pittsburgh
618	618	Sylvan Heights Cemetery	603 N. Gallatin Ave Uniontown, PA 15401	5/11/2020	YES	North	NA2	NC06	R3	South Pittsburgh
727	727	FOREST LAWN GDNS	3739 Washington Rd McMurray, PA 15317	5/11/2020	YES	North	NA2	NC06	R3	South Pittsburgh
813	813	Stephen R.Hakey FH	603 North Gallatin Avenue Uniontown,PA 15401	5/11/2020	YES	North	NA2	NC06	R3	South Pittsburgh
459	5623	Mt. Lebanon Cemetery - PA	509 Washington Road Pittsburgh, PA 15228	5/11/2020	YES	North	NA2	NC07	R3	South Pittsburgh
460	5624	South Side Cemetery	1404 Brownsville Road Pittsburgh, PA 15210	5/11/2020	YES	North	NA2	NC07	R3	South Pittsburgh
471	5635	Coraopolis Cemetery	Main & Woodland Road P.O. Box 384 Coraopolis, PA 1	5/11/2020	YES	North	NA2	NC07	R3	North Pittsburgh
693	5833	Chartiers Cemetery Company	801 Noblestown Road Carnegie, PA 15106	5/11/2020	YES	North	NA2	NC07	R3	South Pittsburgh
451	5615	Castleview Memorial Park	3010 Wilmington Road New Castle, PA 16105	5/11/2020	YES	North	NA2	NC08	R3	North Pittsburgh

STONEMOR - MOON MSA SCHEDULES 1& 5  StoneMor Field Organization Moon Organization            251 251 George Washington Cemetery 80 Stenton Avenue Plymouth Meeting,PA 19462 253 253 Sunset Memorial Park NE 333 W. County Line Rd Huntingdon Valley, PA 19006 360 5559 Riverside Cemetery 200 South Montgomery Ave. Norristown, PA 19403 919  919 Kirk & Nice @ Sunset 333 County Line Road Feasterville, PA 19053 920 920 Kirk & Nice Funeral Home 80 Stenton Avenue Plymouth Meeting,PA 19462 441 5586 Prospect Cemetery 501 Prospect Street East Strousburg, PA 18301 705 5819 Laurelwood Cemetery 901 Bryant Street Stroudsburg, PA 18360 354 5517 Bethlehem Memorial Park 1851 Linden Street Bethlehem, PA 18017 462 5626 Woodlawn Memorial Park Assn. 1500 Airport Road Allentown, PA 18103 613  613 Cedar Hill Memorial Park 1740 Airport Road Allentown, PA 18109 614  614 Grandview Cemetery 2735 Walbert Ave Allentown, PA 18104 615  615 Laurel Cemetery 2735 Walbert Ave Allentown, PA 18104 616  616 Arlington Memorial Park 1700 Airport Rd. Allentown, PA 18109 816  816 Weber Funreral Home 502 Ridge Ave Allentown, PA 18102 817 817 Weber Funeral Home 1619 Hamilton Street Allentown, PA 18102 818 818 Norcross-Weber FH 101-B North Main St Coopersburg, PA 18036 25 2127 Greenwood Cemetery 719 Highland Ave Lancaster, PA 17603 30 2137 Pleasant View Cemetery 650 Fritztown Road Sinking Spring, PA 19608 403 5569 Morris Cemetery 225 East Schuylkill Rd Pottstown, PA 19465 464 5628 Mt. Zion Cemetery & Mausoleum 225 East Schulykill Rd Pottstown, PA 19465 469 5633 Grand View Memorial Park 500 N Weber Street Lebanon, PA 17046 470 5634 Woodlawn Memorial Gardens - PA 4855 Londonderry Road Harrisburg, PA 17109 495 5672 Riverview Memorial Gardens 3776 Peters Mountain Rd Halifax, PA 17032 496 5673 Cumberland Valley Memorial 1921 Ritner Highway Carlisle, PA 17013 497 5674 Tri County Memorial Gardens 740 Wyndamere Road Lewisberry, PA 17339 498 5675 Blue Ridge Memorial Gardens 6701 Jonestown Road Harrisburg, PA 17112 501 5698 Prospect Hill 4855 Londonderry Rd. Harrisburg, PA 17109 502 5699 Westminster Cemetery 1159 Newville Road Carlisle, PA 17013 811  811 Heintzelman FH Centre Co 1037 Benner Pike State College, PA 16801 145 2240 Twin Hills Memorial Park 3332 Lycoming Mall Drive Muncy, PA 17756 300 2267 Juniata Memorial Park 9010 Us Hwy 522 S Lewistown, PA 17044 455 5619 Blair Memorial Park 3234 E Pleasant Valley Bl Altoona, PA 16601 457 5621 Centre County Memorial Park 1032 Benner Pike State College, PA 16801 475 5771 Tioga County Memorial Gardens 62 Rt. 54 Highway Montgomery, PA 17752 529 5682 Parklawn Memorial Gardens 14732 Boot Jack Road Ridgway, PA 15853 536 5713 Green Lawn Memorial Park 62 Route 54 Highway Montgomery, PA 17752 466 5630 Greene County Memorial Park 1003 Jeﬀerson Rd Waynesburg, PA 15370 617  617 Lafayette Memorial Park PO Box 308 Brier Hill, PA 15415 618 618 Sylvan Heights Cemetery 603 N. Gallatin Ave Uniontown, PA 15401 727 727 FOREST LAWN GDNS 3739 Washington Rd McMurray, PA 15317 813 813 Stephen R.Hakey FH 603 North Gallatin Avenue Uniontown, PA 15401 459 5623 Mt. Lebanon Cemetery - PA 509 Washington Road Pittsburgh, PA 15228 460 5624 South Side Cemetery 1404 Brownsville Road Pittsburgh, PA 15210   4/16/2020 YES 4/16/2020 YES 4/16/2020 YES 4/16/2020 YES 4/16/2020 YES 4/20/2020 YES 4/20/2020 YES 4/20/2020 YES 4/20/2020 YES 4/20/2020 YES 4/20/2020 YES 4/20/2020 YES 4/20/2020 YES 4/20/2020 YES 4/20/2020 YES 4/20/2020 YES 4/27/2020 YES 4/27/2020 YES 4/16/2020 YES 4/16/2020 YES 4/27/2020 YES 4/27/2020 YES 4/27/2020 NO 4/27/2020 YES 4/27/2020 YES 4/27/2020 YES 4/27/2020 YES 4/27/2020 YES 5/26/2020 YES 5/26/2020 NO 5/26/2020 NO 5/26/2020 NO 5/26/2020 NO 5/26/2020 NO 5/26/2020 NO 5/26/2020 NO 5/11/2020 YES 5/11/2020 YES 5/11/2020 YES 5/11/2020 YES 5/11/2020 YES 5/11/2020 YES 5/11/2020 YES   North NA1 NC01 North NA1 NC01 North NA1 NC01 North NA1 NC01 North NA1 NC01 North NA1 NC02 North NA1 NC02 North NA1 NC03 North NA1 NC03 North NA1 NC03 North NA1 NC03 North NA1 NC03 North NA1 NC03 North NA1 NC03 North NA1 NC03 North NA1 NC03 North NA1 NC04 North NA1 NC04 North NA1 NC04 North NA1 NC04 North NA1 NC04 North NA1 NC04 North NA1 NC04 North NA1 NC04 North NA1 NC04 North NA1 NC04 North NA1 NC04 North NA1 NC04 North NA1 NC04 North NA2 NC05 North NA2 NC05 North NA2 NC05 North NA2 NC05 North NA2 NC05 North NA2 NC05 North NA2 NC05 North NA2 NC06 North NA2 NC06 North NA2 NC06 North NA2 NC06 North NA2 NC06 North NA2 NC07 North NA2 NC07   R4 Philadelphia - Non AOP R4 Philadelphia - Non AOP R4 Philadelphia - Non AOP R4 Philadelphia - Non AOP R4 Philadelphia - Non AOP R4 Allentown R4 Allentown R4 Allentown R4 Allentown R4 Allentown R4 Allentown R4 Allentown R4 Allentown R4 Allentown R4 Allentown R4 Allentown R4 Harrisburg R4 Harrisburg R4 Philadelphia - Non AOP R4 Philadelphia - Non AOP R4 Harrisburg R4 Harrisburg R4 Harrisburg R4 Harrisburg R4 Harrisburg R4 Harrisburg R4 Harrisburg R4 Harrisburg R3 Altoona R3 Altoona R3 Altoona R3 Altoona R3 Altoona R3 Altoona R3 Altoona R3 Altoona R3 South Pittsburgh R3 South Pittsburgh R3 South Pittsburgh R3 South Pittsburgh R3 South Pittsburgh R3 South Pittsburgh R3 South Pittsburgh   471 5635 Coraopolis Cemetery Main & Woodland Road P.O. Box 384 Coraopolis, PA 1 5/11/2020 YES 693 5833 Chartiers Cemetery Company 801 Noblestown Road Carnegie, PA 15106 5/11/2020 YES 451 5615 Castleview Memorial Park 3010 Wilmington Road New Castle, PA 16105 5/11/2020 YES   North         NA2 NC07 R3 North Pittsburgh North         NA2 NC07 R3 South Pittsburgh North         NA2 NC08 R3 North Pittsburgh

453 5617 Crestview Memorial Park P.O. Box 975 Grove City, PA 16127-0975 463 5627 Sunset Hill Memorial Gardens 6615 Us 322 P.O. Box 188 Cranberry, PA 16319 583 5705 Mt. Airy Cemetery 2800 Old Freeport Rd Natrona Heights, PA 15065 812  812 Kyper FH @ Mt. Royal 2702 Mt Royal Blvd Glenshaw, PA 15116 66 2076 Shenandoah Memorial Park 1270 Front Royal Pk Winchester, VA 22602 124 2166 Sunset Memorial Park - MD 13800 Bedford. Rd. N.E. Cumberland, MD 21502 192 2226 Hill Crest Burial Park 10901 Mason Road Cumberland, MD 21501 282 5573 Panorama Memorial Gardens 4917 Strasburg Road Strasburg, VA 22657 283 5574 Evergreen Memorial Gardens - VA 13 S. Marye Lane Luray, VA 22835 284 5575 Hillcrest Memory Gardens 4160 Rixeyville Road Jeﬀersonton, VA 22724 303 303 All Saints Cemetery 291 Durham Road Newtown, PA 18940 304 304 All Souls Cemetery 3215 Manor Drive Coatesville PA 19320 305 305 Calvary Cemetery 199 Matsonford Road Conshohocken, PA 19428 306 306 Cathedral Cemetery 1032 N 48th Street Philadelphia PA 19428 307 307 Holy Cross Cemetery 626 Baily Rd Yeadon PA 19050 309 309 Holy Sepulchre Cemetery 3301 W Cheltenham Avenue Philadelphia PA19150   5/11/2020 YES 5/11/2020 YES 5/11/2020 YES 5/11/2020 YES 4/6/2020 NO 5/11/2020 YES 5/11/2020 YES 4/6/2020 NO 4/6/2020 NO 4/6/2020 YES 4/20/2020 YES 4/20/2020 YES 4/20/2020 YES 4/20/2020 YES 4/20/2020 YES 4/20/2020 YES   North NA2 NC08 North NA2 NC08 North NA2 NC08 North NA2 NC08 North NA2 NC09 North NA2 NC09 North NA2 NC09 North NA2 NC09 North NA2 NC09 North NA2 NC09 North NA3 NC10 North NA3 NC10 North NA3 NC10 North NA3 NC10 North NA3 NC10 North NA3 NC10   R3 North Pittsburgh R3 North Pittsburgh R3 North Pittsburgh R3 North Pittsburgh R3 Northern Virginia R3 South Pittsburgh R3 South Pittsburgh R3 Northern Virginia R3 Northern Virginia R3 Northern Virginia R4 Philadelphia - AOP R4 Philadelphia - AOP R4 Philadelphia - AOP R4 Philadelphia - AOP R4 Philadelphia - AOP R4 Philadelphia - AOP   310 310 Immaculate Heart of Mary Cemete Township Line Rd and Market Street Linwood PA 190 4/20/2020 NO   North NA3 NC10   R4 Philadelphia - AOP   311 311 New Cathedral Cemetery Front Street & Kuzerne Steet Philadelphia PA 19140 4/20/2020 YES 312 312 Resurrection Cemetery 5201 Hulmeville Rd Bensalem PA 19020 4/20/2020 YES 313 313 Saints Peter and Paul Cemetery 1600 S Sproul Rd Springfeild PA 19064 4/20/2020 YES 314 314 St. John Neumann Cemetery 3797 County Line Rd Chalfont PA 18914 4/20/2020 YES 315 315 St. Michael Cemetery 1811 Edgemont Avenue Chester PA 19013 4/20/2020 YES 36 2134 Newport Memorial Park 123 Howland Ave Middletown, RI 02842 6/29/2020 YES 37 2141 Trinity Cemetery 367 East Mail Street Middletown, RI 02842 6/29/2020 YES 107 2162 Beth Israel Cemetery US Hwy 1 North Woodbridge NJ 07095 6/29/2020 YES 109 2164 Cloverleaf Cemetery US Highway 1 South & Route 35 6/29/2020 YES 548 5685      Locustwood Memorial Park 1500 Route 70 West Cherry Hill, NJ 08002 6/29/2020 YES 670 5786      Arlington Park Cemetery 1620 Cove Road Pennsauken, NJ 08110 6/29/2020 YES 671 5787      Bethel Memorial Park 1620 Cove Road Pennsauken, NJ 08110 6/29/2020 YES 14 2117      Cedar Hill Cemetery 4111 Pennsylvania Avenue Suitland, MD 20746 4/13/2020 YES 15 2131      Lincoln Memorial Cemetery 4001 Suitland Road Suitland, MD 20746 4/13/2020 YES 156 2215     Washington National Cemetery       4101 Suitland Road Suitland, MD 20746 4/13/2020 YES 800 3570      Cedar Hill Funeral Home 4111 Pennsylvania Ave Suitland, MD 20746 4/13/2020 YES 150 2207      Springhill Memory Gardens 27260 Ocean Gateway Hebron, MD 21830 4/13/2020 YES 151 5516      Henlopen Memorial Park 28787 Lockerman Rd. Milton, DE 19968 4/13/2020 YES 716 5841     Wicomico Memorial Parks, Inc.        721 Snow Hill Road Salisbury, MD 21804 4/13/2020 YES 601  601       Glen Haven Memorial Park 7215 Ritchie Hwy. Suite AA Glen Burnie, MD 21061 4/13/2020 YES 602  602      Columbia Cemetery 12005 Clarksville Pike Clarksville, MD 21029 4/13/2020 YES 728 5835      Lorraine Park Cemetery 5608 Dogwood Road Baltimore, MD 21207 4/13/2020 YES 67 2075     Sunset-Fredericksburg 3702 Loren Drive Fredricksburg, VA 21830 4/6/2020 YES 68 2084      Oak Hill Cemetery 1902 Plank Road Fredericksburg, VA 22401 4/6/2020 YES 69 2180     Laurel Hill 10127 Plank Rd Spotsylvania, VA 22553 4/6/2020 YES 744 5849      Northern Neck Cemetery C/O Oak Hill 1902 Plank Rd Fredericksburg, VA 22401       4/6/2020 NO 803  803       Laurel Hill Funeral Home 10127 Plank Road Spotsylvania, VA 22553 4/6/2020 YES 591 5714      Roosevelt Memorial Park 1101 Campostella Road Chesapeake, VA 23320 1/20/2020 YES 745 5850     Crestview Cemetery 18599 Hwy 1 North Lacross, VA 23950 1/20/2020 NO 120 120       Southlawn Memorial Park 1911 Birdsong Rd S.Prince George, VA 23805 1/20/2020 YES 256 256       Sunset Memorial Park 2901 West Hundred Road Chester, VA 23831 1/20/2020 YES 255 255      Greenwood Memorial Gardens       12609 Patterson Avenue Richmond, VA 23238 1/20/2020 YES   North         NA3 NC10 R4 Philadelphia - AOP North         NA3 NC10 R4 Philadelphia - AOP North         NA3 NC10 R4 Philadelphia - AOP North         NA3 NC10 R4 Philadelphia - AOP North         NA3 NC10 R4 Philadelphia - AOP North         NA4 NC11 R4 New Jersey North NA4 NC11 R4 New Jersey North NA4 NC11 R4 New Jersey North NA4 NC11 R4 New Jersey North NA4 NC11 R4 New Jersey North NA4 NC11 R4 New Jersey North NA4 NC11 R4 New Jersey North NA4 NC12 R4 Maryland North NA4 NC12 R4 Maryland North NA4 NC12 R4 Maryland North NA4 NC12 R4 Maryland North NA4 NC13 R4 Maryland North NA4 NC13 R4 Maryland North NA4 NC13 R4 Maryland North NA4 NC14 R4 Maryland North NA4 NC14 R4 Maryland North NA4 NC14 R4 Maryland North NA5 NC15 R3 Northern Virginia North NA5 NC15 R3 Northern Virginia North NA5 NC15 R3 Northern Virginia North NA5 NC15 R3 Northern Virginia North NA5 NC15 R3 Northern Virginia North NA5 NC16 R3 South East Virginia North NA5 NC16 R3 South East Virginia North NA5 NC17 R3 South East Virginia North NA5 NC17 R3 SouthEastVirginia North NA5 NC18 R3 SouthEastVirginia

3 Digit #	4 Digit #	Name	Address	Rollout Date	Outsourced Status	StoneMor Field Organization			Moon Organization	
						Division	Area	Cluster	Region	Sub-Region
473	473	Forest Lawn Cemetery VA	4000 Pilots Lane Richmond, VA 23222-1299	1/20/2020	YES	North	NA5	NC18	R3	South East Virginia
274	2249	Henry Memorial Park	8443 Virginia Ave Bassett, VA 24055	1/20/2020	YES	North	NA5	NC19	R3	Western Virginia
399	5529	Roselawn Burial Park	103 Clearview Dr Martinsville VA 24112	1/20/2020	YES	North	NA5	NC19	R3	Western Virginia
188	2095	Roselawn Memorial Gardens	2880 North Franklin St. Christiansburg, VA 24073	1/20/2020	YES	North	NA5	NC20	R3	Western Virginia
346	2287	Rockbridge Memorial Gardens	116 Peaceful Lane Lexington, VA 24450	1/20/2020	NO	North	NA5	NC20	R3	Western Virginia
430	5601	Augusta Memorial Park	1775 Goose Creek Road Waynesboro, VA 22980	1/20/2020	NO	North	NA5	NC20	R3	Western Virginia
431	5602	Alleghany Memorial Park	7008 Winterberry Road Covington, VA 24426	1/20/2020	NO	North	NA5	NC20	R3	Western Virginia
449	5640	Oaklawn Mausoleum	1921 Shutterlee Mill Road Staunton, VA 24401	1/20/2020	NO	North	NA5	NC20	R3	Western Virginia
492	5776	Birchlawn Burial Park	177 Birchlawn Circle Pearisburg, VA 24134	1/20/2020	NO	North	NA5	NC20	R3	Western Virginia
653	5780	Old Dominion Memorial Gardens	7271 Cloverdale Road Roanoke, VA 24019	1/20/2020	NO	North	NA5	NC20	R3	Western Virginia
802	3398	Roselawn Chapel Fun.Home	103 Clearview Drive Martinsville, VA 24112	1/20/2020	YES	North	NA5	NC19	R3	Western Virginia
258	2253	Altavista Memorial Park	642 Wards Road Altavista, VA 24517	1/20/2020	YES	North	NA5	NC21	R3	Western Virginia
596	5730	Briarwood Memorial Gardens	1823 S Amherst Hwy Amherst, VA 24521	1/20/2020	YES	North	NA5	NC21	R3	Western Virginia
597	5731	Virginia Memorial Park	11490 Forest Rd. Forest, VA 24551	1/20/2020	YES	North	NA5	NC21	R3	Western Virginia
598	5732	Fort Hill Memorial Park	5196 Fort Avenue Lynchburg, VA 24502	1/20/2020	YES	North	NA5	NC21	R3	Western Virginia
180	2090	Powell Valley Memorial Gardens	5650 Powell Valley Road Big Stone Gap, VA 24219	1/20/2020	YES	North	NA5	NC22	R3	Western Virginia
244	2225	Rural Retreat	7764 W.Lee Hwy Rural Retreat, VA 24368	1/20/2020	NO	North	NA5	NC22	R3	Western Virginia
254	254	Clinch Valley Cemetery	3201 West Front Street Richlands, Va 24641	1/20/2020	YES	North	NA5	NC22	R3	Western Virginia
275	2248	Roselawn Cemeteries	4410 Lee Hwy Marion, VA 24354	1/20/2020	NO	North	NA5	NC22	R3	Western Virginia
276	2259	Mt. Rose	10069 Cresent Rd Glade Spring, VA 24340	1/20/2020	NO	North	NA5	NC22	R3	Western Virginia
499	5649	Russell Memorial Park	154 Huckleberry Rd Lebanon, VA 24266	1/20/2020	NO	North	NA5	NC22	R3	Western Virginia
654	5781	Temple Hill Memorial Park	2529 Memorial Drive Castlewood, VA 24224	1/20/2020	NO	North	NA5	NC22	R3	Western Virginia
176	2091	Montgomery Memorial Park	9619 E. Dupont Avenue London, WV 25126	5/4/2020	NO	South	SA1	SC01	R3	West Virginia - SW
177	2098	Pineview Cemetery	21557 Coal River Road Orgas, WV 25148	4/22/2020	NO	South	SA1	SC01	R3	West Virginia - N
182	2088	Highland Memory Gardens	42 Highland Memory Lane Chapmanville, WV 25508	4/27/2020	NO	South	SA1	SC01	R3	West Virginia - S
302	5535	Sunset Memorial Park - WV	4301 Maccorkle Avenue Sw South Charleston, WV253	5/4/2020	NO	South	SA1	SC01	R3	West Virginia - SW
343	2284	Grandview Memorial Park	1313 Hillview Drive Dunbar, WV 25064	5/4/2020	NO	South	SA1	SC01	R3	West Virginia - SW
344	2285	Clendenin Memorial Park	4301 Maccorkle Ave. Sw S. Charleston, WV 25309	5/4/2020	NO	South	SA1	SC01	R3	West Virginia - SW
664	664	Kanawha Valley Mem Gdn	Drawer 330, Route 60 Glasgow, WV 25086	5/4/2020	NO	South	SA1	SC01	R3	West Virginia - SW
224	224	Carolina Biblical Gardens of Guilfor	5710 Riverdale Drive Jamestown, NC 27282	2/20/2020	NO	South	SA1	SC02	R2	North Carolina - West
248	248	Floral Garden Park Cemetery	1730 English Road High Point, NC 27262	2/20/2020	YES	South	SA1	SC02	R2	North Carolina - West
625	625	Lakeview Memorial Park	3600 N. O'Henry Blvd. Greensboro, NC 27405	2/20/2020	YES	South	SA1	SC03	R2	North Carolina - West
179	2015	Davis-White Chapel Cemetery	3547 Rt 60 Barboursville, WV 25504	5/4/2020	NO	South	SA1	SC04	R3	West Virginia - SW
257	2257	Valleyview Memorial Park	2466 Main St. Hurricane, WV 25526	5/4/2020	NO	South	SA1	SC04	R3	West Virginia - SW
339	2280	Forest Memorial Park - WV	PO Box 158 Milton, WV 25541	5/4/2020	NO	South	SA1	SC04	R3	West Virginia - SW
340	2281	Spring Valley Memorial Park - WV	2813 Goodwill Rd. Huntington, WV 25704	4/27/2020	NO	South	SA1	SC04	R3	West Virginia - S
341	2282	Forest Lawn Memorial Gardens	2813 Goodwill Rd. Huntington, WV 25704	5/4/2020	NO	South	SA1	SC04	R3	West Virginia - SW
342	2283	Fairview Memorial Gardens - WV	PO Box 158 Milton, WV 25541	5/4/2020	NO	South	SA1	SC04	R3	West Virginia - SW
345	2286	West Virginia Memorial Gardens	PO Box 5 Calvin, WV 26660	5/4/2020	NO	South	SA1	SC04	R3	West Virginia - SW
685	5799	Sunset Memorial Park - Beckley	1925 Harper Road Beckley, WV 25801	4/27/2020	NO	South	SA1	SC04	R3	West Virginia - S
249	249	Montlawn Memorial Park	2911 South Wilmington St Raleigh, NC 27603	2/20/2020	YES	South	SA1	SC05	R2	North Carolina - East
917	917	Montlawn Funeral Home	2911 South Wilmington St Raleigh, NC 27603	2/20/2020	YES	South	SA1	SC05	R2	North Carolina - East
225	225	Martin Memorial Gardens	12813 Us Hwy 64 W. Williamston, NC 27892	2/20/2020	NO	South	SA1	SC06	R2	North Carolina - East
620	620	Randolph Memorial Park	4538 Us Hwy 220 Bus N Asheboro, NC 27203	2/20/2020	YES	South	SA1	SC06	R2	North Carolina - West
621	621	Alamance Memorial Park	4039 South Church St Burlington, NC 27215	2/20/2020	YES	South	SA1	SC06	R2	North Carolina - West
623	623	Wayne Memorial Park	2925 Us Hwy 117 South Dudley, NC 28333	2/20/2020	NO	South	SA1	SC06	R2	North Carolina - East
626	626	Oakhill Memorial Park	4488 Hwy 70 West Kinston, NC 29504	2/20/2020	NO	South	SA1	SC06	R2	North Carolina - East
627	627	Pinelawn Memorial Park	4488 Hwy 70 West Kinston, NC28504	2/20/2020	NO	South	SA1	SC06	R2	North Carolina - East
748	748	WOODLAND MEM PK	2107 Liberty Street Durham, NC 27703	2/20/2020	YES	South	SA1	SC06	R2	North Carolina -East

473 473 Forest Lawn Cemetery VA 4000 Pilots Lane Richmond, VA 23222-1299 274 2249 Henry Memorial Park 8443 Virginia Ave Bassett, VA 24055 399 5529 Roselawn Burial Park 103 Clearview Dr Martinsville VA 24112 188 2095 Roselawn Memorial Gardens 2880 North Franklin St. Christiansburg, VA 24073 346 2287 Rockbridge Memorial Gardens 116 Peaceful Lane Lexington, VA 24450 430 5601 Augusta Memorial Park 1775 Goose Creek Road Waynesboro, VA 22980 431 5602 Alleghany Memorial Park 7008 Winterberry Road Covington, VA 24426 449 5640 Oaklawn Mausoleum 1921 Shutterlee Mill Road Staunton, VA 24401 492 5776      Birchlawn Burial Park 177 Birchlawn Circle Pearisburg, VA 24134 653 5780  Old Dominion Memorial Gardens  7271 Cloverdale Road Roanoke, VA 24019 802 3398      Roselawn Chapel Fun.Home 103 Clearview Drive Martinsville, VA 24112 258 2253      Altavista Memorial Park 642 Wards Road Altavista, VA 24517 596 5730 Briarwood Memorial Gardens 1823 S Amherst Hwy Amherst, VA 24521 597 5731 Virginia Memorial Park 11490 Forest Rd. Forest, VA 24551 598 5732 Fort Hill Memorial Park 5196 Fort Avenue Lynchburg, VA 24502 180 2090 Powell Valley Memorial Gardens 5650 Powell Valley Road Big Stone Gap, VA 24219 244 2225 Rural Retreat 7764 W.Lee Hwy Rural Retreat, VA 24368 254 254 Clinch Valley Cemetery 3201 West Front Street Richlands, Va 24641 275 2248 Roselawn Cemeteries 4410 Lee Hwy Marion, VA 24354 276 2259 Mt. Rose 10069 Cresent Rd Glade Spring, VA 24340 499 5649 Russell Memorial Park 154 Huckleberry Rd Lebanon, VA 24266 654 5781 Temple Hill Memorial Park 2529 Memorial Drive Castlewood, VA 24224 176 2091 Montgomery Memorial Park 9619 E. Dupont Avenue London, WV 25126 177 2098 Pineview Cemetery 21557 Coal River Road Orgas, WV 25148 182 2088 Highland Memory Gardens 42 Highland Memory Lane Chapmanville, WV 25508   1/20/2020 YES 1/20/2020 YES 1/20/2020 YES 1/20/2020 YES 1/20/2020 NO 1/20/2020 NO 1/20/2020 NO 1/20/2020 NO 1/20/2020 NO 1/20/2020 NO 1/20/2020 YES 1/20/2020 YES 1/20/2020 YES 1/20/2020 YES 1/20/2020 YES 1/20/2020 YES 1/20/2020 NO 1/20/2020 YES 1/20/2020 NO 1/20/2020 NO 1/20/2020 NO 1/20/2020 NO 5/4/2020 NO 4/22/2020 NO 4/27/2020 NO   North NA5 NC18 R3 South East Virginia North NA5 NC19 R3 Western Virginia North NA5 NC19 R3 Western Virginia North NA5 NC20 R3 Western Virginia North NA5 NC20 R3 Western Virginia North NA5 NC20 R3 Western Virginia North NA5 NC20 R3 Western Virginia North NA5 NC20 R3 Western Virginia North         NA5           NC20            R3            Western Virginia North         NA5           NC20            R3            Western Virginia North         NA5           NC19            R3            Western Virginia North         NA5           NC21            R3            Western Virginia North         NA5           NC21            R3            Western Virginia North         NA5           NC21            R3            Western Virginia North         NA5           NC21            R3            Western Virginia North         NA5           NC22            R3            Western Virginia North         NA5           NC22            R3            Western Virginia North         NA5           NC22            R3            Western Virginia North         NA5           NC22            R3            Western Virginia North         NA5           NC22            R3            Western Virginia North         NA5           NC22            R3            Western Virginia North         NA5           NC22            R3            Western Virginia South          SA1          SC01           R3           West Virginia - SW South          SA1           SC01            R3            West Virginia - N South SA1 SC01 R3 West Virginia - S   302 5535 Sunset Memorial Park - WV 4301 Maccorkle Avenue Sw South Charleston, WV253 5/4/2020 NO   South SA1 SC01   R3 West Virginia - SW   343 2284 Grandview Memorial Park 1313 Hillview Drive Dunbar, WV 25064 344 2285 Clendenin Memorial Park 4301 Maccorkle Ave. Sw S. Charleston, WV 25309 664  664 Kanawha Valley Mem Gdn Drawer 330, Route 60 Glasgow, WV 25086 224 224 Carolina Biblical Gardens of Guilfor 5710 Riverdale Drive Jamestown, NC 27282 248 248 Floral Garden Park Cemetery 1730 English Road High Point, NC 27262 625 625 Lakeview Memorial Park 3600 N. O'Henry Blvd. Greensboro, NC 27405 179 2015 Davis-White Chapel Cemetery 3547 Rt 60 Barboursville, WV 25504 257 2257 Valleyview Memorial Park 2466 Main St. Hurricane, WV 25526 339 2280 Forest Memorial Park - WV PO Box 158 Milton, WV 25541 340 2281 Spring Valley Memorial Park - WV 2813 Goodwill Rd. Huntington, WV 25704 341 2282 Forest Lawn Memorial Gardens 2813 Goodwill Rd. Huntington, WV 25704 342 2283 Fairview Memorial Gardens - WV PO Box 158 Milton, WV 25541 345 2286 West Virginia Memorial Gardens PO Box 5 Calvin, WV 26660 685 5799 Sunset Memorial Park - Beckley 1925 Harper Road Beckley, WV 25801 249 249 Montlawn Memorial Park 2911 South Wilmington St Raleigh, NC 27603 917 917 Montlawn Funeral Home 2911 South Wilmington St Raleigh, NC 27603 225 225 Martin Memorial Gardens 12813 Us Hwy 64 W. Williamston, NC 27892 620 620 Randolph Memorial Park 4538 Us Hwy 220 Bus N Asheboro, NC 27203 621 621 Alamance Memorial Park 4039 South Church St Burlington, NC 27215 623 623 Wayne Memorial Park 2925 Us Hwy 117 South Dudley, NC 28333 626 626 Oakhill Memorial Park 4488 Hwy 70 West Kinston, NC 29504 627 627 Pinelawn Memorial Park 4488 Hwy 70 West Kinston, NC 28504 748 748 WOODLAND MEM PK 2107 Liberty Street Durham, NC 27703   5/4/2020 NO 5/4/2020 NO 5/4/2020 NO 2/20/2020 NO 2/20/2020 YES 2/20/2020 YES 5/4/2020 NO 5/4/2020 NO 5/4/2020 NO 4/27/2020 NO 5/4/2020 NO 5/4/2020 NO 5/4/2020 NO 4/27/2020 NO 2/20/2020 YES 2/20/2020 YES 2/20/2020 NO 2/20/2020 YES 2/20/2020 YES 2/20/2020 NO 2/20/2020 NO 2/20/2020 NO 2/20/2020 YES   South SA1 SC01 R3 West Virginia - SW South SA1 SC01 R3 West Virginia - SW South SA1 SC01 R3 West Virginia - SW South SA1 SC02 R2 North Carolina - West South SA1 SC02 R2 North Carolina - West South SA1 SC03 R2 North Carolina - West South SA1 SC04 R3 West Virginia - SW South SA1 SC04 R3 West Virginia - SW South          SA1            SC04             R3             West Virginia - SW South          SA1             SC04              R3              West Virginia - S South          SA1            SC04             R3             West Virginia - SW South          SA1            SC04             R3             West Virginia - SW South          SA1            SC04             R3             West Virginia - SW South          SA1             SC04              R3              West Virginia - S South          SA1           SC05           R2            North Carolina - East South          SA1           SC05           R2            North Carolina - East South          SA1           SC06           R2            North Carolina - East South         SA1           SC06           R2           North Carolina - West South         SA1           SC06           R2           North Carolina - West South          SA1           SC06           R2            North Carolina - East South          SA1           SC06           R2            North Carolina - East South          SA1           SC06           R2            North Carolina - East South SA1 SC06 R2 North Carolina - East

StoneMor Field Organization			Moon Organization	
3 Digit #	4 Digit #	Name	Address	Rollout Date	Outsourced Status	Division	Area	Cluster	Region	Sub-Region
749	749	CHATHAM MEM PK	13260 US Highway 64 West Siler City NC 27344-6441	2/20/2020	YES	South	SA1	SC06	R2	North Carolina - East
918	918	Pollock-Best	Funeral & Cremation 2015 Neuse Boulevard New Ber	2/20/2020	YES	South	SA1	SC06	R2	North Carolina - East
226	226	York Memorial Park	5150 S. Tryon Street Charlotte, NC 28217	2/20/2020	NO	South	SA1	SC07	R2	North Carolina - West
250	250	Mountlawn Memorial Park	196 Fan Key Road N. Wilkesboro, NC 28659	2/20/2020	YES	South	SA1	SC07	R2	North Carolina - West
622	622	West Lawn Memorial Park	1350 South Main St China Grove, NC 28023	2/20/2020	NO	South	SA1	SC07	R2	North Carolina - West
628	628	Skyline Memorial Park	432 Old Buck Shoals Rd Mount Airy, NC 27030	2/20/2020	NO	South	SA1	SC07	R2	North Carolina - West
629	629	Rowan Memorial Park	4125 Franklin Comm Ctr Rd Salisbury, NC 28144	2/20/2020	NO	South	SA1	SC07	R2	North Carolina - West
630	630	Oaklawn Memorial Gardens	3250 High Point Road Winston-Salem, NC 27107	2/20/2020	YES	South	SA1	SC07	R2	North Carolina - West
747	747	CRESTVIEW MEMORIAL PK	6850 University Parkway Rural Hall, NC 27045	2/20/2020	YES	South	SA1	SC07	R2	North Carolina - West
236	236	Frederick Memorial Gardens	986 Chesnee Highway Gaffney, SC 29341	2/20/2020	NO	South	SA1	SC08	R2	South Carolina
237	237	Graceland East Memorial Park		2/20/2020	YES	South	SA1	SC08	R2	South Carolina
348	348	Good Shepherd Memorial Park	4164 Highway 9 Boiling Springs, SC 29316	2/20/2020	NO	South	SA1	SC08	R2	South Carolina
349	349	Springhill Memorial Gardens	1011 S Alabama Ave Chesnee, SC 29323	2/20/2020	NO	South	SA1	SC08	R2	South Carolina
350	350	Forest Lawn Cem	765 E Main St Laurens, SC 29360	2/20/2020	NO	South	SA1	SC08	R2	South Carolina
351	351	Forest Lawn Cem East	765 E. Main Street Laurens, SC 29360	2/20/2020	NO	South	SA1	SC08	R2	South Carolina
352	352	Whispering Pines Memorial Gdn	3044 Old Highway 52 Moncks Corner, SC 29461	2/20/2020	NO	South	SA1	SC08	R2	South Carolina
347	347	Graceland Cemetery	4814 White Horse Road, Greenville, SC 29611	2/20/2020	YES	South	SA1	SC09	R2	South Carolina
867	867	Graceland Mortuary	PO Box 14966 4814B White Horse Rd Greenville, SC.	2/20/2020	YES	South	SA1	SC09	R2	South Carolina
138	2195	Parkview Memorial	1922 Warden Run Road, Wheeling WV 26003	4/22/2020	NO	South	SA2	SC15	R3	West Virginia - N
139	2196	Marion Hill	93 Grandview Cemetery Road Fairmont, WV 26554	4/22/2020	NO	South	SA2	SC15	R3	West Virginia - N
140	2197	Shadow Lawn	Box 295 6th Street Newell, WV 26050	4/22/2020	NO	South	SA2	SC15	R3	West Virginia - N
141	2198	Highland Hills	401 Archer Rd. Box 576 Follansbee,WV 26037	4/22/2020	NO	South	SA2	SC15	R3	West Virginia - N
142	2199	Halcyon Hill	4987 Fairmont Pike Road Wheeling, WV 26003	4/22/2020	NO	South	SA2	SC15	R3	West Virginia - N
172	2014	Davis-Beverly Hills Cemetery	1290 Fairmont Road Morgantown, WV 26501	4/22/2020	NO	South	SA2	SC15	R3	West Virginia - N
173	2013	Davis-Floral Hills Cemetery	457 Zachs Run Rd Mt. Clare, WV 26408	4/22/2020	NO	South	SA2	SC15	R3	West Virginia - N
606	606	Butler County Cemetery	4570 Trenton-Oxford Rd Hamilton OH 45011	4/13/2020	YES	South	SA2	SC16	R2	Ohio-Kentucky
604	604	Crown Hill Cemetery	8592 Darrow Road Twinsburg, OH 44087	4/13/2020	YES	South	SA2	SC17	R2	Ohio-Kentucky
807	807	Blessing Hine FH	8592 Darrow Road Twinsburgh, OH 44087	4/13/2020	YES	South	SA2	SC17	R2	Ohio-Kentucky
227	227	Forest Hills Memorial Gardens	11890 North Dixie Drive TippCity, OH 45371	4/13/2020	YES	South	SA2	SC18	R2	Ohio-Kentucky
737	737	Royal Oak Cemetery	7217 National Rd Brookville OH 45309	4/13/2020	YES	South	SA2	SC18	R2	Ohio-Kentucky
855	855	Blessing Zerkle FH	11900 North Dixie Drive Tipp City, OH 45371	4/13/2020	YES	South	SA2	SC18	R2	Ohio-Kentucky
229	229	Resthaven Memory Gardens	3700 Center Rd Avon, OH 44011	5/26/2020	YES	South	SA2	SC19	R2	Cleveland
231	231	Highland Memorial park	264-12th Street Beloit, OH 44609	5/26/2020	YES	South	SA2	SC19	R2	Cleveland
232	232	Hillside Memorial Park	1025 Canton Road Akron, OH 44312	5/26/2020	YES	South	SA2	SC19	R2	Cleveland
233	233	Northlawn Memorial Gardens & Cr	4441 State Road Peninsula, OH 44264	5/26/2020	YES	South	SA2	SC19	R2	Cleveland
364	364	Kingwood Memorial Park	8230 Columbus Pike Lewis Center, OH 43035	4/13/2020	YES	South	SA2	SC19	R2	Ohio-Kentucky
221	221	Forest Lawn Memorial Park	3227 Dixie Highway Erlanger, KY 41018	4/13/2020	YES	South	SA2	SC20	R2	Ohio-Kentucky
228	228	Crown Hill Memorial Park & Maus	11825 Pippin Rd Cincinnati, OH 45231	5/26/2020	YES	South	SA2	SC20	R2	Cleveland
230	230	West Memory Gardens	6722 Hemple Road Moraine, OH 45439	5/26/2020	YES	South	SA2	SC20	R2	Cleveland
646	646	Highland Memory Gardens	279 Landis Ln. Mt. Washington, KY 40047	5/26/2020	NO	South	SA2	SC20	R2	Cleveland
736	736	Heritage Hills Cemetery	7370 State Rt. 48 Springboro, OH 45066	5/26/2020	YES	South	SA2	SC20	R2	Cleveland
181	2096	Floral Hills Memorial Gardens	6839 Sissonville Drive Sissionville,WV 25360	5/4/2020	NO	South	SA2	SC21	R3	West Virginia - SW
183	2097	Jackson County Memory Gardens	9149 Ripley Road, Cottageville WV 25239	5/4/2020	NO	South	SA2	SC21	R3	West Virginia - SW
511	5710	Evergreen Cemetery North	4800 Emerson Ave Parkersburg, WV 26104	4/22/2020	NO	South	SA2	SC21	R3	West Virginia - N
512	5711	Evergreen Cemetery South	4800 Emerson Ave. Parkersburg, WV 26104	4/22/2020	NO	South	SA2	SC21	R3	West Virginia - N
834	834	Long&Fisher Funeral Home	6837 Sissonville Drive Sissonvile, WV 25320	5/4/2020	YES	South	SA2	SC21	R3	West Virginia - SW
835	835	Pryor Funeral Home	184 Walnut Street East Bank, WV 25067	5/4/2020	YES	South	SA2	SC21	R3	West Virginia - SW
174	2145	Greenbrier Burial Park, Inc.	1917 West Main Street Princeton, WV 24740	4/27/2020	NO	South	SA2	SC22	R3	West Virginia - S
178	2093	Restlawn Memorial Gardens	RT. 20 New Hope Road Bluefield, WV 24701	4/27/2020	NO	South	SA2	SC22	R3	West Virginia - S

749 749 CHATHAM MEM PK 13260 US Highway 64 West Siler City NC 27344-6441 2/20/2020 YES 918 918 Pollock-Best Funeral & Cremation 2015 Neuse Boulevard New Ber 2/20/2020 YES   South SA1 SC06 South SA1 SC06   R2 North Carolina - East R2 North Carolina - East   226 226 York Memorial Park 5150 S. Tryon Street Charlotte, NC 28217 250 250 Mountlawn Memorial Park 196 Fan Key Road N. Wilkesboro, NC 28659 622 622 West Lawn Memorial Park 1350 South Main St China Grove, NC 28023 628 628 Skyline Memorial Park 432 Old Buck Shoals Rd Mount Airy, NC 27030 629 629 Rowan Memorial Park 4125 Franklin Comm Ctr Rd Salisbury, NC 28144 630 630 Oaklawn Memorial Gardens 3250 High Point Road Winston-Salem, NC 27107 747 747 CRESTVIEW MEMORIAL PK 6850 University Parkway Rural Hall, NC 27045 236 236 Frederick Memorial Gardens 986 Chesnee Highway Gaﬀney, SC 29341 237 237 Graceland East Memorial Park 348 348 Good Shepherd Memorial Park 4164 Highway 9 Boiling Springs, SC 29316 349 349 Springhill Memorial Gardens 1011 S Alabama Ave Chesnee, SC 29323 350 350 Forest Lawn Cem 765 E Main St Laurens, SC 29360 351 351 Forest Lawn Cem East 765 E. Main Street Laurens, SC 29360 352 352 Whispering Pines Memorial Gdn 3044 Old Highway 52 Moncks Corner, SC 29461 347 347 Graceland Cemetery 4814 White Horse Road, Greenville, SC 29611 867 867 Graceland Mortuary PO Box 14966 4814B White Horse Rd Greenville, SC. 138 2195 Parkview Memorial 1922 Warden Run Road, Wheeling WV 26003 139 2196 Marion Hill 93 Grandview Cemetery Road Fairmont, WV 26554 140 2197 Shadow Lawn Box 295 6th Street Newell, WV 26050 141 2198 Highland Hills 401 Archer Rd. Box 576 Follansbee,WV 26037 142 2199 Halcyon Hill 4987 Fairmont Pike Road Wheeling, WV 26003 172 2014 Davis-Beverly Hills Cemetery 1290 Fairmont Road Morgantown, WV 26501 173 2013 Davis-Floral Hills Cemetery 457 Zachs Run Rd Mt. Clare, WV 26408 606 606 Butler County Cemetery 4570 Trenton-Oxford Rd Hanilton OH 45011 604 604 Crown Hill Cemetery 8592 Darrow Road Twinsburg, OH 44087 807 807 Blessing Hine FH 8592 Darrow Road Twinsburgh, OH 44087 227 227 Forest Hills Memorial Gardens 11890 North Dixie Drive Tipp City, OH 45371 737 737 Royal Oak Cemetery 7217 National Rd Brookville OH 45309 855 855 Blessing Zerkle FH 11900 North Dixie Drive Tipp City, OH 45371 229 229 Resthaven Memory Gardens 3700 Center Rd Avon, OH 44011 231 231 Highland Memorial park 264-12th Street Beloit, OH 44609 232 232 Hillside Memorial Park 1025 Canton Road Akron, OH 44312 233 233 Northlawn Memorial Gardens & Cr 4441 State Road Peninsula, OH 44264 364 364 Kingwood Memorial Park 8230 Columbus Pike Lewis Center, OH 43035 221 221 Forest Lawn Memorial Park 3227 Dixie Highway Erlanger, KY 41018 228 228 Crown Hill Memorial Park & Maus 11825 Pippin Rd Cincinnati, OH 45231 230 230 West Memory Gardens 6722 Hemple Road Moraine, OH 45439 646 646 Highland Memory Gardens 279 Landis Ln. Mt. Washington, KY 40047 736 736 Heritage Hills Cemetery 7370 State Rt. 48 Springboro, OH 45066 181 2096 Floral Hills Memorial Gardens 6839 Sissonville Drive Sissionville,WV 25360 183 2097 Jackson County Memory Gardens 9149 Ripley Road, Cottageville WV 25239 511 5710 Evergreen Cemetery North 4800 Emerson Ave Parkersburg, WV 26104 512 5711      Evergreen Cemetery South 4800 Emerson Ave. Parkersburg, WV 26104 834  834       Long&Fisher Funeral Home 6837 Sissonville Drive Sissonvile, WV 25320 835  835       Pryor Funeral Home 184 Walnut Street East Bank, WV 25067 174 2145      Greenbrier Burial Park, Inc. 1917 West Main Street Princeton, WV 24740 178 2093      Restlawn Memorial Gardens RT. 20 New Hope Road Bluefield, WV 24701   2/20/2020 NO 2/20/2020 YES 2/20/2020 NO 2/20/2020 NO 2/20/2020 NO 2/20/2020 YES 2/20/2020 YES 2/20/2020 NO 2/20/2020 YES 2/20/2020 NO 2/20/2020 NO 2/20/2020 NO 2/20/2020 NO 2/20/2020 NO 2/20/2020 YES 2/20/2020 YES 4/22/2020 NO 4/22/2020 NO 4/22/2020 NO 4/22/2020 NO 4/22/2020 NO 4/22/2020 NO 4/22/2020 NO 4/13/2020 YES 4/13/2020 YES 4/13/2020 YES 4/13/2020 YES 4/13/2020 YES 4/13/2020 YES 5/26/2020 YES 5/26/2020 YES 5/26/2020 YES 5/26/2020 YES 4/13/2020 YES 4/13/2020 YES 5/26/2020 YES 5/26/2020 YES 5/26/2020 NO 5/26/2020 YES 5/4/2020 NO 5/4/2020 NO 4/22/2020 NO 4/22/2020 NO 5/4/2020 YES 5/4/2020 YES 4/27/2020 NO 4/27/2020 NO   South SA1 SC07 South SA1 SC07 South SA1 SC07 South SA1 SC07 South SA1 SC07 South SA1 SC07 South SA1 SC07 South SA1 SC08 South SA1 SC08 South SA1 SC08 South SA1 SC08 South SA1 SC08 South SA1 SC08 South SA1 SC08 South SA1 SC09 South SA1 SC09 South SA2 SC15 South SA2 SC15 South SA2 SC15 South SA2 SC15 South SA2 SC15 South SA2 SC15 South SA2 SC15 South SA2 SC16 South SA2 SC17 South SA2 SC17 South SA2 SC18 South SA2 SC18 South SA2 SC18 South SA2 SC19 South SA2 SC19 South SA2 SC19 South SA2 SC19 South SA2 SC19 South SA2 SC20 South SA2 SC20 South SA2 SC20 South SA2 SC20 South SA2 SC20 South SA2 SC21 South SA2 SC21 South SA2 SC21 South SA2 SC21 South SA2 SC21 South SA2 SC21 South SA2 SC22 South SA2 SC22   R2 North Carolina - West R2 North Carolina - West R2 North Carolina - West R2 North Carolina - West R2 North Carolina - West R2 North Carolina - West R2 North Carolina - West R2 South Carolina R2 South Carolina R2 South Carolina R2 South Carolina R2 South Carolina R2 South Carolina R2 South Carolina R2 South Carolina R2 South Carolina R3 West Virginia - N R3 West Virginia - N R3 West Virginia - N R3 West Virginia - N R3 West Virginia - N R3 West Virginia - N R3 West Virginia - N R2 Ohio-Kentucky R2 Ohio-Kentucky R2 Ohio-Kentucky R2 Ohio-Kentucky R2 Ohio-Kentucky R2 Ohio-Kentucky R2 Cleveland R2 Cleveland R2 Cleveland R2 Cleveland R2 Ohio-Kentucky R2 Ohio-Kentucky R2 Cleveland R2 Cleveland R2 Cleveland R2 Cleveland R3 West Virginia - SW R3 West Virginia - SW R3 West Virginia - N R3 West Virginia - N R3 West Virginia - SW R3 West Virginia - SW R3 West

Virginia - S R3 West Virginia - S

3 Digit #	4 Digit #	Name	Address	Rollout Date	Outsourced Status	Division	Area	Cluster	Region	Sub-Region
184	2094	Cemetery Estates - Palm Mem.		4/27/2020	NO	South	SA2	SC22	R3	West Virginia - S
185	2087	Resthaven Memorial Park - WV	1917 West Main Street Princeton, WV 24740	4/27/2020	NO	South	SA2	SC22	R3	West Virginia - S
186	2089	Restwood Memorial Park	Madams Creek Road Hilton, WV 25951	4/27/2020	NO	South	SA2	SC22	R3	West Virginia - S
187	2092	Woodlawn Memorial Park	3410 Coal Heritage Road Bluefield, WV 24701	4/27/2020	NO	South	SA2	SC22	R3	West Virginia - S
363	363	Rest Haven Memorial Park	10209 Plainﬁeld Road Cincinnati, Ohio 45241	4/13/2020	YES	South	SA2	SC23	R2	Ohio-Kentucky
733	733	Chapel Hill Memorial Gdns	10776 McKinley Hwy Osceola, IN 46561-9157	5/4/2020	YES	South	SA3	SC25	R1	West Michigan
873	873	Chapel Hill Funeral Home	10776 Mckinley Hwy Osceola, IN 46561-9157	5/4/2020	YES	South	SA3	SC25	R1	West Michigan
724	724	Christian Memorial Gardens West	521 E Hamlin Rd Rochester Hills, MI 48307	4/23/2020	YES	South	SA3	SC26	R1	East Michigan
725	725	Christian Memorial Gardens East	521 E. Hamlin Rd Rochester Hills, MI 48307	4/23/2020	NO	South	SA3	SC26	R1	East Michigan
732	732	Covington Memorial Cemetery	8408 Covington Rd Ft Wayne, IN 46804-2775	4/16/2020	YES	South	SA3	SC27	R1	West Indiana
734	734	Garden of Memory-Muncie Cemet	10703 N. State Rd 3 Muncie, IN 47303-9467	4/16/2020	NO	South	SA3	SC27	R1	West Indiana
872	872	Covington Mem Funeral Hme	8408 Covington Rd Ft Wayne, IN 46804-2775	4/16/2020	YES	South	SA3	SC27	R1	West Indiana
874	874	Garden of Memory Muncie	10501 N State Rd 3 Muncie, IN 47303-9467	4/16/2020	YES	South	SA3	SC27	R1	West Indiana
651	651	Floral Gardens	2215 West Cass Avenue Rd Bay City, MI 48708	4/23/2020	NO	South	SA3	SC28	R1	East Michigan
723	723	Flint Memorial Park	9506 N Dort Hwy Mt. Morris, MI 48458	4/23/2020	YES	South	SA3	SC28	R1	East Michigan
731	731	Forest Lawn Cemetery MW	PO Box 9 Greenwood, IN 46143	4/16/2020	YES	South	SA3	SC29	R1	West Indiana
871	871	Forest Lawn Funeral Home	1977 S St Rd 135 Greenwood, IN 46143-9437	4/16/2020	YES	South	SA3	SC29	R1	West Indiana
216	216	Highland Cemetery	2257 Portage Avenue South Bend, IN 46616	5/4/2020	YES	South	SA3	SC30	R1	West Michigan
217	217	Riverview Cemetery	2300 Portage Avenue, South Bend, IN 46616	5/4/2020	YES	South	SA3	SC30	R1	West Michigan
219	219	St.Joseph Valley Memorial Park	375 West Cleveland Rd Granger, IN 46530	5/4/2020	YES	South	SA3	SC30	R1	West Michigan
663	663	Calvary Cemetery & Crematorium	2701 Willow Dale Road Portage, IN 46368	5/4/2020	YES	South	SA3	SC30	R1	West Michigan
647	647	Floral Lawn Memorial Gardens	1490 E Michigan Ave Battle Creek, MI 49014	5/4/2020	NO	South	SA3	SC31	R1	West Michigan
652	652	Roseland Memorial Gardens	3744 Brooklyn Road Jackson, MI 49203	4/23/2020	NO	South	SA3	SC31	R1	East Michigan
718	718	Mt. Ever Rest Memorial Park South	3941 S Westnedge Ave Kalamazoo, MI 49008	5/4/2020	YES	South	SA3	SC31	R1	West Michigan
719	719	Mt. Ever Rest Memorial Park North	3941 S Westnedge Ave Kalamazoo, MI 49008	5/4/2020	YES	South	SA3	SC31	R1	West Michigan
218	218	Park Lawn Cemetery & Mausoleum	1526 South Green River Rd Evansville, IN 47715	4/16/2020	NO	South	SA3	SC32	R1	West Indiana
220	220	Valhalla Memory Gardens & Crema	310 North Johnson Avenue, Bloomington, IN 47404	4/16/2020	YES	South	SA3	SC32	R1	West Indiana
730	730	Lincoln Cemetery	PO Box 411 Zionsville, IN 46077-0411	4/16/2020	YES	South	SA3	SC32	R1	West Indiana
870	870	Gill Funeral Home	308 East Walnut St Washington, IN 47501-2761	4/16/2020	YES	South	SA3	SC32	R1	West Indiana
717	717	Sunrise Memorial Gardens	2188 Remembrance Dr Muskegon, MI 49442	5/4/2020	YES	South	SA3	SC33	R1	West Michigan
720	720	Chapel Hill Memorial Gardens	4444 W Grand River Ave Lansing, MI 48906	4/23/2020	YES	South	SA3	SC33	R1	East Michigan
721	721	East Lawn Memorial Gardens	2400 Bennett Rd Okemos, MI 48864	4/23/2020	YES	South	SA3	SC33	R1	East Michigan
722	722	DeepDale Memorial Gardens	4108 Old Lansing Rd Lansing, MI 48917	4/23/2020	YES	South	SA3	SC33	R1	East Michigan
735	735	Chapel Hill Memorial Cemetery	2894 Patterson Rd., SE Grand Rapids, MI 49512	5/4/2020	YES	South	SA3	SC33	R1	West Michigan
400	400	Bronswood Cemetery	3805 Madison St. Oak Brook, IL 60523	5/11/2020	YES	South	SA4	SC35	R1	Chicago
211	211	Willow Lawn Mem Pk/Aarrowood	24090 North Highway 45 Vernon Hills, IL 60061	5/11/2020	YES	South	SA4	SC36	R1	Chicago
212	212	McHenry County Memorial Park	11301 Lake Ave. Woodstock, IL 60098	5/11/2020	YES	South	SA4	SC36	R1	Chicago
213	213	Windridge Memorial Park & Natur	7014 S. Rawson Bridge Road, Cary, IL 60013	5/11/2020	YES	South	SA4	SC36	R1	Chicago
442	442	Northshore Garden of Memories	1801 Greenbay Road North, IL 60064	5/11/2020	YES	South	SA4	SC36	R1	Chicago
443	443	Highland Memorial Park-MW	33100 North Hunt Club Libertyville, IL 60048	5/11/2020	YES	South	SA4	SC36	R1	Chicago
656	656	Mount Vernon Estates	11875 Archer Avenue Lemont, IL 60439	5/11/2020	YES	South	SA4	SC36	R1	Chicago
924	924	Herr Funeral Home	501 W. Main Street Collinsville, IL 62234	5/18/2020	YES	South	SA4	SC37	R1	West
926	926	Sunset Hill Funeral Home	50 Fountain Drive Glen Carbon, IL 62034	5/18/2020	YES	South	SA4	SC37	R1	West
111	111	EASTLAWN CEMETERY	2244 E Pythian Springﬁeld, MO 65802	5/18/2020	NO	West	WA1	WC01	R1	West
112	112	RIVERMONTE CEMETERY	4500 S Lone Pine Rd Springﬁeld, MO 65804	5/18/2020	NO	West	WA1	WC01	R1	West
113	113	WHITE CHAPEL CEMETERY	5234 W State Hwy EE Springﬁeld, MO 65802	5/18/2020	NO	West	WA1	WC01	R1	West
210	210	Memorial Park Cemetery	6605 Morningside Ave Sioux City, IA 51106	5/18/2020	NO	West	WA1	WC01	R1	West
222	222	Highland Sacred Gardens	3306 Greenridge Road Sedalia, MO 65301	5/18/2020	NO	West	WA1	WC01	R1	West
223	223	Memorial Park Sedalia	3306 Greenridge Road Sedalia, MO 65301	5/18/2020	NO	West	WA1	WC01	R1	West

3 Digit #	4 Digit #	Name	Address	Rollout Date	Outsourced Status	Division	Area	Cluster	Region	Sub-Region
655	655	Forest Hill Cavalry Cemetery	6901 Troost Avenue Kansas City, MO 64131	5/18/2020	YES	West	WA1	WC01	R1	West
876	876	Eastlawn Funeral Home	2244 E Pythian Springﬁeld, MO 65802	5/18/2020	YES	West	WA1	WC01	R1	West
877	877	Rivermonte Funeral Home	4500 S Lone Pine Rd Springﬁeld, MO 65804	5/18/2020	YES	West	WA1	WC01	R1	West
878	878	White Chapel Funeral Home	5234 W State Hwy EE Springﬁeld, MO 65802	5/18/2020	YES	West	WA1	WC01	R1	West
642	642	Grand Junction Memorial Gardens	2970 North Avenue Grand Junction, CO 81504	5/18/2020	YES	West	WA1	WC02	R1	West
643	643	Olinger's Evergreen Cemetery	200 East 168th Avenue Broomfield, CO 80023	5/18/2020	YES	West	WA1	WC02	R1	West
644	644	Old Mission Wichita Park Cemetery	3424 East 21st Street Wichita, KS 67208	5/18/2020	YES	West	WA1	WC03	R1	West
645	645	White Chapel Memorial Gardens	3424 E. 21st Street Wichita, KS 67208	5/18/2020	YES	West	WA1	WC03	R1	West
729	729	FAIRLAWN BURIAL PARK	2401 Carey Blvd Hutchinson, KS 67501	5/18/2020	NO	West	WA1	WC03	R1	West
825	825	Old Mission Mortuary	3424 E. 21st Street Wichita, KS 67208	5/18/2020	YES	West	WA1	WC03	R1	West
875	875	Heritage Funeral Home	528 N Main St Hutchinson, KS 67501	5/18/2020	YES	West	WA1	WC03	R1	West
519	519	Glenview Memorial Gardens	W1219 Glenview Avenue Ixonia, WI 53036	5/18/2020	YES	South	SA4	SC38	R1	South Wisconsin
520	520	Greenlawn Memorial Park	1451 Green Valley Road Neenah, WI 54956	5/18/2020	NO	South	SA4	SC38	R1	North Wisconsin
521	521	Greenlawn Memorial Park WI	6706 Superior Avenue Kohler, WI 53044	5/18/2020	NO	South	SA4	SC38	R1	North Wisconsin
522	522	Highland Memory Gardens WI	3054 County Road BB Madison, WI 53718	5/18/2020	NO	South	SA4	SC38	R1	South Wisconsin
523	523	Knollwood Memorial Park	1500 State Highway 310 Manitowoc, WI 54220	5/18/2020	NO	South	SA4	SC38	R1	North Wisconsin
524	524	Ledgeview Memorial Park	N6250 County Road K Fond Du Lac, WI 54937	5/18/2020	NO	South	SA4	SC38	R1	North Wisconsin
525	525	Lincoln Memorial Cemetery WI	6400 W Burleigh Street Milwaukee, WI 53210	5/18/2020	YES	South	SA4	SC38	R1	South Wisconsin
526	526	Milton Lawns Memorial Park	2200 Milton Avenue Janesville, WI 53545	5/18/2020	NO	South	SA4	SC38	R1	South Wisconsin
527	527	Roselawn Memorial Park	401 Femrite Drive Madison, WI 53716	5/18/2020	NO	South	SA4	SC38	R1	South Wisconsin
528	528	Town of Milwaukee Union Cemete	5982 N Port Washington A Glendale, WI 53217	5/18/2020	YES	South	SA4	SC38	R1	South Wisconsin
530	530	Valhalla Memorial Park	5402 N. 91st Street Milwaukee, WI 53225	5/18/2020	YES	South	SA4	SC38	R1	South Wisconsin
531	531	Roselawn Memory Gardens	N3045 State Road 67 Lake Geneva, WI 53147	5/18/2020	NO	South	SA4	SC38	R1	South Wisconsin
532	532	Sun Prairie Memory Garden	1147 Clarmar Drive Sun Praire, WI 53590	5/18/2020	NO	South	SA4	SC38	R1	South Wisconsin
533	533	Sunrise Memorial Gardens WI	7411 Sauk Trail Road Sheboygan, WI 53081	5/18/2020	NO	South	SA4	SC38	R1	North Wisconsin
534	534	Sunset Memory Gardens	7302 Mineral Point Road Madison, WI 53717	5/18/2020	NO	South	SA4	SC38	R1	South Wisconsin
535	535	Mormon Coulee Memorial Park	N1137 Bloomer Mill Road La Crosse, WI 54601	5/18/2020	NO	South	SA4	SC38	R1	North Wisconsin
661	661	Floral Lawn Cemetery	835 Dearborn Avenue South Beloit, IL 61080	5/18/2020	YES	South	SA4	SC38	R1	South Wisconsin
611	611	Valhalla Cemetery	839 Wilkes Road Birmingham, AL 35228	4/6/2020	YES	South	SA6	SC45	R3	Alabama/MS
637	637	Crestwood Memorial Cemetery	2209 East Broad Street Gadsden, AL 35903	4/6/2020	YES	South	SA6	SC45	R3	Alabama/MS
638	638	Forest Lawn Gardens	730 Golden Springs Road Anniston, AL 36207	4/6/2020	YES	South	SA6	SC45	R3	Alabama/MS
639	639	Ridout's Forest Crest Cemetery	5730 Highway 78 East Birmingham, AL 35210	4/6/2020	YES	South	SA6	SC45	R3	Alabama/MS
640	640	Ridout's Forest Hill Cemetery	431 North 60th Street Birmingham, AL 35212	4/6/2020	YES	South	SA6	SC45	R3	Alabama/MS
641	641	Walker Memory Gardens	692 Highway 5 North Jasper, AL 35503	4/6/2020	YES	South	SA6	SC45	R3	Alabama/MS
806	806	Valhalla Funeral Home,Inc	5317 BESSEMER SUPER HWY MIDFIELD, AL 35228	4/6/2020	YES	South	SA6	SC45	R3	Alabama/MS
821	821	Crestwood Memorial F.H.	2209 East Broad Street Gadsden, AL 35903	4/6/2020	YES	South	SA6	SC45	R3	Alabama/MS
125	125	Lee Memorial Park	5257 Raymond Avenue, Tupelo, MS 38801	4/6/2020	NO	South	SA6	SC46	R3	Alabama/MS
126	126	East Chickasaw Memorial Park	County Rd 142 & Highway 45 Okolona, MS 38860	4/6/2020	NO	South	SA6	SC46	R3	Alabama/MS
822	822	Elliott Funeral Home	15215 Court Street Moulton, AL 35650	4/6/2020	YES	South	SA6	SC46	R3	Alabama/MS
823	823	Ridout's Brown FH	711 Memorial Drive Sw Decatur, AL 35601	4/6/2020	YES	South	SA6	SC46	R3	Alabama/MS
836	836	Elkins East Chapel	7435 Highway 72 Killen, AL 35645	4/6/2020	YES	South	SA6	SC46	R3	Alabama/MS
837	837	Elkins Funeral Home	1535 Hermitage Dr Florence, AL 35630	4/6/2020	YES	South	SA6	SC46	R3	Alabama/MS
889	889	Lee Memorial Funeral Home	5257 Raymond Ave Verona, MS 38879	4/6/2020	YES	South	SA6	SC46	R3	Alabama/MS
121	121	Forest Hills Cemetery-East	2440 Whitten Rd. Memphis, TN 38133	4/6/2020	YES	South	SA6	SC47	R2	West Tennessee
122	122	Forest Hills Cemetery-South	2545 Holmes Rd. Memphis, TN 38118	4/6/2020	YES	South	SA6	SC47	R2	West Tennessee
123	123	Forest Hills Cemetery-Midtown	1661 Elvis Presley Blvd Memphis, TN 38106	4/6/2020	YES	South	SA6	SC47	R2	West Tennessee
239	239	Northridge Woodhaven Cemetery	6755 HWY 51 N Millington, TN 38053	4/6/2020	YES	South	SA6	SC47	R2	West Tennessee
355	355	Highland Memorial Gardens	3360 N Highland Ave Jackson, TN 38305	4/6/2020	NO	South	SA6	SC47	R2	West Tennessee
356	356	Ridgecrest Cemetery	200 Ridgecrest Road Jackson, TN 38305	4/6/2020	NO	South	SA6	SC47	R2	West Tennessee

3 Digit #	4 Digit #	Name	Address	Rollout Date	Outsourced Status	Division	Area	Cluster	Region	Sub-Region
863	863	Northridge Woodhaven FH	6755 Highway 51 North Millington, TN 38053	4/6/2020	YES	South	SA6	SC47	R2	West Tennessee
886	886	Forest Hills F.H. East	2440 Whitten Rd. Memphis, TN 38133	4/6/2020	YES	South	SA6	SC47	R2	West Tennessee
887	887	Forest Hills F.H. South	2545 Holmes Rd. Memphis, TN 38118	4/6/2020	YES	South	SA6	SC47	R2	West Tennessee
888	888	Forest Hills F.H. Midtown	1661 Elvis Presley Blvd. Memphis, TN 38106	4/6/2020	YES	South	SA6	SC47	R2	West Tennessee
238	238	Memorial Park Southwoods	5485 Hacks Cross Road Memphis, TN 38125	4/6/2020	YES	South	SA6	SC48	R2	West Tennessee
200	200	Huntsville Memory Gardens	6810 Univers. Dr Hwy 72w Huntsville, AL 35806	4/6/2020	NO	South	SA6	SC50	R3	Alabama/MS
201	201	Tricities Memorial Gardens	2601 Florence Blvd. Florence, AL 35630	4/6/2020	NO	South	SA6	SC50	R3	Alabama/MS
240	240	Woodhaven Memorial Gardens	160 Edgemore Road Powell, TN 37849	4/13/2020	YES	South	SA6	SC50	R2	East Tennessee
607	607	Lakewood Memorial East	4621 Shallowford Rd Chattanooga, TN 37411	4/13/2020	YES	South	SA6	SC50	R2	East Tennessee
608	608	Lakewood Memorial West	4621 Shallowford Rd Chattanooga, TN 37411	4/13/2020	YES	South	SA6	SC50	R2	East Tennessee
610	610	Hamilton County Burial	4621 Shallowford Road Chattanooga, TN 37411	4/13/2020	YES	South	SA6	SC50	R2	East Tennessee
864	864	Woodhaven Chapel	160 Edgemoor Road Powell, TN 37849	4/13/2020	YES	South	SA6	SC50	R2	East Tennessee
636	636	Lakeview Memory Gardens	PO Box 1228 Phenix City, AL 36868	4/6/2020	NO	South	SA6	SC51	R3	Alabama/MS

STONEMOR - MOON MSA SCHEDULE 3A (Equipment)

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
200	Huntsville Memory Gardens	AL	CMEQ	6360		Lowering Device
200	Huntsville Memory Gardens	AL	CMEQ	7587		5502c Imperial Lowering Device
200	Huntsville Memory Gardens	AL	CMEQ	8935	872316	ExMark Mower
200	Huntsville Memory Gardens	AL	CMEQO	6901		John Deere Backhoe
200	Huntsville Memory Gardens	AL	CMEQO	6903		Dump Trailer
200	Huntsville Memory Gardens	AL	CMEQO	6905		Mausoleum High Lift
200	Huntsville Memory Gardens	AL	EQUIP	10456	51921	M59 4WD Tractor/Loader/Backhoe
200	Huntsville Memory Gardens	AL	EQUIP	13840	51464	John Deere 930M Ztrak
200	Huntsville Memory Gardens	AL	EQUIP	11128	3108	LZ5749EKC724 Mower
200	Huntsville Memory Gardens	AL	EQUIP	12058	77203	Vibratory Rammer
200	Huntsville Memory Gardens	AL	EQUIP	12435		Holland Dump Trailer
200	Huntsville Memory Gardens	AL	EQUIP	12690		Fortress over under temp mauso
200	Huntsville Memory Gardens	AL	EQUIP	12692		John Deere TX Gator
201	Tricities Memorial Garden	AL	CAPLEASE	14682	80054	2019 John Deere WBM VIN 80054
201	Tricities Memorial Garden	AL	CMEQO	6914		Vault Lowering Device
201	Tricities Memorial Garden	AL	CMEQO	6915		JD 790 Tractor w/Front End ldr
201	Tricities Memorial Garden	AL	EQUIP	13255		John Deere HPX4
201	Tricities Memorial Garden	AL	EQUIP	13270	54410	JCB 3CX-12L4WS Backhoe Loader
201	Tricities Memorial Garden	AL	EQUIP	13841	51465	John Deere 930M Ztrak
201	Tricities Memorial Garden	AL	EQUIP	13842	51652	John Deere 930M Ztrak
201	Tricities Memorial Garden	AL	EQUIP	12059	77201	Vibratory Rammer
201	Tricities Memorial Garden	AL	EQUIP	12527		Gas Truck Mount Compressor
611	Valhalla Cemetery Co	AL	CMEQ	4299	14933	Holland Electro dump trailer
611	Valhalla Cemetery Co	AL	CMEQ	8875		07 JD Backhoe Loader 4x4
611	Valhalla Cemetery Co	AL	CMEQ	9182		05 JD Backhoe Loader
611	Valhalla Cemetery Co	AL	CMEQO	6278		New Holland Tractor w/f loader
611	Valhalla Cemetery Co	AL	EQUIP	11225		Lowering device
611	Valhalla Cemetery Co	AL	EQUIP	12069	77202	Vibratory Rammer
611	Valhalla Cemetery Co	AL	EQUIP	12497	A9530-447466	1995 Club Car
611	Valhalla Cemetery Co	AL	EQUIP	12702		John Deere Gator - requested S
636	Lakeview Memory Gardens	AL	CMEQ	5776		2 Lowering Devices
636	Lakeview Memory Gardens	AL	CMEQ	8936	922237	Exmark Mower
636	Lakeview Memory Gardens	AL	CMEQO	5697		2 Graveside Set Up
636	Lakeview Memory Gardens	AL	EQUIP	13261		John Deere HPX4
636	Lakeview Memory Gardens	AL	EQUIP	13271	54408	JCB 3CX-12L4WS Backhoe Loader
636	Lakeview Memory Gardens	AL	EQUIP	14440	CTJT065352	JD Z930M ZTrak
636	Lakeview Memory Gardens	AL	EQUIP	13783		John Deere 930M Ztrak
637	Crestwood Memorial Cem	AL	CMEQ	5775		Backhoe
637	Crestwood Memorial Cem	AL	CMEQ	6500		Scag Mover-Kohler Equipment
637	Crestwood Memorial Cem	AL	EQUIP	13272	54413	JCB 3CX-12L4WS Backhoe Loader
637	Crestwood Memorial Cem	AL	EQUIP	14404		JD HPX615E Gator
637	Crestwood Memorial Cem	AL	EQUIP	10197	LD3287-C	Superior Lowering Device 3287C
637	Crestwood Memorial Cem	AL	EQUIP	11019	16945	2009 Golf Cart
637	Crestwood Memorial Cem	AL	EQUIP	11229		Lowering device
637	Crestwood Memorial Cem	AL	EQUIP	11430		Outback 21'x7x Trailer
637	Crestwood Memorial Cem	AL	EQUIP	12503	24215505	BS50-2I Rammer
637	Crestwood Memorial Cem	AL	EQUIP	13094		New motor backhoe - Asset #577
637	Crestwood Memorial Cem	AL	EQUIP	14133		Imperial Lowering Device Seria
638	Forest Lawn Gardens	AL	CMEQ	8804	3368	2011 Ford F450 Truck
638	Forest Lawn Gardens	AL	CMEQ	9300		Backhoe Loader w/ Bucket
638	Forest Lawn Gardens	AL	EQUIP	12504		8 Level Low Boy Casket Lift
638	Forest Lawn Gardens	AL	EQUIP	12505	20292377	BS50-2I Rammer
638	Forest Lawn Gardens	AL	EQUIP	13791	AM- 17363	Lowering device w/ placer
639	Ridouts Forest Crest Cem	AL	EQUIP	10466	3287-C	Lowering Device
639	Ridouts Forest Crest Cem	AL	EQUIP	12072	77199	Vibratory Rammer
639	Ridouts Forest Crest Cem	AL	EQUIP	12693		John Deere TX Gator
639	Ridouts Forest Crest Cem	AL	EQUIP	14193		Imperial Lowering Device
640	Ridouts Forest Hill Cem	AL	EQUIP	12848	1T0310JXCBD2	John Deer Backhoe

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
640	Ridouts Forest Hill Cem	AL	EQUIP	11230		Lowering device
641	Walker Memory Gardens	AL	CMEQ	9181		Imperial Stainless Steel Lift
641	Walker Memory Gardens	AL	CMEQ	9219		Tractor/loader
641	Walker Memory Gardens	AL	CMEQO	6282		Holland HD Dump Trailer
641	Walker Memory Gardens	AL	CMEQO	6283		580M Backhoe 2WD STD
641	Walker Memory Gardens	AL	EQUIP	12073	77200	Vibratory Rammer
642	Grand Junction Mem Grdn	CO	CMEQ	6348		Holland Heavy Duty Dump Traile
642	Grand Junction Mem Grdn	CO	CMEQ	6387		Backhoe Bucket
642	Grand Junction Mem Grdn	CO	CMEQ	6667		Z830A 27 HP PO 60" MOD-Z Mower
642	Grand Junction Mem Grdn	CO	CMEQ	8592		Irrigation Pump/Motor
643	Olingers Evergreen Cem	CO	CMEQ	8529		Symcom 777 Pump Monitor
210	Memorial Park Cemetery	IA	CAPLEASE	14585	11111	2018 John Deere 5055E VIN 1111
210	Memorial Park Cemetery	IA	CMEQ	7625		Mcintosh 48" Backhoe Fork
210	Memorial Park Cemetery	IA	CMEQ	7680		Oil Injected Vibratory Rammer
210	Memorial Park Cemetery	IA	CMEQ	8376		Casket Rollers/Grass
210	Memorial Park Cemetery	IA	CMEQ	8445		LOWERING DEVICE IMPERIAL SS
210	Memorial Park Cemetery	IA	CMEQO	6792		1999 John Deere 4x2 Gator
210	Memorial Park Cemetery	IA	CMEQO	6796		5hp John Deere Snow Blower
210	Memorial Park Cemetery	IA	CMEQO	6800		2000 New Holland Dirt Spreader
210	Memorial Park Cemetery	IA	CMEQO	6806		Superior Lowering Device
210	Memorial Park Cemetery	IA	CMEQO	6808		2002 John Deere 1445 Mower
210	Memorial Park Cemetery	IA	CMEQO	6810		2000 John Deere 5320 Tractor
210	Memorial Park Cemetery	IA	CMEQO	6815		John Deere 520 Tractor
210	Memorial Park Cemetery	IA	CMEQO	6816		1996 John Deere backhoe
210	Memorial Park Cemetery	IA	EQUIP	13844	51297	John Deere 950M Mower
210	Memorial Park Cemetery	IA	EQUIP	13845	51323	John Deere 950M Mower
210	Memorial Park Cemetery	IA	EQUIP	10473		Base & Handheld Radios
210	Memorial Park Cemetery	IA	EQUIP	14749		Imperial SS CasketLowrngDevice
211	Willow Lawn Memorial Park	IL	CMEQ	9141		Blower/push vacuum/gas can
211	Willow Lawn Memorial Park	IL	CMEQO	6935		B&L N20AA Cremation Unit
211	Willow Lawn Memorial Park	IL	CMEQO	6936		B&L BLP1500 Cremation Unit
211	Willow Lawn Memorial Park	IL	CMEQO	6940		Cememtery Lowering Device
211	Willow Lawn Memorial Park	IL	CMEQO	6941		Bosch Jackhammer
211	Willow Lawn Memorial Park	IL	EQUIP	10568	198	Toro Dingo TX 525
211	Willow Lawn Memorial Park	IL	EQUIP	10569	E3215	Kubota RTV900 Utility vehicle
211	Willow Lawn Memorial Park	IL	EQUIP	10831	1332	Utility Trailer
211	Willow Lawn Memorial Park	IL	EQUIP	11057	82442	Kubota spreader
212	Mchenry County MemPark	IL	CMEQO	6944		Imperial Frigid Lowering devic
213	Windridge Memorial Park	IL	CMEQ	7545		36.3cc 7.6-11.6 Pole Pruner
213	Windridge Memorial Park	IL	CMEQ	8282		Snow Blower
213	Windridge Memorial Park	IL	CMEQ	9330		Kubota Tractor
213	Windridge Memorial Park	IL	CMEQ	9962	16270	JOHN DEER GATOR 4X2
213	Windridge Memorial Park	IL	CMEQO	6962		W3 Points Jackhammer
213	Windridge Memorial Park	IL	CMEQO	6983		Wacker BS50-2 Tamper
213	Windridge Memorial Park	IL	CMEQO	6985		CH300 Casket Carriage
213	Windridge Memorial Park	IL	CMEQO	6989		2005 Halland Imperial Device
213	Windridge Memorial Park	IL	CMEQO	6991		Gravely 5000 SER Trator
213	Windridge Memorial Park	IL	CMEQO	6993		96' Kubota 4wd Tractor
213	Windridge Memorial Park	IL	EQUIP	11059	43044	2008 JCB Loader Backhoe
213	Windridge Memorial Park	IL	EQUIP	10061	HT131	STI pole pruner
213	Windridge Memorial Park	IL	EQUIP	10062	FS310	STI brush cutter
213	Windridge Memorial Park	IL	EQUIP	12273		Fast Grab unit
213	Windridge Memorial Park	IL	EQUIP	13310		Pond Pump
400	Bronswood Cemetery	IL	EQUIP	10218	938149	2011 John Deer Backhoe
400	Bronswood Cemetery	IL	EQUIP	10223		2011 John Deer Tractor
400	Bronswood Cemetery	IL	EQUIP	11063	11415	Kubota Utility Vehicle
400	Bronswood Cemetery	IL	EQUIP	9990		Cemetery cart
400	Bronswood Cemetery	IL	EQUIP	10066	20007	50 Gallon tank sprayer w gun
400	Bronswood Cemetery	IL	EQUIP	11062	9064	Ariens Snow thrower
400	Bronswood Cemetery	IL	EQUIP	11064	24508	Salt Spreader

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
400	Bronswood Cemetery	IL	EQUIP	11204		Snow plow
400	Bronswood Cemetery	IL	EQUIP	11279		Fastgrab TSZ-UNI
400	Bronswood Cemetery	IL	EQUIP	11280		Two Man Boulder Grab
442	Northshore Garden	IL	EQUIP	13022		Frigid - Lowering Imperial Dev
442	Northshore Garden	IL	EQUIP	13023		Frigid - Lowering Imperial Dev
442	Northshore Garden	IL	EQUIP	13024		Frigid - Lowering Infant Devic
442	Northshore Garden	IL	EQUIP	13029		SCAG Wildcat Mower
442	Northshore Garden	IL	EQUIP	12763	JCB2CX12H913	2009 JCB Backhoe Loader
442	Northshore Garden	IL	EQUIP	12818	W004X2X04467	JD 4x2 Gator
442	Northshore Garden	IL	EQUIP	12843		BS50-2 Gas Powered rammer
443	Highland Memorial Park	IL	EQUIP	13020		1995 JCB Back Hoe Tractor
443	Highland Memorial Park	IL	EQUIP	13028		John Deere - Gator
443	Highland Memorial Park	IL	EQUIP	13031		1998 Scissor/Casket Lift
443	Highland Memorial Park	IL	EQUIP	13032		Water Tank Wagon
443	Highland Memorial Park	IL	EQUIP	13033		Snow Plow
443	Highland Memorial Park	IL	EQUIP	12845	AM-16460	SK Master Lowering Device
443	Highland Memorial Park	IL	EQUIP	12846		BS50-2 Gas Powered rammer
656	Mount Vernon Estates	IL	CMEQ	6204		Shore Box
656	Mount Vernon Estates	IL	EQUIP	10067		Tow bar
661	Floral Lawn Cemetery	IL	CMEQ	6122		Shore Box
661	Floral Lawn Cemetery	IL	CMEQ	6354		Power Tamper
661	Floral Lawn Cemetery	IL	CMEQ	6621		Case 580m 6" bell hole bucket
661	Floral Lawn Cemetery	IL	CMEQ	8457		LOWERING DEVICE
661	Floral Lawn Cemetery	IL	CMEQ	8681		Knauer Casket Lift
661	Floral Lawn Cemetery	IL	CMEQO	6833		36" backhoe Bucket
661	Floral Lawn Cemetery	IL	CMEQO	6835		Case 580M Backhoe
661	Floral Lawn Cemetery	IL	EQUIP	14003		Storage Container Maint. & Off
216	Highland Cemetery	IN	CMEQ	6523		10" 4hp VIB Grave Tamper
216	Highland Cemetery	IN	CMEQ	6623		Imperial Lowering device #2
216	Highland Cemetery	IN	CMEQ	6624		Imperial Lowering Device
216	Highland Cemetery	IN	CMEQ	7678		Sd wall heater w/ venting unit
216	Highland Cemetery	IN	CMEQ	7715		Toro 221-R Pwr Snowthrower
216	Highland Cemetery	IN	CMEQ	7805		Land Pride Pulverizer
216	Highland Cemetery	IN	CMEQ	8021		16" Bell Hole Bucket
216	Highland Cemetery	IN	CMEQ	8022		34" Bell Hole Bucket
216	Highland Cemetery	IN	CMEQ	8778		Snow Plow
216	Highland Cemetery	IN	CMEQ	9454		Tractor
216	Highland Cemetery	IN	CMEQO	6877		MTD 321 Snow Blower
216	Highland Cemetery	IN	CMEQO	6879		Cememtery Lowering Device
216	Highland Cemetery	IN	CMEQO	6883		JCB Cememtery Backhoe
216	Highland Cemetery	IN	CMEQO	6885		Cememtery Lowering Device
216	Highland Cemetery	IN	CMEQO	6887		John Deere Backhoe
216	Highland Cemetery	IN	CMEQO	6888		Cememtery Backhow Bucket
216	Highland Cemetery	IN	EQUIP	10119	19807	Holland lowering device
216	Highland Cemetery	IN	EQUIP	11061		8 Level Low Boy casket lift
216	Highland Cemetery	IN	EQUIP	14210		Imperial Stainless Steel Devic
217	Riverview Cemetery	IN	CMEQ	8918		Vibratory Rammer
217	Riverview Cemetery	IN	CMEQO	6280		New Holland TC34DA Tractor
217	Riverview Cemetery	IN	CMEQO	7013		John Deere 310a backhoe
217	Riverview Cemetery	IN	CMEQO	7022		Crematory Hydraulic Lift
217	Riverview Cemetery	IN	CMEQO	7030		Toro 60" Mower
218	Park Lawn Cemetery Maus	IN	CMEQ	6440		580M 16" Backhoe Bucket
218	Park Lawn Cemetery Maus	IN	CMEQ	7534		Major backhoe Repair (Engine)
218	Park Lawn Cemetery Maus	IN	CMEQO	7064		JCB Backhoe
218	Park Lawn Cemetery Maus	IN	CMEQO	7066		John Deere 1010 Tractor
218	Park Lawn Cemetery Maus	IN	EQUIP	13846	54114	John Deere 930M Ztrak
218	Park Lawn Cemetery Maus	IN	EQUIP	13847	54115	John Deere 930M Ztrak
218	Park Lawn Cemetery Maus	IN	EQUIP	10377	B0189	Craftsman 24' Snowblower
219	StJoseph Valley Mem Pk	IN	CMEQ	6442		Case 580M 4WD Backhoe
219	StJoseph Valley Mem Pk	IN	CMEQ	6443		580M 36" Bucket & Ripper Attac

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
219	StJoseph Valley Mem Pk	IN	CMEQ	6444		McIntosh 580M Backhoe Bucket
219	StJoseph Valley Mem Pk	IN	CMEQ	7627		McIntosh 48" Backhoe Fork
219	StJoseph Valley Mem Pk	IN	CMEQ	7988		Used Axie Trailer Mittenberger
219	StJoseph Valley Mem Pk	IN	CMEQ	8729		Leaf Blower
219	StJoseph Valley Mem Pk	IN	CMEQ	9217		2008 Kubota-Tractor & Loader
219	StJoseph Valley Mem Pk	IN	CMEQO	7037		frigid Lowering Device
219	StJoseph Valley Mem Pk	IN	CMEQO	7048		2 in 1 Mausoleum Lift
219	StJoseph Valley Mem Pk	IN	EQUIP	10031	97474	WAC Tamper
219	StJoseph Valley Mem Pk	IN	EQUIP	11203		Snow plow
219	StJoseph Valley Mem Pk	IN	EQUIP	12651	W004X2X09946	John Deere 4x2 Gator
220	Valhalla Memory GrdnsCre	IN	CMEQ	6446		Case 580M 4WD Backhoe
220	Valhalla Memory GrdnsCre	IN	CMEQ	6447		580M 36" Bachhoe Bucket
220	Valhalla Memory GrdnsCre	IN	CMEQ	6448		Sod Cutter (Backhoe Attmt)
220	Valhalla Memory GrdnsCre	IN	CMEQ	6449		580M McIntosh Backhoe Bucket
220	Valhalla Memory GrdnsCre	IN	CMEQ	8567		Casket Lift
220	Valhalla Memory GrdnsCre	IN	CMEQ	9218		Vibratory Rammer
220	Valhalla Memory GrdnsCre	IN	CMEQO	6859		Wacker Cemetery Tamper
220	Valhalla Memory GrdnsCre	IN	CMEQO	6860		Toro Snow Blower
220	Valhalla Memory GrdnsCre	IN	CMEQO	6874		King Kutter Brush Cutter
220	Valhalla Memory GrdnsCre	IN	CMEQO	6876		Cemetery Dump Trailer
220	Valhalla Memory GrdnsCre	IN	CMEQO	6880		Cemetery Lowering Device
220	Valhalla Memory GrdnsCre	IN	CMEQO	6889		Billy Goat leaf Vacuum
220	Valhalla Memory GrdnsCre	IN	CMEQO	8222		Lincoln Welder w/ Bottle
220	Valhalla Memory GrdnsCre	IN	EQUIP	12775	USMN-3118	Mahindra 4530
220	Valhalla Memory GrdnsCre	IN	EQUIP	9995	97108	Trailer
220	Valhalla Memory GrdnsCre	IN	EQUIP	10487	56979	98 Dlhatsu Hijet Dump
508	Indiana Vault Plant	IN	EQUIP	10736		Standard forms 15each
508	Indiana Vault Plant	IN	EQUIP	10737		Volvo Semi Tractor 2003
508	Indiana Vault Plant	IN	EQUIP	10738		Heritage forms 4 each
508	Indiana Vault Plant	IN	EQUIP	10739		Fork Lift 1991
508	Indiana Vault Plant	IN	EQUIP	10740		Flatbed trailor
508	Indiana Vault Plant	IN	EQUIP	10741		Bobcat 2003
508	Indiana Vault Plant	IN	EQUIP	10742		Acquisition Equipment
508	Indiana Vault Plant	IN	EQUIP	10195		USP-900 Hi Frequency Vibtr
508	Indiana Vault Plant	IN	EQUIP	10312		2013 Gooseneck-Pintle Trailer
663	Calvary Cem Crematorium	IN	CMEQ	6233		Shore Box
663	Calvary Cem Crematorium	IN	CMEQ	6234		Gas Tamper
663	Calvary Cem Crematorium	IN	CMEQ	7636		Ripper Attachment
663	Calvary Cem Crematorium	IN	CMEQO	6306		Equipment
663	Calvary Cem Crematorium	IN	CMEQO	7043		2000 Cemetery Club Cart
730	Lincoln Cemetery	IN	CMEQ	8562		Lowering Device with Stand
730	Lincoln Cemetery	IN	CMEQ	8731		New Well Line Installation
730	Lincoln Cemetery	IN	CMEQ	9246		Vibratory Rammer
730	Lincoln Cemetery	IN	CMEQ	9453		Tractor
730	Lincoln Cemetery	IN	CMEQ	9515		Dump Trailer
731	Forest Lawn Cemetery	IN	CMEQ	8565		Master Cemetery Device
731	Forest Lawn Cemetery	IN	CMEQ	8566		Holland Carrier
731	Forest Lawn Cemetery	IN	CMEQ	8608		Dump Trailer
731	Forest Lawn Cemetery	IN	CMEQ	8728		Streamliner Carries/Lowering D
731	Forest Lawn Cemetery	IN	CMEQ	8732		Chain Saw
731	Forest Lawn Cemetery	IN	CMEQ	8780		Plow System
731	Forest Lawn Cemetery	IN	CMEQ	9108		Strato-Lift
731	Forest Lawn Cemetery	IN	CMEQ	9260		Vibratory Rammer
731	Forest Lawn Cemetery	IN	CMEQO	6965		1997 JCB 212S Backhoe
731	Forest Lawn Cemetery	IN	CMEQO	8223		303 CR Mini Exuvator Catipille
731	Forest Lawn Cemetery	IN	CMEQO	9046		Acquisition Cemetery Equipment
731	Forest Lawn Cemetery	IN	EQUIP	12711	91072	JCB 3CX Backhoe
731	Forest Lawn Cemetery	IN	EQUIP	12779	USMN-3003	Mahindra 4530
731	Forest Lawn Cemetery	IN	EQUIP	13281	833	2016 Mahindra Tractor
731	Forest Lawn Cemetery	IN	EQUIP	11206		NI Tamping Rammer

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
731	Forest Lawn Cemetery	IN	EQUIP	11502	43779	2013 Load trailer
731	Forest Lawn Cemetery	IN	EQUIP	12509		8 Level Low Boy Casket Lift
731	Forest Lawn Cemetery	IN	EQUIP	12667	W004X2X02986	John Deere 4x2 Gator
731	Forest Lawn Cemetery	IN	EQUIP	13721	ITEM 49158	Nstar Tamping Rammer 4/4 Hp Ri
732	Covington Memorial Cem	IN	CAPLEASE	14692	11111	2019 J Deere HPX615E VIN 11111
732	Covington Memorial Cem	IN	CMEQ	6625		Holland heavy duty dump traile
732	Covington Memorial Cem	IN	CMEQ	8570		Lowering Device
732	Covington Memorial Cem	IN	CMEQ	8779		Snow Blower
732	Covington Memorial Cem	IN	EQUIP	12668	W004X2X06491	John Deere 4x2 Gator
732	Covington Memorial Cem	IN	EQUIP	14215		Wacker 4 Cycle Rammer/Compacto
732	Covington Memorial Cem	IN	EQUIP	14558	40301	John Deere 4x2 TS Gator
733	Chapel Hill Mem Grdns	IN	CMEQ	8571		Casket Lift
733	Chapel Hill Mem Grdns	IN	CMEQ	8573		Lowering Device
733	Chapel Hill Mem Grdns	IN	CMEQ	8685		Snowblower
733	Chapel Hill Mem Grdns	IN	CMEQ	8686		Tractor/35HP Diesel
733	Chapel Hill Mem Grdns	IN	CMEQ	8687		Frontloader w/ Grille
733	Chapel Hill Mem Grdns	IN	CMEQ	9452		Tractor
734	Garden of Memory Muncie	IN	CMEQ	8574		Lawn Mower
734	Garden of Memory Muncie	IN	EQUIP	11303	414	Case 580N Backhoe
734	Garden of Memory Muncie	IN	EQUIP	12669	W004X2X06671	John Deere 4x2 Gator
734	Garden of Memory Muncie	IN	EQUIP	14136		Snowplow for 2013 Dodge Ram
644	Old Mission Wichita Prk	KS	CMEQ	5826		Stainless SteelLowering Device
644	Old Mission Wichita Prk	KS	CMEQ	6225		Shore Box
644	Old Mission Wichita Prk	KS	CMEQ	8256		Snow Plow
644	Old Mission Wichita Prk	KS	CMEQ	8447	A4915	UTILITY VEHICLE
644	Old Mission Wichita Prk	KS	CMEQ	8502		Casket Lift
644	Old Mission Wichita Prk	KS	CMEQ	8725		77" Utility Trailer
644	Old Mission Wichita Prk	KS	CMEQ	8959		Casket Carriage
644	Old Mission Wichita Prk	KS	EQUIP	12506		8 Level Low Boy Casket Lift
644	Old Mission Wichita Prk	KS	EQUIP	13070		Snow plow
644	Old Mission Wichita Prk	KS	EQUIP	13240		Dump Trailer
644	Old Mission Wichita Prk	KS	EQUIP	14194		4 Cycle Vibratory Rammer
645	White Chapel Memorial Grd	KS	CMEQ	6473		Imperial Chrm Lowering Device
645	White Chapel Memorial Grd	KS	CMEQ	7557		Lowering Device
645	White Chapel Memorial Grd	KS	CMEQ	8449	A5906	UTILITY VEHICLE
645	White Chapel Memorial Grd	KS	CMEQ	8484		Heavy Duty Dump Trailer
645	White Chapel Memorial Grd	KS	CMEQ	8723		Bush Hog Rotary Mower
645	White Chapel Memorial Grd	KS	CMEQ	8818		Kubota Tractor L3540
645	White Chapel Memorial Grd	KS	CMEQ	8824		Kubota Frontloader
729	Fairlawn Burial Park	KS	CMEQ	8726		Casket Carrier & Rollers
729	Fairlawn Burial Park	KS	CMEQ	8775		Lowering Device SS
729	Fairlawn Burial Park	KS	CMEQ	9561		Boss Snow Plow
729	Fairlawn Burial Park	KS	CMEQO	9594		Acquisition Cemetery Equipment
729	Fairlawn Burial Park	KS	CMEQO	9595		Backhoe w/ Cab
729	Fairlawn Burial Park	KS	EQUIP	13871	52588	John Deere 930M Ztrak
729	Fairlawn Burial Park	KS	EQUIP	10401	20106065	Vibratory rammer
729	Fairlawn Burial Park	KS	EQUIP	13241		Dump Trailer
221	Forest Lawn Memorial Park	KY	CMEQ	9188		Tractor
221	Forest Lawn Memorial Park	KY	CMEQO	7117		John Deere Dump Trailer
221	Forest Lawn Memorial Park	KY	CMEQO	7119		Mower
221	Forest Lawn Memorial Park	KY	CMEQO	7120		John Deere Tractor
221	Forest Lawn Memorial Park	KY	CMEQO	7926		Mausoleum Lift
221	Forest Lawn Memorial Park	KY	CMEQO	7927		Snow Plow
221	Forest Lawn Memorial Park	KY	CMEQO	7931		1999 Ford Truck
221	Forest Lawn Memorial Park	KY	EQUIP	10570	52075	Kubota backhoe M59TLB-M series
221	Forest Lawn Memorial Park	KY	EQUIP	12820		HPX Gator
221	Forest Lawn Memorial Park	KY	EQUIP	13264		Jumping Jack Tamper
221	Forest Lawn Memorial Park	KY	EQUIP	14278		Lowering Device
646	Highland Memory Gardens	KY	EQUIP	10410	54357	Ex Mark Mower
14	Cedar Hill Cemetery	MD	CAPLEASE	14662	53465	2019 John Deere 310EP VIN53465

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
14	Cedar Hill Cemetery	MD	CMEQ	2784	10007	Air Compressor
14	Cedar Hill Cemetery	MD	CMEQ	2857	10248	Trimmer, Weed Wackers
14	Cedar Hill Cemetery	MD	CMEQ	2858	10249	1999 Utility Trailer
14	Cedar Hill Cemetery	MD	CMEQ	2860	10251	Snow Blower
14	Cedar Hill Cemetery	MD	CMEQ	3217	11458	SNOW PLOW
14	Cedar Hill Cemetery	MD	CMEQ	3220	11461	JOHN DEERE TRACTORS
14	Cedar Hill Cemetery	MD	CMEQ	3221	11462	WELDER
14	Cedar Hill Cemetery	MD	CMEQ	3222	11463	MAUSOLEUM LIFT
14	Cedar Hill Cemetery	MD	CMEQ	3232	11473	LOWERING DEVICE
14	Cedar Hill Cemetery	MD	CMEQ	3234	11475	OIL TANK
14	Cedar Hill Cemetery	MD	CMEQ	3236	11477	CUST# 1333 PRES. WASHER
14	Cedar Hill Cemetery	MD	CMEQ	3317	12013	1980 Ford Tractor
14	Cedar Hill Cemetery	MD	CMEQ	3432	12405	BACKHOE FORK
14	Cedar Hill Cemetery	MD	CMEQ	3894	13841	KUBATO TRACTOR
14	Cedar Hill Cemetery	MD	CMEQ	3912	13868	Auto Crane Model 2703-M-10
14	Cedar Hill Cemetery	MD	CMEQ	3913	13869	Kubota Mower
14	Cedar Hill Cemetery	MD	CMEQ	4049	14245	LOWERING DEVICE
14	Cedar Hill Cemetery	MD	CMEQ	4078	14333	Balance L875B BACKHOE
14	Cedar Hill Cemetery	MD	CMEQ	4093	14377	NEW HOLLAND 875B BACKHOE
14	Cedar Hill Cemetery	MD	CMEQ	4124	14449	Fork for backhoe
14	Cedar Hill Cemetery	MD	CMEQ	4229	14745	GENERATOR
14	Cedar Hill Cemetery	MD	CMEQ	4262	14848	LOWERING DEVICE (2)
14	Cedar Hill Cemetery	MD	CMEQ	4336	15030	Water pump for graves
14	Cedar Hill Cemetery	MD	CMEQ	5260		SNOW PLOW
14	Cedar Hill Cemetery	MD	CMEQ	5564		Imperial Lowering Device (2)
14	Cedar Hill Cemetery	MD	CMEQ	5789		Lowering Device (2)
14	Cedar Hill Cemetery	MD	CMEQ	6593		Backhoe Axle
14	Cedar Hill Cemetery	MD	CMEQ	8652		Giant Vac truck leaf Loader
14	Cedar Hill Cemetery	MD	CMEQ	8849		2009 Case 580 Super M Bckhoe
14	Cedar Hill Cemetery	MD	CMEQ	9085		Backhoe Forks
14	Cedar Hill Cemetery	MD	CMEQ	9307		Revolution Lowering Device
14	Cedar Hill Cemetery	MD	CMEQ	9308		Revolution lowering device
14	Cedar Hill Cemetery	MD	CMEQ	9309		Revolution Lowering device
14	Cedar Hill Cemetery	MD	EQUIP	9967		2003 Case 580 backhoe
14	Cedar Hill Cemetery	MD	EQUIP	11226	36045	2013 John Deere 310EK Backhoe
14	Cedar Hill Cemetery	MD	EQUIP	9972	20272	Trailer
14	Cedar Hill Cemetery	MD	EQUIP	12090		Frigid CM Lowering Device
14	Cedar Hill Cemetery	MD	EQUIP	13836		Lowering Device SS
14	Cedar Hill Cemetery	MD	EQUIP	14549	66749	Wacker Earth Tamper BS 50-2
14	Cedar Hill Cemetery	MD	EQUIP	14550	81074	Wacker Earth Tamper BS 50-2
14	Cedar Hill Cemetery	MD	EQUIP	14551	81075	Wacker Earth Tamper BS 50-2
15	Lincoln Memorial Cemetery	MD	EQUIP	12092		Frigid CM Lowering Device
15	Lincoln Memorial Cemetery	MD	EQUIP	12093		Frigid CM Lowering Device
124	Sunset Memorial-Md	MD	CMEQ	2869	10312	TAMPER
124	Sunset Memorial-Md	MD	CMEQ	2871	10314	Lwrng Dev-2, Dump Trailer
124	Sunset Memorial-Md	MD	CMEQ	3267	11774	EXMARK RIDING MOWER
124	Sunset Memorial-Md	MD	CMEQ	4152	14540	MOWERS (2)
124	Sunset Memorial-Md	MD	CMEQ	4381	15136	XMARK RIDING MOWER
124	Sunset Memorial-Md	MD	CMEQO	5623		John Deere Mower 60" Deck
124	Sunset Memorial-Md	MD	EQUIP	9974	70842	Case Backhoe
124	Sunset Memorial-Md	MD	EQUIP	14337		Tampers
150	Springhill Memory Gardens	MD	CMEQ	3304	11979	CHAIN SAW
150	Springhill Memory Gardens	MD	CMEQ	3305	11980	AIR COMPRESSOR
150	Springhill Memory Gardens	MD	CMEQ	3306	11981	FS-80 TRIMMER
150	Springhill Memory Gardens	MD	CMEQ	3308	11983	Case 580E Backhoe
150	Springhill Memory Gardens	MD	CMEQ	3311	11986	John Deere 60" Mower Deck
150	Springhill Memory Gardens	MD	CMEQ	3313	11988	INSTALL SUBMERSIBLE PUMP/WELL/
150	Springhill Memory Gardens	MD	CMEQ	4123	14448	Power Washer
150	Springhill Memory Gardens	MD	CMEQ	9230		Ag510-5 Dump Trailer
150	Springhill Memory Gardens	MD	CMEQ	9324		Boomer tractor #11834

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
150	Springhill Memory Gardens	MD	CMEQ	9382		Backhoe Forks
150	Springhill Memory Gardens	MD	EQUIP	9996		Frigid Lowering device
151	Henlopen Memorial Park	MD	CMEQ	3309	11984	Scissor lift
151	Henlopen Memorial Park	MD	CMEQ	3450	12455	Lowering Device
151	Henlopen Memorial Park	MD	CMEQ	3453	12458	John Deere 755 Tractor
151	Henlopen Memorial Park	MD	CMEQ	3454	12459	Casket Set-up Drape
151	Henlopen Memorial Park	MD	CMEQ	3455	12460	Casket Lift Stand
151	Henlopen Memorial Park	MD	CMEQ	3456	12461	DUMP TRAILER
151	Henlopen Memorial Park	MD	CMEQ	3462	12467	FUEL PUMP OF BACKHOE
151	Henlopen Memorial Park	MD	CMEQ	3465	12470	WHACKER TAMPER
151	Henlopen Memorial Park	MD	CMEQ	3466	12471	GAS FURNACE WITH A/C UNIT
151	Henlopen Memorial Park	MD	CMEQ	3467	12472	Heat & Central Air Unit
151	Henlopen Memorial Park	MD	CMEQ	3851	13689	Case 580 Backhoe
151	Henlopen Memorial Park	MD	CMEQ	3922	13886	Repairs to Backhoe (Folcomer)
151	Henlopen Memorial Park	MD	CMEQ	4320	14987	New starter for tractor
151	Henlopen Memorial Park	MD	CMEQ	4356	15087	rear axel for backhoe
151	Henlopen Memorial Park	MD	CMEQ	5580		VAULT SLING
156	Washington National	MD	CMEQ	2878	10343	Air Compressor
156	Washington National	MD	CMEQ	3314	12010	Lowering Device - 4
156	Washington National	MD	CMEQ	3316	12012	JD 870 TRACTOR w/deck, Bckts
156	Washington National	MD	CMEQ	3536	12678	Snow Plow
156	Washington National	MD	CMEQ	3930	13901	Kabota Lawn Tractor
156	Washington National	MD	CMEQ	8036		Backhoe Bucket
156	Washington National	MD	CMEQ	8710		Model 40 Forks
156	Washington National	MD	CMEQ	8844		Case backhoe
156	Washington National	MD	EQUIP	10424		Lowering Device
192	Hill Crest Burial	MD	CMEQ	3323	12067	YAMAR TRACTOR
192	Hill Crest Burial	MD	CMEQ	3324	12068	LOWERING DEVICE
192	Hill Crest Burial	MD	CMEQ	3326	12070	JOHN DEERE BACKHOE
192	Hill Crest Burial	MD	CMEQ	3327	12071	SNOW PLOW
192	Hill Crest Burial	MD	CMEQ	4382	15137	2004 EXMARK MOWER
192	Hill Crest Burial	MD	CMEQ	4383	15138	2004 EXMARK MOWER
192	Hill Crest Burial	MD	CMEQ	4387	15142	Repairs to backhoe axel
192	Hill Crest Burial	MD	CMEQO	5737		John Deere Mower 60" Deck
601	Glen Haven Memorial Park	MD	CMEQ	4333	15015	Air compressor
601	Glen Haven Memorial Park	MD	CMEQ	4430	15244	Trimmers
601	Glen Haven Memorial Park	MD	CMEQ	5155		LOADER BUCKET - NEW HOLLAND
601	Glen Haven Memorial Park	MD	CMEQ	5444		CASKET LOWERING DEVICE
601	Glen Haven Memorial Park	MD	CMEQ	5793		Lowering Device
601	Glen Haven Memorial Park	MD	CMEQ	8944		Backhoe Bucket Loader
601	Glen Haven Memorial Park	MD	CMEQ	8952		2011 Case 580 N Backhoe
601	Glen Haven Memorial Park	MD	CMEQ	9204		Red jacket Pump
601	Glen Haven Memorial Park	MD	CMEQ	9294		Rev Lowering Deice SS
601	Glen Haven Memorial Park	MD	EQUIP	11156	75045	Mahindra 4530
601	Glen Haven Memorial Park	MD	EQUIP	11157	75040	Mahindra 4530
601	Glen Haven Memorial Park	MD	EQUIP	12230	11092	Pronovost 8 Ton Trailer
601	Glen Haven Memorial Park	MD	EQUIP	12614		Imperial 5502SK Lowering Devic
601	Glen Haven Memorial Park	MD	EQUIP	12615		Imperial 5502SK Lowering Devic
601	Glen Haven Memorial Park	MD	EQUIP	13748		Lowering Device SS
601	Glen Haven Memorial Park	MD	EQUIP	13834		Lowering Device SS
601	Glen Haven Memorial Park	MD	EQUIP	13835		Lowering Device SS
601	Glen Haven Memorial Park	MD	EQUIP	14530		Wacker Earth Tamper BS 50-2
601	Glen Haven Memorial Park	MD	EQUIP	14664		Mausoleum Lift Low Boy
602	Columbia Memorial Park	MD	CMEQ	2822	10192	Case - 480E Backhoe with 36in
602	Columbia Memorial Park	MD	EQUIP	13759		Case 580 Super N Loader Backho
602	Columbia Memorial Park	MD	EQUIP	13825	1905	2009 Ford F450 Dump Truck
602	Columbia Memorial Park	MD	EQUIP	13983		Honda High Power Pressure Wash
602	Columbia Memorial Park	MD	EQUIP	14609		Wacker Earth Tamper BS 50-2
716	Wicomico Memorial Park	MD	CMEQ	3852	13692	Maus Lift
716	Wicomico Memorial Park	MD	CMEQ	4311	14968	HYDRAULIC PUMP ASSEMBLY

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
728	Lorraine Park Cemetery	MD	CMEQ	3031	10673	Casket Cart
728	Lorraine Park Cemetery	MD	CMEQ	3032	10674	Roller Placers
728	Lorraine Park Cemetery	MD	CMEQ	3033	10675	Repair John Deere Tractor
728	Lorraine Park Cemetery	MD	CMEQ	3848	13686	JOHN DEERE 870 TRACTOR
728	Lorraine Park Cemetery	MD	CMEQ	3849	13687	JOHN DEERE MOWER
728	Lorraine Park Cemetery	MD	CMEQ	3924	13888	Lowering Device
728	Lorraine Park Cemetery	MD	CMEQ	4042	14210	Chains for Backhoe
728	Lorraine Park Cemetery	MD	CMEQ	4129	14471	JOHN DEERE 870 MOWER DECK
728	Lorraine Park Cemetery	MD	CMEQ	4201	14654	REPAIRS FOR LOWERING DEVICE
728	Lorraine Park Cemetery	MD	CMEQ	5176		Case Backhoe-Model 580m2T
728	Lorraine Park Cemetery	MD	CMEQ	5327		2005 FORD F-450 W/DUMP BODY
728	Lorraine Park Cemetery	MD	CMEQ	6301		Frigid Fluid Lowering Device
728	Lorraine Park Cemetery	MD	EQUIP	10333	12349	Tractor with 72" Bucket
728	Lorraine Park Cemetery	MD	EQUIP	12971		New Case Backhoe engine Asset
728	Lorraine Park Cemetery	MD	EQUIP	13982		Honda High Power Pressure Wash
728	Lorraine Park Cemetery	MD	EQUIP	14394		Lowering Device
647	Floral Lawn Memorial Grds	MI	CMEQ	6124		Pin Machine
647	Floral Lawn Memorial Grds	MI	CMEQ	9223		Utility Vehicle
647	Floral Lawn Memorial Grds	MI	CMEQ	9224		Mower w/ Snowblower
647	Floral Lawn Memorial Grds	MI	CMEQO	6287		Shore Box
647	Floral Lawn Memorial Grds	MI	CMEQO	6802		2006 John Deere 1445 Mower
651	Floral Gardens	MI	CMEQ	6063		Shore Box
651	Floral Gardens	MI	CMEQ	6477	N7C425890	New Backhoe
651	Floral Gardens	MI	CMEQ	7827		Lowering Device
651	Floral Gardens	MI	CMEQ	9478		Wacker vibratory Rammer
651	Floral Gardens	MI	EQUIP	9975		300 gallon wall skid tank
651	Floral Gardens	MI	EQUIP	10181	12230	Generator
652	Roseland Memorial Grdns	MI	CMEQ	6058		36 Bucket for Backhoe
652	Roseland Memorial Grdns	MI	CMEQ	6060		Gator TX Trad Series UV
652	Roseland Memorial Grdns	MI	CMEQO	6281		Shore Box
652	Roseland Memorial Grdns	MI	CMEQO	6285		4W Tractor w/loader, bucket
652	Roseland Memorial Grdns	MI	EQUIP	13870	51730	John Deere 960M Ztrak
652	Roseland Memorial Grdns	MI	EQUIP	14493		Snow Plow for Chevy Truck
717	Sunrise Memorial Gardens	MI	CMEQ	6092		Gator TX Traditional SUV
717	Sunrise Memorial Gardens	MI	CMEQ	8459		SOD CUTTER
717	Sunrise Memorial Gardens	MI	CMEQ	8512		Lowering Device
717	Sunrise Memorial Gardens	MI	CMEQ	8601	24825	Utility Vehicle 24.8 HP 24825
717	Sunrise Memorial Gardens	MI	CMEQ	8885		B&L Remains Processor
717	Sunrise Memorial Gardens	MI	CMEQ	9139		Great Lakes Shore Liners
717	Sunrise Memorial Gardens	MI	CMEQ	9143		haskel Bros Well Pump
717	Sunrise Memorial Gardens	MI	CMEQO	6277		JD 110 Backhoe 4125
717	Sunrise Memorial Gardens	MI	EQUIP	10111	59237	Overseeder
717	Sunrise Memorial Gardens	MI	EQUIP	12236		Dewalt 3400 Pressure Washer
718	Mt Ever Rest Mem Prk S	MI	CMEQ	8460		HOLLAND VAULT CARRIER
718	Mt Ever Rest Mem Prk S	MI	CMEQ	8467		BACKHOE B95B
718	Mt Ever Rest Mem Prk S	MI	CMEQ	8575		Tractor 4WD 35 HP 70408
718	Mt Ever Rest Mem Prk S	MI	CMEQ	8576		Frontload w/ Grill guard B1739
718	Mt Ever Rest Mem Prk S	MI	CMEQ	8577		Snow blower 21002916
718	Mt Ever Rest Mem Prk S	MI	CMEQ	8578		Utility Vehicle 23869
718	Mt Ever Rest Mem Prk S	MI	CMEQ	9138		Great Lakes Shore Liners
718	Mt Ever Rest Mem Prk S	MI	CMEQO	9035		Acquisition Cemetery Equipment
718	Mt Ever Rest Mem Prk S	MI	EQUIP	11038		Ariens 2 stage 28" Snowblower
718	Mt Ever Rest Mem Prk S	MI	EQUIP	13301		Low Boy Casket lift
718	Mt Ever Rest Mem Prk S	MI	EQUIP	13890	24366482	BS 50-2 Vibratory Rammer
719	Mt Ever Rest Mem Prk N	MI	CMEQ	8461		LOWERING DEVICE
720	Chapel Hill Mem Grdns	MI	CMEQ	8469		VAULT CARRIER
720	Chapel Hill Mem Grdns	MI	CMEQ	8470		LOWERING DEVICE
720	Chapel Hill Mem Grdns	MI	CMEQ	8815		Utility Vehicle
720	Chapel Hill Mem Grdns	MI	CMEQ	9555		Tractor Supply Snow Thrower
720	Chapel Hill Mem Grdns	MI	EQUIP	11302	408	Case 580N Backhoe

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
720	Chapel Hill Mem Grdns	MI	EQUIP	12709	38HX15027008	Mahindra 1538 Tractor
721	East Lawn Mem Grdns	MI	CMEQ	8485		Lowering Device
721	East Lawn Mem Grdns	MI	CMEQ	8884		Honda Snowblower
721	East Lawn Mem Grdns	MI	CMEQ	9136		Great Lakes Shore Liners
721	East Lawn Mem Grdns	MI	CMEQ	9145		Trailer w/ Ramp
721	East Lawn Mem Grdns	MI	CMEQ	9222		utility Vehicle
722	DeepDale Memorial Gardens	MI	CMEQ	8510		Low Boy Casket Lift
722	DeepDale Memorial Gardens	MI	CMEQ	8550		Master SS Lowering Device
722	DeepDale Memorial Gardens	MI	CMEQ	9135		Great Lakes Shore Liners
722	DeepDale Memorial Gardens	MI	EQUIP	12710	1M04X2XDPFM1	John Deere Gator TX
723	Flint Memorial Park	MI	CMEQ	8380		2009 Suzuki Mini Dump Truck
723	Flint Memorial Park	MI	CMEQ	8474		BACKHOE B95B
723	Flint Memorial Park	MI	CMEQ	8507		Low Boy Casket Lift
723	Flint Memorial Park	MI	CMEQ	8509		Casket Carrier
723	Flint Memorial Park	MI	CMEQ	8525		Russo-KUB tractor 70340
723	Flint Memorial Park	MI	CMEQ	8552		Master SS Lowering Device
723	Flint Memorial Park	MI	CMEQ	8814		Master Lowering Device
723	Flint Memorial Park	MI	CMEQ	9134		Great Lakes Shore Liners
723	Flint Memorial Park	MI	CMEQ	9553		Russo 27" Snow Thrower
723	Flint Memorial Park	MI	EQUIP	12526		Snow Plow
723	Flint Memorial Park	MI	EQUIP	13455		Well Pump
724	Christian Mem Grdns W	MI	CMEQ	8381		2009 Suzuki Mini Dump Truck
724	Christian Mem Grdns W	MI	CMEQ	8475		LOWERING DEVICE
724	Christian Mem Grdns W	MI	CMEQ	8478		BACKHOE B95B
724	Christian Mem Grdns W	MI	CMEQ	8506		Low Boy Casket Lift
724	Christian Mem Grdns W	MI	CMEQ	8579		Tractor 4WD 35 HP 70191
724	Christian Mem Grdns W	MI	CMEQ	8580		Front load w/ grill guardB1259
724	Christian Mem Grdns W	MI	CMEQ	8581		Snow blower 21002917
724	Christian Mem Grdns W	MI	CMEQ	8582		Utility Vehicle 23869
724	Christian Mem Grdns W	MI	CMEQ	9133		Shore Liners
724	Christian Mem Grdns W	MI	CMEQ	9326		Kubota Tractor
724	Christian Mem Grdns W	MI	EQUIP	12238		Snowblower
724	Christian Mem Grdns W	MI	EQUIP	12508		Frost remover
725	Christian Mem Grdns East	MI	CMEQ	7985		60"29hp G3 Z-Master Mower
725	Christian Mem Grdns East	MI	CMEQO	7029		John Deere F925 Mower
725	Christian Mem Grdns East	MI	EQUIP	14544	B004315	2018 Husqvarna M-ZT-61 Lwnmwr
735	Chapel Hill Mem Cem	MI	CAPLEASE	14696	20587	2019 J Deere HPX615E VIN 20587
735	Chapel Hill Mem Cem	MI	CMEQ	6161		Shore Box
735	Chapel Hill Mem Cem	MI	CMEQ	6662		10" 4HP VIB Rammer (Russo)
735	Chapel Hill Mem Cem	MI	CMEQ	8555		Master SS Lowering Device
735	Chapel Hill Mem Cem	MI	CMEQ	8602	21005807	Snow Blower
735	Chapel Hill Mem Cem	MI	CMEQ	8603	70480	Tractor 35 HP 70480
735	Chapel Hill Mem Cem	MI	CMEQ	8604	B0160	Frontload w/grille guard B0160
735	Chapel Hill Mem Cem	MI	CMEQ	9140		Great Lakes Shore Liners
735	Chapel Hill Mem Cem	MI	CMEQ	9961	NCC560414	LOADER BACKHOE
735	Chapel Hill Mem Cem	MI	CMEQO	9050		Acquisition Cemetery Equipment
735	Chapel Hill Mem Cem	MI	EQUIP	12428		Backhoe Forks
735	Chapel Hill Mem Cem	MI	EQUIP	14103		Pallbearer Casket Carriage
111	Eastlawn Cemetery	MO	CMEQ	9285		Vibratory Rammer
111	Eastlawn Cemetery	MO	CMEQ	9322		SS Lowering Device
111	Eastlawn Cemetery	MO	CMEQ	9365		Lifting Device w/ Swings
111	Eastlawn Cemetery	MO	CMEQO	6818		2001 John Deere 1445 Mower
111	Eastlawn Cemetery	MO	CMEQO	6884		Toro Riding Mower
111	Eastlawn Cemetery	MO	CMEQO	9583		Acquisition Cemetery Equipment
112	Rivermonte Cemetery	MO	CMEQ	9286		Vibratory Rammer
112	Rivermonte Cemetery	MO	CMEQ	9323		Lifting Device w/ Slings
112	Rivermonte Cemetery	MO	CMEQ	9462		SS Lowering Device
112	Rivermonte Cemetery	MO	CMEQ	9518		Kubota Tractor L2800
112	Rivermonte Cemetery	MO	CMEQO	9584		Case 580 SuperL Backhoe
112	Rivermonte Cemetery	MO	CMEQO	9585		Kubota L35 backhoe

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
112	Rivermonte Cemetery	MO	CMEQO	9586		Kubota B7200 tractor
112	Rivermonte Cemetery	MO	CMEQO	9587		Acq Mowers
112	Rivermonte Cemetery	MO	CMEQO	9588		Acquisition cemetery equipment
112	Rivermonte Cemetery	MO	EQUIP	13838	54163	John Deere 930M Ztrak
113	White Chapel Cemetery	MO	CMEQ	9311		Vibratory Rammer
113	White Chapel Cemetery	MO	CMEQ	9463		SS Lowering Device
113	White Chapel Cemetery	MO	CMEQ	9464		2005 Kubota Backhoe
113	White Chapel Cemetery	MO	CMEQO	9589		Cat backhoe
113	White Chapel Cemetery	MO	CMEQO	9591		Acq Mowers
113	White Chapel Cemetery	MO	CMEQO	9592		Acq Massey Ferguson 1010
113	White Chapel Cemetery	MO	CMEQO	9593		Acquisition cemetery euipment
113	White Chapel Cemetery	MO	EQUIP	13839	54162	John Deere 930M Ztrak
222	Highland Sacred Gardens	MO	CMEQ	6450		Imperial Lowering Device
222	Highland Sacred Gardens	MO	CMEQ	6898		John Deere 650 Tractor
222	Highland Sacred Gardens	MO	CMEQO	7046		Toro groundsmaster 345 Mower
222	Highland Sacred Gardens	MO	EQUIP	14620		John Deere Z960M Cmrcial Ztrak
223	Memorial Park Sedalia	MO	CMEQ	5796		LB90 Loader Backhoe
223	Memorial Park Sedalia	MO	CMEQ	6906		Robin Cememtery tamper
223	Memorial Park Sedalia	MO	CMEQ	6908		Cememtery Lowering Device
223	Memorial Park Sedalia	MO	CMEQ	6912		Case Cememtery Backhoe
223	Memorial Park Sedalia	MO	CMEQ	7535		Major Backhoe repair (engine)
223	Memorial Park Sedalia	MO	CMEQ	7597		Crwn Equip Backhoe bucket
223	Memorial Park Sedalia	MO	CMEQ	8374		Dirt Trailer
223	Memorial Park Sedalia	MO	EQUIP	13012		2000 Grass Hopper Mower
223	Memorial Park Sedalia	MO	EQUIP	14621		John Deere Z930M Ztrak
655	Forest Hill Calvary Cem	MO	CMEQ	5828		Stainless Steel Lowering Dev
655	Forest Hill Calvary Cem	MO	CMEQ	5863		Ford 545 Backhoe
655	Forest Hill Calvary Cem	MO	CMEQ	6003		Heavy Duty Dump Trailer
655	Forest Hill Calvary Cem	MO	CMEQ	6358		1999 Mini Dump Truck
655	Forest Hill Calvary Cem	MO	CMEQ	7637		Lowering Device Stands
655	Forest Hill Calvary Cem	MO	CMEQ	8452		AgriMETAL LEAF BLOWER
655	Forest Hill Calvary Cem	MO	CMEQ	8812		Snow Blade Plow
655	Forest Hill Calvary Cem	MO	CMEQ	9201		Electric Golf Cart
655	Forest Hill Calvary Cem	MO	CMEQ	9479		Snow Plow
655	Forest Hill Calvary Cem	MO	EQUIP	11301	409	Case 580N Backhoe
655	Forest Hill Calvary Cem	MO	EQUIP	9971		Tamper
655	Forest Hill Calvary Cem	MO	EQUIP	10378		1994 Suzuki Mini Truck
655	Forest Hill Calvary Cem	MO	EQUIP	11222	85003	2002 Monroe Trailer
655	Forest Hill Calvary Cem	MO	EQUIP	12507		8 Level Low Boy Casket Lift
655	Forest Hill Calvary Cem	MO	EQUIP	13792	24365402	BS 50-2 Rammer Tamper
655	Forest Hill Calvary Cem	MO	EQUIP	14623		Imperial Placer Set Package
125	Lee Memorial Park	MS	EQUIP	10725	52035	Kubota M59TLB Loader
125	Lee Memorial Park	MS	EQUIP	10075	10500	New trailer
125	Lee Memorial Park	MS	EQUIP	10078	27615	2012 Load Trail w tilt bed
125	Lee Memorial Park	MS	EQUIP	11124	16461	LZE740EKC604 Mower
125	Lee Memorial Park	MS	EQUIP	11125	16463	LZE740EKC604 Mower
125	Lee Memorial Park	MS	EQUIP	12057	77197	Vibratory Rammer
224	Carolina Biblical Garden	NC	CMEQ	5601		John Deere 5202 Tractor
224	Carolina Biblical Garden	NC	CMEQ	6512		Bachoe 580M 2WD Ext
224	Carolina Biblical Garden	NC	CMEQO	5649		Exmark Lazer Mower
224	Carolina Biblical Garden	NC	CMEQO	7221		Dump Trailer-single axle
224	Carolina Biblical Garden	NC	CMEQO	7222		Tamper
224	Carolina Biblical Garden	NC	EQUIP	13351		Grundfos Well Pump
224	Carolina Biblical Garden	NC	EQUIP	13376		9 Casket Space Temporary Stora
225	Martin Memorial Garden	NC	CMEQ	7975		Wacker Earth Tamper BS 50-2
225	Martin Memorial Garden	NC	CMEQ	8929		Exmark Mower 922236
225	Martin Memorial Garden	NC	EQUIP	11358		Tamper
226	York Memorial Park	NC	CAPLEASE	14683	80068	2019 John Deere WBM VIN 80068
226	York Memorial Park	NC	CAPLEASE	14685	90008	2019 John Deere WBM VIN 90008
226	York Memorial Park	NC	CMEQO	5642		2 ExMark Mowers

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
226	York Memorial Park	NC	CMEQO	5643		3 Casket Rollers-Grey
226	York Memorial Park	NC	CMEQO	7231		Tractor-New Holland TC-40A
226	York Memorial Park	NC	CMEQO	7232		Lowering Device
226	York Memorial Park	NC	EQUIP	11701		2002 New Holland Backhoe
226	York Memorial Park	NC	EQUIP	13248	43401	(2) RTV500-A Utility Vehicles
226	York Memorial Park	NC	EQUIP	11424	MS690	Tamper
226	York Memorial Park	NC	EQUIP	11972		Lowering device
226	York Memorial Park	NC	EQUIP	12653	11210	Pronovost 5 ton dump trailer
248	Floral Garden Park Cem	NC	EQUIP	11687		John Deere Backhoe 310SG
248	Floral Garden Park Cem	NC	EQUIP	11688		Kubota Tractor L4740
248	Floral Garden Park Cem	NC	EQUIP	11689		U-Dump Dirt Trailer Double Axe
248	Floral Garden Park Cem	NC	EQUIP	11690		Massey-Ferg Tractor
248	Floral Garden Park Cem	NC	EQUIP	11691		Vault Trailer
248	Floral Garden Park Cem	NC	EQUIP	11698		Setup Trailer
248	Floral Garden Park Cem	NC	EQUIP	13868	51517	John Deere 930M Ztrak
248	Floral Garden Park Cem	NC	EQUIP	13869	51512	John Deere 930M Ztrak
248	Floral Garden Park Cem	NC	EQUIP	12708		1280 Hotsy Pressure Washer
248	Floral Garden Park Cem	NC	EQUIP	13195		Portable Irrigation System
248	Floral Garden Park Cem	NC	EQUIP	13229	40956	C: 22887570 JD Gator HPX
248	Floral Garden Park Cem	NC	EQUIP	13338	24332643	Wacker Jumping Jack BS5021
249	Montlawn Memorial Park	NC	CAPLEASE	14693	20173	2019 J Deere HPX615E VIN 20173
249	Montlawn Memorial Park	NC	CMEQ	7974		5x8 Rear-Dp Trail w Trctr Hyd.
249	Montlawn Memorial Park	NC	EQUIP	11704		2007 New Holland Tractor
249	Montlawn Memorial Park	NC	EQUIP	11707		John Deere Gator 2004
249	Montlawn Memorial Park	NC	EQUIP	11708		John Deere Gator 2011
249	Montlawn Memorial Park	NC	EQUIP	11714		Mausoleum lift 1990
249	Montlawn Memorial Park	NC	EQUIP	11715		Mausoleum lift 1990
249	Montlawn Memorial Park	NC	EQUIP	11716		Mausoleum lift 2011
249	Montlawn Memorial Park	NC	EQUIP	11717		6X12 Trailer
249	Montlawn Memorial Park	NC	EQUIP	11496	430	Case 580 N
249	Montlawn Memorial Park	NC	EQUIP	13850	714	John Deere 4044M Tractor
249	Montlawn Memorial Park	NC	EQUIP	10027	547	24 foot trailer
249	Montlawn Memorial Park	NC	EQUIP	11982		38" Grave bucket
249	Montlawn Memorial Park	NC	EQUIP	12810		#5502SK lowering device
249	Montlawn Memorial Park	NC	EQUIP	12811		#4901SK lowering device
249	Montlawn Memorial Park	NC	EQUIP	13228	40957	C: 22887570 JD Gator HPX
249	Montlawn Memorial Park	NC	EQUIP	13236		Dump Trailer
249	Montlawn Memorial Park	NC	EQUIP	13312	24308640	Wacker Jumping Jack
249	Montlawn Memorial Park	NC	EQUIP	14622		Bomag BT 65 Tamper
250	Mountlawn Memorial Park	NC	EQUIP	11695		ExMark Lazer Z mower
250	Mountlawn Memorial Park	NC	EQUIP	11696		ExMark Lazer Z mower
250	Mountlawn Memorial Park	NC	EQUIP	11718		Ford Backhoe 555 E
250	Mountlawn Memorial Park	NC	EQUIP	11719		Kubota Tractor and Front Loade
250	Mountlawn Memorial Park	NC	EQUIP	11720		UDUMP Wagon Dirt Wagon Green
250	Mountlawn Memorial Park	NC	EQUIP	11721		Polaris utility Ranger Vehicle
250	Mountlawn Memorial Park	NC	EQUIP	11723		John Deere Mower Z930A
250	Mountlawn Memorial Park	NC	EQUIP	11724		Ex- Mark Lazer Z Mower 72 inch
250	Mountlawn Memorial Park	NC	EQUIP	11725		Utility Trailer
250	Mountlawn Memorial Park	NC	EQUIP	11726		Vault trailer lowering trailer
250	Mountlawn Memorial Park	NC	EQUIP	11130	3123	LZ5749EKC724 Mower
250	Mountlawn Memorial Park	NC	EQUIP	12548	20297149	Wacker Neuson Rammer BS50-2
250	Mountlawn Memorial Park	NC	EQUIP	12740	24254762	Jumping Jack BS50-2 Wacker
620	Randolph Memorial Park	NC	EQUIP	12498	30023	Kubota Tractor w/ Loader
620	Randolph Memorial Park	NC	EQUIP	13259		John Deere HPX4
620	Randolph Memorial Park	NC	EQUIP	13305	54411	2016 JCB 3CX Backhoe
620	Randolph Memorial Park	NC	EQUIP	12546	20297134	Wacker Neuson Rammer BS50-2
620	Randolph Memorial Park	NC	EQUIP	13222	6257	5'x8' Offroad Trailers
620	Randolph Memorial Park	NC	EQUIP	13902	91-31MP	Frigid Lowering Device
621	Alamance Memorial Park	NC	EQUIP	11706		John Deere Gator 1999
621	Alamance Memorial Park	NC	EQUIP	11506	60096	Case 580N Backhoe

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
621	Alamance Memorial Park	NC	EQUIP	12499	30061	Kubota Tractor w/ Loader
621	Alamance Memorial Park	NC	EQUIP	13247	43403	(2) RTV500-A Utility Vehicles
621	Alamance Memorial Park	NC	EQUIP	11402		Low Boy Mausoleum Lift
621	Alamance Memorial Park	NC	EQUIP	11507	10736	Pronovist trailer
621	Alamance Memorial Park	NC	EQUIP	11997		38" Grave bucket
621	Alamance Memorial Park	NC	EQUIP	12703	AM-16385	SK Master Cemetery Lowering De
621	Alamance Memorial Park	NC	EQUIP	12704	AM-16384	SK Master Cemetery Lowering De
621	Alamance Memorial Park	NC	EQUIP	12720	1M04XDKFM100	John Deere Gator TX
622	West Lawn Memorial Park	NC	CMEQ	8037		Lowering Device
622	West Lawn Memorial Park	NC	CMEQ	8719		SRS Gator
622	West Lawn Memorial Park	NC	CMEQ	9808	979689	60 MOWER
622	West Lawn Memorial Park	NC	CMEQO	5716		John Deer Backhoe
622	West Lawn Memorial Park	NC	CMEQO	5722		2 in 1 Mausoleum Lift
622	West Lawn Memorial Park	NC	CMEQO	5725		5x8 Dump Trailor
622	West Lawn Memorial Park	NC	CMEQO	5726		Wacker Grave Tamper
622	West Lawn Memorial Park	NC	CMEQO	5727		John Deere Tractor
623	Wayne Mem Pk Park North	NC	CMEQ	6156		580M 2WD STD
623	Wayne Mem Pk Park North	NC	CMEQ	6510		Scagg 26HP 5ft Deck Mower
623	Wayne Mem Pk Park North	NC	CMEQ	7855		Kawasaki Mower 72"
623	Wayne Mem Pk Park North	NC	CMEQO	5648		240 MASSEY FERGUSSON TRACTOR
623	Wayne Mem Pk Park North	NC	CMEQO	5717		2 Exmark Lawnmower LZ27
623	Wayne Mem Pk Park North	NC	EQUIP	11710		Exmark 72 Mower 2006
623	Wayne Mem Pk Park North	NC	EQUIP	13863	51382	John Deere 950M Mower
623	Wayne Mem Pk Park North	NC	EQUIP	13864	51378	John Deere 950M Mower
623	Wayne Mem Pk Park North	NC	EQUIP	13865	51672	John Deere 930M Ztrak
623	Wayne Mem Pk Park North	NC	EQUIP	13866	1441	John Deere 4044M Tractor
623	Wayne Mem Pk Park North	NC	EQUIP	13867	6264	John Deere D170 Loader
623	Wayne Mem Pk Park North	NC	EQUIP	11133	3106	LZ5749EKC724 Mower
623	Wayne Mem Pk Park North	NC	EQUIP	12426		Echo 7.75" Edger
623	Wayne Mem Pk Park North	NC	EQUIP	12661	11212	Pronovost 5 ton dump trailer
623	Wayne Mem Pk Park North	NC	EQUIP	12721	M04X2XDVFM10	John Deere Gator TX
623	Wayne Mem Pk Park North	NC	EQUIP	13565	SN 24343889	Jumping Jack BS50-2 Wacker
625	Lakeview Memorial Park	NC	CMEQ	7683		Grave Shore w/ accesories
625	Lakeview Memorial Park	NC	CMEQO	5645		Lowering Device
625	Lakeview Memorial Park	NC	EQUIP	11700		EZGO Shuttle 6 Golf Cart
625	Lakeview Memorial Park	NC	EQUIP	11510	60098	Case backhoe
625	Lakeview Memorial Park	NC	EQUIP	12662		Mahindra 5545
625	Lakeview Memorial Park	NC	EQUIP	13230	31410	RTV-X900G Utility Vehicle
625	Lakeview Memorial Park	NC	EQUIP	13233	56792	L4701HST 4WD Tractor
625	Lakeview Memorial Park	NC	EQUIP	11135	16458	LZ5749EKC724 Mower
625	Lakeview Memorial Park	NC	EQUIP	11403		Low Boy Mausoleum Lift
625	Lakeview Memorial Park	NC	EQUIP	11509	10829	Pronovist trailer
625	Lakeview Memorial Park	NC	EQUIP	11998		38" Grave bucket
625	Lakeview Memorial Park	NC	EQUIP	11999		Vortexx Prosumer Pressure wash
625	Lakeview Memorial Park	NC	EQUIP	12500		Frigid CM Lowering Device
625	Lakeview Memorial Park	NC	EQUIP	12706	AM-16382	SK Master Cemetery Lowering De
625	Lakeview Memorial Park	NC	EQUIP	12707	AM-16383	SK Master Cemetery Lowering De
625	Lakeview Memorial Park	NC	EQUIP	12722	1M04X2XDCFM1	John Deere Gator TX
625	Lakeview Memorial Park	NC	EQUIP	13069		Silt seeder
625	Lakeview Memorial Park	NC	EQUIP	13223	6258	5'x8' Offroad Trailers
625	Lakeview Memorial Park	NC	EQUIP	13314	24308641	Wacker Jumping Jack
627	Pinelawn Memorial Prk	NC	CMEQ	6460		Lowering Device
627	Pinelawn Memorial Prk	NC	CMEQ	6513		Backhoe 580M 2WD Ext
627	Pinelawn Memorial Prk	NC	CMEQ	8926	922242	Exmark Mower 922242
627	Pinelawn Memorial Prk	NC	CMEQ	8927	872320	Exmark Mower 872320
627	Pinelawn Memorial Prk	NC	EQUIP	11134	48952	LZ5749EKC724 Mower
627	Pinelawn Memorial Prk	NC	EQUIP	12427		ExMark Leave Vaccuum System
627	Pinelawn Memorial Prk	NC	EQUIP	12741	24254755	Jumping Jack BS50-2 Wacker
627	Pinelawn Memorial Prk	NC	EQUIP	13234	40958	C: 22887570 JD Gator HPX
627	Pinelawn Memorial Prk	NC	EQUIP	13238		Dump Trailer

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
628	Skyline Memory Garden	NC	CMEQ	9320		Backhoe
628	Skyline Memory Garden	NC	CMEQO	5663		Dump Trailer
628	Skyline Memory Garden	NC	CMEQO	5655		Casket Roller
628	Skyline Memory Garden	NC	CMEQO	9412		New Holland Front End Loader
628	Skyline Memory Garden	NC	EQUIP	13224	6256	5'x8' Offroad Trailers
629	Rowan Memorial Park	NC	CMEQ	9813		60 MOWER
629	Rowan Memorial Park	NC	CMEQO	6304		Equipment
629	Rowan Memorial Park	NC	EQUIP	11703		1996 John Deere Tractor
629	Rowan Memorial Park	NC	EQUIP	13852	51647	John Deere 930M Ztrak
629	Rowan Memorial Park	NC	EQUIP	11138	3109	LZ5749EKC724 Mower
629	Rowan Memorial Park	NC	EQUIP	13235	40952	C: 22887570 JD Gator HPX
630	Oaklawn Memorial Gardens	NC	EQUIP	11699		Polaris Ranger UTV
630	Oaklawn Memorial Gardens	NC	EQUIP	11705		John Deere Gator 1997
630	Oaklawn Memorial Gardens	NC	EQUIP	10804	74547	2012 Kubota KX-121
630	Oaklawn Memorial Gardens	NC	EQUIP	13851	5048	John Deere D170 Loader
630	Oaklawn Memorial Gardens	NC	EQUIP	14246		JD 4044 (Compact Utility Tract
630	Oaklawn Memorial Gardens	NC	EQUIP	11205		Southern 6 foot lawn plugger
630	Oaklawn Memorial Gardens	NC	EQUIP	13350	24332644	Wacker Jumping Jack BS5021
747	Crestview Memorial Park	NC	CMEQ	3650	13056	New Holland Tractor
747	Crestview Memorial Park	NC	CMEQ	9832		14 X 28 UTILITY BLDG
747	Crestview Memorial Park	NC	EQUIP	11693		Dirt Trailer Single Axel Dump
747	Crestview Memorial Park	NC	EQUIP	11702		1997 Kubota Backhoe
747	Crestview Memorial Park	NC	EQUIP	12768	2615031	JCB Backhoe
747	Crestview Memorial Park	NC	EQUIP	10165		Grave Bucket
747	Crestview Memorial Park	NC	EQUIP	12549	20297148	Wacker Neuson Rammer BS50-2
748	Woodlawn Memorial Park	NC	CMEQ	7856		kawasaki Mower 72"
748	Woodlawn Memorial Park	NC	CMEQ	8910		Tamper-Gas Powered BS50-2
748	Woodlawn Memorial Park	NC	CMEQ	8912		Imperial Stainless Steel Devic
748	Woodlawn Memorial Park	NC	CMEQ	8924	825410	Exmark Mower
748	Woodlawn Memorial Park	NC	CMEQ	8925	922401	Exmark mower
748	Woodlawn Memorial Park	NC	CMEQ	9102		Kubota Tractor GB 0262
748	Woodlawn Memorial Park	NC	CMEQ	9209		Kubota Ballast Box
748	Woodlawn Memorial Park	NC	CMEQ	9805		72 MOWER
748	Woodlawn Memorial Park	NC	CMEQO	7207		Mower
748	Woodlawn Memorial Park	NC	CMEQO	9410		bobcat skid loader
748	Woodlawn Memorial Park	NC	EQUIP	11711		Exmark 72 Mower 2008
748	Woodlawn Memorial Park	NC	EQUIP	11228	50303	2012 Kubota Backhoe M-59
748	Woodlawn Memorial Park	NC	EQUIP	12547	20297146	Wacker Neuson Rammer BS50-2
749	Chatham Memorial Park	NC	CMEQ	7877		Tamper 160-175LB Class
749	Chatham Memorial Park	NC	CMEQ	9414		hawks dump trailer
749	Chatham Memorial Park	NC	EQUIP	11692		Ford Backhoe R400 637 Model KF
749	Chatham Memorial Park	NC	EQUIP	11697		John Deere 930 Mower
107	BI-WMG Cemeteries	NJ	CAPLEASE	14698	53478	2019 J Deere 310EP VIN 53478
107	BI-WMG Cemeteries	NJ	CMEQ	4403	15174	Riding Mower
107	BI-WMG Cemeteries	NJ	CMEQ	4472	10273	A/C COMPRESSORS
107	BI-WMG Cemeteries	NJ	CMEQ	4480	10281	Mausoleum Lift
107	BI-WMG Cemeteries	NJ	CMEQ	4481	10282	NEW TRACTOR
107	BI-WMG Cemeteries	NJ	CMEQ	4484	10285	FRIGID FLUID LOWERING DEVICE
107	BI-WMG Cemeteries	NJ	CMEQ	4627	11684	Badger 300 Hydro Seeder
107	BI-WMG Cemeteries	NJ	CMEQ	4628	11685	9000 LB Mausoleum Lift
107	BI-WMG Cemeteries	NJ	CMEQ	4629	11686	2WD TRACTOR BACKHOE
107	BI-WMG Cemeteries	NJ	CMEQ	4814	14023	Tractor
107	BI-WMG Cemeteries	NJ	CMEQ	4919	14911	4WD 36"" Backhoe
107	BI-WMG Cemeteries	NJ	CMEQ	4920	14912	Compressor & Heat Pumps
107	BI-WMG Cemeteries	NJ	CMEQ	5276		SNOW BLOWER
107	BI-WMG Cemeteries	NJ	CMEQ	5289		TORO 38600 SNOW COMMANDER
107	BI-WMG Cemeteries	NJ	CMEQ	5339		2003 Toro Workman
107	BI-WMG Cemeteries	NJ	CMEQ	5422		TORO SNOW COMMANDER
107	BI-WMG Cemeteries	NJ	CMEQ	6495		Trailer
107	BI-WMG Cemeteries	NJ	CMEQ	7958		Wildcat Mower

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
107	BI-WMG Cemeteries	NJ	CMEQ	8760		Vacuum
107	BI-WMG Cemeteries	NJ	CMEQ	9216		2 Electric Cooling Units
107	BI-WMG Cemeteries	NJ	EQUIP	10321	26674	Case 580SM2 Backhoe
107	BI-WMG Cemeteries	NJ	EQUIP	14668		VerticalPlatformLift(Elevator)
107	BI-WMG Cemeteries	NJ	EQUIP	10191		Generac port generator
107	BI-WMG Cemeteries	NJ	EQUIP	10486		Tractor Mount snow blower
107	BI-WMG Cemeteries	NJ	EQUIP	10542	3933	80 CC Shindaiwa Blower
107	BI-WMG Cemeteries	NJ	EQUIP	10838		Toro Sidewalk Snow plow
107	BI-WMG Cemeteries	NJ	EQUIP	11210		Casket Cart
107	BI-WMG Cemeteries	NJ	EQUIP	11523		5060 E Tire machine
107	BI-WMG Cemeteries	NJ	EQUIP	12784		Junkin Chrome Model #LD3287-C
107	BI-WMG Cemeteries	NJ	EQUIP	13337		Bartell Concrete Mixer
107	BI-WMG Cemeteries	NJ	EQUIP	13932		2 Tampers Serial#'s 7625- 76
107	BI-WMG Cemeteries	NJ	EQUIP	14561		ImperialCasketLoweringDevice
107	BI-WMG Cemeteries	NJ	EQUIP	14654		Shoring Box
107	BI-WMG Cemeteries	NJ	EQUIP	14655		Shoring Box
107	BI-WMG Cemeteries	NJ	EQUIP	14656		Shoring Box
109	Cloverleaf Memorial Park	NJ	CMEQ	4452	10014	Casket Lowering Device
109	Cloverleaf Memorial Park	NJ	CMEQ	4683	11740	BACKHOE
109	Cloverleaf Memorial Park	NJ	CMEQ	4685	11742	GENERATOR
109	Cloverleaf Memorial Park	NJ	CMEQ	4686	11743	1996 Maus Lift DC18
109	Cloverleaf Memorial Park	NJ	CMEQ	4741	13380	1981 Ford 1700 Tractor
109	Cloverleaf Memorial Park	NJ	CMEQ	5146		POLE PRUNNER
109	Cloverleaf Memorial Park	NJ	CMEQ	5167		Water pump unit
109	Cloverleaf Memorial Park	NJ	CMEQ	5424		TORO SNOW COMMANDER
109	Cloverleaf Memorial Park	NJ	CMEQ	5508		Lowering Device
109	Cloverleaf Memorial Park	NJ	CMEQ	7640		Snow PLow
109	Cloverleaf Memorial Park	NJ	EQUIP	10527	2323	Mahindra 4530 Tractor
109	Cloverleaf Memorial Park	NJ	EQUIP	12008		Pole saw
109	Cloverleaf Memorial Park	NJ	EQUIP	13935		Tamper serial#101541327627
548	Locustwood Meml Park	NJ	CMEQ	3254	11573	Used Backhoe Loader
548	Locustwood Meml Park	NJ	CMEQ	4457	10061	1 1/2 HP Jet Water Pump
548	Locustwood Meml Park	NJ	CMEQ	4519	10578	Frigid Fluid Lowering Device
548	Locustwood Meml Park	NJ	CMEQ	4630	11687	BACKHOE
548	Locustwood Meml Park	NJ	CMEQ	4742	13381	SNOW PLOW
548	Locustwood Meml Park	NJ	CMEQ	4743	13382	mausoleum lift
548	Locustwood Meml Park	NJ	CMEQ	4744	13383	4WD TRACTOR
548	Locustwood Meml Park	NJ	CMEQ	4803	13817	Snow Blower
548	Locustwood Meml Park	NJ	CMEQ	4804	13818	Backpack Leaf Blower
548	Locustwood Meml Park	NJ	CMEQ	4855	14480	NEW HOLLAND BACKHOE
548	Locustwood Meml Park	NJ	CMEQ	4936	15145	Riding Mower
548	Locustwood Meml Park	NJ	CMEQ	5272		24" Chainsaw
548	Locustwood Meml Park	NJ	CMEQ	6596		Line Trimmer
548	Locustwood Meml Park	NJ	EQUIP	10528	2381	Mahindra 4530 Tractor
548	Locustwood Meml Park	NJ	EQUIP	10626		Pallbearer Casket carriage
548	Locustwood Meml Park	NJ	EQUIP	12754		Radtech Debris Blower
548	Locustwood Meml Park	NJ	EQUIP	13950		Tamper serial#101541327559
548	Locustwood Meml Park	NJ	EQUIP	14341		Lowering Device
548	Locustwood Meml Park	NJ	EQUIP	14531		Imperial 2.0 Lowering Device M
670	Arlington Cemetery	NJ	CMEQ	2803	10069	Casket Lowering Device
670	Arlington Cemetery	NJ	CMEQ	3838	13640	LOWERING DEVICE
670	Arlington Cemetery	NJ	CMEQ	3839	13641	Mower/trimmer
670	Arlington Cemetery	NJ	CMEQ	4518	10577	Kubota L2500DT 4WD Tractor
670	Arlington Cemetery	NJ	CMEQ	5273		SNOW THROW BLOWER
670	Arlington Cemetery	NJ	CMEQ	9363		Hedger
670	Arlington Cemetery	NJ	EQUIP	11175	004FD	Mahindra 4530 w/ loader
670	Arlington Cemetery	NJ	EQUIP	10074		Trench box
671	Bethel Memorial Park	NJ	CMEQ	4529	10652	CHERRY HILL TRACTOR(Backhoe)
671	Bethel Memorial Park	NJ	CMEQ	4930	15099	Trimmer
671	Bethel Memorial Park	NJ	CMEQ	4932	15101	36"" bucket for backhoe

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
671	Bethel Memorial Park	NJ	CMEQ	4938	15173	Riding Mower
671	Bethel Memorial Park	NJ	CMEQ	5517		Lowering Device
671	Bethel Memorial Park	NJ	CMEQ	5582		Back Pac Blower
671	Bethel Memorial Park	NJ	EQUIP	10032	95227	MS2612 Chainsaw
227	Forest Hill Memorial Grdn	OH	AUTOO	6744		Gator
227	Forest Hill Memorial Grdn	OH	CAPLEASE	14675	11111	2019 J Deere HPX615E VIN 11111
227	Forest Hill Memorial Grdn	OH	CMEQ	9194		Tractor
227	Forest Hill Memorial Grdn	OH	CMEQ	9457		Dump Trailer
227	Forest Hill Memorial Grdn	OH	CMEQO	6731		Air Compressor
227	Forest Hill Memorial Grdn	OH	CMEQO	6732		Backhoe
227	Forest Hill Memorial Grdn	OH	CMEQO	6733		Backhoe Bucket
227	Forest Hill Memorial Grdn	OH	CMEQO	6734		Backhoe Forks
227	Forest Hill Memorial Grdn	OH	CMEQO	6735		Gas/Diesel Tank
227	Forest Hill Memorial Grdn	OH	CMEQO	6736		Lowering device
227	Forest Hill Memorial Grdn	OH	CMEQO	6739		Tamper
227	Forest Hill Memorial Grdn	OH	EQUIP	10328		Snowthrower
227	Forest Hill Memorial Grdn	OH	EQUIP	14305		Lowering Device w/grass set
227	Forest Hill Memorial Grdn	OH	EQUIP	14349		Lowering Device w/grass set AI
228	Crown Hill Mem Pk Maus	OH	AUTOO	6730		Gator
228	Crown Hill Mem Pk Maus	OH	CMEQ	8709		Jumping Jack
228	Crown Hill Mem Pk Maus	OH	CMEQO	6716		Backhoe
228	Crown Hill Mem Pk Maus	OH	CMEQO	6717		Hydralic Lift
228	Crown Hill Mem Pk Maus	OH	CMEQO	6718		Lowering Device
228	Crown Hill Mem Pk Maus	OH	CMEQO	6719		Lowering Device
228	Crown Hill Mem Pk Maus	OH	CMEQO	6720		Mausoleam Lift
228	Crown Hill Mem Pk Maus	OH	EQUIP	12659	USMN2913DD	Mahindra 4530
228	Crown Hill Mem Pk Maus	OH	EQUIP	12697	1550	Gator - requested SN - 01550
228	Crown Hill Mem Pk Maus	OH	EQUIP	12805		HPX Gator
228	Crown Hill Mem Pk Maus	OH	EQUIP	14350		Lowering Device w/grass set AI
229	Resthaven Memory Gardens	OH	CMEQ	8720		2008 Kubota KX-121 Backhoe
229	Resthaven Memory Gardens	OH	CMEQO	7101		Backhoe-John Deere Model
229	Resthaven Memory Gardens	OH	CMEQO	7102		Mausoleum Lift
229	Resthaven Memory Gardens	OH	CMEQO	7103		Tamper
229	Resthaven Memory Gardens	OH	EQUIP	12652	USMN-2887	Mahindra 4530
229	Resthaven Memory Gardens	OH	EQUIP	12806		HPX Gator
229	Resthaven Memory Gardens	OH	EQUIP	13184	A5532	Honda CX100 Rammer/Tamper
230	West Memory Gardens	OH	CAPLEASE	14116	LLLLL	2001 Case 580SM Backhoe
230	West Memory Gardens	OH	CMEQO	7084		Lowering Device
230	West Memory Gardens	OH	CMEQO	7086		Tamper
230	West Memory Gardens	OH	EQUIP	12807		HPX Gator
230	West Memory Gardens	OH	EQUIP	14351		Lowering Device w/grass set &
231	Highland Memorial Park	OH	CMEQO	6745		backhoe-John Deere 300D
231	Highland Memorial Park	OH	CMEQO	6746		Lowering Device
231	Highland Memorial Park	OH	EQUIP	10147	12791	NH Boomer Tractor
231	Highland Memorial Park	OH	EQUIP	10148	51651	M59 Backhoe
232	Hillside Memorial Park	OH	CMEQ	8346		26" 2-Stage Snowthrower
232	Hillside Memorial Park	OH	CMEQ	9186		Tractor
232	Hillside Memorial Park	OH	CMEQ	9456		Dump Trailer
232	Hillside Memorial Park	OH	CMEQO	7122		Backhoe
232	Hillside Memorial Park	OH	CMEQO	7123		Lowering Device
232	Hillside Memorial Park	OH	CMEQO	7124		Mausoleum Lift
232	Hillside Memorial Park	OH	CMEQO	7125		John Deere Mower
232	Hillside Memorial Park	OH	EQUIP	12738	40455	Kubota 4WD Tractor
232	Hillside Memorial Park	OH	EQUIP	12694	1545	John Deere TX Gator
233	Northlawn Mem Gardens	OH	CMEQ	8843		Snow Blower
233	Northlawn Mem Gardens	OH	CMEQO	7134		New Holland backhoe
233	Northlawn Mem Gardens	OH	CMEQO	7135		Lowering device
233	Northlawn Mem Gardens	OH	CMEQO	7136		Mausoleum Lift
233	Northlawn Mem Gardens	OH	CMEQO	7137		New Holland Mower
233	Northlawn Mem Gardens	OH	CMEQO	7140		2004 Kubota tractor

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
233	Northlawn Mem Gardens	OH	EQUIP	10146	12914	NH Boomer Tractor
233	Northlawn Mem Gardens	OH	EQUIP	12808		HPX Gator
233	Northlawn Mem Gardens	OH	EQUIP	13289	B1247	Honda Rammer
363	Rest Haven Memorial Park	OH	CAPLEASE	14479	11111	2015 John Deere 310K VIN 11111
363	Rest Haven Memorial Park	OH	CMEQ	7969		Kubota Tractor RTV900 W
363	Rest Haven Memorial Park	OH	CMEQ	7970		Kubota Tractor RTV900 W
363	Rest Haven Memorial Park	OH	CMEQ	9315		New pump
363	Rest Haven Memorial Park	OH	EQUIP	13700		FTV motor Kubota repl (7969)
363	Rest Haven Memorial Park	OH	EQUIP	14190		Kubota Engine
363	Rest Haven Memorial Park	OH	EQUIP	10108	25986/25987	2 Dump Trailers
363	Rest Haven Memorial Park	OH	EQUIP	13266		Jumping Jack Tamper
364	Kingwood Memorial Park	OH	EQUIP	10118	12963	NH Boomer Tractor
364	Kingwood Memorial Park	OH	EQUIP	10002		Lowering device
364	Kingwood Memorial Park	OH	EQUIP	12812		HPX Gator
604	Crown Hill Cemetery	OH	CMEQ	4532	10767	Backhoe
604	Crown Hill Cemetery	OH	CMEQ	4544	10779	Grave Tamper
604	Crown Hill Cemetery	OH	CMEQ	4545	10780	Chain Saw
604	Crown Hill Cemetery	OH	CMEQ	4546	10781	Ford-Backhoe-Model 550
604	Crown Hill Cemetery	OH	CMEQ	4549	10784	Lowering device/Various equipm
604	Crown Hill Cemetery	OH	CMEQ	4877	14595	8' CRYPT FRONT LOADER
604	Crown Hill Cemetery	OH	CMEQ	4892	14709	REBUILT KENT HAMMER
604	Crown Hill Cemetery	OH	CMEQ	6267		Snow Blower
604	Crown Hill Cemetery	OH	EQUIP	10566	N2339	Mahindra 4530 4WD Tractor
604	Crown Hill Cemetery	OH	EQUIP	12739		Hotsy Trailer Mounted Wash Sys
604	Crown Hill Cemetery	OH	EQUIP	12767	2146082	JCB Backhoe
604	Crown Hill Cemetery	OH	EQUIP	12819		John Deere 3030 Tractor
604	Crown Hill Cemetery	OH	EQUIP	10121	17046	20' Trailer
604	Crown Hill Cemetery	OH	EQUIP	12699		Jumping Jack BS50-2 Wacker
604	Crown Hill Cemetery	OH	EQUIP	12701		Gator - requested SN
606	Butler County Mem Park	OH	AUTOO	7121		JD Gator
606	Butler County Mem Park	OH	CAPLEASE	14565	23632	2012 John Deere 310 VIN 23632
606	Butler County Mem Park	OH	CMEQ	3883	13802	CEMETERY EQUIPMENT
606	Butler County Mem Park	OH	CMEQ	4369	15119	New Backhoe
606	Butler County Mem Park	OH	CMEQ	7959		Air Conditioning unit
606	Butler County Mem Park	OH	EQUIP	11224	27611	Rammer/Tamper
736	Heritage Hills Cemetery	OH	CMEQ	8751		Snow Thrower
736	Heritage Hills Cemetery	OH	EQUIP	11234	N2033	2014 Mahindra 4530
737	Royal Oak Cemetery	OH	AUTOO	7100		Gator
737	Royal Oak Cemetery	OH	CMEQ	8750		Snow Thrower
737	Royal Oak Cemetery	OH	CMEQO	6738		Ransom Mower
737	Royal Oak Cemetery	OH	EQUIP	13226	B1556	Honda CX100 Rammer/Tamper
25	Greenwood Cemetery	PA	CMEQ	3243	11506	MAUS HYDRALIC LIFT
25	Greenwood Cemetery	PA	CMEQ	4256	14837	Repair lowering device
25	Greenwood Cemetery	PA	CMEQ	4399	15168	Overhaul Dump Truck VIN#61440
25	Greenwood Cemetery	PA	CMEQ	5455		GAS LINE
30	Pleasant View Cemetery	PA	CMEQ	2866	10257	MOWER REPAIR
30	Pleasant View Cemetery	PA	CMEQ	3259	11600	Diesel Tank
30	Pleasant View Cemetery	PA	CMEQ	5294		SPREADER BAR & CABLE EQUIP
30	Pleasant View Cemetery	PA	CMEQ	9237		Tractor/Loader
30	Pleasant View Cemetery	PA	EQUIP	11522		Lowering device
30	Pleasant View Cemetery	PA	EQUIP	13931		Tamper serial#101541327621
145	Twin Hills Memorial Park	PA	CMEQ	4018	14134	Mower
145	Twin Hills Memorial Park	PA	CMEQ	4108	14413	LOOP TRIMMER
145	Twin Hills Memorial Park	PA	CMEQ	4119	14437	HEDGE TRIMMER
145	Twin Hills Memorial Park	PA	CMEQ	4348	15068	BACKHOE FORKS
145	Twin Hills Memorial Park	PA	CMEQ	5196		Backhoe-Model 580m2T
145	Twin Hills Memorial Park	PA	CMEQ	5220		DIGGING BOX
145	Twin Hills Memorial Park	PA	CMEQ	5223		HYDRO PUMP UNIT
145	Twin Hills Memorial Park	PA	CMEQ	5360		POLE PRUNER
145	Twin Hills Memorial Park	PA	CMEQ	5383		HOBART WELDER

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
145	Twin Hills Memorial Park	PA	CMEQ	5468		TURBINE HEATER
145	Twin Hills Memorial Park	PA	CMEQ	5540		6X8 SINGLE AXLE Util Trailor
145	Twin Hills Memorial Park	PA	CMEQ	6129		Backhoe 24: Bucket
145	Twin Hills Memorial Park	PA	CMEQ	6315		BLOWER FOR MOWER DECK
145	Twin Hills Memorial Park	PA	CMEQ	7632		New Motor on ExMark Mower
145	Twin Hills Memorial Park	PA	CMEQ	7978		Chainsaw SN:279349678
145	Twin Hills Memorial Park	PA	EQUIP	12097		Superior Lowering Device
145	Twin Hills Memorial Park	PA	EQUIP	12677		Mower - confirm SN
145	Twin Hills Memorial Park	PA	EQUIP	13211	20324	John Deere JD Z930M 60"
145	Twin Hills Memorial Park	PA	EQUIP	13936		Tamper serial#101541327620
145	Twin Hills Memorial Park	PA	EQUIP	14455		Lowering Device w/straps
251	George Washington	PA	EQUIP	11727		Kubota BF 400G Tractor 4X4 198
251	George Washington	PA	EQUIP	11728		John Deere Tractor 4X4 1987
251	George Washington	PA	EQUIP	11729		John Deere Gator gas/cab 2013
251	George Washington	PA	EQUIP	11730		John Deere Gator gas 2007
251	George Washington	PA	EQUIP	11731		John Deere Gator gas 2006
253	Sunset Memorial Park	PA	CAPLEASE	13771		2015 John Deere 310K- Backhoe
253	Sunset Memorial Park	PA	EQUIP	11747		New Holland 1395 Tractor 2004
253	Sunset Memorial Park	PA	EQUIP	11748		John Deere 5045D Tractor 2013
253	Sunset Memorial Park	PA	EQUIP	11750		John Deere 997 Lawn cutter 201
253	Sunset Memorial Park	PA	EQUIP	11751		John Deere 997 Lawn Cutter 201
253	Sunset Memorial Park	PA	EQUIP	11754		John Deere gator 2006
253	Sunset Memorial Park	PA	EQUIP	11755		John Deere gator 2006
253	Sunset Memorial Park	PA	EQUIP	13886		Backhoe Trans #11747
253	Sunset Memorial Park	PA	EQUIP	14297	JM012237	JD Gator S4 825MAK
253	Sunset Memorial Park	PA	EQUIP	13940		Tamper serial#101541327614
303	All Saints Cemetery	PA	CAPLEASE	13710	53149	2006 John Deere 410G - Backhoe
305	Calvary Cemetery	PA	EQUIP	13067	89361	JD 310L Backhoe
305	Calvary Cemetery	PA	EQUIP	13941		Tamper serial#101541327624
305	Calvary Cemetery	PA	EQUIP	14226		Low Boy Casket Lift
307	Holy Cross Cemetery	PA	EQUIP	13773		John Deere 825I Gator
307	Holy Cross Cemetery	PA	EQUIP	13942		2 Tampers serial#7611, serial
309	Holy Sepulchre Cemetery	PA	EQUIP	13943		2 Tampers serial#7622, serial#
312	Resurrection Cemetery	PA	CAPLEASE	13660	83539	2015 John Deere 310LE - Backho
312	Resurrection Cemetery	PA	CAPLEASE	13661	72102	2015 John Deere 310EK - Backho
312	Resurrection Cemetery	PA	EQUIP	14227		Low Boy Casket Lift
313	Saint Peter and Paul Cem	PA	CAPLEASE	14015	86208	2017 John Deere 50G - Excavato
313	Saint Peter and Paul Cem	PA	CAPLEASE	14017	88800	2017 JCB, Inc. 3CX Compact
313	Saint Peter and Paul Cem	PA	CAPLEASE	14674	58139	2019 J Deere 310EP VIN 58139
313	Saint Peter and Paul Cem	PA	EQUIP	14296	JM012209	JD Gator S4 825MAV
313	Saint Peter and Paul Cem	PA	EQUIP	12656	314655672/31	Exmark Mower with bagger
313	Saint Peter and Paul Cem	PA	EQUIP	12657	314655659/31	Exmark Mower with bagger
313	Saint Peter and Paul Cem	PA	EQUIP	13944		3 Tampers 7604 7605 7606
314	St John Neumann Cemetery	PA	EQUIP	13971		Tamper serial#101541327616
314	St John Neumann Cemetery	PA	EQUIP	14755		Indeco HP1100 BackhoeRockHammr
354	Bethlehem Memorial Park	PA	CMEQ	2925	10433	CASKET LIFT
354	Bethlehem Memorial Park	PA	CMEQ	2928	10436	LOWERING DEVICE
354	Bethlehem Memorial Park	PA	CMEQ	3480	12506	SNOW PLOW & BLOWER
354	Bethlehem Memorial Park	PA	CMEQ	4176	14574	John Deere Mower
354	Bethlehem Memorial Park	PA	CMEQ	9236		Tractor/Loader
354	Bethlehem Memorial Park	PA	CMEQ	9861	20094145	WACKER BS50-2 RAMMER
354	Bethlehem Memorial Park	PA	EQUIP	12748	N4C304789	2004 Case 580SM Backhoe
354	Bethlehem Memorial Park	PA	EQUIP	14766		Imperial SS Lowering Device
360	Riverside Cemetery	PA	CMEQ	3511	12609	300 GAL TANK/PARTS
360	Riverside Cemetery	PA	CMEQ	3514	12612	TAMPER
360	Riverside Cemetery	PA	CMEQ	3515	12613	MONUMENT LIFTER
360	Riverside Cemetery	PA	CMEQ	3979	14035	2002 Exmark Mower
360	Riverside Cemetery	PA	CMEQ	4030	14183	Mower Repair
360	Riverside Cemetery	PA	CMEQ	4355	15086	Chain saw MS260-18
360	Riverside Cemetery	PA	CMEQ	4401	15171	2004 Exmark Riding Mower

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
360	Riverside Cemetery	PA	EQUIP	12529		Imperial 5502SK Lowering Devic
360	Riverside Cemetery	PA	EQUIP	13978		Bomag Tamper serial#1015413276
403	Morris Cemetery	PA	CMEQ	2792	10037	Repairs, Backhoe
403	Morris Cemetery	PA	CMEQ	3526	12646	WEEK WACKER
403	Morris Cemetery	PA	CMEQ	3527	12647	VAULT SLING
403	Morris Cemetery	PA	CMEQ	3529	12649	DUMP TRAILER
403	Morris Cemetery	PA	CMEQ	3530	12650	GAS / DIESEL TANKS
403	Morris Cemetery	PA	CMEQ	3532	12652	MONUMENT LIFTER
403	Morris Cemetery	PA	CMEQ	5765		Lowering Device
403	Morris Cemetery	PA	EQUIP	13269		John Deere 310C Backhoe
441	Prospect Cemetery Inc	PA	CMEQ	3548	12723	TAMPER
441	Prospect Cemetery Inc	PA	CMEQ	3556	12731	CASKET CARRIAGE
441	Prospect Cemetery Inc	PA	EQUIP	11525		Snow thrower
441	Prospect Cemetery Inc	PA	EQUIP	12098		Frigid CM Lowering Device
451	Castleview Memorial Park	PA	CMEQ	2947	10482	Tampers
451	Castleview Memorial Park	PA	CMEQ	3576	12810	Lowering Device
451	Castleview Memorial Park	PA	CMEQ	3578	12812	NEW HOLLAND 545D TRACTOR
451	Castleview Memorial Park	PA	CMEQ	3579	12813	LEAF VAC
451	Castleview Memorial Park	PA	CMEQ	5200		Backhoe-Model 580m2T
451	Castleview Memorial Park	PA	CMEQ	5250		BACKHOE BUCKET FOR VAULT
453	Crestview Meml Park Inc	PA	CMEQ	3591	12842	LEAR VAC
453	Crestview Meml Park Inc	PA	CMEQ	4130	14474	GEAR BOX FOR MOWER DECK
453	Crestview Meml Park Inc	PA	CMEQ	4370	15122	Riding Mower
453	Crestview Meml Park Inc	PA	CMEQ	5203		Backhoe-Model 580m2T
453	Crestview Meml Park Inc	PA	CMEQ	5253		BACKHOE BUCKET FOR VAULTS
453	Crestview Meml Park Inc	PA	CMEQ	6009		SCAG 61 Rider Mower B5600219
453	Crestview Meml Park Inc	PA	EQUIP	12522		Mahindra 4530
455	Blair Memorial Park Inc	PA	CMEQ	2796	10046	Hedge Trimmer
455	Blair Memorial Park Inc	PA	CMEQ	2949	10488	Leaf Blower
455	Blair Memorial Park Inc	PA	CMEQ	3009	10633	Tamper
455	Blair Memorial Park Inc	PA	CMEQ	3594	12874	LOWERING DEVICE
455	Blair Memorial Park Inc	PA	CMEQ	3595	12875	FORD 2120 TRACTOR
455	Blair Memorial Park Inc	PA	CMEQ	4147	14525	LAZER Z 27HP MOWER
455	Blair Memorial Park Inc	PA	CMEQ	4196	14629	WELL PUMP
455	Blair Memorial Park Inc	PA	CMEQ	4331	15012	Hydraulic Pump for backhoe
455	Blair Memorial Park Inc	PA	CMEQ	5149		SNOW BLOWER
455	Blair Memorial Park Inc	PA	CMEQ	5168		WATER PUMP
455	Blair Memorial Park Inc	PA	CMEQ	5340		36" BUCKET FOR BACKHOE
455	Blair Memorial Park Inc	PA	CMEQ	5392		TANAKA TREE TRIMMER
455	Blair Memorial Park Inc	PA	CMEQ	5395		DIGGING BOX
455	Blair Memorial Park Inc	PA	CMEQ	7806		12X16 Storage barn
455	Blair Memorial Park Inc	PA	CMEQ	8498		Z830A Lawn Tractor
455	Blair Memorial Park Inc	PA	CMEQ	8955	889467	Exmark Mower 889467
455	Blair Memorial Park Inc	PA	EQUIP	10322	26690	Case 580SM2 Backhoe
455	Blair Memorial Park Inc	PA	EQUIP	11143	27216	LZE740EKC604 Mower
455	Blair Memorial Park Inc	PA	EQUIP	13946		Tamper serial#101541327564
457	Centre County Meml Park	PA	CMEQ	3785	13494	CASKET CARRIAGE
457	Centre County Meml Park	PA	CMEQ	5389		DIGGING BOX
457	Centre County Meml Park	PA	CMEQ	7810		Scag Mower
457	Centre County Meml Park	PA	EQUIP	10024	77475	1999 John Deere Backhoe
457	Centre County Meml Park	PA	EQUIP	14131		JD 3039R Tractor
457	Centre County Meml Park	PA	EQUIP	9982		Lowering device
457	Centre County Meml Park	PA	EQUIP	10648		36" JD 310SE Backhoe Bucket
457	Centre County Meml Park	PA	EQUIP	12247		Imperial 5502SK Lowering Devic
457	Centre County Meml Park	PA	EQUIP	12425		Snow Plow
457	Centre County Meml Park	PA	EQUIP	12679	315603352	Exmark Lazer 60
457	Centre County Meml Park	PA	EQUIP	12680	315637616	Exmark Lazer 60
457	Centre County Meml Park	PA	EQUIP	13980		Bomag Tamper serial#1015413276
457	Centre County Meml Park	PA	EQUIP	14092		Billy Goat-Debris Loader & Acc
457	Centre County Meml Park	PA	EQUIP	14132		JD H165 Loader

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
459	Mt Lebanon Cemetery	PA	CMEQ	3621	12954	CHAINSAW
459	Mt Lebanon Cemetery	PA	CMEQ	3623	12956	LOWERING DEVICE
459	Mt Lebanon Cemetery	PA	CMEQ	5151		LOWERING DEVICES
459	Mt Lebanon Cemetery	PA	CMEQ	9208		Lowering Device
459	Mt Lebanon Cemetery	PA	CMEQ	9376		MA HUndra Tractor/Dump Cart
459	Mt Lebanon Cemetery	PA	EQUIP	13325	12345	Case 580SM2
459	Mt Lebanon Cemetery	PA	EQUIP	14064		Bomag BT60 Tamper Pin#10154112
459	Mt Lebanon Cemetery	PA	EQUIP	14230	A1-23867	Lowering Device w/grass set A1
460	South Side Cemetery	PA	CMEQ	3627	12968	LOWERING DEVICE
460	South Side Cemetery	PA	CMEQ	3628	12969	FORD BACKHOE
460	South Side Cemetery	PA	CMEQ	4306	14954	CYLINDER ASY FOR BACKHOE
460	South Side Cemetery	PA	CMEQ	5161		HYDRAULIC CYLINDER FOR BACKHOE
460	South Side Cemetery	PA	EQUIP	11527		Lowering device
462	Woodlawn Meml Park Assn	PA	CMEQ	4709	12997	SUP; AL FRAME
462	Woodlawn Meml Park Assn	PA	CMEQ	4710	12998	SUP; PREMIER POLY GRASS
462	Woodlawn Meml Park Assn	PA	CMEQ	4830	14187	Lowering Device
462	Woodlawn Meml Park Assn	PA	CMEQ	4834	14196	Blower
462	Woodlawn Meml Park Assn	PA	CMEQ	5457		CASE 580 M2T Loader/Backhoe
462	Woodlawn Meml Park Assn	PA	EQUIP	10796	79257	2013 CM Equipment Trailer
462	Woodlawn Meml Park Assn	PA	EQUIP	11097		Troybilt Snow Blower
463	Sunset Hill Meml Gardens	PA	CMEQ	3633	13015	JACKHAMMER
463	Sunset Hill Meml Gardens	PA	CMEQ	3634	13016	JACKHAMMER GUN
463	Sunset Hill Meml Gardens	PA	CMEQ	4002	14108	Ford 36"" backhoe bucket
463	Sunset Hill Meml Gardens	PA	CMEQ	4087	14355	Kubota Tractor w/front loader
463	Sunset Hill Meml Gardens	PA	CMEQ	4372	15124	John Deere Riding Mower
463	Sunset Hill Meml Gardens	PA	CMEQ	5198		Backhoe-Model 580m2T
464	Mt Zion Cem Mausoleum	PA	CMEQ	3637	13034	DUMP TRAILER
464	Mt Zion Cem Mausoleum	PA	CMEQ	3638	13035	LOWERING DEVICE
464	Mt Zion Cem Mausoleum	PA	CMEQ	3644	13041	CLARK SCISSOR LIFT CUST MZC
464	Mt Zion Cem Mausoleum	PA	CMEQ	3646	13043	Ford Tractor
464	Mt Zion Cem Mausoleum	PA	CMEQ	3647	13044	CASE BACKHOE
464	Mt Zion Cem Mausoleum	PA	CMEQ	4051	14253	pump for backhoe
464	Mt Zion Cem Mausoleum	PA	CMEQ	4282	14889	Lawn Mower repair
464	Mt Zion Cem Mausoleum	PA	CMEQ	4296	14929	Repairs to lawn mower
464	Mt Zion Cem Mausoleum	PA	CMEQ	5181		Case backhoe-Model 580m2T
466	Greene County Meml Park	PA	CMEQ	2962	10521	Trimmer
466	Greene County Meml Park	PA	CMEQ	3654	13073	LOWERING DEVICE
466	Greene County Meml Park	PA	CMEQ	3658	13077	Maus / Casket Lift
466	Greene County Meml Park	PA	CMEQ	9229		Lowering Device
466	Greene County Meml Park	PA	EQUIP	14427	LHJG333652	JD 310L Loader Backhoe
466	Greene County Meml Park	PA	EQUIP	10399		Tractor & loader
466	Greene County Meml Park	PA	EQUIP	10573		Backhoe Bucket
469	Grand View Meml Park	PA	CAPLEASE	14110	88888	2017 New Holland B95B Tractor
469	Grand View Meml Park	PA	CMEQ	9080		Dirt Cart
469	Grand View Meml Park	PA	EQUIP	11416		Mahindra 4530 with loader
469	Grand View Meml Park	PA	EQUIP	13947		Tamper serial#101541327562
469	Grand View Meml Park	PA	EQUIP	14628		Superior Chrome lowring device
470	Woodlawn Memorial Gardens	PA	CMEQ	1857	13145	John Deere 510E Backhoe
470	Woodlawn Memorial Gardens	PA	CMEQ	3682	13150	PLYWOOD FRAMING & CAULKING
470	Woodlawn Memorial Gardens	PA	CMEQ	3684	13152	LOWERING DEVICE
470	Woodlawn Memorial Gardens	PA	CMEQ	3986	14047	snowblower
470	Woodlawn Memorial Gardens	PA	CMEQ	7561		Backhoe Forks
470	Woodlawn Memorial Gardens	PA	CMEQ	7602		Maus HVAC Equip
470	Woodlawn Memorial Gardens	PA	EQUIP	12081		Imperial Lowering Device
470	Woodlawn Memorial Gardens	PA	EQUIP	13210	20319	John Deere JD Z930M 60"
470	Woodlawn Memorial Gardens	PA	EQUIP	13981		Bomag Tamper serial#1015413276
471	Coraopolis Cemetery	PA	CMEQ	4729	13171	TRACTOR NEW HOLLAND 1530
471	Coraopolis Cemetery	PA	EQUIP	11170	2927	Mahindra 4530 w/ loader
471	Coraopolis Cemetery	PA	EQUIP	12011		IMP5502SK Lowering device
475	Tioga County Meml Garden	PA	CMEQ	2104	13593	Case Backhoe

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
475	Tioga County Meml Garden	PA	CMEQ	3821	13594	John Deere Tractor
475	Tioga County Meml Garden	PA	CMEQ	4324	14996	Frost Remover
475	Tioga County Meml Garden	PA	CMEQ	5358		CHAIN SAW
475	Tioga County Meml Garden	PA	EQUIP	10414		Ex Mark Mower
495	Riverview Memorial Garden	PA	CMEQ	1926	13279	1987 FORD BACKHOE
495	Riverview Memorial Garden	PA	CMEQ	1954	13319	FORD 1920 TRACTOR
495	Riverview Memorial Garden	PA	CMEQ	2985	10565	X-Mark Lazer MOWER
495	Riverview Memorial Garden	PA	CMEQ	3731	13280	MANUAL/WACKER TAMPER/
495	Riverview Memorial Garden	PA	CMEQ	3733	13282	TRAC VAC 452 SVC
495	Riverview Memorial Garden	PA	CMEQ	3735	13284	Casket Carriage
495	Riverview Memorial Garden	PA	CMEQ	4110	14415	X-Mark Mower Engine
495	Riverview Memorial Garden	PA	CMEQ	5216		NH TC40 4WD TRACTOR
495	Riverview Memorial Garden	PA	EQUIP	13128		5502 SK Lowering Device
496	Cumberland Valley Meml	PA	CMEQ	1940	13299	Ford 8N Tractor
496	Cumberland Valley Meml	PA	CMEQ	1942	13301	John Deere 310E Backhoe
496	Cumberland Valley Meml	PA	CMEQ	3736	13285	Hydraulic Lift
496	Cumberland Valley Meml	PA	CMEQ	3737	13303	WACKER TAMPER
496	Cumberland Valley Meml	PA	CMEQ	3739	13305	LOWERING DEVICE
496	Cumberland Valley Meml	PA	CMEQ	3741	13307	BACKHOE BUCKET
496	Cumberland Valley Meml	PA	CMEQ	5612		Air Compressor
496	Cumberland Valley Meml	PA	CMEQ	7674		JD 310G Backhoe
496	Cumberland Valley Meml	PA	CMEQ	8954		Exmark Mower 862901
496	Cumberland Valley Meml	PA	EQUIP	9998		Lowering device
496	Cumberland Valley Meml	PA	EQUIP	13072	1050202	T&H60 Hydraulic Breaker
497	Tri-County Meml Gardens	PA	CMEQ	3771	13425	1987 JOHN DEERE BACKHOE
497	Tri-County Meml Gardens	PA	CMEQ	3872	13775	pond pump
497	Tri-County Meml Gardens	PA	CMEQ	7603		36" Backhoe Bucket
497	Tri-County Meml Gardens	PA	EQUIP	10022		Lowering device
497	Tri-County Meml Gardens	PA	EQUIP	13214	20284	John Deere JD Z930M 60"
498	Blue Ridge Meml Gardens	PA	CMEQ	1970	13336	FURNITURE
498	Blue Ridge Meml Gardens	PA	CMEQ	1971	13337	STORAGE TANK-BLUERIDGE
498	Blue Ridge Meml Gardens	PA	CMEQ	3746	13340	LOWERING DEVICES (2)
498	Blue Ridge Meml Gardens	PA	CMEQ	3987	14051	well pump
498	Blue Ridge Meml Gardens	PA	CMEQ	5290		SURING BOX
498	Blue Ridge Meml Gardens	PA	CMEQ	5394		KOBALT AIR COMPRESSOR
498	Blue Ridge Meml Gardens	PA	CMEQ	5460		Snow Blower
498	Blue Ridge Meml Gardens	PA	EQUIP	13948		Tamper serial#101541327561
529	Parklawn Memorial Gardens	PA	CMEQ	1693	12870	CASE 480 E BACKHOE
529	Parklawn Memorial Gardens	PA	CMEQ	3748	13361	LAWN MOWER/UTILITY CART
529	Parklawn Memorial Gardens	PA	CMEQ	3749	13362	WACKER TAMPER
529	Parklawn Memorial Gardens	PA	CMEQ	3755	13368	CEMETERY BUCKET W/TEETH
529	Parklawn Memorial Gardens	PA	EQUIP	10417	54358	Ex Mark Mower
536	Green Lawn Memorial Park	PA	CMEQ	2998	10607	Roller Placers/Device Strap
536	Green Lawn Memorial Park	PA	CMEQ	2999	10608	Grass Mat/Mound Cover
536	Green Lawn Memorial Park	PA	CMEQ	3387	12257	John Deere Lawn Mower
536	Green Lawn Memorial Park	PA	CMEQ	3780	13489	WACKER RAMMER TAMPER
536	Green Lawn Memorial Park	PA	CMEQ	3781	13490	Lowering Device
536	Green Lawn Memorial Park	PA	CMEQ	3782	13491	CHAIN SAW
536	Green Lawn Memorial Park	PA	CMEQ	3784	13493	John Deere 770 Tractor
536	Green Lawn Memorial Park	PA	CMEQ	4088	14365	water pump
536	Green Lawn Memorial Park	PA	CMEQ	5201		WATER PUMP
536	Green Lawn Memorial Park	PA	CMEQ	5204		DIGGING BOX
536	Green Lawn Memorial Park	PA	CMEQ	5329		JUMPING JACK TAMPER
536	Green Lawn Memorial Park	PA	CMEQ	6560		Backhoe Bucket Loader
536	Green Lawn Memorial Park	PA	CMEQ	7812		Scag Mower
536	Green Lawn Memorial Park	PA	CMEQ	8717		Digging Box
536	Green Lawn Memorial Park	PA	EQUIP	12732		JD 310 SG Backhoe
536	Green Lawn Memorial Park	PA	EQUIP	10415	54800	Ex Mark Mower
536	Green Lawn Memorial Park	PA	EQUIP	10416	54328	Ex Mark Mower
536	Green Lawn Memorial Park	PA	EQUIP	13203	20337	John Deere JD Z930M 60"

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
536	Green Lawn Memorial Park	PA	EQUIP	13216	20273	John Deere JD Z930M 60"
536	Green Lawn Memorial Park	PA	EQUIP	14244		Lowering Device
583	Mount Airy Cemetery	PA	CMEQ	3702	13214	ACCT #15451 BANDIT CHIPPER
583	Mount Airy Cemetery	PA	CMEQ	4770	13449	LOWERING DEVICE
583	Mount Airy Cemetery	PA	CMEQ	4773	13452	BACKHOE
583	Mount Airy Cemetery	PA	EQUIP	14094		BT65 Bomag Tamper serial#10154
583	Mount Airy Cemetery	PA	EQUIP	14232	A1-23850	Lowering Device w/grass set A1
583	Mount Airy Cemetery	PA	EQUIP	14342		5x8 Utility Trailer for Pressu
583	Mount Airy Cemetery	PA	EQUIP	14343		Pressure Washer SN 18-12557
592	Westminster Cemetery	PA	CMEQ	2008	13408	Mausoleum Lift
592	Westminster Cemetery	PA	CMEQ	2988	10583	Trimmer & String
592	Westminster Cemetery	PA	CMEQ	2989	10584	Casket Cart/Stand
592	Westminster Cemetery	PA	CMEQ	3758	13412	casket carrage
592	Westminster Cemetery	PA	CMEQ	3759	13413	AIR COMPRESSOR
592	Westminster Cemetery	PA	CMEQ	3763	13417	PRESSURE WASHER
592	Westminster Cemetery	PA	CMEQ	3766	13420	NEW HOLLAND 1920 TRACTOR
592	Westminster Cemetery	PA	CMEQ	3767	13421	Poll Pruner
592	Westminster Cemetery	PA	CMEQ	3768	13422	TAMPER
592	Westminster Cemetery	PA	CMEQ	3772	13426	Lowering Device
592	Westminster Cemetery	PA	CMEQ	4378	15131	Riding Mower
592	Westminster Cemetery	PA	CMEQ	7899		12x24 Trailer and Shed
592	Westminster Cemetery	PA	CMEQ	8758		John Deere 310G Backhoe
592	Westminster Cemetery	PA	CMEQ	9789		BACKHOE HAMMER
592	Westminster Cemetery	PA	EQUIP	13951		Tamper serial#101541327560
613	Cedar Hill Mem Park	PA	CMEQ	9277		New Tamper
613	Cedar Hill Mem Park	PA	CMEQO	5708		Wacker Gas Tamper
613	Cedar Hill Mem Park	PA	CMEQO	5710		John Deere 310G Backhoe
613	Cedar Hill Mem Park	PA	CMEQO	5711		Tractor/Ford 1710
613	Cedar Hill Mem Park	PA	EQUIP	11744		2011 Grass cutter John Deere 9
613	Cedar Hill Mem Park	PA	EQUIP	13984		Bomag Tamper serial#1015413276
614	Grandview Cemetery	PA	CMEQ	8953	862900	Exmark Mower 862900
614	Grandview Cemetery	PA	CMEQ	9238		Tractor/Loader
614	Grandview Cemetery	PA	EQUIP	10400	51943	Kubota M59TLB
614	Grandview Cemetery	PA	EQUIP	13564		Trac Vac Leaf Blower
614	Grandview Cemetery	PA	EQUIP	13953		Tamper serial#101541327609
614	Grandview Cemetery	PA	EQUIP	14552	AI-24276	Imperial Casket Lwrng Device
617	Lafayette Memorial Park	PA	CMEQ	6048		Grave Tamper
617	Lafayette Memorial Park	PA	CMEQO	5738		Ingersoll Rand Air Compressor
617	Lafayette Memorial Park	PA	EQUIP	11227	19607	2014 John Deere 310K Backhoe
617	Lafayette Memorial Park	PA	EQUIP	12087	2853	Hiniker 8.5' Snow plow
618	Sylvan Hghts/Mt View Cem	PA	CAPLEASE	13695		2003 Case 580SM - Tractor (580
618	Sylvan Hghts/Mt View Cem	PA	CAPLEASE	14661	85107	2013 Case 580SN VIN 8107
618	Sylvan Hghts/Mt View Cem	PA	EQUIP	14283		2 in 1 Low Boy Maus Lift
618	Sylvan Hghts/Mt View Cem	PA	EQUIP	14356		Lowering Device W/grass set A1
693	Chartiers Cemetery	PA	CMEQ	2965	10527	Back Hoe 3 Rivers Tractor
693	Chartiers Cemetery	PA	CMEQ	3029	10668	Tampers
693	Chartiers Cemetery	PA	CMEQ	3030	10669	spreader & sling for backhoe
693	Chartiers Cemetery	PA	CMEQ	3690	13195	backhoe/new holland
693	Chartiers Cemetery	PA	CMEQ	4934	15121	Riding Mower
693	Chartiers Cemetery	PA	CMEQ	5193		Backhoe-Model 580m2T
693	Chartiers Cemetery	PA	CMEQ	6010		SCAG 61 Rider Mower
693	Chartiers Cemetery	PA	EQUIP	10918		Lowering Device
693	Chartiers Cemetery	PA	EQUIP	10919		Lowering Device
693	Chartiers Cemetery	PA	EQUIP	13708		Tandem Trailer 9990 GVW
693	Chartiers Cemetery	PA	EQUIP	14346		Lowering Device
705	Laurelwood Cemetery	PA	CMEQ	4870	14572	A/C COMPRESSOR
705	Laurelwood Cemetery	PA	CMEQ	4937	15167	Lawn Mower repair (drive shaft
705	Laurelwood Cemetery	PA	CMEQ	7886		Tamper
705	Laurelwood Cemetery	PA	EQUIP	11530	N3098	Mahindra 4530
705	Laurelwood Cemetery	PA	EQUIP	12749	JJG0279075	2001 Case 580 SM Backhoe

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
705	Laurelwood Cemetery	PA	EQUIP	11529		Snow thrower
705	Laurelwood Cemetery	PA	EQUIP	12100		Frigid CM Lowering Device
705	Laurelwood Cemetery	PA	EQUIP	12254	31101237	Husqvarna 580 BT Blower
705	Laurelwood Cemetery	PA	EQUIP	13977		Bomag Tamper serial#1015413276
727	Forest Lawn Gardens	PA	CMEQ	9378		New Backhoe
36	Newport Memorial Park	RI	CMEQ	3247	11566	TRACTOR
36	Newport Memorial Park	RI	CMEQ	3249	11568	TAMPER
36	Newport Memorial Park	RI	CMEQ	3252	11571	VAULT SLING/LOWERING DEVICE
36	Newport Memorial Park	RI	CMEQ	4856	14481	NEW HOLLAND BACKHOE
36	Newport Memorial Park	RI	CMEQ	5252		SNOW BLOWER
36	Newport Memorial Park	RI	CMEQ	6594		Mower
36	Newport Memorial Park	RI	CMEQ	7828		Mower
36	Newport Memorial Park	RI	EQUIP	11284		Backhoe Bucket
236	Frederick Memorial Chapel	SC	CMEQ	9814		60 MOWER
236	Frederick Memorial Chapel	SC	CMEQO	8087		Backhoe Bucket
236	Frederick Memorial Chapel	SC	CMEQO	8264		Backhoe
236	Frederick Memorial Chapel	SC	EQUIP	13277	21296	2016 Mahindra Tractor
236	Frederick Memorial Chapel	SC	EQUIP	11005	VDQ11	Ex Mark Bagger
236	Frederick Memorial Chapel	SC	EQUIP	11127	3124	LZ5749EKC724 Mower
236	Frederick Memorial Chapel	SC	EQUIP	11974		Frigid lowering device
236	Frederick Memorial Chapel	SC	EQUIP	12541	20297150	Wacker Neuson Rammer BS50-2
236	Frederick Memorial Chapel	SC	EQUIP	13377		9 Casket Space Temporary Stora
237	Graceland East Mem Park	SC	CMEQ	8721		Holland B95 Tractor
237	Graceland East Mem Park	SC	CMEQO	7211		backhoe-engine replacement
237	Graceland East Mem Park	SC	EQUIP	13257		John Deere HP4G
237	Graceland East Mem Park	SC	EQUIP	13304	16580	2016 JD 2032 Tractor
237	Graceland East Mem Park	SC	EQUIP	9984		Lowering device
237	Graceland East Mem Park	SC	EQUIP	11274		6' Plugger
237	Graceland East Mem Park	SC	EQUIP	12838		8 Level Low Boy Casket Lift
237	Graceland East Mem Park	SC	EQUIP	12863	AM-16487	SK Master Lowering Device
237	Graceland East Mem Park	SC	EQUIP	13809	570BS502	Wacker Neuson BS50-2 Jumping J
347	Graceland Cemetery West	SC	CMEQ	8584		Bush Hog
347	Graceland Cemetery West	SC	CMEQO	8089		Gas/Diesel Tank
347	Graceland Cemetery West	SC	CMEQO	8101		Welder
347	Graceland Cemetery West	SC	EQUIP	12068	80644	Case 580N Backhoe
347	Graceland Cemetery West	SC	EQUIP	12719	USMN2607LD	Mahindra 4530
347	Graceland Cemetery West	SC	EQUIP	13258		John Deere HP4G
347	Graceland Cemetery West	SC	EQUIP	10171		Revolution Lowering Device
347	Graceland Cemetery West	SC	EQUIP	11275		MS690 Tamper
347	Graceland Cemetery West	SC	EQUIP	12654		Imperial 5502S Lowering Device
347	Graceland Cemetery West	SC	EQUIP	12658	11211	Pronovost 5 ton dump trailer
348	Good Shepherd Mem Park	SC	CMEQ	7857		Kawasaki Mower 72"
348	Good Shepherd Mem Park	SC	CMEQ	8274		Superior Device
348	Good Shepherd Mem Park	SC	CMEQO	5636		Case 580M Backhoe
348	Good Shepherd Mem Park	SC	CMEQO	7205		John Deere Tractor
348	Good Shepherd Mem Park	SC	CMEQO	7236		Dumptrailer
348	Good Shepherd Mem Park	SC	CMEQO	8105		Air Compressor
348	Good Shepherd Mem Park	SC	CMEQO	8108		Gas/Diesel Tank-500 Gallon
348	Good Shepherd Mem Park	SC	CMEQO	8110		Mausoleum Lift-Joey Jr
348	Good Shepherd Mem Park	SC	EQUIP	10406	54329	Ex Mark Mower
348	Good Shepherd Mem Park	SC	EQUIP	12543	20297151	Wacker Neuson Rammer BS50-2
349	Springhill Mem Gardens	SC	CMEQ	7605		New Holland Tractor
349	Springhill Mem Gardens	SC	CMEQ	7858		Kawasaki Mower 72"
349	Springhill Mem Gardens	SC	CMEQO	8141		Tamper-Mikasa
349	Springhill Mem Gardens	SC	CMEQO	8144		Fountain Pump
349	Springhill Mem Gardens	SC	EQUIP	11007		20' Storage container
350	Forest Lawn Cemetery	SC	CMEQ	7906		Wacker Tamp LG 29-3600
350	Forest Lawn Cemetery	SC	CMEQO	7159		Dump Trailer
350	Forest Lawn Cemetery	SC	CMEQO	7203		Backhoe-Case 580L
350	Forest Lawn Cemetery	SC	CMEQO	8171		Vault Loader

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
350	Forest Lawn Cemetery	SC	EQUIP	13972		Bush Hog 160 S/N114172000018
350	Forest Lawn Cemetery	SC	EQUIP	10411	54327	Ex Mark Mower
350	Forest Lawn Cemetery	SC	EQUIP	11129	27208	LZE740EKC604 Mower
350	Forest Lawn Cemetery	SC	EQUIP	12086		Frigid CM Lowering Device
350	Forest Lawn Cemetery	SC	EQUIP	13265	16747	Utility Trailer
352	Whispering Pines Mem Grd	SC	CMEQO	8187		Laminator
352	Whispering Pines Mem Grd	SC	CMEQO	8189		Mausoleum Lift
121	Forest Hill Cem East	TN	CAPLEASE	14681	80091	2019 John Deere WBM VIN 80091
121	Forest Hill Cem East	TN	CAPLEASE	14694	11111	2019 J Deere 4044M VIN 11111
121	Forest Hill Cem East	TN	CAPLEASE	14695	11111	2019 J Deere HPX615E VIN 11111
121	Forest Hill Cem East	TN	EQUIP	10724	52033	Kubota M59TLB Loader
121	Forest Hill Cem East	TN	EQUIP	14428	MVJJ105121	JD 4044M Utility Tractor
121	Forest Hill Cem East	TN	EQUIP	10627		Backhoe Forks
121	Forest Hill Cem East	TN	EQUIP	11482	56382	Wacker Neuson 4 cycle rammer
121	Forest Hill Cem East	TN	EQUIP	11483	48014	Dump Trailer
121	Forest Hill Cem East	TN	EQUIP	11960		Lifting Device
121	Forest Hill Cem East	TN	EQUIP	11962		SK Master lowering device
121	Forest Hill Cem East	TN	EQUIP	14237		Lowering Device
121	Forest Hill Cem East	TN	EQUIP	14554		ImperialCasketLoweringDevice
122	Forest Hill Cem South	TN	CMEQO	9634	4690	New Holland Backhoe Model 555E
122	Forest Hill Cem South	TN	EQUIP	11056	N2648/70202	Mahindra Tractor w/ loader
122	Forest Hill Cem South	TN	EQUIP	10310	79469	2010 Bri-Mar Dump Trailer
122	Forest Hill Cem South	TN	EQUIP	10628		Backhoe Forks
122	Forest Hill Cem South	TN	EQUIP	11217		SS Lowering Device
122	Forest Hill Cem South	TN	EQUIP	11487	56379	Wacker Neuson 4 cycle rammer
122	Forest Hill Cem South	TN	EQUIP	11963		Lifting device
122	Forest Hill Cem South	TN	EQUIP	11964	2214	Dump trailer
122	Forest Hill Cem South	TN	EQUIP	11966		Holland mobile stand
122	Forest Hill Cem South	TN	EQUIP	11967		Holland mobile stand
122	Forest Hill Cem South	TN	EQUIP	11968		SK Master lowering device
122	Forest Hill Cem South	TN	EQUIP	11969		SK Master lowering device
122	Forest Hill Cem South	TN	EQUIP	13815	24350045	BS 50-21 Rammer Tamper
122	Forest Hill Cem South	TN	EQUIP	13961		BS 50-4As Rammer serial#243501
123	Forest Hill Cem Midtown	TN	CAPLEASE	14680	80092	2019 John Deere WBM VIN 80092
123	Forest Hill Cem Midtown	TN	CAPLEASE	14689	11111	2019 J Deere 4044M VIN 11111
123	Forest Hill Cem Midtown	TN	CMEQ	8356		John Deere 310 Backhoe
123	Forest Hill Cem Midtown	TN	EQUIP	11488	56383	Wacker Neuson 4 cycle rammer
123	Forest Hill Cem Midtown	TN	EQUIP	11489	47614	Dump Trailer
123	Forest Hill Cem Midtown	TN	EQUIP	11970		Lifting device
123	Forest Hill Cem Midtown	TN	EQUIP	12053		Holland Carrier mobile stand
123	Forest Hill Cem Midtown	TN	EQUIP	12054		Holland Carrier mobile stand
123	Forest Hill Cem Midtown	TN	EQUIP	12055		4901 SK Lowering Device
123	Forest Hill Cem Midtown	TN	EQUIP	12056		4901 SK Lowering Device
123	Forest Hill Cem Midtown	TN	EQUIP	12415	500192357	Pruning saw
238	Memorial Park Southwood	TN	CAPLEASE	14663	1756	2016 New Holland B95C VIN01756
238	Memorial Park Southwood	TN	CAPLEASE	14690	11111	2019 J Deere HPX615E VIN 11111
238	Memorial Park Southwood	TN	CAPLEASE	14691	11111	2019 J Deere 4044M VIN 11111
238	Memorial Park Southwood	TN	CMEQ	7611		5502c Imperial Lowering Device
238	Memorial Park Southwood	TN	CMEQO	7146		Tractor
238	Memorial Park Southwood	TN	CMEQO	7149		backhoe
238	Memorial Park Southwood	TN	CMEQO	7151		10 filing cabinets
238	Memorial Park Southwood	TN	CMEQO	7152		6 Desks
238	Memorial Park Southwood	TN	CMEQO	7153		Monument Display
238	Memorial Park Southwood	TN	CMEQO	7154		3 air conditioners
238	Memorial Park Southwood	TN	CMEQO	13170		2 200 Gallon Diesel/Gas Tanks
238	Memorial Park Southwood	TN	EQUIP	10731	52012	Kubota M59TLB Loader
238	Memorial Park Southwood	TN	EQUIP	10429		Kubota Forks
238	Memorial Park Southwood	TN	EQUIP	11975		Lifting device
238	Memorial Park Southwood	TN	EQUIP	11976	2212	Holland dump trailer
238	Memorial Park Southwood	TN	EQUIP	11978		SK Master lowering device

3 Digit #		Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
238	Memorial Park Southwood	TN	EQUIP	11979	SK Master lowering device
238	Memorial Park Southwood	TN	EQUIP	13703	SN# 24351558 Rammer BS50-2 (Gas Tamper)
239	Northridge Woodhaven Cem	TN	CMEQ	7630	Lowering Device
239	Northridge Woodhaven Cem	TN	CMEQO	6953	Light Fixtures
239	Northridge Woodhaven Cem	TN	CMEQO	6957	Dirt Trailer
239	Northridge Woodhaven Cem	TN	CMEQO	6963	Tractor
239	Northridge Woodhaven Cem	TN	CMEQO	8231	2 200 Gallon Diesel/Gas Tanks
239	Northridge Woodhaven Cem	TN	EQUIP	10732	52013Kubota M59TLB Loader
239	Northridge Woodhaven Cem	TN	EQUIP	12060	73729Mahindra 4530 Tractor
239	Northridge Woodhaven Cem	TN	EQUIP	10430	Kubota Forks
239	Northridge Woodhaven Cem	TN	EQUIP	11495	58411Wacker Neuson 4 cycle rammer
239	Northridge Woodhaven Cem	TN	EQUIP	11980	Lifting device
239	Northridge Woodhaven Cem	TN	EQUIP	12063	Holland Carrier mobile stand
239	Northridge Woodhaven Cem	TN	EQUIP	12064	Holland Carrier mobile stand
239	Northridge Woodhaven Cem	TN	EQUIP	12065	4901 SK Lowering Device
239	Northridge Woodhaven Cem	TN	EQUIP	12066	4901 SK Lowering Device
240	Woodhaven Memorial Garden	TN	CMEQO	7163	Buchman Scissors Lift
355	Highland Memorial Gardens	TN	CMEQO	8214	2 Lowering Devices
355	Highland Memorial Gardens	TN	CMEQO	8215	Pole pruner
355	Highland Memorial Gardens	TN	CMEQO	8216	Hydro 30" Scissors Lift
355	Highland Memorial Gardens	TN	CMEQO	8219	John Deere 970 Tractor
355	Highland Memorial Gardens	TN	CMEQO	8220	2-cycle Still Trimmer
355	Highland Memorial Gardens	TN	CMEQO	8221	2 3.5 HP 2" Water Pumps
355	Highland Memorial Gardens	TN	CMEQO	8225	25 Gallon Air Compressor
355	Highland Memorial Gardens	TN	CMEQO	8226	2 2yd Hydro Dump Trailers
355	Highland Memorial Gardens	TN	CMEQO	9633	4689New Holland Backhoe Model 555E
355	Highland Memorial Gardens	TN	CMEQO	9637	9345New Holland Backhoe Model 6990
355	Highland Memorial Gardens	TN	EQUIP	13853	1668John Deere 3038E Tractor
355	Highland Memorial Gardens	TN	EQUIP	13854	51534John Deere 930M Ztrak
355	Highland Memorial Gardens	TN	EQUIP	11503	Wacker Neuson 4 cycle rammer
355	Highland Memorial Gardens	TN	EQUIP	11985	Lifting device
355	Highland Memorial Gardens	TN	EQUIP	11987	SK Master lowering device
355	Highland Memorial Gardens	TN	EQUIP	11988	SK Master lowering device
355	Highland Memorial Gardens	TN	EQUIP	13237	Dump Trailer
356	Ridgecrest Cemetery	TN	CAPLEASE	14725	753892019 JD Z930M Ztrak VIN 75389
356	Ridgecrest Cemetery	TN	CMEQ	9220	Tractor/Loader
356	Ridgecrest Cemetery	TN	CMEQO	8217	Stone 2-cycle Tamper
356	Ridgecrest Cemetery	TN	CMEQO	8224	JOhn Deere 1110 Ford Backhoe
356	Ridgecrest Cemetery	TN	CMEQO	8227	2 2-cycle Echo leaf Blowers
356	Ridgecrest Cemetery	TN	EQUIP	13855	29190John Deere D160 Loader
356	Ridgecrest Cemetery	TN	EQUIP	11131	48960LZE740EKC604 Mower
356	Ridgecrest Cemetery	TN	EQUIP	11984	2204Dump trailer
356	Ridgecrest Cemetery	TN	EQUIP	11989	Lifting device
356	Ridgecrest Cemetery	TN	EQUIP	11991	SK Master lowering device
356	Ridgecrest Cemetery	TN	EQUIP	11992	SK Master lowering device
607	Lakewood Mem Grdns East	TN	EQUIP	11158	2780Mahindra 45.0 w/loader
607	Lakewood Mem Grdns East	TN	EQUIP	12232	SK Master Lowering Device
607	Lakewood Mem Grdns East	TN	EQUIP	12233	Holland Heavy Duty Dump Traile
607	Lakewood Mem Grdns East	TN	EQUIP	12494	24215504BS50-2I Rammer
607	Lakewood Mem Grdns East	TN	EQUIP	13239	Dump Trailer
66	Shenandoah Memorial Park	VA	CMEQ	59	10187Jimmy Cox - Big Tex Trailer
66	Shenandoah Memorial Park	VA	CMEQ	3105	11053FRIGID LOWERING DEVICE
66	Shenandoah Memorial Park	VA	CMEQ	3112	110601999 BRI MAR DUMP TRAILER
66	Shenandoah Memorial Park	VA	CMEQ	3918	13875Kubota Tractor
66	Shenandoah Memorial Park	VA	CMEQ	5190	Backhoe-Case Model 580m2T
66	Shenandoah Memorial Park	VA	EQUIP	14295	LJJ104845JD Compact Util Tractor 4044M
66	Shenandoah Memorial Park	VA	EQUIP	9969	Lowering device
66	Shenandoah Memorial Park	VA	EQUIP	11140	48948LZE740EKC604 Mower
66	Shenandoah Memorial Park	VA	EQUIP	13198	ExMark 60" Mower
66	Shenandoah Memorial Park	VA	EQUIP	14744	WackerEarthTamper BS50-2

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
66	Shenandoah Memorial Park	VA	EQUIP	14745	Frigid SS CasketLowrngDevice
67	Sunset Memorial	VA	CMEQ	3097	11029LEAF BLOWER
67	Sunset Memorial	VA	CMEQ	5191	TRACTOR & EQUIPMENT
67	Sunset Memorial	VA	CMEQ	9334	6289Tractor/Loader 6289
67	Sunset Memorial	VA	EQUIP	14334	Lowering device
67	Sunset Memorial	VA	EQUIP	14780	Aeon Casket Carriage
68	Oak Hill Cemetery	VA	CMEQ	2823	10193Honda EM 3500 Generator
68	Oak Hill Cemetery	VA	CMEQ	3115	11078John Deere 770 Tractor
68	Oak Hill Cemetery	VA	CMEQ	4084	14345Lowering Device
68	Oak Hill Cemetery	VA	CMEQ	5469	Case 580M Backhoe
69	Laurel Hill Memorial Park	VA	CMEQ	1112	12007Case 580L Backhoe
69	Laurel Hill Memorial Park	VA	CMEQ	2786	10016VAULT SLINGS
69	Laurel Hill Memorial Park	VA	CMEQ	3268	11785LOWERING DEVICE
69	Laurel Hill Memorial Park	VA	CMEQ	3269	11786LEAF BLOWERS
69	Laurel Hill Memorial Park	VA	CMEQ	3915	13871JOHN DEERE 870 TRACTOR
69	Laurel Hill Memorial Park	VA	CMEQ	8838	#40 Forks
69	Laurel Hill Memorial Park	VA	EQUIP	10323	11874Tractor with 72" Bucket
69	Laurel Hill Memorial Park	VA	EQUIP	10791	88831Dump Trailer
120	Southlawn Memorial Park	VA	CMEQO	9392	Cemetery Equip
120	Southlawn Memorial Park	VA	EQUIP	10929	52116M59TLB Tractor
120	Southlawn Memorial Park	VA	EQUIP	9970	15x15 Vista top roll around
120	Southlawn Memorial Park	VA	EQUIP	12084	77884PF48 Pallet Forks
180	Powell Valley Memorial	VA	CMEQ	3139	11161Weedwackers (3)
180	Powell Valley Memorial	VA	CMEQ	3140	11162CASKET TRUCK
180	Powell Valley Memorial	VA	CMEQ	4334	15018SL Backhoe Loader
180	Powell Valley Memorial	VA	CMEQ	4342	15058TAMPER
180	Powell Valley Memorial	VA	CMEQ	5420	LOWERING DEVICE & STRAPS
180	Powell Valley Memorial	VA	CMEQ	5864	17 Gal Yellow Safety Cabinet
180	Powell Valley Memorial	VA	EQUIP	10574	T-N2684 L-69Mahindra 4530 tractor w/ loade
180	Powell Valley Memorial	VA	EQUIP	10407	54330Ex Mark Mower
180	Powell Valley Memorial	VA	EQUIP	10576	PF48 Tractor Forks
180	Powell Valley Memorial	VA	EQUIP	10883	SS Lowering device
180	Powell Valley Memorial	VA	EQUIP	12673	Exmark Lazer 60
180	Powell Valley Memorial	VA	EQUIP	13200	ExMark 60" Mower
244	Rosewood Gardens	VA	CMEQ	2791	10030MONU-CAD System
244	Rosewood Gardens	VA	CMEQ	2799	10063NH LB75 Backhoe
244	Rosewood Gardens	VA	CMEQ	3318	12041Lowering Device
244	Rosewood Gardens	VA	CMEQ	4162	14551ExMark Mower 60" Deck
244	Rosewood Gardens	VA	CMEQ	5353	VAULT LOWERING DEVICE
244	Rosewood Gardens	VA	CMEQ	6201	VAULT SLING W/CABLES
244	Rosewood Gardens	VA	CMEQ	9303	New Holland trctr w loader
254	Clinch Valley Cemetery	VA	EQUIP	11757	25x24 Metal Building
254	Clinch Valley Cemetery	VA	EQUIP	11758	Kioti Tractor DK45 2002 yr
254	Clinch Valley Cemetery	VA	EQUIP	11759	Kioti Tractor 3054 2003 yr
254	Clinch Valley Cemetery	VA	EQUIP	11760	John Deere zeroturn z930a 2012
254	Clinch Valley Cemetery	VA	EQUIP	11761	John Deere walkbehind
254	Clinch Valley Cemetery	VA	EQUIP	11762	Dump trailer
254	Clinch Valley Cemetery	VA	EQUIP	11764	Exmark LazerZ mower 2014
254	Clinch Valley Cemetery	VA	EQUIP	11765	Kubota 2005 Backhoe L48
254	Clinch Valley Cemetery	VA	EQUIP	11395	16219Lazer mower
254	Clinch Valley Cemetery	VA	EQUIP	14308	Imperial Lowering Device
254	Clinch Valley Cemetery	VA	EQUIP	14352	Frigid Lowering Device
255	Greenwood Memorial Garden	VA	CMEQ	3929	13900Bucket for Backhoe
255	Greenwood Memorial Garden	VA	CMEQ	7815	Scagg Mower by Kohler
255	Greenwood Memorial Garden	VA	EQUIP	11766	1998 Ford Tractor
255	Greenwood Memorial Garden	VA	EQUIP	11767	2011 New Holland 3040 Boom
255	Greenwood Memorial Garden	VA	EQUIP	11769	2000 Exmark Lazer Z mower
255	Greenwood Memorial Garden	VA	EQUIP	11770	2002 John Deere Gator
255	Greenwood Memorial Garden	VA	EQUIP	11771	1997 John deere Tractor
255	Greenwood Memorial Garden	VA	EQUIP	11773	2 lowering devices

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
255	Greenwood Memorial Garden	VA	EQUIP	13193		ExMark 60" Mower
255	Greenwood Memorial Garden	VA	EQUIP	13194		ExMark 60" Mower
256	Sunset Memorial Park	VA	CMEQ	4271	14874	JOHN DEERE 935 TRACTOR
256	Sunset Memorial Park	VA	EQUIP	11397	71920	Mahindra 4530 Tractor
256	Sunset Memorial Park	VA	EQUIP	11399	51904	M59TLB Tractor
256	Sunset Memorial Park	VA	EQUIP	11398	74379	Pallet Forks
256	Sunset Memorial Park	VA	EQUIP	11423		Maus lift
256	Sunset Memorial Park	VA	EQUIP	11498	11049	Pronovist tipping trailer
256	Sunset Memorial Park	VA	EQUIP	11532		Lowering device
256	Sunset Memorial Park	VA	EQUIP	11533		Lowering device
256	Sunset Memorial Park	VA	EQUIP	12474		Countyline Rotary Cutter 6 Ft
258	Altavista Memorial Park	VA	CMEQ	1208	12131	TRAILER FOR LOWERING DEVICE
258	Altavista Memorial Park	VA	CMEQ	3344	12141	HEAT PUMP
258	Altavista Memorial Park	VA	CMEQ	3345	12142	HEAT PUMP
258	Altavista Memorial Park	VA	CMEQ	3795	13519	Backhoe
258	Altavista Memorial Park	VA	CMEQ	3808	13553	Clark Mauoleum Lift Part 2
258	Altavista Memorial Park	VA	EQUIP	10423		Well Water Pump
274	Henry Memorial Park	VA	CMEQ	3493	12542	John Deere #3100 E Backhoe
274	Henry Memorial Park	VA	CMEQ	9304		new Holland Tractor w/ loader
274	Henry Memorial Park	VA	EQUIP	14734		2012 Kawasaki Mule 4000
275	Rose Lawn Cemetery	VA	CMEQ	2883	10354	Stihl FS 55 Weedeaters
275	Rose Lawn Cemetery	VA	CMEQ	3320	12043	TAMPER MT 60H
275	Rose Lawn Cemetery	VA	CMEQ	3336	12098	weed eater & leaf blower
275	Rose Lawn Cemetery	VA	CMEQ	4145	14519	LAZER 27HP MOWER
275	Rose Lawn Cemetery	VA	CMEQ	4415	15205	Exmark Lazer Z 27HP 60" Cut
275	Rose Lawn Cemetery	VA	CMEQ	5188		Backhoe-Model 580m series
275	Rose Lawn Cemetery	VA	CMEQ	5318		VAULT POWER EQUIP-DUMP TRAILER
275	Rose Lawn Cemetery	VA	CMEQ	5384		Fridgid Fluid Lowering Device
275	Rose Lawn Cemetery	VA	CMEQ	6045		Power Pruner
275	Rose Lawn Cemetery	VA	EQUIP	13204		ExMark 60" Mower
275	Rose Lawn Cemetery	VA	EQUIP	14762		Frigid CM StainS Imperial Dev
276	Mt Rose Cemetery	VA	CMEQ	3495	12544	EXMARK LASER SE130787 MOWER
276	Mt Rose Cemetery	VA	CMEQ	8934	SN922402	EX Mark Mower
276	Mt Rose Cemetery	VA	EQUIP	14612		Wacker Earth Tamper BS 50-2
282	Panorama Memorial Gardens	VA	CMEQ	3103	11051	HONDA WATER PUMP
282	Panorama Memorial Gardens	VA	CMEQ	3535	12677	285 PETRO-HOPPER TANKS
282	Panorama Memorial Gardens	VA	CMEQ	3537	12679	Lowering Devices
282	Panorama Memorial Gardens	VA	CMEQ	3538	12680	BUCKET
282	Panorama Memorial Gardens	VA	CMEQ	3543	12693	TRACTOR/LAWNMOWER
282	Panorama Memorial Gardens	VA	CMEQ	4409	15182	Riding Mower
282	Panorama Memorial Gardens	VA	CMEQ	7819		Scagg Mower by Kohler-#2
282	Panorama Memorial Gardens	VA	CMEQ	7820		Scagg Mower by Kohler-#1
282	Panorama Memorial Gardens	VA	CMEQ	9815		60 MOWER
282	Panorama Memorial Gardens	VA	EQUIP	13207		ExMark 60" Mower
282	Panorama Memorial Gardens	VA	EQUIP	14756		Wacker Earth Tamper BS 50-2
282	Panorama Memorial Gardens	VA	EQUIP	14757		Frigid CM StainS Imperial Dev
283	Evergreen Memorial Garden	VA	CMEQ	3541	12683	TRACTOR/MOWER/LOADER
283	Evergreen Memorial Garden	VA	CMEQ	3542	12692	BACKHOE
284	Hillcrest Memory Gardens	VA	CMEQ	3545	12704	TRACTOR
284	Hillcrest Memory Gardens	VA	EQUIP	10105	70603	Backhoe
284	Hillcrest Memory Gardens	VA	EQUIP	11148	48949	LZE740EKC604 Mower
284	Hillcrest Memory Gardens	VA	EQUIP	13208		ExMark 60" Mower
284	Hillcrest Memory Gardens	VA	EQUIP	14735		WackerEarthTamper BS50-2
284	Hillcrest Memory Gardens	VA	EQUIP	14770		Frigid CM StainS Imperial Dev
300	Juniata Memorial Park	VA	CMEQ	3385	12255	GRASS TRIMMER
300	Juniata Memorial Park	VA	CMEQ	3386	12256	BACKHOE LOADER
300	Juniata Memorial Park	VA	CMEQ	3392	12262	BACKHOE BUCKET
300	Juniata Memorial Park	VA	CMEQ	3393	12263	AIR COMPRESSOR
300	Juniata Memorial Park	VA	CMEQ	4322	14989	HYDRAULIC PUMP
300	Juniata Memorial Park	VA	CMEQ	4346	15065	TRACTOR HYDRAULICS & SWING POS

3 Digit #	Name		State	ASSET-TYPE-7	Asset	Tag Number	Description
300	Juniata Memorial Park	VA	CMEQ	4358	15091	FS110 Trimmer w/loop handle
300	Juniata Memorial Park	VA	CMEQ	5609		BACKHOE FORKS
300	Juniata Memorial Park	VA	CMEQ	8956	922303	ExMark Mower 922303
300	Juniata Memorial Park	VA	EQUIP	12832	25NHH00148	HST Tractor
300	Juniata Memorial Park	VA	EQUIP	13794	TO310EX88658	2006 Backhoe Loader 310EX
300	Juniata Memorial Park	VA	EQUIP	9993		Lowering device
300	Juniata Memorial Park	VA	EQUIP	10413	54344	Ex Mark Mower
300	Juniata Memorial Park	VA	EQUIP	12419		Frost Remover
300	Juniata Memorial Park	VA	EQUIP	13215	20275	John Deere JD Z930M 60"
300	Juniata Memorial Park	VA	EQUIP	13937		Tamper serial#101541327563
302	Sunset Memorial Park	VA	CMEQ	2935	10449	TAMPER
302	Sunset Memorial Park	VA	CMEQ	3498	12571	TRIMMERS
302	Sunset Memorial Park	VA	CMEQ	3499	12572	CASKET ROLLERS
302	Sunset Memorial Park	VA	CMEQ	3501	12574	45 GALLON YELLOW CABINET
302	Sunset Memorial Park	VA	CMEQ	3508	12581	CASKET LIFT
302	Sunset Memorial Park	VA	CMEQ	4032	14191	KOHLER MWER LAZER Z EXQLZ23LR6
302	Sunset Memorial Park	VA	CMEQ	4236	14778	LASERJET 2200 D PRINTER
302	Sunset Memorial Park	VA	CMEQ	4367	15117	Riding Mower
302	Sunset Memorial Park	VA	CMEQ	5180		CASE 580MSERIES LOADER/BACKHOE
302	Sunset Memorial Park	VA	CMEQ	5218		NH COMPACT TRACTOR
302	Sunset Memorial Park	VA	CMEQ	5229		2005 PJ DUMP TRAILER
302	Sunset Memorial Park	VA	CMEQ	5337		TRAKMAT FOR VAULT INSTALL
302	Sunset Memorial Park	VA	CMEQ	5502		Lowering Device
302	Sunset Memorial Park	VA	CMEQ	6595		Backhoe Repair
302	Sunset Memorial Park	VA	CMEQ	8942	889471	Mower
302	Sunset Memorial Park	VA	CMEQ	9185		Tractor
302	Sunset Memorial Park	VA	CMEQ	9364		Load Trailer
302	Sunset Memorial Park	VA	EQUIP	11142	27223	LZE740EKC604 Mower
302	Sunset Memorial Park	VA	EQUIP	13827		Exmark Lazer Z SN#400103173
399	Roselawn Burial Park	VA	CMEQ	3486	12535	MAUSOLEUM LIFT
399	Roselawn Burial Park	VA	CMEQ	3490	12539	TANKS REM.& INST.NEW GAS TANK
399	Roselawn Burial Park	VA	CMEQ	3496	12545	Imperial lowering device
399	Roselawn Burial Park	VA	CMEQ	5865		Stihl BR600 Leaf Blower
399	Roselawn Burial Park	VA	CMEQ	8051	EA21556	2009 Ford F450 Dump Truck
399	Roselawn Burial Park	VA	CMEQ	8873	3287	Lowering Device
399	Roselawn Burial Park	VA	CMEQ	8874	9197	Backhoe
399	Roselawn Burial Park	VA	CMEQ	9556		2012 Load Trailer
399	Roselawn Burial Park	VA	EQUIP	10458	64390	Mahindra model 4530 tractor
399	Roselawn Burial Park	VA	EQUIP	14778	INV113863	LoweringDeviceFromHollandSply
399	Roselawn Burial Park	VA	EQUIP	14779	INV113863	LoweringDeviceFromHollandSply
430	Augusta Memorial Park	VA	CMEQ	2795	10043	SCHAGG MOWER
430	Augusta Memorial Park	VA	CMEQ	2945	10475	X-MARK MOWER
430	Augusta Memorial Park	VA	CMEQ	3568	12764	AIR COMPRESSOR
430	Augusta Memorial Park	VA	CMEQ	4168	14557	SNOW PLOW
430	Augusta Memorial Park	VA	CMEQ	4290	14907	IMPERIAL DEVICE
430	Augusta Memorial Park	VA	CMEQ	4300	14935	5'rake attachment for tractor
430	Augusta Memorial Park	VA	CMEQ	4329	15009	4 x 8 Tilt Trailer
430	Augusta Memorial Park	VA	CMEQ	5184		Case Backhoe
430	Augusta Memorial Park	VA	CMEQ	5243		New Holland Compact Tractor
430	Augusta Memorial Park	VA	CMEQ	5280		Honda Power Washer
430	Augusta Memorial Park	VA	CMEQ	5790		Lowering Device
430	Augusta Memorial Park	VA	CMEQ	7818		Scagg Mower by Kohler
430	Augusta Memorial Park	VA	CMEQ	8881		Superior Lowering Device
430	Augusta Memorial Park	VA	CMEQ	9809		60 MOWER
430	Augusta Memorial Park	VA	EQUIP	14298	JT062674	JD Z930M ZTRAK 1TC930MCE
430	Augusta Memorial Park	VA	EQUIP	14299	JT062342	JD Z930M ZTRAK 1TC930MCK
430	Augusta Memorial Park	VA	EQUIP	13209		ExMark 60" Mower
430	Augusta Memorial Park	VA	EQUIP	14525		3HP 4 cyc Vibrator Rammer w/Ho
431	Alleghany Memorial Park	VA	CMEQ	3569	12786	TILTBEL HWY TRAILER
431	Alleghany Memorial Park	VA	CMEQ	4096	14386	Backhoe LB75B

3 Digit #		Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
431	Alleghany Memorial Park	VA		CMEQ	4275	14879	Honda Power Washer 2.5 GPM
431	Alleghany Memorial Park	VA		CMEQ	4407	15180	Kobato Mower
431	Alleghany Memorial Park	VA		CMEQ	5266		WACKER BS524 TAMPER
431	Alleghany Memorial Park	VA		CMEQ	8931	SN922238	EX Mark Mower
431	Alleghany Memorial Park	VA		EQUIP	10932	N2828/71926	Mahindra 4530 Tractor with Loa
431	Alleghany Memorial Park	VA		EQUIP	14300	HT060364	JD Z930M ZTRAK 1TC930MCA
431	Alleghany Memorial Park	VA		EQUIP	10544		Honda 2" water pump
431	Alleghany Memorial Park	VA		EQUIP	10933	71225	PF48 Pallet Forks
431	Alleghany Memorial Park	VA		EQUIP	11012		Puckett Single Axle Dump Cart
431	Alleghany Memorial Park	VA		EQUIP	11526		Lowering device
431	Alleghany Memorial Park	VA		EQUIP	13828		Exmark Lazer Z SN#400103225
431	Alleghany Memorial Park	VA		EQUIP	14553		Wacker Earth Tamper BS 50-2
449	Oaklawn Maus Memory Gds	VA		CMEQ	2863	10254	EX MARK MOWER
449	Oaklawn Maus Memory Gds	VA		CMEQ	2904	10403	XMARK MOWER W/DECK
449	Oaklawn Maus Memory Gds	VA		CMEQ	2974	10551	STIHL HEDGE CLIPPER
449	Oaklawn Maus Memory Gds	VA		CMEQ	3709	13231	36" Backhoe Bucket
449	Oaklawn Maus Memory Gds	VA		CMEQ	3710	13232	JOHN DEERE 770 TRACTOR
449	Oaklawn Maus Memory Gds	VA		CMEQ	5187		2005 Case 580 Backhoe
449	Oaklawn Maus Memory Gds	VA		CMEQ	5311		2006 STORAGE TRAILER
449	Oaklawn Maus Memory Gds	VA		CMEQ	6153		Imperial Lowering Device
449	Oaklawn Maus Memory Gds	VA		CMEQ	6559		Kubota L3430 Loader
449	Oaklawn Maus Memory Gds	VA		CMEQ	9516		Imperial SS w/ Straps
449	Oaklawn Maus Memory Gds	VA		EQUIP	10044		Backhoe forks
449	Oaklawn Maus Memory Gds	VA		EQUIP	10839	10730	Provonost trailer
449	Oaklawn Maus Memory Gds	VA		EQUIP	13212		ExMark 60" Mower
449	Oaklawn Maus Memory Gds	VA		EQUIP	14397		Imperial Lowering Device
449	Oaklawn Maus Memory Gds	VA		EQUIP	14526		Wacker Earth Tamper BS 50-2
473	Forest Lawn Cemetery	VA		EQUIP	10893		New Holland T1510 Tractor/Lein
473	Forest Lawn Cemetery	VA		EQUIP	10894		water trailer tanks, pump, hos
473	Forest Lawn Cemetery	VA		EQUIP	10895		Lower device 3 - IMP5502SK
473	Forest Lawn Cemetery	VA		EQUIP	10898		John Deere gator 6 wheel gas u
473	Forest Lawn Cemetery	VA		EQUIP	10899		Holland Utility Tractor 4 wd d
473	Forest Lawn Cemetery	VA		EQUIP	10900		mower hustler 60" model
473	Forest Lawn Cemetery	VA		EQUIP	10901		10X5 Dump Trailer
473	Forest Lawn Cemetery	VA		EQUIP	10902		lowering device
473	Forest Lawn Cemetery	VA		EQUIP	10904		05 Case 580 Backhoe
473	Forest Lawn Cemetery	VA		EQUIP	10734		Mahindra 4530 tractor/loader
473	Forest Lawn Cemetery	VA		EQUIP	11066	52153	Kubota M59TLB
473	Forest Lawn Cemetery	VA		EQUIP	14354		JD 310L Loader Backhoe Product
473	Forest Lawn Cemetery	VA		EQUIP	10735		Tractor Forks
473	Forest Lawn Cemetery	VA		EQUIP	12399	57009	2014 Load Trailer
473	Forest Lawn Cemetery	VA		EQUIP	13745		Casket Lowering Device
473	Forest Lawn Cemetery	VA		EQUIP	14763		Frigid CM StainS Imperial Dev
473	Forest Lawn Cemetery	VA		EQUIP	14764		Frigid CM StainS Imperial Dev
492	Birchlawn Burial Park	VA		CMEQ	3822	13606	LOWERING DEVICE
492	Birchlawn Burial Park	VA		CMEQ	3825	13609	CASKET TRUCK FOR MAUSOLEUM
492	Birchlawn Burial Park	VA		CMEQ	6505		Kohler Mower
492	Birchlawn Burial Park	VA		CMEQ	7875		96 JD Bckhoe/Engine
492	Birchlawn Burial Park	VA		CMEQ	9816		60 MOWER
492	Birchlawn Burial Park	VA		EQUIP	13830		Exmark Lazer Z SN#400103169
499	Russell Memorial Cemetery	VA		CMEQ	2981	10558	Solid Waste Container
499	Russell Memorial Cemetery	VA		CMEQ	2983	10560	Lowering Device
499	Russell Memorial Cemetery	VA		CMEQ	3722	13256	Vault Sling & Chain Saw
499	Russell Memorial Cemetery	VA		CMEQ	3723	13257	STORAGE CABINET 4134024
499	Russell Memorial Cemetery	VA		CMEQ	3725	13259	sod lifters/tree spades
499	Russell Memorial Cemetery	VA		CMEQ	3728	13262	Russell Mem'l Off Bldg Constru
499	Russell Memorial Cemetery	VA		CMEQ	3931	13906	X Mark 23 HP 60 Cut
499	Russell Memorial Cemetery	VA		CMEQ	4302	14938	Rock Drill #5091 43 SN 392510
499	Russell Memorial Cemetery	VA		CMEQ	4303	14939	Sullair Compressor
499	Russell Memorial Cemetery	VA		CMEQ	4357	15089	Tamper RV-5 #1326

3 Digit #	Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
499	Russell Memorial Cemetery	VA	CMEQ	4413	15194	X Mark 27HP 72" Cut Lawn Mower
499	Russell Memorial Cemetery	VA	CMEQ	4444	16019	Husgrana Saw, Dump Trailer
499	Russell Memorial Cemetery	VA	CMEQ	5162		USED ROCK DRILL ATSCOP90
499	Russell Memorial Cemetery	VA	CMEQ	5497		LINDSEY AIR HAMMER
499	Russell Memorial Cemetery	VA	CMEQ	5769		Casket Lowering Device
499	Russell Memorial Cemetery	VA	CMEQ	6043		Stihl Back Pack Blower
499	Russell Memorial Cemetery	VA	CMEQ	7902		Cat #416 Backhoe 14"
499	Russell Memorial Cemetery	VA	CMEQ	8932	SN92233	EX Mark Mower
499	Russell Memorial Cemetery	VA	EQUIP	11174	2831	Mahindra 4530 w/ loader
499	Russell Memorial Cemetery	VA	EQUIP	9983		Lowering device
499	Russell Memorial Cemetery	VA	EQUIP	12621	75995	2015 Load Trailer
499	Russell Memorial Cemetery	VA	EQUIP	13213		ExMark 60" Mower
591	Roosevelt Meml Park	VA	CMEQ	2800	10064	BACKHOE FORKS
591	Roosevelt Meml Park	VA	CMEQ	3787	13498	Cyclone Mower Deck
591	Roosevelt Meml Park	VA	CMEQ	3792	13503	Clark Mausoleum Lift
591	Roosevelt Meml Park	VA	CMEQ	3893	13840	LOWERING DEVICE Stnds/Aprns(6)
591	Roosevelt Meml Park	VA	CMEQ	4186	14613	DRAPE WRAP FOR LOWERING DEVICE
591	Roosevelt Meml Park	VA	CMEQ	4250	14823	Exmark Mower
591	Roosevelt Meml Park	VA	CMEQ	4421	15222	HYDRAULIC PUMP FOR MOWER
591	Roosevelt Meml Park	VA	CMEQ	5207		2005 PJ DUMP TRAILOR
591	Roosevelt Meml Park	VA	CMEQ	5213		NH TC40 COMPACT TRACTOR
591	Roosevelt Meml Park	VA	CMEQ	6517		NH B95 Backhoe
591	Roosevelt Meml Park	VA	CMEQ	6555		NH TC35A Tractor
591	Roosevelt Meml Park	VA	CMEQ	7610		NH 36" Used Bucket
591	Roosevelt Meml Park	VA	CMEQ	7826		Vault Lowering Device
591	Roosevelt Meml Park	VA	CMEQ	8007		Imperial SS Lowering Device
591	Roosevelt Meml Park	VA	CMEQ	8462		2009 DUMP TRAILER XXX74541
591	Roosevelt Meml Park	VA	CMEQ	8877		Superior Lowering Device
591	Roosevelt Meml Park	VA	CMEQ	8878		John Deere 310SG
591	Roosevelt Meml Park	VA	CMEQ	8882		NH Utility Tractor
591	Roosevelt Meml Park	VA	EQUIP	13764		Repairs to Backhoe- Asset # 8
591	Roosevelt Meml Park	VA	EQUIP	11098	502SN	Imperial Lowering Device
591	Roosevelt Meml Park	VA	EQUIP	13095		TJ Vault Lowering Device
591	Roosevelt Meml Park	VA	EQUIP	14613		Imperial casket lwring device
596	Briarwood Memorial Garden	VA	CMEQ	2054	13517	STORAGE TANK-500 GAL
596	Briarwood Memorial Garden	VA	CMEQ	3343	12140	Case 580 Backhoe
596	Briarwood Memorial Garden	VA	CMEQ	3796	13520	Gas & Diesel Tanks
596	Briarwood Memorial Garden	VA	CMEQ	3801	13525	storage cabinet
596	Briarwood Memorial Garden	VA	CMEQ	3812	13557	1998 DUMP TRAILER
597	Virginia Memorial Park	VA	CMEQ	3007	10627	Frigid Lowering Device
597	Virginia Memorial Park	VA	CMEQ	3799	13523	JOHN DEERE SNOW PLOW
597	Virginia Memorial Park	VA	CMEQ	3807	13552	Clark Mausoleum Lift Part 1
597	Virginia Memorial Park	VA	CMEQ	6516		Case 580L Backhoe
597	Virginia Memorial Park	VA	CMEQ	7817		Scagg Mower by kohler
597	Virginia Memorial Park	VA	EQUIP	10575		Mahindra 4530 tractor w/ loade
597	Virginia Memorial Park	VA	EQUIP	10577		PF48 Tractor Forks
597	Virginia Memorial Park	VA	EQUIP	10840	10648	Provonost trailer
597	Virginia Memorial Park	VA	EQUIP	14702	11034600	Wacker Neuson BS 50-4 AS
598	Fort Hill Memorial Park	VA	CMEQ	2081	13562	BACKHOE 416 CAT
598	Fort Hill Memorial Park	VA	CMEQ	3802	13526	1998 DUMP TRAILER
598	Fort Hill Memorial Park	VA	CMEQ	3818	13583	1998 DUMP TRAILER
598	Fort Hill Memorial Park	VA	CMEQ	3820	13585	NEW TRACTOR & MOWER-ORDER
598	Fort Hill Memorial Park	VA	CMEQ	3907	13860	GRAVELY MOWER
598	Fort Hill Memorial Park	VA	CMEQ	6036		Scag 61 Rider 26 Kawa Mower
598	Fort Hill Memorial Park	VA	CMEQ	9302		2011 Load Trailor Tilt Gate
598	Fort Hill Memorial Park	VA	EQUIP	11172	2802	Mahindra 4530
598	Fort Hill Memorial Park	VA	EQUIP	9985		Lowering device
598	Fort Hill Memorial Park	VA	EQUIP	11173	74377	Pallet Forks
598	Fort Hill Memorial Park	VA	EQUIP	14618		Frigid CM StainS Imperial Dev
653	Old Dominion Meml Grdns	VA	CMEQ	3012	10638	Kubota Tractor

3 Digit #		Name	State	ASSET-TYPE-7	Asset	Tag Number	Description
653	Old Dominion Meml Grdns	VA	CMEQ		3828	13619	Mikasa Tamper
653	Old Dominion Meml Grdns	VA	CMEQ		4385	15140	Ex-Marc Riding Mower
653	Old Dominion Meml Grdns	VA	CMEQ		5194		CASE 580 BACKHOE
653	Old Dominion Meml Grdns	VA	CMEQ		7816		Scagg Mower by kohler
653	Old Dominion Meml Grdns	VA	EQUIP		11144	27209	LZE740EKC604 Mower
654	Temple Hill Memorial Park	VA	CMEQ		3831	13631	Lowering Device
654	Temple Hill Memorial Park	VA	CMEQ		4079	14334	Concrete Breaker
654	Temple Hill Memorial Park	VA	CMEQ		4393	15151	X Mark Kobuta Riding Mower
654	Temple Hill Memorial Park	VA	CMEQ		6085		Fridig Fluid Lowering Device
654	Temple Hill Memorial Park	VA	CMEQ		6086		Case Backhoe
654	Temple Hill Memorial Park	VA	CMEQ		6151		Water Pressure Washer
654	Temple Hill Memorial Park	VA	EQUIP		10457	65115	Mahindra model 4530 tractor
654	Temple Hill Memorial Park	VA	EQUIP		10194	88832	BriMar Dump Wagon
654	Temple Hill Memorial Park	VA	EQUIP		10409	54269	Ex Mark Mower
654	Temple Hill Memorial Park	VA	EQUIP		11013		Superior Lowering Device
654	Temple Hill Memorial Park	VA	EQUIP		11145	16459	LZE740EKC604 Mower
654	Temple Hill Memorial Park	VA	EQUIP		11146	48977	LZE740EKC604 Mower
654	Temple Hill Memorial Park	VA	EQUIP		14542		Wacker Earth Tamper BS 50-2
745	Crestview Memorial Park	VA	CMEQ		3035	10687	INTEK 205 WATER PUMP
745	Crestview Memorial Park	VA	CMEQ		3038	10690	COMMERCIAL 72 MOWER DECK
745	Crestview Memorial Park	VA	CMEQ		3927	13898	AIR COMPRESSOR, CHNSW, TRMR
745	Crestview Memorial Park	VA	CMEQ		3928	13899	Ford NH tractor 1920
745	Crestview Memorial Park	VA	CMEQ		4056	14265	lowering device
745	Crestview Memorial Park	VA	CMEQ		4414	15201	6'X10' dump trailer
745	Crestview Memorial Park	VA	CMEQ		8879		John Deere 310SG
745	Crestview Memorial Park	VA	EQUIP		14301	JT064247	JD Z930M ZTRAK 1TC930MCC
745	Crestview Memorial Park	VA	EQUIP		11396	16222	Lazer mower
519	Glenview Memorial Gardens	WI	EQUIP		13365		Versa 6 FT trailer
519	Glenview Memorial Gardens	WI	EQUIP		13579		Burial Equipment
521	Greenlawn Memorial Park	WI	CMEQ		8917		X-Mark Zero Turn Mower Repair
521	Greenlawn Memorial Park	WI	EQUIP		13774		John Deere 3033R Utility Tract
521	Greenlawn Memorial Park	WI	EQUIP		13775		John Deere HPX4 Gator
521	Greenlawn Memorial Park	WI	EQUIP		13339		#5502 SK Lowering Device
521	Greenlawn Memorial Park	WI	EQUIP		13340		Holland Carrier/Mobile Stand
521	Greenlawn Memorial Park	WI	EQUIP		13776		John Deere Snowblower
521	Greenlawn Memorial Park	WI	EQUIP		13777		John Deere H165 Loader
522	Highland Memory Gardens	WI	CAPLEASE		14752	1019836	2019 J Deere Gator 01019836
522	Highland Memory Gardens	WI	CMEQ		6346		JD Backhoe 310A
522	Highland Memory Gardens	WI	EQUIP		13857	54190	John Deere 930M Ztrak
522	Highland Memory Gardens	WI	EQUIP		13858	54193	John Deere 930M Ztrak
522	Highland Memory Gardens	WI	EQUIP		13363		4901 SK Lowering Device
522	Highland Memory Gardens	WI	EQUIP		13366		Versa 6 FT trailer
522	Highland Memory Gardens	WI	EQUIP		14747		Western 7.5' HTS Snow Plow
523	Knollwood Memorial Park	WI	CAPLEASE		14676	11111	2019 J Deere Z960M VIN 11111
523	Knollwood Memorial Park	WI	EQUIP		13778		John Deere 3033R Utility Tract
523	Knollwood Memorial Park	WI	EQUIP		13859	51737	John Deere 960M Ztrak
523	Knollwood Memorial Park	WI	EQUIP		13341		Lawnmower - exp $800 snowblowe
523	Knollwood Memorial Park	WI	EQUIP		13342		#5502 SK Lowering Device
523	Knollwood Memorial Park	WI	EQUIP		13343		Holland Carrier/Mobile Stand
523	Knollwood Memorial Park	WI	EQUIP		13354		Bursh Buster Rotary Mower
523	Knollwood Memorial Park	WI	EQUIP		13364	9100642	BS50-2 Wacker
524	Ledgeview Memorial Park	WI	EQUIP		13860	53994	John Deere 930M Ztrak
524	Ledgeview Memorial Park	WI	EQUIP		13344	24331572	2016 Wacker Rammer BS50-2
525	Lincoln Memorial Cemetery	WI	EQUIP		13345		#5502 SK Lowering Device
525	Lincoln Memorial Cemetery	WI	EQUIP		13355	24328708	BS50-2I Jumping Jack
525	Lincoln Memorial Cemetery	WI	EQUIP		13779		John Deere Snowblower
525	Lincoln Memorial Cemetery	WI	EQUIP		13780		John Deere H165 Loader
526	Milton Lawns Mem Park	WI	EQUIP		13781		John Deere HPX4 Gator
526	Milton Lawns Mem Park	WI	EQUIP		13861	54281	John Deere 930M Ztrak
526	Milton Lawns Mem Park	WI	EQUIP		14438	LJJG334390	JD 310L Loader Backhoe

3 Digit #	Name		State	ASSET-TYPE-7	Asset		Tag Number	Description
526	Milton Lawns Mem Park	WI	EQUIP		13580		Burial Equipment
527	Roselawn Memorial Park	WI	EQUIP		13782		John Deere HPX4 Gator
527	Roselawn Memorial Park	WI	EQUIP		14439	LLJG334797	JD 310L Loader Backhoe
527	Roselawn Memorial Park	WI	EQUIP		13581		Burial Equipment
530	VALHALLA MEMORIAL PARK	WI	EQUIP		13276	487	2016 Mahindra Tractor
530	VALHALLA MEMORIAL PARK	WI	EQUIP		13346		6 Level Low Boy Casket Lift
530	VALHALLA MEMORIAL PARK	WI	EQUIP		13347		#5502 SK Lowering Device
530	VALHALLA MEMORIAL PARK	WI	EQUIP		13348		Holland Carrier/Mobile Stand
531	Roselawn Memory Gardens	WI	EQUIP		13367		Versa 6 FT trailer
531	Roselawn Memory Gardens	WI	EQUIP		13582		Burial Equipment
534	SUNSET MEMORY GARDENS	WI	EQUIP		13862	54097	John Deere 930M Ztrak
534	SUNSET MEMORY GARDENS	WI	EQUIP		13368		Versa 6 FT trailer
534	SUNSET MEMORY GARDENS	WI	EQUIP		13583		Burial Equipment
535	MORMON COULEE MEM PARK	WI	EQUIP		14511		John Deere Gator 2P (XUV825M
535	MORMON COULEE MEM PARK	WI	EQUIP		13369		Versa 6 FT trailer
535	MORMON COULEE MEM PARK	WI	EQUIP		13584		Burial Equipment
535	MORMON COULEE MEM PARK	WI	EQUIP		14512		SnowEx Light Duty Snow Plow (7
138	Parkview Memorial Park	WV	CAPLEASE		14686	90004	2019 John Deere WBM VIN 90004
138	Parkview Memorial Park	WV	CMEQ		3271	11811	MAUSOLEUM LIFT
138	Parkview Memorial Park	WV	CMEQ		3272	11812	LOWERING DEVICE
138	Parkview Memorial Park	WV	CMEQ		4185	14608	MOWER
138	Parkview Memorial Park	WV	CMEQ		4254	14835	Backhoe Bucket
138	Parkview Memorial Park	WV	EQUIP		10421		Ex Mark Mower
138	Parkview Memorial Park	WV	EQUIP		14124		Bomag BT60 Tamper
139	Grandview Memorial Park	WV	CAPLEASE		14687	90018	2019 John Deere WBM VIN 90018
139	Grandview Memorial Park	WV	CMEQ		3276	11843	MAUSOLEUM LIFT
139	Grandview Memorial Park	WV	CMEQ		3278	11845	CREMATION UNIT
139	Grandview Memorial Park	WV	CMEQ		3279	11846	MARBLE BENCH
139	Grandview Memorial Park	WV	CMEQ		7717		John Deere Tractor
139	Grandview Memorial Park	WV	CMEQ		7905		Lowering Device
139	Grandview Memorial Park	WV	CMEQ		8941	922357	Mower
139	Grandview Memorial Park	WV	EQUIP		10793	52126/A2164/	Kubota M59TLB tractor/backhoe
139	Grandview Memorial Park	WV	EQUIP		12407	11536	KB1536 Backhoe Bucket
139	Grandview Memorial Park	WV	EQUIP		14058		Bomag BT60 Tamper
140	Shadow Lawn Memory Gdns	WV	CMEQ		3282	11870	CABINET & CANS FOR WASTE DISP
140	Shadow Lawn Memory Gdns	WV	CMEQ		3292	11926	LARGE CP CHIPPER VAC
140	Shadow Lawn Memory Gdns	WV	EQUIP		10420		Ex Mark Mower
141	Highland Hills Memorial	WV	CMEQ		3281	11869	MOWER
141	Highland Hills Memorial	WV	CMEQ		3287	11921	CEMETERY EQUIP LOWERING DEVICE
141	Highland Hills Memorial	WV	CMEQ		3291	11925	MAUSOLEUM LIFT
141	Highland Hills Memorial	WV	CMEQ		3625	12966	EXMARK LAWN TRACTOR
141	Highland Hills Memorial	WV	CMEQ		3944	13931	NW HOLLAND BACKHOE LB90 310516
141	Highland Hills Memorial	WV	CMEQ		6012		SCAG 61 Rider Mower B5600212
141	Highland Hills Memorial	WV	CMEQ		9187		Tractor
141	Highland Hills Memorial	WV	EQUIP		10419		Ex Mark Mower
142	Halcyon Hill Memorial Gdn	WV	CAPLEASE		13647	1054	2016 Mahindra 5555 -Backhoe w
142	Halcyon Hill Memorial Gdn	WV	CMEQ		2877	10338	New Welder
142	Halcyon Hill Memorial Gdn	WV	CMEQ		3296	11948	BUCKET FOR BACHOE
142	Halcyon Hill Memorial Gdn	WV	CMEQ		3298	11950	TRACTOR
142	Halcyon Hill Memorial Gdn	WV	CMEQ		3299	11951	CUST02801 FRONT BLADE
142	Halcyon Hill Memorial Gdn	WV	CMEQ		3300	11952	DEWEEZE ATM - 72 MOWER
142	Halcyon Hill Memorial Gdn	WV	CMEQ		3301	11953	backhoe
142	Halcyon Hill Memorial Gdn	WV	CMEQ		3302	11954	Lawn Mower
142	Halcyon Hill Memorial Gdn	WV	CMEQ		4144	14512	4600 serial tractor MDL#925008
142	Halcyon Hill Memorial Gdn	WV	EQUIP		12676	315637617	Exmark Lazer 60
142	Halcyon Hill Memorial Gdn	WV	EQUIP		14125		Bomag BT60 Tamper
172	Beverly Hills	WV	CAPLEASE		14684	90015	2019 John Deere WBM VIN 90015
172	Beverly Hills	WV	CMEQ		408	10920	WEED TRIMMER
172	Beverly Hills	WV	CMEQ		3076	10928	MAUSOLEUM LIFT
172	Beverly Hills	WV	CMEQ		3083	10935	Dump Wagons

3 Digit #		Name	State	ASSET-TYPE-7	Asset	Tag Number		Description
172	Beverly Hills	WV	CMEQ		3947	13935	BACKHOE PUMP 77028426
172	Beverly Hills	WV	CMEQ		4026	14158	BACKHOE
172	Beverly Hills	WV	CMEQ		4365	15115	Riding Mower
172	Beverly Hills	WV	CMEQ		5219		NH COMPACT TRACTOR
172	Beverly Hills	WV	EQUIP		11139	16464	LZE740EKC604 Mower
172	Beverly Hills	WV	EQUIP		11413		Wacker
173	Floral Hills Memorial Gdn	WV	CAPLEASE		14688	80083	2019 John Deere WBM VIN 80083
173	Floral Hills Memorial Gdn	WV	CMEQ		362	10861	ELECTRO DUMP TRAILER
173	Floral Hills Memorial Gdn	WV	CMEQ		2808	10158	LIFT
173	Floral Hills Memorial Gdn	WV	CMEQ		2810	10160	LAWNTRIMMER
173	Floral Hills Memorial Gdn	WV	CMEQ		3065	10880	MAUSOLEUM LIFT
173	Floral Hills Memorial Gdn	WV	CMEQ		3959	13968	TAMPER 03-41425
173	Floral Hills Memorial Gdn	WV	CMEQ		4034	14193	TRAILER FOR CASKETS
173	Floral Hills Memorial Gdn	WV	CMEQ		4095	14382	Air Compressor
173	Floral Hills Memorial Gdn	WV	CMEQ		4429	15242	Pump for well
173	Floral Hills Memorial Gdn	WV	CMEQ		5182		VAULT INSTALLATION EQUIP
173	Floral Hills Memorial Gdn	WV	CMEQ		5300		POWER WASHER
173	Floral Hills Memorial Gdn	WV	CMEQ		5372		CHAIN SAW
173	Floral Hills Memorial Gdn	WV	EQUIP		11308	N2807	Mahindra 4530 Tractor
173	Floral Hills Memorial Gdn	WV	EQUIP		10189		Lowering Device 5502SK
173	Floral Hills Memorial Gdn	WV	EQUIP		12687	315637599	Exmark Lazer 60
173	Floral Hills Memorial Gdn	WV	EQUIP		14429	PID1353646	Bomag BT 65 Tamper
176	Montgomery Memorial Park	WV	CMEQ		592	11173	LAWN MOWER MAJOR REPAIRS
176	Montgomery Memorial Park	WV	CMEQ		4228	14743	FORK FOR BACKHOE
176	Montgomery Memorial Park	WV	CMEQ		4279	14884	Engine for Mower
176	Montgomery Memorial Park	WV	CMEQ		5177		BACKHOE
176	Montgomery Memorial Park	WV	CMEQ		6119		Trimmer
176	Montgomery Memorial Park	WV	CMEQ		7884		Tractor & Mower
176	Montgomery Memorial Park	WV	CMEQ		8368		F250 Trimmer
176	Montgomery Memorial Park	WV	CMEQ		9362		Lowering Device
176	Montgomery Memorial Park	WV	EQUIP		11154	16109	Takeuchi TB145 Extractor
176	Montgomery Memorial Park	WV	EQUIP		11310	10128	Kubota F2690 mower
176	Montgomery Memorial Park	WV	EQUIP		12620	USMN-3091	Mahindra 4530
176	Montgomery Memorial Park	WV	EQUIP		14432	PID1353642	Bomag BT 65 Tamper
177	Pineview Cemetery	WV	CMEQ		3201	11417	TRIMMER
177	Pineview Cemetery	WV	CMEQ		3205	11421	TRIMMER
177	Pineview Cemetery	WV	CMEQ		4397	15157	Riding Mower
177	Pineview Cemetery	WV	CMEQ		5214		NH COMPACT TRACTOR
177	Pineview Cemetery	WV	CMEQ		5227		2005 PJ DUMP TRAILER
177	Pineview Cemetery	WV	CMEQ		5654		Exmark MK604 Mower
177	Pineview Cemetery	WV	EQUIP		11521	52429	M59TLB Loader
177	Pineview Cemetery	WV	EQUIP		14434	PID1353645	Bomag BT 65 Tamper
178	Restlawn Memorial Gardens	WV	CMEQ		3124	11105	Riding Mower
178	Restlawn Memorial Gardens	WV	CMEQ		3172	11276	MAUSOLEUM LIFT
178	Restlawn Memorial Gardens	WV	CMEQ		8497		Heat Pump
178	Restlawn Memorial Gardens	WV	EQUIP		10110	51886	M59 Tractor
179	White Chapel Memorial Gdn	WV	CMEQ		430	10952	Mausoleum Lift
179	White Chapel Memorial Gdn	WV	CMEQ		4396	15156	Riding Mower
179	White Chapel Memorial Gdn	WV	CMEQ		8940		Mower
179	White Chapel Memorial Gdn	WV	EQUIP		10512	2213	Mahindra 4530 Tractor
179	White Chapel Memorial Gdn	WV	EQUIP		14333		Lowering device
179	White Chapel Memorial Gdn	WV	EQUIP		14430	PID1353647	Bomag BT 65 Tamper
181	Floral Hills Gdn Of Mem	WV	CMEQ		3027	10661	LOADERBACKHOE
181	Floral Hills Gdn Of Mem	WV	CMEQ		3192	11360	TRAILER CEMETERY EQUIPMENT
181	Floral Hills Gdn Of Mem	WV	CMEQ		3193	11361	Weed Wacker
181	Floral Hills Gdn Of Mem	WV	CMEQ		3194	11362	DIRT/BUGGY/TIRE
181	Floral Hills Gdn Of Mem	WV	CMEQ		3196	11364	MONARCH HYDRAULIC UNIT
181	Floral Hills Gdn Of Mem	WV	CMEQ		4428	15241	Lowering device
181	Floral Hills Gdn Of Mem	WV	CMEQ		5576		GRAVE TAMPER
181	Floral Hills Gdn Of Mem	WV	CMEQ		5770		Lowering Device

3 Digit #	Name		State	ASSET-TYPE-7	Asset	Tag Number	Description
181	Floral Hills Gdn Of Mem	WV	EQUIP	13569	SN AM-16668	Lowering Device Burial Equipme
182	Highland Memory Gardens	WV	CMEQ	4074	14322	CASKET LOWERING DEVICE
182	Highland Memory Gardens	WV	CMEQ	5175		VAULT LOADER
182	Highland Memory Gardens	WV	EQUIP	10788	2652	Mahindra 4530 4WD tractor
182	Highland Memory Gardens	WV	EQUIP	11309	10248	Kubota F2690 mower
182	Highland Memory Gardens	WV	EQUIP	11520	52428	M59TLB Tractor
182	Highland Memory Gardens	WV	EQUIP	12554		Mahindra 6530
182	Highland Memory Gardens	WV	EQUIP	12597	11096	8 Ton Tipping Trailer
182	Highland Memory Gardens	WV	EQUIP	13199		ExMark 60" Mower
183	Jackson County Memorial	WV	CMEQ	3199	11381	MAUSOLEUM LIFT
183	Jackson County Memorial	WV	CMEQ	3875	13782	FORD TRACTOR
183	Jackson County Memorial	WV	EQUIP	12675		Exmark Lazer 60
184	Palm Memorial Gardens	WV	CMEQ	2847	10237	SCISSORLIFT
184	Palm Memorial Gardens	WV	CMEQ	4184	14607	MOWER
184	Palm Memorial Gardens	WV	CMEQ	4304	14944	Heat Pump replacement (flood)
184	Palm Memorial Gardens	WV	CMEQ	4390	15148	Riding Mower
184	Palm Memorial Gardens	WV	CMEQ	5573		Casket Lowering Device
184	Palm Memorial Gardens	WV	CMEQ	6349		Case Backhoe
184	Palm Memorial Gardens	WV	EQUIP	14433	PID1353643	Bomag BT 65 Tamper
185	Resthaven Memorial Park	WV	CMEQ	2828	10199	Rotary bush Cutter
185	Resthaven Memorial Park	WV	CMEQ	2830	10201	Scisser lift
185	Resthaven Memorial Park	WV	CMEQ	3123	11104	YANMAN TRACTOR 3300
185	Resthaven Memorial Park	WV	CMEQ	4389	15146	Riding Mower
185	Resthaven Memorial Park	WV	CMEQ	5354		10" TAMPER WACKER
185	Resthaven Memorial Park	WV	CMEQ	8982	232872	Backhoe
185	Resthaven Memorial Park	WV	EQUIP	10005		Air Hammer
185	Resthaven Memorial Park	WV	EQUIP	12674		Mower - confirm SN
187	Woodlawn Memorial Park	WV	CMEQ	2842	10230	36 Inch Mower
187	Woodlawn Memorial Park	WV	CMEQ	3159	11244	MAUSOLEUM LIFT
187	Woodlawn Memorial Park	WV	CMEQ	3160	11245	MOWER GS 25
187	Woodlawn Memorial Park	WV	CMEQ	3162	11247	TRACTOR ENGINE
187	Woodlawn Memorial Park	WV	CMEQ	3163	11248	LAWN MOWER
187	Woodlawn Memorial Park	WV	CMEQ	3165	11250	CASKET LOWER DEVICE
187	Woodlawn Memorial Park	WV	CMEQ	3166	11251	JOHN DEERE 316
187	Woodlawn Memorial Park	WV	CMEQ	3169	11254	Trimmers
187	Woodlawn Memorial Park	WV	CMEQ	3171	11256	ENGINE FOR LAWN MOWER
187	Woodlawn Memorial Park	WV	CMEQ	3879	13788	LAWN MOWER HT-20 6058298
187	Woodlawn Memorial Park	WV	CMEQ	4206	14664	Drive shaft for Lazer Z Mower
187	Woodlawn Memorial Park	WV	CMEQ	4248	14821	weed eaters
187	Woodlawn Memorial Park	WV	CMEQ	4317	14982	Lowering device
187	Woodlawn Memorial Park	WV	CMEQ	4375	15127	Riding Mower
187	Woodlawn Memorial Park	WV	CMEQ	6087		Hydro Pump
187	Woodlawn Memorial Park	WV	EQUIP	10112	36701	Compressor
187	Woodlawn Memorial Park	WV	EQUIP	10326	16592	Tamper
187	Woodlawn Memorial Park	WV	EQUIP	11141	27222	LZE740EKC604 Mower
187	Woodlawn Memorial Park	WV	EQUIP	12645	315637612	Exmark Lazer 60
187	Woodlawn Memorial Park	WV	EQUIP	13202		ExMark 60" Mower
188	Roselawn Memorial Gardens	WV	CMEQ	3187	11331	LOWERING DEVICE
188	Roselawn Memorial Gardens	WV	CMEQ	3190	11334	TAMPES MT 80
188	Roselawn Memorial Gardens	WV	CMEQ	5217		NH COMPACT TRACTOR
188	Roselawn Memorial Gardens	WV	CMEQ	8370		Black dump trailer
188	Roselawn Memorial Gardens	WV	CMEQ	8479		FABRICATED STEEL BOX
188	Roselawn Memorial Gardens	WV	CMEQ	8872	7065	Backhoe
257	Valley View Mem Park	WV	CMEQ	2890	10370	Scissors Lift
257	Valley View Mem Park	WV	CMEQ	2891	10371	GT-31 Hedge Trimmer
257	Valley View Mem Park	WV	CMEQ	3351	12171	TRIMMER
257	Valley View Mem Park	WV	CMEQ	3353	12173	LOWERING DEVICE
257	Valley View Mem Park	WV	CMEQ	3404	12305	LOWERING DEVICE
257	Valley View Mem Park	WV	CMEQ	5212		NH COMPACT TRACTOR
257	Valley View Mem Park	WV	CMEQ	7537		Air Compressor

3 Digit #	Name	State		ASSET-TYPE-7	Asset	Tag Number	Description
257	Valley View Mem Park	WV	EQUIP	12555	USMN-3002	Mahindra 4530
257	Valley View Mem Park	WV	EQUIP	13205		ExMark 60" Mower
257	Valley View Mem Park	WV	EQUIP	14435	PID1353639	Bomag BT 65 Tamper
339	Forest Memorial Park	WV	CMEQ	2900	10389	CASKET LIFT
339	Forest Memorial Park	WV	CMEQ	4391	15149	Riding Mower
339	Forest Memorial Park	WV	EQUIP	10794	52125/A2156/	Kubota M59TLB tractor/backhoe
339	Forest Memorial Park	WV	EQUIP	12556	43	Hudson HSE 18 trailer
339	Forest Memorial Park	WV	EQUIP	13967		Lowering Device serial#AI-2351
339	Forest Memorial Park	WV	EQUIP	14436	PID1353640	Bomag BT 65 Tamper
340	Spring Valley Memory Gdns	WV	CMEQ	442	10964	BACKHOE/LOADER-300D JOHN DEERE
340	Spring Valley Memory Gdns	WV	CMEQ	3405	12306	JOHN DEERE TOWER
340	Spring Valley Memory Gdns	WV	EQUIP	10325		5502SK Lowering Device
340	Spring Valley Memory Gdns	WV	EQUIP	13206		ExMark 60" Mower
340	Spring Valley Memory Gdns	WV	EQUIP	14437	PID1353641	Bomag BT 65 Tamper
341	Forest Lawn Memorial Gdns	WV	CMEQ	3410	12318	SCISSOR LIFT
341	Forest Lawn Memorial Gdns	WV	CMEQ	3411	12319	LOWERING DEVICE
341	Forest Lawn Memorial Gdns	WV	CMEQ	4070	14302	Bucket fot Backhoe
341	Forest Lawn Memorial Gdns	WV	CMEQ	5807		Backhoe Engine
342	Fairview Memorial Gardens	WV	CAPLEASE	14699	32943	2019 Spartan RT Pro VIN 32943
342	Fairview Memorial Gardens	WV	CAPLEASE	14700	32944	2019 Spartan RT Pro VIN 32944
343	Grandview Memorial Park	WV	CMEQ	1349	12348	HEAT PUMP
343	Grandview Memorial Park	WV	CMEQ	3417	12352	LOWERING DEVICE
343	Grandview Memorial Park	WV	CMEQ	3419	12354	SAFETY CAN STORAGE CABINET
343	Grandview Memorial Park	WV	CMEQ	4327	15005	New lowering device
343	Grandview Memorial Park	WV	CMEQ	5656		Exmark Mower
343	Grandview Memorial Park	WV	CMEQ	9828	51462	KUBOTA TRACTOR
343	Grandview Memorial Park	WV	EQUIP	10412	54342	Ex Mark Mower
343	Grandview Memorial Park	WV	EQUIP	12408	BT2916	KA1422 Backhoe Bucket
345	West Virginia Meml Grdn	WV	CMEQ	3426	12376	48G PC-TRSH RCPT-CT
345	West Virginia Meml Grdn	WV	CMEQ	3428	12378	SCISSOR LIFT
345	West Virginia Meml Grdn	WV	CMEQ	3429	12379	SCISSOR LIFT
345	West Virginia Meml Grdn	WV	CMEQ	4224	14738	HOLLAND BACKHOE
345	West Virginia Meml Grdn	WV	EQUIP	11011		Bucket Forks
346	Rockbridge Memorial Grdn	WV	CMEQ	3433	12406	POWER WASHER
346	Rockbridge Memorial Grdn	WV	CMEQ	3435	12408	MOWER DECK
346	Rockbridge Memorial Grdn	WV	CMEQ	3436	12409	Case 580 E Backhoe
346	Rockbridge Memorial Grdn	WV	CMEQ	3437	12410	KUBOTA TRACTORS (2)
346	Rockbridge Memorial Grdn	WV	CMEQ	3439	12412	IMPERIAL DEVICE
346	Rockbridge Memorial Grdn	WV	CMEQ	3442	12415	WELDER
346	Rockbridge Memorial Grdn	WV	CMEQ	3446	12419	LOWERING DEVICE
346	Rockbridge Memorial Grdn	WV	CMEQ	3567	12763	JOHN DEERE TRACTOR
346	Rockbridge Memorial Grdn	WV	CMEQ	4374	15126	Kubota Mower w/deck
346	Rockbridge Memorial Grdn	WV	CMEQ	8930		Ex-Mark Mower 922356
346	Rockbridge Memorial Grdn	WV	EQUIP	10115		Dump Trailer
346	Rockbridge Memorial Grdn	WV	EQUIP	14517		3HP 4 cyc Vibrator Rammer w/Ho
346	Rockbridge Memorial Grdn	WV	EQUIP	14518		Frigid CM StainS Imp Casket Lo
511	Evergreen Cemetery North	WV	CMEQ	2991	10597	KUBATA TRACTOR
511	Evergreen Cemetery North	WV	CMEQ	3777	13473	POWER WASHER & 4 CHAINSAWS
511	Evergreen Cemetery North	WV	CMEQ	3779	13475	EX-CELLL 500 WATT GENERATOR
511	Evergreen Cemetery North	WV	CMEQ	3956	13959	SHINDAWA TRIMMER
511	Evergreen Cemetery North	WV	CMEQ	4122	14443	WATER PUMP
511	Evergreen Cemetery North	WV	CMEQ	4170	14561	BRADCO 509 BACKHOE
511	Evergreen Cemetery North	WV	CMEQ	4257	14841	Rebuilt transmission backhoe
511	Evergreen Cemetery North	WV	CMEQ	4318	14983	Tamper for dirt
511	Evergreen Cemetery North	WV	CMEQ	4366	15116	Riding Mower
511	Evergreen Cemetery North	WV	CMEQ	9184		Tractor
511	Evergreen Cemetery North	WV	EQUIP	10797	2653	Mahindra 4530 4WD tractor
511	Evergreen Cemetery North	WV	EQUIP	10190		Lowering Device 5502SK
511	Evergreen Cemetery North	WV	EQUIP	10408	54339	Ex Mark Mower
511	Evergreen Cemetery North	WV	EQUIP	12013		WT2286 Wacker

3 Digit #	Name		State	ASSET-TYPE-7	Asset	Tag Number	Description
511	Evergreen Cemetery North	WV	EQUIP	12683		40EKC60400	Exmark Lazer 60
512	Evergreen Cemetery South	WV	CMEQ	6362			Case Backhoe
664	Kanawha Valley Mem Garden	WV	CMEQ	5211			NH COMPACT TRACTOR
664	Kanawha Valley Mem Garden	WV	CMEQ	7551			Mausoleum Lift
664	Kanawha Valley Mem Garden	WV	CMEQ	7552			Lowering Device
664	Kanawha Valley Mem Garden	WV	CMEQ	7553			Backhoe
664	Kanawha Valley Mem Garden	WV	EQUIP	10461		36699	Doosan DC6699 Compressor
664	Kanawha Valley Mem Garden	WV	EQUIP	10188		19882	Lowering Device 5502SK
664	Kanawha Valley Mem Garden	WV	EQUIP	12666			Exmark Lazer 60
664	Kanawha Valley Mem Garden	WV	EQUIP	13826			Exmark Lazer Z SN#400103168
664	Kanawha Valley Mem Garden	WV	EQUIP	14442		PID1353644	Bomag BT 65 Tamper
685	Sunset Memorial Park	WV	CMEQ	3843		13654	AIR COMP, GAS & DIESEL TANK
685	Sunset Memorial Park	WV	CMEQ	4181		14604	HEDGETRIMMER
685	Sunset Memorial Park	WV	CMEQ	4368		15118	Riding Mower
685	Sunset Memorial Park	WV	CMEQ	5178			BACKHOE
685	Sunset Memorial Park	WV	CMEQ	5774			Lowering Device
685	Sunset Memorial Park	WV	CMEQ	8369			Tamper
685	Sunset Memorial Park	WV	CMEQ	8943		872399	Mower
685	Sunset Memorial Park	WV	EQUIP	10513		2335	Mahindra 4530 Tractor
685	Sunset Memorial Park	WV	EQUIP	10336			#5502SK Lowering Device
685	Sunset Memorial Park	WV	EQUIP	11147		16462	LZE740EKC604 Mower
685	Sunset Memorial Park	WV	EQUIP	12684		315616057	Mower - confirm SN
685	Sunset Memorial Park	WV	EQUIP	13217			ExMark 60" Mower

STONEMOR - MOON MSA SCHEDULE 3B (Vehicles)

3 Digit #	Name	State	Unit #	Model Description	V IN
107	Beth Israel Cemetery	NJ	01011186	2019 Chevrolet Equinox LS All-wheel Drive (1XX26)	3GNAXSEVXKS583356
14	Cedar Hill Cemetery	MD	01002286	2011 Ford Super Duty F-350 DRW 2WD Reg Cab WB CA (F3G)	1FDRF3G65BEB26857
14	Cedar Hill Cemetery	MD	01002287	2013 Ford Super Duty F-450 DRW 4WD Reg Cab WB CA (F4H)	1FDUF4HY7DEA70052
14	Cedar Hill Cemetery	MD	01008055	2008 Ford E-150 Commercial Cargo Van (E14)	1FTNE14WX8DA27643
14	Cedar Hill Cemetery	MD	01016563	2019 John Deere 310EP - Backhoe / Loader (310 EP)	1T0310ELHKG353465
14	Cedar Hill Cemetery	PA	01002294	2012 Ford Super Duty F-250 SRW 4WD Reg Cab 137" (F2B)	1FTBF2B68CEC97384
14	Cedar Hill Cemetery	PA	01002295	2007 Ford F-150 2WD Reg Cab (F12)	1FTRF12217NA46976
25	Greenwood Cemetery	PA	01002030	1994 Ford F-350 Chassis Cab Reg Cab WB CA DRW 4WD (F38)	2FDKF38MXRCA61440
25	Greenwood Cemetery	PA	01002070	2000 Chevrolet C/K 3500 Reg Cab 135.5" WB 4WD DRW (CK31003)	1GBJK34R7YF404029
30	Pleasant View Cemetery	PA	01002080	2001 CHEVROLET VENTURE 4DR WAGON EXT (1UM16)	1GNDX03E81D253038
30	Pleasant View Cemetery	PA	01002110	2007 Ford Super Duty F-450 DRW 4WD Reg Cab WB CA (F47)	1FDXF47Y07EB04030
36	Newport Memorial Park	RI	01008056	2002 Ford F-450 Chassis 4x4 SD Regular Cab 141 in. WB DRW HD Heavy (F47)	1FDXF47F12EC20540
36	Newport Memorial Park	RI	01008072	1997 FORD F-150 REG. CAB 4X2 STYLE (F17)	1FTDF1723VNC79564
66	Shenandoah Memorial Park	VA	00993433	2016 Chevrolet Silverado 1500 LS 4x4 Crew Cab 6.6 ft. box 153 in. WB (CK15743)	3GCUKNEC3GG262287
66	Shenandoah Memorial Park	VA	01002016	2005 Ford Super Duty F-450 DRW Crew Cab (F47)	1FDXF47Y15EC02450
67	Sunset Memorial Gardens	VA	01001842	2000 GMC Classic Sierra 3500 HD Reg Cab 159.5" WB C5B (TC31403)	1GDKC34J6YF445979
67	Sunset Memorial Gardens	VA	01002285	1997 Ford F-350 Dump Truck (F47)	1FDLF47G2VEB92937
67	Sunset Memorial Gardens	VA	01002296	1998 Ford F-150 Reg Cab (F17)	1FTZF1728WNB23723
67	Sunset Memorial Gardens	VA	01002298	1988 Chevrolet 1 Ton Chassis-Cabs Cab WB (R943-D)	1GBHR34K9JJ120627
68	Oak Hill Cemetery	VA	01001974	1989 GMC 1 Ton Chassis-Cabs Reg Cab 131.5" WB (C30903)	1GDHC34K5KE524768
107	Beth Israel Cemetery	NJ	01001844	1980 Chevrolet C-10	CCM33AB1407960000
107	Beth Israel Cemetery	NJ	01001854	1998 GMC SIERRA 1500 REG CAB 131.5 (TC10903)	1GTEC14M0WZ851039
107	Beth Israel Cemetery	NJ	01001857	1998 GMC SIERRA 1500 REG CAB 131.5 (TC10903)	1GTEC14M7WZ851037
107	Beth Israel Cemetery	NJ	01001924	2012 Ford Super Duty F-650 Straight Frame Gas Reg Cab (F6H)	3FRNF6HP3CV483491
107	Beth Israel Cemetery	NJ	01002143	1987 Nissan King Cab 4WD SE (23817)	JN6HD16Y0HW003772
107	Beth Israel Cemetery	NJ	01002144	1980 GMC DUMP TRUCK	TCS616V572515
107	Beth Israel Cemetery	NJ	01002145	1988 Ford Trucks	K80CVS11365
107	Beth Israel Cemetery	NJ	01002172	1991 Ford Econoline Cargo Van E150 Super (S14)	1FTES14N7MHB32918
107	Beth Israel Cemetery	NJ	01002173	2014 Ford F-150 2WD Reg Cab (F1C)	1FTMF1CM8EKD78387
107	Beth Israel Cemetery	NJ	01002175	2002 FORD RANGER REG CAB P/U (R10)	1FTYR10U72TA48243
107	Beth Israel Cemetery	NJ	01002178	1986 Chevrolet Pickup	1GBJC34M2GJ181850
107	Beth Israel Cemetery	NJ	01002181	1981 GMC Pickup	1GDE6D1A5BV587896
107	Beth Israel Cemetery	NJ	01002185	1998 GMC SIERRA 1500 REG CAB 131.5 (TC10903)	1GTEC14M3WZ851035
107	Beth Israel Cemetery	NJ	01002188	1982 International SCOUT II	1HTAA17E9CHA15438
107	Beth Israel Cemetery	NJ	01002211	2001 DODGE DAKOTA QUAD CAB 131" (AN1L84)	1B7HL2AN215284740
107	Beth Israel Cemetery	NJ	01002212	1987 Dodge Trucks W250 Sweptline 131" WB 4WD (D6L62)	1B7JW24TXHS356653
107	Beth Israel Cemetery	NJ	01002214	1985 Ford Pickup (F60)	1FDNF60H5FVA30227
107	Beth Israel Cemetery	NJ	01002215	1997 Ford F-350 Dump Truck (F47)	1FDPF70J7VVA33923
107	Beth Israel Cemetery	NJ	01002217	2008 Ford Super Duty F-350 DRW 2WD Reg Cab WB CA (F36)	1FDWF36578ED99920
107	Beth Israel Cemetery	NJ	01002219	2002 FORD EXPLORER XLT 4DR WGN 4WD (U73)	1FMDU73E22ZB46058
107	Beth Israel Cemetery	NJ	01002223	1993 FORD F-150 PICKUP (2WD) (F15)	1FTDF15N4PLA52069
107	Beth Israel Cemetery	NJ	01002224	1992 FORD F-150 PICKUP (2WD) (F15)	1FTEF15N2NNA31730
107	Beth Israel Cemetery	NJ	01016565	2019 John Deere 310EP - Backhoe / Loader (310 EP)	1T0310ELLKG353478
109	Cloverleaf Cemetery	NJ	01001853	2009 Ford Super Duty F-250 SRW 4WD SuperCab (X21)	1FTSX21519EA05797
109	Cloverleaf Cemetery	NJ	01002213	2008 Ford Super Duty F-550 DRW 4WD Reg Cab WB CA (F57)	1FDAF57R28EA49747
109	Cloverleaf Cemetery	NJ	01002225	1996 Ford F-150 Reg Cab WB	1FTEF15YXTLB67297
111	Eastlawn Cemetery	MO	01002226	1998 Ford Ranger Reg Cab (R10)	1FTYR10U7WUB16136

3 Digit #	Name	State	Unit #	Model Description	V IN
112	Rivermonte Cemetery	MO	01002238	1999 CHEVROLET VENTURE 4DR EXT WB 120" (1UM16)	1GNDX03E6XD287066
112	Rivermonte Cemetery	MO	01002277	2004 Ford Super Duty F-350 DRW Reg Cab WB CA 4WD (F37)	1FDWF37S74EA75106
112	Rivermonte Cemetery	MO	01002279	2002 FORD F-150 SUPERCAB 4WD STYLE (X18)	1FTRX18W62KC40341
113	White Chapel Cemetery	MO	01001841	1979 GMC Sierra 1500	TCL339J521858
113	White Chapel Cemetery	MO	01002230	1996 Cadillac Concours	1GBKC34J8TJ108910
113	White Chapel Cemetery	MO	01002231	1997 CHEVROLET C1500 REG CAB P/U 131.5" (CC10903)	1GCEC14W0VZ135872
113	White Chapel Cemetery	MO	01002239	2001 Chrysler Town & Country 4dr LX FWD (RSYH53)	2C4GP443X1R350250
120	Southlawn Memorial Park	VA	01002017	1994 FORD F-150 PICKUP 2WD (F15)	1FTDF15Y4RNA00538
121	Forest Hills Cemetery-East	AL	01016139	2004 Ford F-150 Heritage XL 4x2 Regular Cab Styleside 6.5 ft. box 120 in. WB (F17)	2FTRF17294CA69724
121	Forest Hills Cemetery-East	TN	00991998	2016 Chevrolet Silverado 1500 WT 4x2 Regular Cab 8 ft. box 133 in. WB (CC15903)	1GCNCNEH0GZ322491
121	Forest Hills Cemetery-East	TN	01019261	2019 John Deere Walk Behind Mower - Mower (WBM)	1TCW48HLKHT080091
121	Forest Hills Cemetery-East	TN	01019309	2019 John Deere 4044M - Compact Utility Tractor (4044)	11111111111111111
121	Forest Hills Cemetery-East	TN	01019310	2019 John Deere HPX615E - Utility Vehicle (HPX615E)	11111111111111111
122	Forest Hills Cemetery-South	TN	00991995	2016 Chevrolet Silverado 1500 WT 4x2 Regular Cab 8 ft. box 133 in. WB (CC15903)	1GCNCNEH7GZ318888
123	Forest Hills Cemetery-Midtown	TN	00991997	2016 Chevrolet Silverado 1500 WT 4x2 Regular Cab 8 ft. box 133 in. WB (CC15903)	1GCNCNEH3GZ322615
123	Forest Hills Cemetery-Midtown	TN	01019260	2019 John Deere Walk Behind Mower - Mower (WBM)	1TCW48HLHHT080092
123	Forest Hills Cemetery-Midtown	TN	01019304	2019 John Deere 4044M - Compact Utility Tractor (4044)	11111111111111111
124	Sunset Memorial Park - MD	MD	01002300	2000 Chevrolet C/K 3500 Crew Cab 4dr 154.5" WB 4WD DRW (CK30743)	1GCHK33J8YF419693
125	Lee Memorial Park	MS	01002243	2012 Ford Super Duty F-250 SRW 4WD SuperCab (X2B)	1FT7X2B65CEB27549
125	Lee Memorial Park	MS	01005039	2006 GMC Sierra 3500 Chassis Work Truck 4x4 Regular Cab 137 in. WB DRW (TK36003)	1GDJK34U76E165600
138	Parkview Memorial Gardens	WV	01001988	1991 Dodge D350 & W350 W350 Cab/Chassis 135" DRW 4WD (AD7L63)	1B6MM3689MS270265
138	Parkview Memorial Gardens	WV	01007780	2017 Chevrolet Silverado 3500HD Chassis WT 4x4 Regular Cab 137.5 in. WB DRW (CK36003)	1GB3KYCG1HZ239695
139	Marion Hill	WV	01019267	2019 John Deere Walk Behind Mower - Mower (WBM)	1TCW48HLPJT090018
139	Marion Hill	WV	01019268	2019 John Deere Walk Behind Mower - Mower (WBM)	1TCW48HLKHT080083
141	Highland Hills Memorial	WV	01001992	2013 Ford Super Duty F-550 DRW 4WD Reg Cab WB CA (F5H)	1FDUF5HTXDEA76647
142	Halycon Hill Memorial Garden	WV	00992319	2016 Mahindra 5555 - Backhoe w Loader (5555)	S30TY1054
142	Halycon Hill Memorial Garden	WV	01009444	2019 Chevrolet Equinox LS All-wheel Drive (1XX26)	2GNAXSEV5K6150719
145	Twin Hills Memorial Park	PA	01001875	2000 GMC Classic Sierra 3500 Reg Cab 135.5" WB 4WD DRW (TK31003)	1GDJK34R3YF411857
145	Twin Hills Memorial Park	PA	01005727	2012 Ford F-250 XL 4x4 SD Regular Cab 8 ft. box 137 in. WB SRW (F2B)	1FTBF2B63CEA50578
145	Twin Hills Memorial Park	PA	01005728	2004 Ford E-350 Chassis Standard Cab SD 138 in. WB DRW (C35)	1FDKF38G8PNA42872
156	Washington National	MD	01002289	2002 Ford Super Duty F-450 DRW Reg Cab 4WD (F47)	1FDXF47F12EB56919
156	Washington National	MD	01002293	2012 Ford Super Duty F-250 SRW 4WD Reg Cab 137" (F2B)	1FTBF2B66CEC97383
172	Davis-Beverly Hills Cemetery	WV	01007779	2017 Chevrolet Silverado 3500HD Chassis WT 4x4 Regular Cab 137.5 in. WB DRW (CK36003)	1GB3KYCG4HZ279124
172	Davis-Beverly Hills Cemetery	WV	01019264	2019 John Deere Walk Behind Mower - Mower (WBM)	1TCW48HLEJT090015
172	Davis-Beverly Hills Cemetery	WV	01019266	2019 John Deere Walk Behind Mower - Mower (WBM)	1TCW48HLPJT090004
173	Davis-Floral Hills Cemetery	WV	01001910	2012 Chevrolet Suburban 1500 LT 4x4 (CK10906)	1GNSKJE78CR256232
173	Davis-Floral Hills Cemetery	WV	01001937	2006 FORD F-350 SD REG DRW 4WD (F37)	1FDWF37Y26EC84650
173	Davis-Floral Hills Cemetery	WV	01001945	2000 Ford Super Duty F-250 Supercab 4WD (X21)	1FTNX21FXYEE32979
176	Woodlawn Memorial Park	WV	01001942	2011 Ford Super Duty F-350 SRW 4WD Crew Cab (W3B)	1FT8W3BT6BEB35774
176	Montgomery Memorial Park	WV	01001951	2007 Chevrolet Silverado 3500 Chassis Classic Work Truck 4x4 Regular Cab 137 in. WB DRW (CK36003)	1GBJK34U27E157799
178	Restlawn Memorial Gardens	WV	01001878	2012 Ford Super Duty F-550 DRW 4WD Reg Cab WB CA (F5H)	1FDUF5HT0CEC86074
178	Restlawn Memorial Gardens	WV	01001939	2005 Ford Super Duty F-450 DRW Crew Cab (F47)	1FDXF47Y55EC02449
178	Restlawn Memorial Gardens	WV	01001960	1980 GMC DUMP TRUCK	1GTDC14Z52F452783
182	Sunset Memorial Park	WV	01001990	2011 Ford Super Duty F-450 DRW 4WD Reg Cab WB CA (F4H)	1FDTF4HTXBEC71280
182	Sunset Memorial Park	WV	01004916	2014 GMC Acadia SLT-1 All-wheel Drive (TV14526)	1GKKVRKD0EJ169939
184	Cemetery Estates - Palm Mem.	WV	01001938	2001 Ford Super Duty F-450 Reg Cab (F46)	1FDXF46S01EB06493
185	Resthaven Memorial Park	WV	00995258	2016 Chevrolet Silverado 3500HD Chassis WT 4x4 Regular Cab 137.5 in. WB DRW (CK36003)	1GB3KYCG9GZ362336
187	Woodlawn Memorial Park	WV	01001991	2012 Ford Super Duty F-450 DRW 4WD Reg Cab WB CA (F4H)	1FDUF4HY2CEC62624
192	Hill Crest Burial	MD	01002290	2005 Ford Super Duty F-450 DRW Crew Cab (F47)	1FDXF47Y55EC02452

3 Digit #	Name	State	Unit #	Model Description	V IN
200	Huntsville Memory	AL	01016959	2015 GMC Sierra 2500HD Base 4x4 Double Cab 6.6 ft. box 144.2 in. WB (TK25753)	1GT22XEG7FZ143520
201	Tricities Memorial Gardens	AL	00990949	2015 Chevrolet Silverado 2500HD WT 4x4 Crew Cab 8 ft. box 167.7 in. WB (CK25943)	1GB1KUEG1FF650381
201	Tricities Memorial Gardens	AL	01001831	1999 CHEVROLET VENTURE 4DR EXT WB 120" (1UM16)	1GNDX03E1XD171564
201	Tricities Memorial Gardens	AL	01016961	2012 Ford F-350 Chassis Lariat 4x2 SD Super Cab 162 in. WB DRW (X3G)	1FD8X3G67CEB88870
201	Tricities Memorial Gardens	AL	01019262	2019 John Deere Walk Behind Mower - Mower (WBM)	1TCW48HLCHT080054
210	Memorial Park Cemetery	IA	01001695	2004 FORD F-250 SD REG CAB SRW 4WD (F21)	1FTNF21L14EB14087
210	Memorial Park Cemetery	IA	01001696	2004 FORD F-250 SD REG CAB SRW 4WD (F21)	1FTNF21LX4ED21092
210	Memorial Park Cemetery	IA	01001698	2002 Pontiac Montana Front-wheel Drive Extended Passenger Van Small Van (2UM16)	1GMDX13EX2D280351
210	Memorial Park Cemetery	IA	01001699	2004 FORD F-150 HERITAGE REG STYLE (F18)	2FTRF182X4CA65681
210	Memorial Park Cemetery	IA	01008975	2019 Chevrolet Express 2500 Work Van Rear-wheel Drive Cargo Van (CG23405)	1GCWGAFG0K1152020
210	Memorial Park Cemetery	IA	01014642	2018 John Deere 5055E - Utility Tractor (5055E)	11111111111111111
212	McHenry County Memorial park	IL	01004519	2000 FORD F-350 SD REG CHAS DRW 4WD (F37)	1FDWF37S5YEE28934
213	Windridge Memorial Park	IL	01001678	2006 Chevrolet Silverado 1500 Work Truck 4x4 Regular Cab 8 ft. box 133 in. WB (CK15903)	1GCEK14X86Z272734
213	Windridge Memorial Park	IL	01001704	2008 Ford Super Duty F-350 DRW 4WD Reg Cab WB CA (F37)	1FDWF37Y88EB77735
216	Highland Cemetery	IN	00998956	2017 RAM 1500 SLT 4x4 Crew Cab 140 in. WB (DS6H98)	3C6RR7LT6HG709512
216	Highland Cemetery	IN	01001659	1996 Dodge Ram 3500 Chassis Cab WB, CA DRW 4WD	1B6MF3650TJ109758
217	Riverview Cemetery	IN	01001647	2000 Ford Super Duty F-250 Reg Cab 137" 4WD (F21)	1FTNF21L9YED96033
218	Park lawn Cemetery & Mausoleum	IN	01001637	2004 CHEVROLET SILVERADO 2500 REG 133" (CK25903)	1GCHK24U74E344486
219	Joseph Valley Memorial Park	IN	01001615	2009 Dodge Ram 2500 SLT 4x4 Quad Cab 140.5 in. WB (DH7H41)	3D7KS28T79G503195
219	Joseph Valley Memorial Park	IN	01001627	1987 Lincoln Town Car 4dr Sedan (M81)	1LNBM81F9HY705841
219	Joseph Valley Memorial Park	IN	01001635	2006 Chevrolet Silverado 3500 Chassis Work Truck 4x4 Regular Cab 137 in. WB DRW (CK36003)	1GBJK34U76E239347
220	Forest Lawn Memory Garden	IN	01001658	2000 DODGE GRAND CARAVAN SE WAGON (NSKH53)	1B4GP44G8YB807176
220	Valhalla Memory Gardens & Crematorium	IN	01001904	2005 Chevrolet Silverado 3500 Chassis Work Truck 4x4 Regular Cab 137 in. WB DRW (CK36003)	1GBJK34UX5E260918
220	Valhalla Memory Gardens & Crematorium	IN	01002456	2009 Ford Super Duty F-550 DRW 4WD Reg Cab WB CA (F57)	1FDAF57R89EB18488
221	Forest Lawn Memorial Park	KY	01002271	2013 Chevrolet Tahoe LT 4x4 (CK10706)	1GNSKBE09DR346435
221	Forest Lawn Memorial Park	KY	01002282	1999 FORD F-250 SD REG CAB SRW 4WD (F21)	1FTNF21LXXED16804
223	Memorial Park Sedalia	MO	01002242	1997 Ford F-350 Chassis Cab Reg Cab WB, CA DRW 4WD (F38)	3FEKF38GXVMA51169
224	Carolina biblical gardens	NC	01002248	1993 Ford Ranger Supercab Styleside 125" WB (R14)	1FTCR14A5PPA63298
226	York Memorial Park	NC	01009225	2012 Chevrolet Silverado 1500 LT 4x4 Crew Cab 5.75 ft. box 143.5 in. WB (CK10543)	1GCPKSE7XCF132937
226	York Memorial Park	NC	01019263	2019 John Deere Walk Behind Mower - Mower (WBM)	1TCW48HLCHT080068
226	York Memorial Park	NC	01019265	2019 John Deere Walk Behind Mower - Mower (WBM)	1TCW48HLVJT090008
227	Forest Hills Memorial Gardens	OH	01002168	2003 Chevrolet Silverado 3500 Chassis 4x4 Extended Cab 161.5 in. WB Heavy (CK36053)	1GBJK39U73E244357
227	Forest Hills Memorial Gardens	OH	01008306	2019 Chevrolet Equinox LS All-wheel Drive (1XX26)	3GNAXSEV8KS512740
227	Forest Hills Memorial Gardens	OH	01019062	2019 John Deere HPX615E - Utility Vehicle (HPX615E)	11111111111111111
228	Crown Hill Memorial Park & Mausoleum	OH	01002151	2011 Ford Super Duty F-350 DRW 4WD Reg Cab WB CA (F3H)	1FDRF3H64BEC03359
229	Resthaven Memory Gardens	OH	01002167	2006 Chevrolet Silverado 3500 Chassis Work Truck 4x4 Regular Cab 137 in. WB DRW (CK36003)	1GBJK34U66E237203
230	West Memory Gardens	OH	01002118	1998 Dodge Ram BR3500 WB DRW 4WD (BR8L63)	3B6MF3652WM234509
230	West Memory Gardens	OH	01002171	1996 Chevrolet C/K 2500 HD Reg Cab 131.5" WB 4WD C6P	1GCGK24R1TE236922
230	West Memory Gardens	OH	01002399	2001 Case 580SM - Backhoe Loader (580SM)	222222222LLLLLLLL
231	Highland Memoral Park	OH	01002153	2000 FORD F-350 SD REG CHAS DRW 4WD (F37)	1FDWF37L3YED86028
231	Highland Memoral Park	OH	01002164	2003 FORD RANGER REG CAB P/U (R10)	1FTYR10U73PB64763
232	Hillside Memorial Park	OH	01002119	2013 Toyota Sienna LE 7 Passenger 4dr All-wheel Drive Passenger Van (5366)	5TDJK3DC1DS054639
232	Hillside Memorial Park	OH	01002154	2005 FORD F-350 SD REG DRW 4WD (F37)	1FDWF37YX5EB15944
233	Northlawn Memorial Garden & crematorium	OH	01002149	2000 Ford Super Duty F-550 Reg Cab WB 4WD (F57)	1FDAF57F5YEA91335
233	Northlawn Memorial Garden & crematorium	OH	01002507	2014 Ford Super Duty F-250 SRW 4WD SuperCab (X2B)	1FT7X2B6XEEB75180
236	Frederick Memorial Chapel	SC	01002042	1993 Ford Econoline Cargo Van E-250 Super (S24)	1FTFS24Y1PHB26069
236	Frederick Memorial Chapel	SC	01002048	2003 Chevrolet Silverado 3500 Chassis 4x2 Extended Cab 161.5 in. WB Heavy (CC36053)	1GBJC39U13E182287
236	Frederick Memorial Chapel	SC	01002156	2005 Ford Super Duty F-450 DRW Crew Cab (F47)	1FDXF47Y35EC02451
237	Graceland East Memorial Park	SC	00995171	2017 Chevrolet Express 2500 Work Van Rear-wheel Drive Cargo Van (CG23405)	1GCWGAFF7H1181806

3 Digit #	Name	State	Unit #	Model Description	V IN
237	Graceland East Memorial Park	SC	01002043	2013 Ford F-150 2WD Reg Cab (F1C)	1FTMF1CMXDKD99384
237	Graceland East Memorial Park	SC	01009391	2014 Ford F-550 Chassis XL 4x4 SD Regular Cab 141 in. WB DRW (F5H)	1FDUF5HY2EEA87364
238	Southwoods Memorial Park	TN	00991978	2016 Chevrolet Silverado 2500HD WT 4x4 Double Cab 8 ft. box 158.1 in. WB (CK25953)	1GC2KUEG8GZ322004
238	Southwoods Memorial Park	TN	00992010	2016 Chevrolet Silverado 1500 WT 4x2 Regular Cab 8 ft. box 133 in. WB (CC15903)	1GCNCNEH5GZ322924
238	Southwoods Memorial Park	TN	01017772	2016 New Holland B95C ROPS RetroExcavator - Tractor (B95C)	NGHH01756
238	Southwoods Memorial Park	TN	01019305	2019 John Deere HPX615E - Utility Vehicle (HPX615E)	11111111111111111
238	Southwoods Memorial Park	TN	01019306	2019 John Deere 4044M - Compact Utility Tractor (4044)	11111111111111111
239	Northridge Woodhaven Cemetery	TN	00991996	2016 Chevrolet Silverado 1500 WT 4x2 Regular Cab 8 ft. box 133 in. WB (CC15903)	1GCNCNEH4GZ319660
248	Floral Garden Park Cemetery	NC	01001691	2011 Ford Super Duty F-250 SRW 4WD SuperCab (X2B)	1FT7X2B65BEC18464
248	Floral Garden Park Cemetery	NC	01002252	2008 Ford F-150 2WD Reg Cab (F12)	1FTRF12W78KC27568
249	Montlawn Memorial Park	NC	00992003	2016 Chevrolet Silverado 1500 WT 4x2 Regular Cab 8 ft. box 133 in. WB (CC15903)	1GCNCNEH1GZ319065
249	Montlawn Memorial Park	NC	01019308	2019 John Deere HPX615E - Utility Vehicle (HPX615E)	1M0615EACKM020173
250	Mountlawn Memorial Park	NC	01003807	2018 Chevrolet Silverado 2500HD WT 4x4 Double Cab 8 ft. box 158.1 in. WB (CK25953)	1GC2KUEG9JZ123289
251	George Washington Cemetery	PA	01002061	2005 FORD F-250 SD REG CAB SRW 4WD (F21)	1FTNF21585EA87778
253	Sunset Memorial Park	PA	00997151	2015 John Deere 310K - Backhoe / Loader (310K)	1T0310KXEEE272121
253	Sunset Memorial Park	PA	01002057	2011 Ford F-150 2WD SuperCrew (W1C)	1FTFW1CT9BFC25182
253	Sunset Memorial Park	PA	01005625	2015 Ford Super Duty F-550 DRW 4WD Reg Cab WB CA (F5H)	1FDUF5HY1FEC18558
253	Sunset Memorial Park	PA	01005626	2005 Ford F-250 XL 4x4 SD Regular Cab 137 in. WB (F21)	1FTNF21535EA96324
255	Greenwood Memorial Gardens	VA	01001973	2011 Chevrolet Silverado 1500 Work Truck 4x2 Regular Cab 8 ft. box 133 in. WB (CC10903)	1GCNCPE08BF179175
256	Sunset Memorial Park	PA	01002021	2007 Ford F-150 2WD Reg Cab (F12)	1FTRF122X7NA34101
275	Roselawn Cemeteries	VA	01023456	2015 Ford F-350 XLT 4x4 SD Regular Cab 8 ft. box 137 in. WB SRW (F3B)	1FDRF3H63FEA15678
282	Panorama Memorial Gardens	VA	01002010	2007 Ford Super Duty F-550 DRW 4WD Reg Cab WB CA (F57)	1FDAF57Y67EB51574
300	Juniata Memorial Park	PA	01002074	1999 GMC Sierra 3500 Reg Cab 135.5" WB 4WD DRW (TK31003)	1GDJK34R0XF087717
303	All Saints Cemetery	PA	00996002	2006 John Deere 410G - Backhoe (410G)	1T0410GX953149
304	All Souls Cemetery	PA	01000649	2016 Chevrolet Silverado 3500HD WT 4x4 Regular Cab 133.6 in. WB DRW (CK35903)	1GB3KYCG8GZ169868
304	All Souls Cemetery	PA	01000664	2016 Chevrolet Silverado 2500HD WT 4x4 Regular Cab 8 ft. box 133.6 in. WB (CK25903)	1GC0KUEG1GZ168338
305	Calvary Cemetery	PA	01000643	2016 Chevrolet Silverado 3500HD WT 4x4 Regular Cab 133.6 in. WB DRW (CK35903)	1GB3KYCG6GZ169724
305	Calvary Cemetery	PA	01000656	2016 Chevrolet Silverado 3500HD WT 4x2 Regular Cab 133.6 in. WB DRW (CC35903)	1GB3CYCG3GZ168866
305	Calvary Cemetery	PA	01000661	2016 Chevrolet Silverado 2500HD WT 4x4 Regular Cab 8 ft. box 133.6 in. WB (CK25903)	1GC0KUEG7GZ169011
305	Calvary Cemetery	PA	01000674	2016 Chevrolet Silverado 2500HD WT 4x4 Regular Cab 8 ft. box 133.6 in. WB (CK25903)	1GC0KUEG7GZ164245
307	Holy Cross Cemetery	PA	01000645	2016 Chevrolet Silverado 3500HD WT 4x4 Regular Cab 133.6 in. WB DRW (CK35903)	1GB3KYCGXGZ168270
307	Holy Cross Cemetery	PA	01000653	2016 Chevrolet Silverado 3500HD WT 4x2 Regular Cab 133.6 in. WB DRW (CC35903)	1GB3CYCG1GZ167523
307	Holy Cross Cemetery	PA	01000659	2016 Chevrolet Silverado 3500HD WT 4x2 Regular Cab 133.6 in. WB DRW (CC35903)	1GB3CYCG0GZ169828
307	Holy Cross Cemetery	PA	01000673	2016 Chevrolet Silverado 2500HD WT 4x4 Regular Cab 8 ft. box 133.6 in. WB (CK25903)	1GC0KUEG2GZ169238
307	Holy Cross Cemetery	PA	01000676	2016 Chevrolet Silverado 2500HD WT 4x4 Regular Cab 8 ft. box 133.6 in. WB (CK25903)	1GC0KUEG9GZ168443
307	Holy Cross Cemetery	PA	01000678	2016 Chevrolet Silverado 2500HD WT 4x4 Regular Cab 8 ft. box 133.6 in. WB (CK25903)	1GC0KUEG5GZ168441
307	Holy Cross Cemetery	PA	01008074	1998 FORD E-350 SUPER CARGO VN 138" (S34)	1FTSE34L1WHA37424
307	Holy Cross Cemetery	PA	01008085	2006 Ford F-250 XL 4x4 SD Regular Cab 137 in. WB SRW (F21)	1FTNF21586EB47429
309	Holy Sepulchre Cemetery	PA	01000647	2016 Chevrolet Silverado 3500HD WT 4x4 Regular Cab 133.6 in. WB DRW (CK35903)	1GB3KYCGXGZ169645
309	Holy Sepulchre Cemetery	PA	01000652	2016 Chevrolet Silverado 3500HD WT 4x2 Regular Cab 133.6 in. WB DRW (CC35903)	1GB3CYCG3GZ166891
309	Holy Sepulchre Cemetery	PA	01000654	2016 Chevrolet Silverado 3500HD WT 4x2 Regular Cab 133.6 in. WB DRW (CC35903)	1GB3CYCG9GZ166619
309	Holy Sepulchre Cemetery	PA	01000662	2016 Chevrolet Silverado 2500HD WT 4x4 Regular Cab 8 ft. box 133.6 in. WB (CK25903)	1GC0KUEG8GZ167607
309	Holy Sepulchre Cemetery	PA	01000670	2016 Chevrolet Silverado 2500HD WT 4x4 Regular Cab 8 ft. box 133.6 in. WB (CK25903)	1GC0KUEG5GZ168326
309	Holy Sepulchre Cemetery	PA	01000671	2016 Chevrolet Silverado 2500HD WT 4x4 Regular Cab 8 ft. box 133.6 in. WB (CK25903)	1GC0KUEG7GZ168716
309	Holy Sepulchre Cemetery	PA	01000675	2016 Chevrolet Silverado 2500HD WT 4x4 Regular Cab 8 ft. box 133.6 in. WB (CK25903)	1GC0KUEG7GZ169056
309	Holy Sepulchre Cemetery	PA	01000677	2016 Chevrolet Silverado 2500HD WT 4x4 Regular Cab 8 ft. box 133.6 in. WB (CK25903)	1GC0KUEG6GZ168352
310	Immaculate Heart of Mary	PA	01000658	2016 Chevrolet Silverado 3500HD WT 4x4 Regular Cab 133.6 in. WB DRW (CK35903)	1GB3KYCG9GZ167899
311	New Cathedral Cemetery	PA	01000641	2016 Chevrolet Silverado 3500HD WT 4x4 Regular Cab 133.6 in. WB DRW (CK35903)	1GB3KYCG5GZ277154
312	Resurrection Cemetery	PA	01000640	2016 Dodge Grand Caravan AVP/SE Front-wheel Drive Passenger Van (RTKH53)	2C4RDGBG0GR125515

3 Digit #	Name	State	Unit #	Model Description	V IN
312	Resurrection Cemetery	PA	01000648	2016 Chevrolet Silverado 3500HD WT 4x4 Regular Cab 133.6 in. WB DRW (CK35903)	1GB3KYCG0GZ169749
312	Resurrection Cemetery	PA	01000650	2016 Chevrolet Silverado 3500HD WT 4x4 Regular Cab 133.6 in. WB DRW (CK35903)	1GB3KYCG5GZ167558
312	Resurrection Cemetery	PA	01000665	2016 Chevrolet Silverado 2500HD WT 4x4 Regular Cab 8 ft. box 133.6 in. WB (CK25903)	1GC0KUEG0GZ165494
312	Resurrection Cemetery	PA	01000666	2016 Chevrolet Silverado 2500HD WT 4x4 Regular Cab 8 ft. box 133.6 in. WB (CK25903)	1GC0KUEG5GZ167094
312	Resurrection Cemetery	PA	01000679	2016 Chevrolet Silverado 2500HD WT 4x4 Regular Cab 8 ft. box 133.6 in. WB (CK25903)	1GC0KUEG7GZ167582
312	Resurrection Cemetery	PA	01008112	2003 Ford F-450 Chassis 4x2 SD Regular Cab 141 in. WB DRW HD Heavy (F46)	1FDXF46S23EA86041
312	Resurrection Cemetery	PA	00992703	2007 John Deere 310TJ - Backhoe / Loader (310TJ)	T0310TJ148767
312	Resurrection Cemetery	PA	00993778	2015 John Deere 310LE - Backhoe (310LE)	1T0310ELTFG283539
312	Resurrection Cemetery	PA	00993781	2015 John Deere 310EK - Backhoe (310EK)	1T0310EKCEG272102
313	St Peter and Paul Cemetery	PA	01000091	2017 Chevrolet Silverado 3500HD Chassis WT 4x4 Regular Cab 137.5 in. WB DRW (CK36003)	1GB3KYCG0HZ265799
313	St Peter and Paul Cemetery	PA	01000646	2016 Chevrolet Silverado 3500HD WT 4x4 Regular Cab 133.6 in. WB DRW (CK35903)	1GB3KYCG4GZ163582
313	St Peter and Paul Cemetery	PA	01000651	2016 Chevrolet Silverado 3500HD WT 4x4 Regular Cab 133.6 in. WB DRW (CK35903)	1GB3KYCG9GZ164744
313	St Peter and Paul Cemetery	PA	01000655	2016 Chevrolet Silverado 3500HD WT 4x2 Regular Cab 133.6 in. WB DRW (CC35903)	1GB3CYCG9GZ166118
313	St Peter and Paul Cemetery	PA	01000660	2016 Chevrolet Silverado 2500HD WT 4x4 Regular Cab 8 ft. box 133.6 in. WB (CK25903)	1GC0KUEG4GZ163943
313	St Peter and Paul Cemetery	PA	01000663	2016 Chevrolet Silverado 2500HD WT 4x4 Regular Cab 8 ft. box 133.6 in. WB (CK25903)	1GC0KUEG7GZ163631
313	St Peter and Paul Cemetery	PA	01000668	2016 Chevrolet Silverado 2500HD WT 4x4 Regular Cab 8 ft. box 133.6 in. WB (CK25903)	1GC0KUEG9GZ164859
313	St Peter and Paul Cemetery	PA	01000672	2016 Chevrolet Silverado 2500HD WT 4x4 Regular Cab 8 ft. box 133.6 in. WB (CK25903)	1GC0KUEG8GZ164254
313	St Peter and Paul Cemetery	PA	01008114	2001 FORD F-250 SD REG CAB SRW 4WD (F21)	1FTNF21L01EB21656
313	St Peter and Paul Cemetery	PA	00998442	2017 John Deere 50G - Excavator (50G)	1FF050GXVHH286208
313	St Peter and Paul Cemetery	PA	01000084	2017 JCB, Inc. 3CX Compact - 12' BHL (3CX)	2454494
313	St Peter and Paul Cemetery	PA	01018966	2019 John Deere 310EP - Backhoe / Loader (310 EP)	1T0310LXAKF358139
314	St John Neumann Cemetery	PA	01000644	2016 Chevrolet Silverado 3500HD WT 4x4 Regular Cab 133.6 in. WB DRW (CK35903)	1GB3KYCG9GZ169765
314	St John Neumann Cemetery	PA	01000657	2016 Chevrolet Silverado 3500HD WT 4x2 Regular Cab 133.6 in. WB DRW (CC35903)	1GB3CYCG1GZ170339
314	St John Neumann Cemetery	PA	01000667	2016 Chevrolet Silverado 2500HD WT 4x4 Regular Cab 8 ft. box 133.6 in. WB (CK25903)	1GC0KUEG0GZ168217
314	St John Neumann Cemetery	PA	01000669	2016 Chevrolet Silverado 2500HD WT 4x4 Regular Cab 8 ft. box 133.6 in. WB (CK25903)	1GC0KUEG4GZ168284
339	Forest Memorial Park - WV	WV	01001911	2012 Ford Super Duty F-450 DRW 4WD Reg Cab WB CA (F4H)	1FDUF4HY0CEC62623
342	Fairview Memorial Gardens - WV	WV	01019198	2019 Spartan RT Pro - 61" 25 HP Kohler (RT PRO)	SRPR161747KC9KB032943
342	Fairview Memorial Gardens - WV	WV	01019199	2019 Spartan RT Pro - 61" 25 HP Kohler (RT PRO)	SRPR161747KC7KB032944
345	West Virginia Memorial Gardens	WV	01001962	1996 Ford F-350 Chassis Cab Reg Cab 137" WB, 60.0" CA DRW 4WD	2FDKF38G5TCA56969
345	West Virginia Memorial Gardens	WV	01001989	2015 Ford Super Duty F-350 DRW 4WD Reg Cab WB CA (F3H)	1FDRF3H69FEB97483
347	Graceland Cemetery West	SC	01002496	2011 Chevrolet Tahoe LT1 4x4 (CK10706)	1GNSKBE01BR382875
347	Graceland Cemetery West	SC	01002504	2013 Chevrolet Suburban 1500 LT 4x4 (CK10906)	1GNSKJE73DR311669
347	Graceland Cemetery West	SC	01007944	2015 Chevrolet Silverado 1500 LT w/1LT 4x2 Crew Cab 6.5 ft. box 153 in. WB (CC15743)	3GCPCREHXFG123575
349	Springhill Memorial Gardens	SC	01002047	1990 Cadillac Brougham 4dr Sedan (6DW69)	1G6DW5476LR730678
350	Forest lawn Cemetery	SC	01002044	2000 FORD E-250 REG ECONO CARGO VAN (E24)	1FTNE24L4YHA05917
350	Forest lawn Cemetery	SC	01002051	1990 Ford F-Super Duty Cab/Chassis DRW (F47)	2FDLF47G8LCA98113
354	Bethlehem Memorial Park	PA	01002094	2009 Ford Super Duty F-550 DRW 4WD Reg Cab WB CA (F57)	1FDAF57Y09EA60321
355	Highland Memorial Gardens	TN	00992002	2016 Chevrolet Silverado 1500 WT 4x2 Regular Cab 8 ft. box 133 in. WB (CC15903)	1GCNCNEH8GZ323842
356	Ridgecrest Cemetery	TN	00992009	2016 Chevrolet Silverado 1500 WT 4x2 Regular Cab 8 ft. box 133 in. WB (CC15903)	1GCNCNEH9GZ319038
356	Ridgecrest Cemetery	TN	01019830	2019 John Deere Z930M Z Trak - Mower (Z930M)	1TC930MCHKT075389
360	Riverside Cemetery	PA	01001870	2011 Ford Super Duty F-250 SRW 4WD Reg Cab 137" (F2B)	1FTBF2B6XBEA15289
360	Riverside Cemetery	PA	01002099	2014 Ford Super Duty F-450 DRW 4WD Reg Cab WB CA (F4H)	1FDUF4HY1EEA80772
362	Green Lawn Cemetery	OH	01002117	1997 Ford F-150 Reg Cab Flareside 120" 4WD (F08)	2FTDF08W1VCA20864
362	Green Lawn Cemetery	OH	01002161	1998 FORD E-150 CARGO VAN 138" WB (E14)	1FTRE1427WHC14746
362	Kingwood Cemetery	OH	01002163	2007 Ford Super Duty F-350 SRW 4WD SuperCab (X31)	1FTWX315X7EA08783
362	Green Lawn Cemetery	OH	01002169	1994 CHEVROLET C1500 PICKUP 117.5"WB (CC10703)	1GCEC14Z8RZ148921
363	Rest Haven Memorial Park	OH	01002166	1995 Chevrolet Sport Van G30 Ext Sport 146" WB (CG31606)	1GAHG39N4SF100500
363	Rest Haven Memorial Park	OH	01010923	2015 John Deere 310K - Backhoe / Loader (310K)	1T0310EKAEG272913
399	Roselawn Burial Park	VA	01002015	2005 Ford Super Duty F-450 DRW Crew Cab (F47)	1FDXF47Y15EC02447

3 Digit #	Name	State	Unit #	Model Description	V IN
399	Roselawn Burial Park	VA	01008070	2014 Ford Escape SE 4dr 4x4 (U9G)	1FMCU9GX0EUB83310
400	Bronswood Cemetery	IL	01001688	1997 FORD F-150 SUPERCAB 2WD STYLE (X17)	1FTDX1764VKD04117
400	Bronswood Cemetery	IL	01001703	2007 Ford Super Duty F-350 DRW 4WD Reg Cab WB CA (F37)	1FDWF37577EB07079
430	Augusta Memorial Park	VA	01002014	2005 FORD F-350 SD REG DRW 4WD (F37)	1FDWF37Y55EA09160
431	Alleghany Memorial Park	VA	01002007	2012 Ford Super Duty F-350 DRW 4WD SuperCab 162" WB 60" CA (X3H)	1FD8X3H62CEB97300
441	Laurelwood Prospect	PA	01002055	1996 Ford F-150 Reg Cab WB 4WD	1FTEF14Y0TLB39431
442	Northshore Gardens of Memories	IL	01001675	2015 Chevrolet Silverado 3500HD Chassis WT 4x4 Regular Cab 162 in. WB DRW (CK36403)	1GB3KYCG5FF575283
442	Northshore Gardens of Memories	IL	01001906	2005 CHEVROLET UPLANDER FWD (CU12216)	1GNDV23L95D250042
443	Highland Memorial park	IL	01005619	2015 Chevrolet Silverado 3500HD Chassis WT 4x4 Regular Cab 162 in. WB DRW (CK36403)	1GB3KYCG4FF550536
449	Oaklawn Maus & memory gds	VA	01001978	2002 CHEVROLET VENTURE 4DR WAGON EXT (1UM16)	1GNDX03E92D270447
455	Blair Memorial Park	PA	01005623	2002 Ford F-250 4x4 SD Regular Cab 137 in. WB HD Large Pick-up (F21)	1FTNF21L52EA91023
457	Centre County Memorial park	PA	01005620	2004 Ford F-250 XL 4x4 SD Regular Cab 137 in. WB HD (F21)	1FTNF21L24EA65921
457	Centre County Memorial park	PA	01005621	1999 Ford Super Duty F-450 Reg Cab (F46)	1FDXF46F1XED62766
457	Centre County Memorial park	PA	01005624	2002 CHEVROLET SUBURBAN 1500 4WD (CK15906)	1GNFK16Z52J177339
462	Woodlawn Memorial Park Association	PA	00995186	2017 Chevrolet Express 2500 Work Van Rear-wheel Drive Cargo Van (CG23405)	1GCWGAFF5H1184090
462	Woodlawn Memorial Park Association	PA	01001884	2002 CHEVROLET SUBURBAN 1500 4WD (CK15906)	1GNFK16ZX2J156910
464	Mt Zion Cemetery & Mausoleum	PA	01002060	2009 Ford Super Duty F-250 SRW 4WD Reg Cab 137" (F21)	1FTNF21579EA59492
464	Mt Zion Cemetery & Mausoleum	PA	01002097	1994 Ford F-350 Chassis Cab Reg Cab WB CA DRW 4WD (F38)	1FDKF38G0REA19072
464	Mt Zion Cemetery & Mausoleum	PA	01005876	2005 Ford F-450 Chassis XL 4x2 SD Regular Cab 141 in. WB DRW (F46)	1FDXF46Y35EA87111
469	Grandview Memorial Park	PA	01002392	2017 New Holland B95B - Tractor Loader Backhoe (B95B)	N8GH21956
469	Grandview Memorial Park	PA	01008082	2008 Ford F-250 XL 4x4 SD Regular Cab 137 in. WB SRW (F21)	1FTNF21588EC87497
470	Woodlawn Memorial Gardens	PA	01000642	2016 Chevrolet Suburban LT 4x4 (CK15906)	1GNSKHKC2GR271129
470	Woodlawn Memorial Gardens	PA	01002056	1989 Ford 1/2 Ton Trucks Styleside WB 4WD (F14)	1FTEF14Y6KLA38960
470	Woodlawn Memorial Gardens	PA	01002093	2007 Ford Super Duty F-550 DRW 4WD Reg Cab WB CA (F57)	1FDAF57Y07EB51571
471	Coraopolis Cemetery	PA	01001872	1997 FORD F-250 HD P/U 4X4 133" WB (F26)	1FTHF26H1VED02725
473	Forest Lawn Cemetery VA	VA	01002013	2015 Ford Super Duty F-450 DRW 4WD Reg Cab WB CA (F4H)	1FDUF4HY2FEA04947
475	Tioga County Memorial Gardens	PA	01008099	1981 GMC Pickup	1GBHK34M2BB119157
492	Birchlawn Burial Park	VA	01008101	2007 Ford F-550 Chassis XL 4x4 SD Regular Cab 141 in. WB DRW (F57)	1FDAF57Y77EB51566
495	Riverview Memorial Garden	PA	01008100	1999 FORD F-150 REG. CAB 4X2 STYLE (F17)	1FTZF1722XNA82829
495	Riverview Memorial Garden	PA	01008103	2000 Dodge Ram 3500 Chassis Cab - 4X4 139" DRW (MAFS140)	3B6MF3656YM205100
495	Riverview Memorial Garden	PA	01022179	2006 Ford F-450 Commercial Cab Chassis (F46)	1FDXF47Y36EB73809
496	Cumberland Valley Memorial	PA	01001868	1977 Chevrolet Trucks	CCL336B138597
496	Cumberland Valley Memorial	PA	01001871	1988 Ford Econoline Cargo Van E150 Cargo WB (E14)	1FTDE14Y2JHA60082
496	Cumberland Valley Memorial	PA	01002065	2002 FORD E-150 REG ECONO VN 138"WB (E14)	1FTRE14232HB08157
496	Cumberland Valley Memorial	PA	01002095	2007 Ford Super Duty F-550 DRW 4WD Reg Cab WB CA (F57)	1FDAF57Y67EB52059
497	Tri-County Memorial Gardens	PA	01008102	2011 Ford Super Duty F-250 SRW 4WD Reg Cab 137" (F2B)	1FTBF2B68BEA81369
499	Russell Memorial Park	VA	01001882	2015 Ford Super Duty F-450 DRW 4WD Reg Cab WB CA (F4H)	1FDUF4HY6FEA47977
511	Evergreen Cemetery North	WV	01001865	2009 Ford Super Duty F-450 DRW 4WD Reg Cab (F47)	1FDAF47Y69EA21453
511	Evergreen Cemetery North	WV	01001940	2005 Ford Super Duty F-450 DRW Crew Cab (F47)	1FDXF47Y75EC02453
519	Glenview Memorial Gardens	WI	01002453	1999 DODGE RAM 1500 QUAD CAB 4WD 139 (BE6L33)	1B7HF13ZXXJ548898
521	Greenlawn Memorial Park WI	WI	00994485	2016 Chevrolet Silverado 3500HD Chassis WT 4x4 Regular Cab 137.5 in. WB DRW (CK36003)	1GB3KYCG5GZ362477
521	Greenlawn Memorial Park WI	WI	01007615	2018 Chevrolet Express 2500 Work Van Rear-wheel Drive Cargo Van (CG23405)	1GCWGAFG0J1333245
522	Highland Memory Gardens WI	WI	00994486	2016 Chevrolet Silverado 3500HD Chassis WT 4x4 Regular Cab 137.5 in. WB DRW (CK36003)	1GB3KYCG5GZ266848
522	Highland Memory Gardens WI	WI	01003118	2013 RAM 1500 4WD Quad Cab 140.5" SLT (DS6H41)	1C6RR7GT5DS695910
522	Roselawn Memory Gardens	WI	01004524	2003 Chevrolet Silverado 2500HD 4x4 Extended Cab 6.5 ft. box 143.5 in. WB Large Pick-up (CK25753)	1GCHK29U83E293684
522	Highland Memory Gardens WI	WI	01004526	1966 INTERNATIONAL INTERNATIONAL - 160 (1CONV)	613301H63065
522	Highland Memory	WI	01019836	2019 John Deere XUV825M - Gator (XUV825M)	11111111111111111
523	Knollwood Memorial Park	WI	00994329	2016 Chevrolet Silverado 3500HD Chassis WT 4x4 Regular Cab 137.5 in. WB DRW (CK36003)	1GB3KYCG5GZ338194
523	Knollwood Memorial Park	WI	01019088	2019 John Deere Z960M Z Trak - Zero-Turn Mower (Z960M)	11111111111111111

3 Digit #	Name	State	Unit #	Model Description	V IN
524	Ledgeview Memorial Park	WI	01000793	2014 GMC Sierra 1500 SLE 4x4 Double Cab 6.6 ft. box 143.5 in. WB (TK15753)	1GTV2UEH9EZ328638
524	Ledgeview Memorial Park	WI	01001954	1998 GMC Sierra 3500 Reg Cab 135.5" WB, 59.7" CA 4WD DRW (TK31003)	1GDJK34R0WF032442
524	Ledgeview Memorial Park	WI	01001955	1997 GMC Sierra 3500 Reg Cab 135.5" WB, 59.7" CA 4WD DRW (TK31003)	1GDJK34R8VF004807
525	Lincoln Memorial Cemetery WI	WI	01004497	1994 Ford F-350 Chassis Cab Reg Cab WB CA DRW 4WD (F38)	1FDKF38G7RNA41442
525	Lincoln Memorial Cemetery WI	WI	01004500	1999 Chevrolet C/K 3500 Reg Cab 135.5" WB 4WD DRW (CK31003)	1GBJK34F8XF027618
526	Milton Lawns Memorial Park	WI	01004527	2003 FORD F-250 SD REG CAB SRW 4WD (F21)	1FTNF21P13EC18497
526	Milton Lawns Memorial Park	WI	01004539	1990 Ford Super Duty F-350 DRW - SD Chassis 138 in. WB DRW (MAFS11)	1FDKF38G3LKA68517
527	Roselawn Memorial Park	WI	00994330	2016 Chevrolet Silverado 3500HD Chassis WT 4x4 Regular Cab 137.5 in. WB DRW (CK36003)	1GB3KYCG6GZ339838
527	Roselawn Memorial Park	WI	00994487	2016 Chevrolet Silverado 2500HD WT 4x4 Crew Cab 6.6 ft. box 153.7 in. WB (CK25743)	1GC1KUEG1GF234781
527	Roselawn Memorial Park	WI	01001689	2005 FORD F-350 SD CREW CAB 4X4 (W31)	1FTWW31PX5ED09670
529	Parklawn Memorial Gardens	PA	01002031	1990 Ford F-Super Duty Cab/Chassis DRW (F47)	2FDLF47GXLCB07569
530	Valhalla Memorial Park	WI	01003179	1997 GMC Sierra 3500 Reg Cab 135.5" WB, 59.7" CA 4WD DRW (TK31003)	1GDJK34F4VF001344
530	Valhalla Memorial Park	WI	01003213	1995 FORD F-350 CAB/CHASSIS 2WD (F37)	1FDKF37GXSEA40373
534	Sunset Memory Gardens	WI	01002483	1999 Chevrolet C/K 3500 Reg Cab 135.5" WB 4WD DRW (CK31003)	1GBJK34F9XF029331
534	Sunset Memory Gardens	WI	01002500	1979 Chevrolet C-30	CE338J125078
534	Sunset Memory Gardens	WI	01002501	1979 Ford F-350	F37BPEE3992
534	Sunset Memory Gardens	WI	01002503	1996 Chevrolet C/K 1500 Reg Cab WB 4WD	1GCEK14W2TZ188587
535	Mormon Coulee Memorial Park	WI	01002454	2001 DODGE RAM 2500 QUAD CAB 4WD 139 (BE7L33)	1B7KF23Z01J561680
535	Mormon Coulee Memorial Park	WI	01002506	1985 Dodge Pickup W-350 Sweptline	1B6MW34WXFS677476
536	Green Lawn Memorial Park	PA	01005622	2009 Ford Super Duty F-450 DRW 4WD Reg Cab (F47)	1FDAF47Y79EA07013
536	Green Lawn Memorial Park	PA	01005663	2011 Ford F-250 XL 4x4 SD Regular Cab 8 ft. box 137 in. WB SRW (F2B)	1FTBF2B63BEB10146
548	Locustwood Memorial Park	NJ	01007511	2011 Ford F-550 Chassis XL 4x4 SD Regular Cab 141 in. WB DRW (F5H)	1FDUF5HY3BEA20882
548	Locustwood Memorial Park	NJ	01007515	2011 Ford Super Duty F-250 SRW 4WD Reg Cab 137" (F2B)	1FTBF2B65BEB10147
583	Mt. Airy Cemetery	PA	01002034	1998 Dodge Ram BR3500 WB DRW 4WD (BR8L63)	3B6MF3651WM211061
583	Mt. Airy Cemetery	PA	01002075	1997 GMC Sierra 3500 Reg Cab 135.5" WB, 59.7" CA 4WD DRW (TK31003)	1GDJK34R9VF015931
583	Mt. Airy Cemetery	PA	01002111	2008 Ford Super Duty F-450 DRW 4WD Reg Cab WB CA (F47)	1FDXF47Y08EB60390
591	Roosevelt Memorial Park	VA	01002022	1998 Ford F-150 Reg Cab (F17)	1FTZF1729WNA44514
598	Fort Hill Memorial Park	VA	01001883	2011 Ford Super Duty F-550 DRW 4WD Reg Cab WB CA (F5H)	1FDUF5HY6BEA70675
601	Glen Haven	MD	01016958	2015 Ford F-550 Chassis XL 4x4 SD Regular Cab 141 in. WB DRW (F5H)	1FDUF5HY5FEA06777
601	Glen Haven	MD	01023193	2011 Ford Super Duty F-350 SRW 4WD Crew Cab (W3B)	1FT8W3BT9BEA05391
604	Crown Hill Cemetery	OH	00992576	2017 Chevrolet Express 2500 Work Van Rear-wheel Drive Cargo Van (CG23405)	1GCWGAFF5H1117960
604	Crown Hill Cemetery	OH	01001852	2011 Ford Super Duty F-550 DRW 4WD Reg Cab WB CA (F5H)	1FDUF5HYXBEA20880
604	Crown Hill Cemetery	OH	01001922	1988 Chevrolet 1 Ton Chassis-Cabs Cab WB (R943-D)	1GBHR34K5JJ117059
604	Crown Hill Cemetery	OH	01002152	2005 FORD F-350 SD REG DRW 4WD (F37)	1FDWF37515EA53291
604	Crown Hill Cemetery	OH	01002160	2002 FORD E-150 REG ECONO VN 138"WB (E14)	1FTRE14242HB12377
604	Crown Hill Cemetery	OH	01002162	2002 Ford Super Duty F-350 SRW Reg Cab 137" 4WD (F31)	1FTSF31L72EA37571
604	Crown Hill Cemetery	OH	01009411	2019 Chevrolet Equinox LS All-wheel Drive (1XX26)	2GNAXSEV4K6146936
606	Butler County Cemetery	OH	01002155	2005 Ford Super Duty F-450 DRW Crew Cab (F47)	1FDXF47Y15EC89038
606	Butler County Cemetery	OH	01002158	2006 FORD F-250 SD REG CAB SRW 4WD (F21)	1FTNF21536EB36256
606	Butler County Cemetery	OH	01002170	2006 CHEVROLET EXPRESS CARGO 1500 135" (CG13405)	1GCEG15X361235217
606	Forest Hill Memorial Garden	OH	01007949	2018 Chevrolet Express 2500 Work Van Rear-wheel Drive Cargo Van (CG23405)	1GCWGAFPXJ1289772
606	Butler County Cemetery	OH	01011897	2012 John Deere 310SK - Backhoe / Loader (310SK)	1T0310SKHCE223632
607	Lakewood Mem Grdns East	TN	01019834	2019 John Deere HPX615E - Utility Vehicle (HPX615E)	11111111111111111
607	Lakewood Mem Grdns East	TN	01019835	2019 John Deere Z930M Z Trak - Mower (Z930M)	1TC930MCAKT072926
613	Cedar Hill Memorial Park	PA	01001920	2008 Ford Super Duty F-450 DRW 4WD Reg Cab WB CA (F47)	1FDXF47YX8EC87499
613	Cedar Hill Memorial Park	PA	01002071	2000 CHEVROLET SILVERADO 1500 REG 119" (CK15703)	1GCEK14W3YZ320571
613	Cedar Hill Memorial Park	PA	01002098	1985 Ford Pickup (F60)	1FDNF70H0FVA23949
614	Grandview Cemetery	PA	01002100	2013 Ford Super Duty F-450 DRW 4WD Reg Cab WB CA (F4H)	1FDUF4HY3DEA52373
617	Lafayette Memorial Park	PA	01002101	2013 Ford Super Duty F-450 DRW 4WD Reg Cab WB CA (F4H)	1FDUF4HY7DEA05928

3 Digit #	Name	State	Unit #	Model Description	V IN
618	Sylvan Heights Cemetery	PA	00995228	2003 Case 580SM - Tractor (580SM)	JJG0375614
618	Sylvan Heights Cemetery	PA	01001876	2013 Ford Econoline Wagon E-350 Super Duty Ext (S3B)	1FBSS3BL5DDA52304
618	Sylvan Heights Cemetery	PA	01002105	2001 FORD F-350 SD REG CHAS DRW 4WD (F37)	1FDWF37F11ED76999
618	Sylvan Heights Cemetery	PA	01007770	2017 GMC Sierra 3500HD Chassis Base 4x4 Regular Cab 137.5 in. WB DRW (TK36003)	1GD32VCG7HZ295128
618	Sylvan Heights Cemetery	PA	01018709	2013 Case 580SN - Tractor (580SN)	JJGN58SNTDC585107
620	Randolph Memorial Park	NC	01001845	2004 CHEVROLET SILVERADO 2500 REG 133" (CC25903)	1GCGC24U74Z139090
621	Alamance Memorial Park	NC	01003183	2009 Dodge Ram 2500 SLT 4x4 Quad Cab 160.5 in. WB (DH7H42)	3D7KS28T99G542404
622	West Lawn Memorial Park	NC	01002196	2001 CHEVROLET SILVERADO 2500HD CREW (CC25743)	1GCHC23U31F130681
623	Wayne Memorial Park	NC	01002247	2014 Ford Super Duty F-450 DRW 4WD Reg Cab WB CA (F4H)	1FDUF4HY3EEA80773
625	Lakeview Memory Park	NC	01001916	2010 Ford Fusion 4dr Sdn SE FWD (P0H)	3FAHP0HA5AR364739
625	Lakeview Memory Park	NC	01002197	2011 Chevrolet Silverado 1500 Work Truck 4x4 Regular Cab 8 ft. box 133 in. WB (CK10903)	1GCNKPE0XBZ107847
625	Lakeview Memorial Park	NC	01002253	2002 FORD RANGER REG CAB P/U (R10)	1FTYR10U32PB22380
625	Lakeview Memory Park	NC	01003804	2018 Chevrolet Silverado 2500HD WT 4x4 Double Cab 8 ft. box 158.1 in. WB (CK25953)	1GC2KUEG9JZ124507
627	Pinelawn Memorial Park	NC	01001926	2013 Ford F-150 2WD Reg Cab (F1C)	1FTMF1CM3DKF16058
627	Pinelawn Memorial Park	NC	01002209	1993 GMC C & K Series Pickup	VGCEC1424PE228138
628	Skyline Memorial Park	NC	01002249	2013 Ford F-150 4WD Reg Cab (F1E)	1FTMF1EM0DKD99388
630	Oaklawn Memorial Gardens	NC	00992008	2016 Chevrolet Silverado 1500 WT 4x2 Regular Cab 8 ft. box 133 in. WB (CC15903)	1GCNCNEHXGZ318416
630	Oaklawn Memorial Gardens	NC	01001849	2011 Ford Super Duty F-550 DRW 4WD Reg Cab WB CA (F5H)	1FDUF5HY5BEA23007
636	Lakeview Memory Gardens	AL	01001817	2012 Ford Super Duty F-450 DRW 4WD Reg Cab WB CA (F4H)	1FDUF4HY6CEC01728
636	Lakeview Memory Gardens	AL	01001823	1992 Chevrolet Chevy Van G10 WB (CG11005)	1GCDG15H2N7131401
637	Crestwood Memorial	AL	00991987	2016 Chevrolet Silverado 1500 WT 4x2 Regular Cab 8 ft. box 133 in. WB (CC15903)	1GCNCNEH3GZ319441
637	Crestwood Memorial	AL	01001815	1997 Ford F-350 Chassis Cab Reg Cab WB, CA DRW 4WD (F38)	1FDKF38G9VEB66579
637	Crestwood Memorial	AL	01001824	2001 CHEVROLET SILVERADO 1500 REG 119" (CC15703)	1GCEC14W51Z322440
638	Forest Lawn Gardens	AL	01001814	1985 Ford Pickup (F60)	1F00E14F0FHA01744
638	Forest Lawn Gardens	AL	01011124	2011 Ford F-450 Chassis XL 4x2 SD Regular Cab 141 in. WB DRW (F4G)	1FDTF4GY2BEB43368
639	Ridout's Forest Crest	AL	00991992	2016 Chevrolet Silverado 1500 WT 4x2 Regular Cab 8 ft. box 133 in. WB (CC15903)	1GCNCNEH8GZ321752
639	Forest Crest Cemetery	AL	01001899	2011 Ford Super Duty F-550 DRW 4WD Reg Cab WB CA (F5H)	1FDUF5HY8BEA70676
640	Ridout's Forest Hill Cemetery	AL	00991993	2016 Chevrolet Silverado 1500 WT 4x2 Regular Cab 8 ft. box 133 in. WB (CC15903)	1GCNCNEH7GZ319894
640	Ridout's Forest Hill Cemetery	AL	01001816	2012 Ford Super Duty F-450 DRW 4WD Reg Cab WB CA (F4H)	1FDUF4HY0CEB33328
641	Walker Memory Gardens	AL	00992014	2016 Chevrolet Silverado 1500 WT 4x2 Regular Cab 8 ft. box 133 in. WB (CC15903)	1GCNCNEH8GZ319306
643	Olinger's Evergreen	CO	01001896	2010 Chevrolet Silverado 2500HD Work Truck 4x4 Regular Cab 8 ft. box 133 in. WB (CK20903)	1GC3KVBG0AF119888
644	Old Mission Wichita Park	KS	01001604	2010 Chevrolet Express 2500 Work Van Rear-wheel Drive Cargo Van (CG23405)	1GCZGFBA7A1156401
644	Old Mission Wichita Park	KS	01001619	2008 Ford Super Duty F-350 DRW 4WD Reg Cab WB CA (F37)	1FDWF37548EE59876
644	Old Mission Wichita Park	KS	01001621	1998 Buick LeSabre 4dr Sdn Custom (4HP69)	1G4HP52K6WH445648
644	Old Mission Wichita Park	KS	01001623	1979 Chevrolet C-30	1G7DC14Z60Z521656
644	Old Mission Wichita Park	KS	01001624	1999 CHEVROLET ASTRO CARGO VAN 111.2 (CM11005)	1GCDM19WXXB137013
644	Forest Hill Cavalry	MO	01001902	2009 Ford Super Duty F-250 SRW 4WD SuperCab (X21)	1FTSX21539EA48828
645	White Chapel	KS	01001625	1994 Chevrolet C2500 - 4x2 (CC20903)	1GCFC24K5RE215477
647	Floral Lawn Memorial Gardens	MI	01002269	1999 CHEVROLET VENTURE 4DR EXT WB 120" (1UM16)	1GNDX03E4XD298275
647	Floral Lawn Memorial Gardens	MI	01002305	2011 Ford Super Duty F-350 DRW 4WD Reg Cab WB CA (F3H)	1FDRF3H61BEA32537
647	Roseland Memorial Gardens	MI	01003543	2014 Chevrolet Silverado 1500 Work Truck w/1WT 4x4 Crew Cab 6.5 ft. box 153.5 in. WB (CK15743)	3GCUKREC2EG435155
651	Floral Gardens	MI	01001932	2004 Ford Super Duty F-350 DRW Reg Cab WB CA 4WD (F37)	1FDWF37S44ED76108
651	Floral Gardens	MI	01002258	1999 FORD F-250 SD REG CAB SRW 4WD (F21)	1FTNF21L0XEB50244
652	Roseland Memorial Gardens	MI	01002256	2005 FORD F-250 SD REG CAB SRW 4WD (F21)	1FTNF21515EC24852
652	Roseland Memorial Gardens	MI	01002307	1999 Ford Super Duty F-350 DRW Reg Cab WB 4WD (F37)	1FDWF37L0XEC16594
652	Roseland Memorial Gardens	MI	01004220	2004 CHEVROLET VENTURE 4DR WAGON EXT (1UM16)	1GNDX03E54D229929
653	Old Dominion	VA	01002009	2007 Ford Super Duty F-550 DRW 4WD Reg Cab WB CA (F57)	1FDAF57Y27EB51572
655	Forest Hill Cavalry	MO	01001840	2000 FORD E-250 REG ECONO CARGO VAN (E24)	1FTNE24LXYHB23759
655	Forest Hill Cavalry	MO	01001930	2009 Ford F-150 4WD Reg Cab 145" (F14)	1FTVF14V19KC08129

3 Digit #	Name	State	Unit #	Model Description	V IN
655	Forest Hill Cavalry	MO	01002241	2014 RAM 2500 4WD Crew Cab 149" SLT (DJ7H91)	3C6UR5DL9EG236410
655	Forest Hill Cavalry	MO	01002278	1999 Ford Ranger (R10)	1FT7R10V9XPA36328
661	Floral Lawn	IL	01001679	1998 GMC Sierra 3500 Reg Cab 135.5" WB, 59.7" CA 4WD DRW (TK31003)	1GDJK34R5WF006600
661	Floral Lawn	IL	01001681	1998 GMC Sierra 3500 Reg Cab 135.5" WB, 59.7" CA 4WD DRW (TK31003)	1GDJK34RXWF006382
661	Floral Lawn	IL	01009920	2013 Dodge Grand Caravan SXT Front-wheel Drive Passenger Van (RTKM53)	2C4RDGCG1DR576172
663	Calvary Cemetery & Crematorium	IN	01001611	1997 Ford F-150 Reg Cab (F17)	2FTDF1724VCA31555
663	Calvary Cemetery & Crematorium	IN	01001634	2002 Chevrolet Silverado 3500 Chassis 4x4 Regular Cab 137 in. WB Heavy (CK36003)	1GBJK34U52E254228
663	Calvary Cemetery & Crematorium	IN	01001653	1983 Chevrolet Pickup K30	1GBHK34M1DV110936
664	Kanawha Valley Memorial Garden	WV	01001993	2015 Ford Super Duty F-550 DRW 4WD Reg Cab WB CA (F5H)	1FDUF5HY3FEA89545
671	Bethel Memorial Park	NJ	01022751	2008 Ford F-450 XLT 4x4 SD Crew Cab 172 in. WB (W43)	1FDXF47Y68ED86904
685	Sunset Memorial Park	WV	01001912	2014 Ford Super Duty F-550 DRW 4WD Reg Cab WB CA (F5H)	1FDUF5HYVEEA44130
685	Sunset Memorial Park	WV	01001994	2014 Ford Super Duty F-550 DRW 4WD Reg Cab WB CA (F5H)	1FDUF5HY4EEA44130
685	Sunset Memorial Park	WV	01002203	2012 Chevrolet Suburban 1500 LT 4x4 (CK10906)	1GNSKJE7XCR199581
693	Chartiers Cemetery Company	PA	01001919	2008 Ford Super Duty F-350 DRW 4WD Reg Cab WB CA (F37)	1FDWF37Y38EE27463
693	Chartiers Cemetery Company	PA	01002063	2010 Ford Super Duty F-250 SRW 4WD Reg Cab 137" (F2B)	1FTNF2B51AEB07264
693	Chartiers Cemetery Company	PA	01006418	2018 GMC Sierra 2500HD Base 4x4 Regular Cab 8 ft. box 133.6 in. WB (TK25903)	1GT02REGXJZ234633
705	Laurelwood Prospect	PA	01002062	2009 Ford Super Duty F-250 SRW 4WD Reg Cab 137" (F21)	1FTNF215X9EA07015
705	Laurelwood Prospect	PA	01002109	2008 Ford Super Duty F-450 DRW 4WD Reg Cab WB CA (F47)	1FDXF47RX8EC39283
716	Wicomico Memorial Parks	MD	01002291	1997 FORD EXPLORER 4DR WAGON 4X4 (U34)	1FMDU34X3VUB37119
716	Wicomico Memorial Parks	MD	01008981	2019 Chevrolet Express 2500 Work Van Rear-wheel Drive Cargo Van (CG23405)	1GCWGAFG9K1149293
717	Sunrise Memorial Gardens	MI	01002255	2004 Ford Super Duty F-350 DRW Reg Cab WB CA 4WD (F37)	1FDWF37S94ED76105
717	Sunrise Memorial Gardens	MI	01002276	2007 Chevrolet Silverado 1500 LT1 4x4 Extended Cab 6.6 ft. box 143.5 in. WB (CK10753)	2GCEK19J371643930
718	Mt. Ever Rest Memorial Park South	MI	01001850	2009 Ford Super Duty F-350 DRW 4WD Reg Cab WB CA (F37)	1FDWF37Y09EA16068
718	Mt. Ever Rest Memorial Park South	MI	01002257	2009 Ford Super Duty F-250 SRW 4WD Reg Cab 137" (F21)	1FTNF21579EA46175
718	Mt. Ever Rest Memorial Park South	MI	01002260	2006 FORD E-150 REG ECONO VN 138"WB (E14)	1FTRE14W36DA31211
718	Mt. Ever Rest Memorial Park South	MI	01002308	2001 FORD F-350 SD REG CHAS DRW 4WD (F37)	1FDWF37S11EB67176
720	Chapel Hill Memorial Gardens	MI	01002268	2005 CHEVROLET UPLANDER FWD (CU12216)	1GNDV23L65D253321
720	Chapel Hill Memorial Gardens	MI	01002274	2005 BUICK LACROSSE CX SEDAN (4WC19)	2G4WC532551254807
720	Chapel Hill Memorial Gardens	MI	01002309	2001 FORD F-350 SD REG CHAS DRW 4WD (F37)	1FDWF37S31EB67177
721	East Lawn Memorial Gardens	MI	01001837	1997 Chevrolet C/K 3500 Reg Cab 135.5" WB, 59.7" CA 4WD DRW (CK31003)	1GBJK34R4VF053723
721	East Lawn Memorial Gardens	MI	01002267	1999 CHEVROLET 1500 EXPRESS CRGO REG 135 (CG11405)	1GCEG15WXX1137147
722	DeepDale Memorial Gardens	MI	01002259	2003 FORD E-150 REG ECONO VN 138"WB (E14)	1FTRE14263HA46738
722	DeepDale Memorial Gardens	MI	01002304	2009 Ford Super Duty F-550 DRW 4WD Reg Cab WB CA (F57)	1FDAF57R29EB30510
723	Flint Memorial Park	MI	01002254	2002 Ford Super Duty F-350 DRW Reg Cab WB CA 4WD (F37)	1FDWF37S92EC33524
723	Flint Memorial Park	MI	01002263	2010 Ford Super Duty F-350 SRW 4WD Reg Cab 137" (F3B)	1FTWF3B57AEB27738
723	Flint Memorial Park	MI	01002273	2009 Dodge Grand Caravan SXT Front-wheel Drive Passenger Van (RTKP53)	2D8HN54129R530446
723	Flint Memorial Park	MI	01002310	2009 Ford Super Duty F-350 DRW 4WD Reg Cab WB CA (F37)	1FDWF37579EB29263
724	Christian Memorial Gardens West	MI	00998658	2016 Chevrolet Express 2500 Work Van Rear-wheel Drive Cargo Van (CG23405)	1GCWGAFF0G1244078
724	Christian Memorial Gardens West	MI	01001929	2000 MERCURY GRAND MARQUIS GS SEDAN (M74)	2MEFM74W3YX665119
724	Christian Memorial Gardens West	MI	01001931	1995 FORD E-350 CUTAWAY VAN (E37)	1FDKE37F5SHB70571
724	Christian Memorial Gardens West	MI	01002262	2010 Ford Super Duty F-350 SRW 4WD Reg Cab 137" (F3B)	1FTWF3B54AEB27583
724	Christian Memorial Gardens West	MI	01002272	2008 GMC Savana Work Van All-wheel Drive G1500 Cargo Van (TH13405)	1GTFH154381190483
724	Christian Memorial Gardens West	MI	01002306	2009 Ford Super Duty F-350 DRW 4WD Reg Cab WB CA (F37)	1FDWF37509EA92654
727	Forest Lawn Garden	PA	01002029	1996 Ford F-350 Chassis Cab Reg Cab 137" WB, 60.0" CA DRW 4WD	2FDKF38G4TCA66473
727	Forest Lawn Garden	PA	01002032	1982 Chevrolet Pickup 4WD 2dr K30	2GBHK34M1C1168559
729	Fairlawn	KS	01001603	2004 CHEVROLET SILVERADO 2500 REG 133" (CK25903)	1GCHK24U54E303094
729	Fairlawn	KS	01001618	1997 Ford F-350 Chassis Cab Reg Cab WB, CA DRW 4WD (F38)	1FDKF38F8VEB66578
730	Lincoln Memorial Cemetery WI	WI	01001638	2005 GMC Sierra 3500 Chassis Base 4x2 Regular Cab 161.5 in. WB DRW (TC36403)	1GDJC34U35E118785
730	Lincoln Memorial Cemetery WI	WI	01001662	1987 Chevrolet S-10	1FCTF1576HLA03026

3 Digit #	Name	State	Unit #	Model Description	V IN
730	Lincoln Memorial Cemetery WI	WI	01001669	2007 FORD F-250 SD REG CAB SRW 4WD (F21)	1FTNF21587EA19130
731	Forest Lawn Memory Garden	IN	01001613	2014 RAM 2500 4WD Crew Cab 149" Tradesman (DJ7L91)	3C6UR5CL7EG243762
731	Forest Lawn Memory Garden	IN	01001616	2003 FORD F-250 SD REG CAB SRW 4WD (F21)	3FTNF21L93MB44477
731	Forest Lawn Memory Garden	IN	01001664	2010 Ford Super Duty F-350 DRW 4WD Reg Cab WB CA (F3H)	1FDWF3HY0AEB34639
731	Forest Lawn Cemetery	IN	01001665	1999 Ford Ranger (R10)	1FT4R10V9XVAZ1667
731	Forest Lawn Cemetery	IN	01001668	2002 FORD E-250 REG ECONO CARGO VAN (E24)	1FTNE24242HB16921
732	Covington Memorial	IN	00994246	2016 Buick Enclave Leather Front-wheel Drive (4R14526)	5GAKRBKDXGJ337467
732	Covington Memorial	IN	01017631	2008 Chevrolet Silverado 3500HD Chassis Work Truck 4x4 Regular Cab 161.5 in. WB DRW (CK31403)	1GBJK346X8E199043
732	Covington Memorial	IN	01019307	2019 John Deere HPX615E - Utility Vehicle (HPX615E)	11111111111111111
733	Chapel Hill Memorial Gardens	IN	01001609	1998 FORD WINDSTAR WAGON (A51)	2FMZA5144WBD41178
733	Chapel Hill Memorial Gardens	IN	01001652	2010 Chevrolet Silverado 3500HD Chassis Work Truck 4x4 Regular Cab 137 in. WB DRW (CK31003)	1GB6KZBK7AF112031
734	Garden of Memory	IN	01001612	1989 Jeep Wrangler 2dr "S" (YJJE77)	2J4FY19E6KJ143270
734	Garden of Memory	IN	01001629	1994 PLYMOUTH Voyager 3dr Grand LE 119" WB (ASHP53)	1P4GH54R2RX102672
734	Garden of Memory	IN	01001633	2008 Chevrolet Silverado 3500HD Chassis Work Truck 4x4 Regular Cab 137 in. WB DRW (CK31003)	1GBJK34K98E158481
734	Garden of Memory	IN	01001702	2013 RAM 1500 4WD Quad Cab 140.5" SLT (DS6H41)	1C6RR7GT7DS675058
734	Garden of Memory	IN	01001966	1985 Jeep CJ 4WD CJ7	1JCUM87A6FT169190
735	Chapel Hill Memorial	MI	01001851	2009 Ford Super Duty F-350 DRW 4WD Reg Cab WB CA (F37)	1FDWF37Y89EA33099
735	Chapel Hill Memorial Gardens	MI	01002261	2009 Ford Super Duty F-350 SRW 4WD Reg Cab 137" (F31)	1FTWF31539EB19178
735	Chapel Hill Memorial Cemetery	MI	01019311	2019 John Deere HPX615E - Utility Vehicle (HPX615E)	1M0615EAPKM020587
737	Royal Oak Cemetery	OH	01001866	2011 Ford Super Duty F-550 DRW 4WD Reg Cab WB CA (F5H)	1FDUF5HY1BEA20881
747	Crestview Memorial Park	NC	00991994	2016 Chevrolet Silverado 1500 WT 4x2 Regular Cab 8 ft. box 133 in. WB (CC15903)	1GCNCNEH5GZ319702
747	Crestview Memorial Park	NC	01002206	2004 Ford F-150 Heritage Reg Cab (F17)	2FTRF17244CA35819

STONEMOR - MOON MSA SCHEDULE 4

1H'20/ Month (Rollout Period)										2H'20/ Month		2021		2022		2023		2024
3 Digit # 4 Digit #Name			JAN	FEB	MARAPRMAYJUNJUL					MonthlyTotal		Monthly	Annual	MonthlyAnnual		MonthlyAnnual		Monthly	Annual
251	251	George Washington Cemetery	9,253	9,253	9,253	18,378	29,079	29,079	29,079	29,079	278,769	29,661	355,928	30,254	363,047	30,859	370,308	31,476	377,714
253	253	Sunset Memorial Park NE	9,253	9,253	9,253	18,378	29,079	29,079	29,079	29,079	278,769	29,661	355,928	30,254	363,047	30,859	370,308	31,476	377,714
360	5559	Riverside Cemetery	9,253	9,253	9,253	18,378	29,079	29,079	29,079	29,079	278,769	29,661	355,928	30,254	363,047	30,859	370,308	31,476	377,714
919	919	Kirk & Nice @ Sunset	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
920	920	Kirk & Nice Funeral Home	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
441	5586	Prospect Cemetery	3,874	3,874	3,874	6,970	13,290	13,290	13,290	13,290	124,915	13,556	162,674	13,827	165,928	14,104	169,246	14,386	172,631
705	5819	Laurelwood Cemetery	3,874	3,874	3,874	6,970	13,290	13,290	13,290	13,290	124,915	13,556	162,674	13,827	165,928	14,104	169,246	14,386	172,631
354	5517	Bethlehem Memorial Park	3,874	3,874	3,874	6,970	13,290	13,290	13,290	13,290	124,915	13,556	162,674	13,827	165,928	14,104	169,246	14,386	172,631
462	5626	Woodlawn Memorial Park Assn.	3,874	3,874	3,874	6,970	13,290	13,290	13,290	13,290	124,915	13,556	162,674	13,827	165,928	14,104	169,246	14,386	172,631
613	613	Cedar Hill Memorial Park	3,874	3,874	3,874	6,970	13,290	13,290	13,290	13,290	124,915	13,556	162,674	13,827	165,928	14,104	169,246	14,386	172,631
614	614	Grandview Cemetery	3,874	3,874	3,874	6,970	13,290	13,290	13,290	13,290	124,915	13,556	162,674	13,827	165,928	14,104	169,246	14,386	172,631
615	615	Laurel Cemetery	3,874	3,874	3,874	6,970	13,290	13,290	13,290	13,290	124,915	13,556	162,674	13,827	165,928	14,104	169,246	14,386	172,631
616	616	Arlington Memorial Park	3,874	3,874	3,874	6,970	13,290	13,290	13,290	13,290	124,915	13,556	162,674	13,827	165,928	14,104	169,246	14,386	172,631
816	816	Weber Funreral Home	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
817	817	Weber Funeral Home	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
818	818	Norcross-Weber FH	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
25	2127	Greenwood Cemetery	3,425	3,425	3,425	4,049	9,750	9,750	9,750	9,750	92,322	9,945	119,338	10,144	121,725	10,347	124,159	10,554	126,642
30	2137	Pleasant View Cemetery	3,425	3,425	3,425	4,049	9,750	9,750	9,750	9,750	92,322	9,945	119,338	10,144	121,725	10,347	124,159	10,554	126,642
403	5569	Morris Cemetery	9,253	9,253	9,253	18,378	29,079	29,079	29,079	29,079	278,769	29,661	355,928	30,254	363,047	30,859	370,308	31,476	377,714
464	5628	Mt. Zion Cemetery & Mausoleum	9,253	9,253	9,253	18,378	29,079	29,079	29,079	29,079	278,769	29,661	355,928	30,254	363,047	30,859	370,308	31,476	377,714
469	5633	Grand View Memorial Park	3,425	3,425	3,425	4,049	9,750	9,750	9,750	9,750	92,322	9,945	119,338	10,144	121,725	10,347	124,159	10,554	126,642
470	5634	Woodlawn Memorial Gardens - PA	3,425	3,425	3,425	4,049	9,750	9,750	9,750	9,750	92,322	9,945	119,338	10,144	121,725	10,347	124,159	10,554	126,642
495	5672	Riverview Memorial Gardens	3,425	3,425	3,425	4,049	9,750	9,750	9,750	9,750	92,322	9,945	119,338	10,144	121,725	10,347	124,159	10,554	126,642
496	5673	Cumberland Valley Memorial	3,425	3,425	3,425	4,049	9,750	9,750	9,750	9,750	92,322	9,945	119,338	10,144	121,725	10,347	124,159	10,554	126,642
497	5674	Tri County Memorial Gardens	3,425	3,425	3,425	4,049	9,750	9,750	9,750	9,750	92,322	9,945	119,338	10,144	121,725	10,347	124,159	10,554	126,642
498	5675	Blue Ridge Memorial Gardens	3,425	3,425	3,425	4,049	9,750	9,750	9,750	9,750	92,322	9,945	119,338	10,144	121,725	10,347	124,159	10,554	126,642
501	5698	Prospect Hill	3,425	3,425	3,425	4,049	9,750	9,750	9,750	9,750	92,322	9,945	119,338	10,144	121,725	10,347	124,159	10,554	126,642
502	5699	Westminster Cemetery	3,425	3,425	3,425	4,049	9,750	9,750	9,750	9,750	92,322	9,945	119,338	10,144	121,725	10,347	124,159	10,554	126,642
811	811	Heintzelman FH Centre Co	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
145	2240	Twin Hills Memorial Park	2,367	2,367	2,367	2,367	3,707	10,521	10,521	10,521	86,818	10,731	128,773	10,946	131,348	11,165	133,975	11,388	136,655
300	2267	Juniata Memorial Park	2,367	2,367	2,367	2,367	3,707	10,521	10,521	10,521	86,818	10,731	128,773	10,946	131,348	11,165	133,975	11,388	136,655
455	5619	Blair Memorial Park	2,367	2,367	2,367	2,367	3,707	10,521	10,521	10,521	86,818	10,731	128,773	10,946	131,348	11,165	133,975	11,388	136,655
457	5621	Centre County Memorial Park	2,367	2,367	2,367	2,367	3,707	10,521	10,521	10,521	86,818	10,731	128,773	10,946	131,348	11,165	133,975	11,388	136,655
475	5771	Tioga County Memorial Gardens	2,367	2,367	2,367	2,367	3,707	10,521	10,521	10,521	86,818	10,731	128,773	10,946	131,348	11,165	133,975	11,388	136,655
529	5682	Parklawn Memorial Gardens	2,367	2,367	2,367	2,367	3,707	10,521	10,521	10,521	86,818	10,731	128,773	10,946	131,348	11,165	133,975	11,388	136,655
536	5713	Green Lawn Memorial Park	2,367	2,367	2,367	2,367	3,707	10,521	10,521	10,521	86,818	10,731	128,773	10,946	131,348	11,165	133,975	11,388	136,655
466	5630	Greene County Memorial Park	2,040	2,040	2,040	2,040	7,895	10,944	10,944	10,944	92,663	11,163	133,956	11,386	136,635	11,614	139,367	11,846	142,155
617	617	Lafayette Memorial Park	2,040	2,040	2,040	2,040	7,895	10,944	10,944	10,944	92,663	11,163	133,956	11,386	136,635	11,614	139,367	11,846	142,155
618	618	Sylvan Heights Cemetery	2,040	2,040	2,040	2,040	7,895	10,944	10,944	10,944	92,663	11,163	133,956	11,386	136,635	11,614	139,367	11,846	142,155
727	727	FOREST LAWN GDNS	2,040	2,040	2,040	2,040	7,895	10,944	10,944	10,944	92,663	11,163	133,956	11,386	136,635	11,614	139,367	11,846	142,155
813	813	Stephen R.Hakey FH	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
459	5623	Mt. Lebanon Cemetery - PA	2,040	2,040	2,040	2,040	7,895	10,944	10,944	10,944	92,663	11,163	133,956	11,386	136,635	11,614	139,367	11,846	142,155
460	5624	South Side Cemetery	2,040	2,040	2,040	2,040	7,895	10,944	10,944	10,944	92,663	11,163	133,956	11,386	136,635	11,614	139,367	11,846	142,155
471	5635	Coraopolis Cemetery	3,725	3,725	3,725	3,725	8,472	10,945	10,945	10,945	99,987	11,164	133,965	11,387	136,645	11,615	139,378	11,847	142,165
693	5833	Chartiers Cemetery Company	2,040	2,040	2,040	2,040	7,895	10,944	10,944	10,944	92,663	11,163	133,956	11,386	136,635	11,614	139,367	11,846	142,155
451	5615	Castleview Memorial Park	3,725	3,725	3,725	3,725	8,472	10,945	10,945	10,945	99,987	11,164	133,965	11,387	136,645	11,615	139,378	11,847	142,165
453	5617	Crestview Memorial Park	3,725	3,725	3,725	3,725	8,472	10,945	10,945	10,945	99,987	11,164	133,965	11,387	136,645	11,615	139,378	11,847	142,165
463	5627	Sunset Hill Memorial Gardens	3,725	3,725	3,725	3,725	8,472	10,945	10,945	10,945	99,987	11,164	133,965	11,387	136,645	11,615	139,378	11,847	142,165
583	5705	Mt. Airy Cemetery	3,725	3,725	3,725	3,725	8,472	10,945	10,945	10,945	99,987	11,164	133,965	11,387	136,645	11,615	139,378	11,847	142,165
812	812	Kyper FH @ Mt. Royal	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
66	2076	Shenandoah Memorial Park	6,115	6,115	6,115	11,273	12,652	12,652	12,652	12,652	130,835	12,905	154,864	13,163	157,962	13,427	161,121	13,695	164,343
124	2166	Sunset Memorial Park - MD	2,040	2,040	2,040	2,040	7,895	10,944	10,944	10,944	92,663	11,163	133,956	11,386	136,635	11,614	139,367	11,846	142,155
192	2226	Hill Crest Burial Park	2,040	2,040	2,040	2,040	7,895	10,944	10,944	10,944	92,663	11,163	133,956	11,386	136,635	11,614	139,367	11,846	142,155
282	5573	Panorama Memorial Gardens	6,115	6,115	6,115	11,273	12,652	12,652	12,652	12,652	130,835	12,905	154,864	13,163	157,962	13,427	161,121	13,695	164,343
283	5574	Evergreen Memorial Gardens - VA	6,115	6,115	6,115	11,273	12,652	12,652	12,652	12,652	130,835	12,905	154,864	13,163	157,962	13,427	161,121	13,695	164,343
284	5575	Hillcrest Memory Gardens	6,115	6,115	6,115	11,273	12,652	12,652	12,652	12,652	130,835	12,905	154,864	13,163	157,962	13,427	161,121	13,695	164,343
303	303	All Saints Cemetery	3,155	3,155	3,155	14,186	36,706	36,706	36,706	36,706	317,300	37,440	449,284	38,189	458,270	38,953	467,435	39,732	476,784
304	304	All Souls Cemetery	3,155	3,155	3,155	14,186	36,706	36,706	36,706	36,706	317,300	37,440	449,284	38,189	458,270	38,953	467,435	39,732	476,784
305	305	Calvary Cemetery	3,155	3,155	3,155	14,186	36,706	36,706	36,706	36,706	317,300	37,440	449,284	38,189	458,270	38,953	467,435	39,732	476,784
306	306	Cathedral Cemetery	3,155	3,155	3,155	14,186	36,706	36,706	36,706	36,706	317,300	37,440	449,284	38,189	458,270	38,953	467,435	39,732	476,784
307	307	Holy Cross Cemetery	3,155	3,155	3,155	14,186	36,706	36,706	36,706	36,706	317,300	37,440	449,284	38,189	458,270	38,953	467,435	39,732	476,784

1H'20/ Month (Rollout Period)							2H'20/ Month		2021		2022		2023		2024	
3 Digit #	4 Digit #	Name	JAN	FEB	MAR	APR	MAY	JUN	JUL	Monthly	Total	Monthly	Annual	Monthly	Annual	Monthly	Annual	Monthly	Annual
309	309	Holy Sepulchre Cemetery	3,155	3,155	3,155	14,186	36,706	36,706	36,706	36,706	317,300	37,440	449,284	38,189	458,270	38,953	467,435	39,732	476,784
310	310	Immaculate Heart of MaryCemetery	3,155	3,155	3,155	14,186	36,706	36,706	36,706	36,706	317,300	37,440	449,284	38,189	458,270	38,953	467,435	39,732	476,784
311	311	New Cathedral Cemetery	3,155	3,155	3,155	14,186	36,706	36,706	36,706	36,706	317,300	37,440	449,284	38,189	458,270	38,953	467,435	39,732	476,784
312	312	Resurrection Cemetery	3,155	3,155	3,155	14,186	36,706	36,706	36,706	36,706	317,300	37,440	449,284	38,189	458,270	38,953	467,435	39,732	476,784
313	313	Saints Peter and Paul Cemetery	3,155	3,155	3,155	14,186	36,706	36,706	36,706	36,706	317,300	37,440	449,284	38,189	458,270	38,953	467,435	39,732	476,784
314	314	St. John Neumann Cemetery	3,155	3,155	3,155	14,186	36,706	36,706	36,706	36,706	317,300	37,440	449,284	38,189	458,270	38,953	467,435	39,732	476,784
315	315	St. Michael Cemetery	3,155	3,155	3,155	14,186	36,706	36,706	36,706	36,706	317,300	37,440	449,284	38,189	458,270	38,953	467,435	39,732	476,784
36	2134	Newport Memorial Park	3,435	3,435	3,435	3,435	3,435	4,219	27,281	27,281	185,081	27,826	333,916	28,383	340,594	28,950	347,406	29,529	354,354
37	2141	Trinity Cemetery	3,435	3,435	3,435	3,435	3,435	4,219	27,281	27,281	185,081	27,826	333,916	28,383	340,594	28,950	347,406	29,529	354,354
107	2162	Beth Israel Cemetery	3,435	3,435	3,435	3,435	3,435	4,219	27,281	27,281	185,081	27,826	333,916	28,383	340,594	28,950	347,406	29,529	354,354
109	2164	Cloverleaf Cemetery	3,435	3,435	3,435	3,435	3,435	4,219	27,281	27,281	185,081	27,826	333,916	28,383	340,594	28,950	347,406	29,529	354,354
548	5685	Locustwood Memorial Park	3,435	3,435	3,435	3,435	3,435	4,219	27,281	27,281	185,081	27,826	333,916	28,383	340,594	28,950	347,406	29,529	354,354
670	5786	Arlington Park Cemetery	3,435	3,435	3,435	3,435	3,435	4,219	27,281	27,281	185,081	27,826	333,916	28,383	340,594	28,950	347,406	29,529	354,354
671	5787	Bethel Memorial Park	3,435	3,435	3,435	3,435	3,435	4,219	27,281	27,281	185,081	27,826	333,916	28,383	340,594	28,950	347,406	29,529	354,354
14	2117	Cedar Hill Cemetery	3,818	3,818	3,818	10,438	15,662	15,662	15,662	15,662	147,192	15,976	191,708	16,295	195,542	16,621	199,453	16,953	203,442
15	2131	Lincoln Memorial Cemetery	3,818	3,818	3,818	10,438	15,662	15,662	15,662	15,662	147,192	15,976	191,708	16,295	195,542	16,621	199,453	16,953	203,442
156	2215	Washington National Cemetery	3,818	3,818	3,818	10,438	15,662	15,662	15,662	15,662	147,192	15,976	191,708	16,295	195,542	16,621	199,453	16,953	203,442
800	3570	Cedar Hill Funeral Home	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
150	2207	Springhill Memory Gardens	3,818	3,818	3,818	10,438	15,662	15,662	15,662	15,662	147,192	15,976	191,708	16,295	195,542	16,621	199,453	16,953	203,442
151	5516	Henlopen Memorial Park	3,818	3,818	3,818	10,438	15,662	15,662	15,662	15,662	147,192	15,976	191,708	16,295	195,542	16,621	199,453	16,953	203,442
716	5841	Wicomico Memorial Parks, Inc.	3,818	3,818	3,818	10,438	15,662	15,662	15,662	15,662	147,192	15,976	191,708	16,295	195,542	16,621	199,453	16,953	203,442
601	601	Glen Haven Memorial Park	3,818	3,818	3,818	10,438	15,662	15,662	15,662	15,662	147,192	15,976	191,708	16,295	195,542	16,621	199,453	16,953	203,442
602	602	Columbia Cemetery	3,818	3,818	3,818	10,438	15,662	15,662	15,662	15,662	147,192	15,976	191,708	16,295	195,542	16,621	199,453	16,953	203,442
728	5835	Lorraine Park Cemetery	3,818	3,818	3,818	10,438	15,662	15,662	15,662	15,662	147,192	15,976	191,708	16,295	195,542	16,621	199,453	16,953	203,442
67	2075	Sunset-Fredericksburg	6,115	6,115	6,115	11,273	12,652	12,652	12,652	12,652	130,835	12,905	154,864	13,163	157,962	13,427	161,121	13,695	164,343
68	2084	Oak Hill Cemetery	6,115	6,115	6,115	11,273	12,652	12,652	12,652	12,652	130,835	12,905	154,864	13,163	157,962	13,427	161,121	13,695	164,343
69	2180	Laurel Hill	6,115	6,115	6,115	11,273	12,652	12,652	12,652	12,652	130,835	12,905	154,864	13,163	157,962	13,427	161,121	13,695	164,343
744	5849	Northern Neck Cemetery	6,115	6,115	6,115	11,273	12,652	12,652	12,652	12,652	130,835	12,905	154,864	13,163	157,962	13,427	161,121	13,695	164,343
803	803	Laurel Hill Funeral Home	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
591	5714	Roosevelt Memorial Park	11,035	18,669	18,669	18,669	18,669	18,669	18,669	18,669	216,389	19,042	228,503	19,423	233,073	19,811	237,734	20,207	242,489
745	5850	Crestview Cemetery	11,035	18,669	18,669	18,669	18,669	18,669	18,669	18,669	216,389	19,042	228,503	19,423	233,073	19,811	237,734	20,207	242,489
120	120	Southlawn Memorial Park	11,035	18,669	18,669	18,669	18,669	18,669	18,669	18,669	216,389	19,042	228,503	19,423	233,073	19,811	237,734	20,207	242,489
256	256	Sunset Memorial Park	11,035	18,669	18,669	18,669	18,669	18,669	18,669	18,669	216,389	19,042	228,503	19,423	233,073	19,811	237,734	20,207	242,489
255	255	Greenwood Memorial Gardens	11,035	18,669	18,669	18,669	18,669	18,669	18,669	18,669	216,389	19,042	228,503	19,423	233,073	19,811	237,734	20,207	242,489
473	473	Forest Lawn Cemetery VA	11,035	18,669	18,669	18,669	18,669	18,669	18,669	18,669	216,389	19,042	228,503	19,423	233,073	19,811	237,734	20,207	242,489
274	2249	Henry Memorial Park	6,020	10,621	10,621	10,621	10,621	10,621	10,621	10,621	122,854	10,834	130,005	11,050	132,605	11,271	135,257	11,497	137,962
399	5529	Roselawn Burial Park	6,020	10,621	10,621	10,621	10,621	10,621	10,621	10,621	122,854	10,834	130,005	11,050	132,605	11,271	135,257	11,497	137,962
188	2095	Roselawn Memorial Gardens	6,020	10,621	10,621	10,621	10,621	10,621	10,621	10,621	122,854	10,834	130,005	11,050	132,605	11,271	135,257	11,497	137,962
346	2287	Rockbridge Memorial Gardens	6,020	10,621	10,621	10,621	10,621	10,621	10,621	10,621	122,854	10,834	130,005	11,050	132,605	11,271	135,257	11,497	137,962
430	5601	Augusta Memorial Park	6,020	10,621	10,621	10,621	10,621	10,621	10,621	10,621	122,854	10,834	130,005	11,050	132,605	11,271	135,257	11,497	137,962
431	5602	Alleghany Memorial Park	6,020	10,621	10,621	10,621	10,621	10,621	10,621	10,621	122,854	10,834	130,005	11,050	132,605	11,271	135,257	11,497	137,962
449	5640	Oaklawn Mausoleum	6,020	10,621	10,621	10,621	10,621	10,621	10,621	10,621	122,854	10,834	130,005	11,050	132,605	11,271	135,257	11,497	137,962
492	5776	Birchlawn Burial Park	6,020	10,621	10,621	10,621	10,621	10,621	10,621	10,621	122,854	10,834	130,005	11,050	132,605	11,271	135,257	11,497	137,962
653	5780	Old Dominion Memorial Gardens	6,020	10,621	10,621	10,621	10,621	10,621	10,621	10,621	122,854	10,834	130,005	11,050	132,605	11,271	135,257	11,497	137,962
802	3398	Roselawn Chapel Fun.Home	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
258	2253	Altavista Memorial Park	6,020	10,621	10,621	10,621	10,621	10,621	10,621	10,621	122,854	10,834	130,005	11,050	132,605	11,271	135,257	11,497	137,962
596	5730	Briarwood Memorial Gardens	6,020	10,621	10,621	10,621	10,621	10,621	10,621	10,621	122,854	10,834	130,005	11,050	132,605	11,271	135,257	11,497	137,962
597	5731	Virginia Memorial Park	6,020	10,621	10,621	10,621	10,621	10,621	10,621	10,621	122,854	10,834	130,005	11,050	132,605	11,271	135,257	11,497	137,962
598	5732	Fort Hill Memorial Park	6,020	10,621	10,621	10,621	10,621	10,621	10,621	10,621	122,854	10,834	130,005	11,050	132,605	11,271	135,257	11,497	137,962
180	2090	Powell Valley Memorial Gardens	6,020	10,621	10,621	10,621	10,621	10,621	10,621	10,621	122,854	10,834	130,005	11,050	132,605	11,271	135,257	11,497	137,962
244	2225	Rural Retreat	6,020	10,621	10,621	10,621	10,621	10,621	10,621	10,621	122,854	10,834	130,005	11,050	132,605	11,271	135,257	11,497	137,962
254	254	Clinch Valley Cemetery	6,020	10,621	10,621	10,621	10,621	10,621	10,621	10,621	122,854	10,834	130,005	11,050	132,605	11,271	135,257	11,497	137,962
275	2248	Roselawn Cemeteries	6,020	10,621	10,621	10,621	10,621	10,621	10,621	10,621	122,854	10,834	130,005	11,050	132,605	11,271	135,257	11,497	137,962
276	2259	Mt. Rose	6,020	10,621	10,621	10,621	10,621	10,621	10,621	10,621	122,854	10,834	130,005	11,050	132,605	11,271	135,257	11,497	137,962
499	5649	Russell Memorial Park	6,020	10,621	10,621	10,621	10,621	10,621	10,621	10,621	122,854	10,834	130,005	11,050	132,605	11,271	135,257	11,497	137,962
654	5781	Temple Hill Memorial Park	6,020	10,621	10,621	10,621	10,621	10,621	10,621	10,621	122,854	10,834	130,005	11,050	132,605	11,271	135,257	11,497	137,962
176	2091	Montgomery Memorial Park	2,820	2,820	2,820	2,820	8,543	9,267	9,267	9,267	84,697	9,453	113,434	9,642	115,703	9,835	118,017	10,031	120,377
177	2098	Pineview Cemetery	3,062	3,062	3,062	4,832	9,794	9,794	9,794	9,794	92,370	9,990	119,879	10,190	122,277	10,394	124,723	10,601	127,217
182	2088	Highland Memory Gardens	3,821	3,821	3,821	4,845	14,206	14,206	14,206	14,206	129,951	14,490	173,876	14,779	177,354	15,075	180,901	15,377	184,519
302	5535	Sunset Memorial Park - WV	2,820	2,820	2,820	2,820	8,543	9,267	9,267	9,267	84,697	9,453	113,434	9,642	115,703	9,835	118,017	10,031	120,377
343	2284	Grandview Memorial Park	2,820	2,820	2,820	2,820	8,543	9,267	9,267	9,267	84,697	9,453	113,434	9,642	115,703	9,835	118,017	10,031	120,377
344	2285	Clendenin Memorial Park	2,820	2,820	2,820	2,820	8,543	9,267	9,267	9,267	84,697	9,453	113,434	9,642	115,703	9,835	118,017	10,031	120,377
664	664	Kanawha Valley Mem Gdn	2,820	2,820	2,820	2,820	8,543	9,267	9,267	9,267	84,697	9,453	113,434	9,642	115,703	9,835	118,017	10,031	120,377

1H'20/ Month (Rollout Period) 2H'20/ Month 2021 2022 JAN FEB MAR APR MAY JUN JUL Monthly Total   2023 2024        309 309 Holy Sepulchre Cemetery 310 310 Immaculate Heart of Mary Cemetery 311 311 New Cathedral Cemetery 312 312 Resurrection Cemetery 313 313 Saints Peter and Paul Cemetery 314 314 St. John Neumann Cemetery 315 315 St. Michael Cemetery 36 2134 Newport Memorial Park 37 2141 Trinity Cemetery 107 2162      Beth Israel Cemetery 109 2164      Cloverleaf Cemetery 548 5685 Locustwood Memorial Park 670 5786    Arlington Park Cemetery 671 5787 Bethel Memorial Park 14 2117 Cedar Hill Cemetery 15 2131 Lincoln Memorial Cemetery 156 2215 Washington National Cemetery 800 3570 Cedar Hill Funeral Home 150 2207 Springhill Memory Gardens 151 5516 Henlopen Memorial Park 716 5841 Wicomico Memorial Parks, Inc. 601 601 Glen Haven Memorial Park 602 602 Columbia Cemetery 728 5835 Lorraine Park Cemetery 67 2075 Sunset-Fredericksburg 68 2084 Oak Hill Cemetery 69 2180 Laurel Hill 744 5849      Northern Neck Cemetery 803 803 Laurel Hill Funeral Home 591 5714 Roosevelt Memorial Park 745 5850 Crestview Cemetery 120 120 Southlawn Memorial Park 256 256 Sunset Memorial Park 255 255 Greenwood Memorial Gardens 473 473 Forest Lawn Cemetery VA 274 2249      Henry Memorial Park 399 5529      Roselawn Burial Park 188 2095 Roselawn Memorial Gardens 346 2287 Rockbridge Memorial Gardens 430 5601 Augusta Memorial Park 431 5602 Alleghany Memorial Park 449 5640      Oaklawn Mausoleum 492 5776      Birchlawn Burial Park 653 5780 Old Dominion Memorial Gardens 802 3398 Roselawn Chapel Fun.Home 258 2253 Altavista Memorial Park 596 5730 Briarwood Memorial Gardens 597 5731      Virginia Memorial Park 598 5732      Fort Hill Memorial Park 180 2090 Powell Valley Memorial Gardens 244 2225 Rural Retreat 254 254 Clinch Valley Cemetery 275 2248 Roselawn Cemeteries 276 2259      Mt. Rose 499 5649       Russell Memorial Park 654 5781      Temple Hill Memorial Park 176 2091 Montgomery Memorial Park 177 2098 Pineview Cemetery 182 2088      Highland Memory Gardens 302 5535      Sunset Memorial Park - WV 343 2284 Grandview Memorial Park 344 2285 Clendenin Memorial Park 664  664 Kanawha Valley Mem Gdn    3,155 3,155 3,155 14,186 36,706 36,706 36,706 3,155 3,155 3,155 14,186 36,706 36,706 36,706 3,155 3,155 3,155 14,186 36,706 36,706 36,706 3,155 3,155 3,155 14,186 36,706 36,706 36,706 3,155 3,155 3,155 14,186 36,706 36,706 36,706 3,155 3,155 3,155 14,186 36,706 36,706 36,706 3,155 3,155 3,155 14,186 36,706 36,706 36,706 3,435 3,435 3,435 3,435 3,435 4,219 27,281 3,435 3,435 3,435 3,435 3,435 4,219 27,281 3,435 3,435 3,435 3,435 3,435 4,219 27,281 3,435 3,435 3,435 3,435 3,435 4,219 27,281 3,435 3,435 3,435 3,435 3,435 4,219 27,281 3,435 3,435 3,435 3,435 3,435 4,219 27,281 3,435 3,435 3,435 3,435 3,435 4,219 27,281 3,818 3,818 3,818 10,438 15,662 15,662 15,662 3,818 3,818 3,818 10,438 15,662 15,662 15,662 3,818 3,818 3,818 10,438 15,662 15,662 15,662 500 500 500 500 500 500 500 3,818 3,818 3,818 10,438 15,662 15,662 15,662 3,818 3,818 3,818 10,438 15,662 15,662 15,662 3,818 3,818 3,818 10,438 15,662 15,662 15,662 3,818 3,818 3,818 10,438 15,662 15,662 15,662 3,818 3,818 3,818 10,438 15,662 15,662 15,662 3,818 3,818 3,818 10,438 15,662 15,662 15,662 6,115 6,115 6,115 11,273 12,652 12,652 12,652 6,115 6,115 6,115 11,273 12,652 12,652 12,652 6,115 6,115 6,115 11,273 12,652 12,652 12,652 6,115 6,115 6,115 11,273 12,652 12,652 12,652 500 500 500 500 500 500 500 11,035 18,669 18,669 18,669 18,669 18,669 18,669 11,035 18,669 18,669 18,669 18,669 18,669 18,669 11,035 18,669 18,669 18,669 18,669 18,669 18,669 11,035 18,669 18,669 18,669 18,669 18,669 18,669 11,035 18,669 18,669 18,669 18,669 18,669 18,669 11,035 18,669 18,669 18,669 18,669 18,669 18,669 6,020 10,621 10,621 10,621 10,621 10,621 10,621 6,020 10,621 10,621 10,621 10,621 10,621 10,621 6,020 10,621 10,621 10,621 10,621 10,621 10,621 6,020 10,621 10,621 10,621 10,621 10,621 10,621 6,020 10,621 10,621 10,621 10,621 10,621 10,621 6,020 10,621 10,621 10,621 10,621 10,621 10,621 6,020 10,621 10,621 10,621 10,621 10,621 10,621 6,020 10,621 10,621 10,621 10,621 10,621 10,621 6,020 10,621 10,621 10,621 10,621 10,621 10,621 500 500 500 500 500 500 500 6,020 10,621 10,621 10,621 10,621 10,621 10,621 6,020 10,621 10,621 10,621 10,621 10,621 10,621 6,020 10,621 10,621 10,621 10,621 10,621 10,621 6,020 10,621 10,621 10,621 10,621 10,621 10,621 6,020 10,621 10,621 10,621 10,621 10,621 10,621 6,020 10,621 10,621 10,621 10,621 10,621 10,621 6,020 10,621 10,621 10,621 10,621 10,621 10,621 6,020 10,621 10,621 10,621 10,621 10,621 10,621 6,020 10,621 10,621 10,621 10,621 10,621 10,621 6,020 10,621 10,621 10,621 10,621 10,621 10,621 6,020 10,621 10,621 10,621 10,621 10,621 10,621 2,820 2,820 2,820 2,820 8,543 9,267 9,267 3,062 3,062 3,062 4,832 9,794 9,794 9,794 3,821 3,821 3,821 4,845 14,206 14,206 14,206 2,820 2,820 2,820 2,820 8,543 9,267 9,267 2,820 2,820 2,820 2,820 8,543 9,267 9,267 2,820 2,820 2,820 2,820 8,543 9,267 9,267 2,820 2,820 2,820 2,820 8,543 9,267 9,267    36,706 317,300 36,706 317,300 36,706 317,300 36,706 317,300 36,706 317,300 36,706 317,300 36,706 317,300 27,281 185,081 27,281 185,081 27,281 185,081 27,281 185,081 27,281 185,081 27,281 185,081 27,281 185,081 15,662 147,192 15,662 147,192 15,662 147,192 500 6,000 15,662 147,192 15,662 147,192 15,662 147,192 15,662 147,192 15,662 147,192 15,662 147,192 12,652 130,835 12,652 130,835 12,652 130,835 12,652 130,835 500 6,000 18,669 216,389 18,669 216,389 18,669 216,389 18,669 216,389 18,669 216,389 18,669 216,389 10,621 122,854 10,621 122,854 10,621 122,854 10,621 122,854 10,621 122,854 10,621 122,854 10,621 122,854 10,621 122,854 10,621 122,854 500 6,000 10,621 122,854 10,621 122,854 10,621 122,854 10,621 122,854 10,621 122,854 10,621 122,854 10,621 122,854 10,621 122,854 10,621 122,854 10,621 122,854 10,621 122,854 9,267 84,697 9,794 92,370 14,206 129,951 9,267 84,697 9,267 84,697 9,267 84,697 9,267 84,697    37,440 449,284 37,440 449,284 37,440 449,284 37,440 449,284 37,440 449,284 37,440 449,284 37,440 449,284 27,826 333,916 27,826 333,916 27,826 333,916 27,826 333,916 27,826 333,916 27,826 333,916 27,826 333,916 15,976 191,708 15,976 191,708 15,976 191,708 510 6,120 15,976 191,708 15,976 191,708 15,976 191,708 15,976 191,708 15,976 191,708 15,976 191,708 12,905 154,864 12,905 154,864 12,905 154,864 12,905 154,864 510 6,120 19,042 228,503 19,042 228,503 19,042 228,503 19,042 228,503 19,042 228,503 19,042 228,503 10,834 130,005 10,834 130,005 10,834 130,005 10,834 130,005 10,834 130,005 10,834 130,005 10,834 130,005 10,834 130,005 10,834 130,005 510 6,120 10,834 130,005 10,834 130,005 10,834 130,005 10,834 130,005 10,834 130,005 10,834 130,005 10,834 130,005 10,834 130,005 10,834 130,005 10,834 130,005 10,834 130,005 9,453 113,434 9,990 119,879 14,490 173,876 9,453 113,434 9,453 113,434 9,453 113,434 9,453 113,434    38,189 458,270 38,189 458,270 38,189 458,270 38,189 458,270 38,189 458,270 38,189 458,270 38,189 458,270 28,383 340,594 28,383 340,594 28,383 340,594 28,383 340,594 28,383 340,594 28,383 340,594 28,383 340,594 16,295 195,542 16,295 195,542 16,295 195,542 520 6,242 16,295 195,542 16,295 195,542 16,295 195,542 16,295 195,542 16,295 195,542 16,295 195,542 13,163 157,962 13,163 157,962 13,163 157,962 13,163 157,962 520 6,242 19,423 233,073 19,423 233,073 19,423 233,073 19,423 233,073 19,423 233,073 19,423 233,073 11,050 132,605 11,050 132,605 11,050 132,605 11,050 132,605 11,050 132,605 11,050 132,605 11,050 132,605 11,050 132,605 11,050 132,605 520 6,242 11,050 132,605 11,050 132,605 11,050 132,605 11,050 132,605 11,050 132,605 11,050 132,605 11,050 132,605 11,050 132,605 11,050 132,605 11,050 132,605 11,050 132,605 9,642 115,703 10,190 122,277 14,779 177,354 9,642 115,703 9,642 115,703 9,642 115,703 9,642 115,703    38,953 467,435 38,953 467,435 38,953 467,435 38,953 467,435 38,953 467,435 38,953 467,435 38,953 467,435 28,950 347,406 28,950 347,406 28,950 347,406 28,950 347,406 28,950 347,406 28,950 347,406 28,950 347,406 16,621 199,453 16,621 199,453 16,621 199,453 531 6,367 16,621 199,453 16,621 199,453 16,621 199,453 16,621 199,453 16,621 199,453 16,621 199,453 13,427 161,121 13,427 161,121 13,427 161,121 13,427 161,121 531 6,367 19,811 237,734 19,811 237,734 19,811 237,734 19,811 237,734 19,811 237,734 19,811 237,734 11,271 135,257 11,271 135,257 11,271 135,257 11,271 135,257 11,271 135,257 11,271 135,257 11,271 135,257 11,271 135,257 11,271 135,257 531 6,367 11,271 135,257 11,271 135,257 11,271 135,257 11,271 135,257 11,271 135,257 11,271 135,257 11,271 135,257 11,271 135,257 11,271 135,257 11,271 135,257 11,271 135,257 9,835 118,017 10,394 124,723 15,075 180,901 9,835 118,017 9,835 118,017 9,835 118,017 9,835 118,017    39,732 476,784 39,732 476,784 39,732 476,784 39,732 476,784 39,732 476,784 39,732 476,784 39,732 476,784 29,529 354,354 29,529 354,354 29,529 354,354 29,529 354,354 29,529 354,354 29,529 354,354 29,529 354,354 16,953 203,442 16,953 203,442 16,953 203,442 541 6,495 16,953 203,442 16,953 203,442 16,953 203,442 16,953 203,442 16,953 203,442 16,953 203,442 13,695 164,343 13,695 164,343 13,695 164,343 13,695 164,343 541 6,495 20,207 242,489 20,207 242,489 20,207 242,489 20,207 242,489 20,207 242,489 20,207 242,489 11,497 137,962 11,497 137,962 11,497 137,962 11,497 137,962 11,497 137,962 11,497 137,962 11,497 137,962 11,497 137,962 11,497 137,962 541 6,495 11,497 137,962 11,497 137,962 11,497 137,962 11,497 137,962 11,497 137,962 11,497 137,962 11,497 137,962 11,497 137,962 11,497 137,962 11,497 137,962 11,497 137,962 10,031 120,377 10,601 127,217 15,377 184,519 10,031 120,377 10,031 120,377 10,031 120,377 10,031 120,377

1H'20/ Month (Rollout Period)										2H'20/ Month		2021		2022		2023		2024
3 Digit # 4 Digit #Name			JAN	FEB	MARAPRMAYJUNJUL					MonthlyTotal		Monthly	Annual	MonthlyAnnual		MonthlyAnnual		Monthly	Annual
224	224	Carolina Biblical Gardens of Guilford	3,642	7,181	15,602	15,602	15,602	15,602	15,602	15,602	166,846	15,914	190,973	16,233	194,792	16,557	198,688	16,888	202,662
248	248	Floral Garden Park Cemetery	3,642	7,181	15,602	15,602	15,602	15,602	15,602	15,602	166,846	15,914	190,973	16,233	194,792	16,557	198,688	16,888	202,662
625	625	Lakeview Memorial Park	3,642	7,181	15,602	15,602	15,602	15,602	15,602	15,602	166,846	15,914	190,973	16,233	194,792	16,557	198,688	16,888	202,662
179	2015	Davis-White Chapel Cemetery	2,820	2,820	2,820	2,820	8,543	9,267	9,267	9,267	84,697	9,453	113,434	9,642	115,703	9,835	118,017	10,031	120,377
257	2257	Valleyview Memorial Park	2,820	2,820	2,820	2,820	8,543	9,267	9,267	9,267	84,697	9,453	113,434	9,642	115,703	9,835	118,017	10,031	120,377
339	2280	Forest Memorial Park - WV	2,820	2,820	2,820	2,820	8,543	9,267	9,267	9,267	84,697	9,453	113,434	9,642	115,703	9,835	118,017	10,031	120,377
340	2281	Spring Valley Memorial Park - WV	3,821	3,821	3,821	4,845	14,206	14,206	14,206	14,206	129,951	14,490	173,876	14,779	177,354	15,075	180,901	15,377	184,519
341	2282	Forest Lawn Memorial Gardens	2,820	2,820	2,820	2,820	8,543	9,267	9,267	9,267	84,697	9,453	113,434	9,642	115,703	9,835	118,017	10,031	120,377
342	2283	Fairview Memorial Gardens - WV	2,820	2,820	2,820	2,820	8,543	9,267	9,267	9,267	84,697	9,453	113,434	9,642	115,703	9,835	118,017	10,031	120,377
345	2286	West Virginia Memorial Gardens	2,820	2,820	2,820	2,820	8,543	9,267	9,267	9,267	84,697	9,453	113,434	9,642	115,703	9,835	118,017	10,031	120,377
685	5799	Sunset Memorial Park - Beckley	3,821	3,821	3,821	4,845	14,206	14,206	14,206	14,206	129,951	14,490	173,876	14,779	177,354	15,075	180,901	15,377	184,519
249	249	Montlawn Memorial Park	2,720	5,057	10,620	10,620	10,620	10,620	10,620	10,620	113,979	10,833	129,991	11,049	132,591	11,270	135,243	11,496	137,948
917	917	Montlawn Funeral Home	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
225	225	Martin Memorial Gardens	2,720	5,057	10,620	10,620	10,620	10,620	10,620	10,620	113,979	10,833	129,991	11,049	132,591	11,270	135,243	11,496	137,948
620	620	Randolph Memorial Park	3,642	7,181	15,602	15,602	15,602	15,602	15,602	15,602	166,846	15,914	190,973	16,233	194,792	16,557	198,688	16,888	202,662
621	621	Alamance Memorial Park	3,642	7,181	15,602	15,602	15,602	15,602	15,602	15,602	166,846	15,914	190,973	16,233	194,792	16,557	198,688	16,888	202,662
623	623	Wayne Memorial Park	2,720	5,057	10,620	10,620	10,620	10,620	10,620	10,620	113,979	10,833	129,991	11,049	132,591	11,270	135,243	11,496	137,948
626	626	Oakhill Memorial Park	2,720	5,057	10,620	10,620	10,620	10,620	10,620	10,620	113,979	10,833	129,991	11,049	132,591	11,270	135,243	11,496	137,948
627	627	Pinelawn Memorial Park	2,720	5,057	10,620	10,620	10,620	10,620	10,620	10,620	113,979	10,833	129,991	11,049	132,591	11,270	135,243	11,496	137,948
748	748	WOODLAND MEM PK	2,720	5,057	10,620	10,620	10,620	10,620	10,620	10,620	113,979	10,833	129,991	11,049	132,591	11,270	135,243	11,496	137,948
749	749	CHATHAM MEM PK	2,720	5,057	10,620	10,620	10,620	10,620	10,620	10,620	113,979	10,833	129,991	11,049	132,591	11,270	135,243	11,496	137,948
918	918	Pollock-Best	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
226	226	York Memorial Park	3,642	7,181	15,602	15,602	15,602	15,602	15,602	15,602	166,846	15,914	190,973	16,233	194,792	16,557	198,688	16,888	202,662
250	250	Mountlawn Memorial Park	3,642	7,181	15,602	15,602	15,602	15,602	15,602	15,602	166,846	15,914	190,973	16,233	194,792	16,557	198,688	16,888	202,662
622	622	West Lawn Memorial Park	3,642	7,181	15,602	15,602	15,602	15,602	15,602	15,602	166,846	15,914	190,973	16,233	194,792	16,557	198,688	16,888	202,662
628	628	Skyline Memorial Park	3,642	7,181	15,602	15,602	15,602	15,602	15,602	15,602	166,846	15,914	190,973	16,233	194,792	16,557	198,688	16,888	202,662
629	629	Rowan Memorial Park	3,642	7,181	15,602	15,602	15,602	15,602	15,602	15,602	166,846	15,914	190,973	16,233	194,792	16,557	198,688	16,888	202,662
630	630	Oaklawn Memorial Gardens	3,642	7,181	15,602	15,602	15,602	15,602	15,602	15,602	166,846	15,914	190,973	16,233	194,792	16,557	198,688	16,888	202,662
747	747	CRESTVIEW MEMORIAL PK	3,642	7,181	15,602	15,602	15,602	15,602	15,602	15,602	166,846	15,914	190,973	16,233	194,792	16,557	198,688	16,888	202,662
236	236	Frederick Memorial Gardens	4,293	6,255	10,923	10,923	10,923	10,923	10,923	10,923	119,783	11,142	133,704	11,365	136,378	11,592	139,105	11,824	141,887
237	237	Graceland East Memorial Park	4,293	6,255	10,923	10,923	10,923	10,923	10,923	10,923	119,783	11,142	133,704	11,365	136,378	11,592	139,105	11,824	141,887
348	348	Good Shepherd Memorial Park	4,293	6,255	10,923	10,923	10,923	10,923	10,923	10,923	119,783	11,142	133,704	11,365	136,378	11,592	139,105	11,824	141,887
349	349	Springhill Memorial Gardens	4,293	6,255	10,923	10,923	10,923	10,923	10,923	10,923	119,783	11,142	133,704	11,365	136,378	11,592	139,105	11,824	141,887
350	350	Forest Lawn Cem	4,293	6,255	10,923	10,923	10,923	10,923	10,923	10,923	119,783	11,142	133,704	11,365	136,378	11,592	139,105	11,824	141,887
351	351	Forest Lawn Cem East	4,293	6,255	10,923	10,923	10,923	10,923	10,923	10,923	119,783	11,142	133,704	11,365	136,378	11,592	139,105	11,824	141,887
352	352	Whispering Pines Memorial Gdn	4,293	6,255	10,923	10,923	10,923	10,923	10,923	10,923	119,783	11,142	133,704	11,365	136,378	11,592	139,105	11,824	141,887
347	347	Graceland Cemetery	4,293	6,255	10,923	10,923	10,923	10,923	10,923	10,923	119,783	11,142	133,704	11,365	136,378	11,592	139,105	11,824	141,887
867	867	Graceland Mortuary	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
138	2195	Parkview Memorial	3,062	3,062	3,062	4,832	9,794	9,794	9,794	9,794	92,370	9,990	119,879	10,190	122,277	10,394	124,723	10,601	127,217
139	2196	Marion Hill	3,062	3,062	3,062	4,832	9,794	9,794	9,794	9,794	92,370	9,990	119,879	10,190	122,277	10,394	124,723	10,601	127,217
140	2197	Shadow Lawn	3,062	3,062	3,062	4,832	9,794	9,794	9,794	9,794	92,370	9,990	119,879	10,190	122,277	10,394	124,723	10,601	127,217
141	2198	Highland Hills	3,062	3,062	3,062	4,832	9,794	9,794	9,794	9,794	92,370	9,990	119,879	10,190	122,277	10,394	124,723	10,601	127,217
142	2199	Halcyon Hill	3,062	3,062	3,062	4,832	9,794	9,794	9,794	9,794	92,370	9,990	119,879	10,190	122,277	10,394	124,723	10,601	127,217
172	2014	Davis-Beverly Hills Cemetery	3,062	3,062	3,062	4,832	9,794	9,794	9,794	9,794	92,370	9,990	119,879	10,190	122,277	10,394	124,723	10,601	127,217
173	2013	Davis-Floral Hills Cemetery	3,062	3,062	3,062	4,832	9,794	9,794	9,794	9,794	92,370	9,990	119,879	10,190	122,277	10,394	124,723	10,601	127,217
606	606	Butler County Cemetery	5,650	5,650	5,650	13,387	19,494	19,494	19,494	19,494	186,288	19,884	238,605	20,281	243,377	20,687	248,244	21,101	253,209
604	604	Crown Hill Cemetery	5,650	5,650	5,650	13,387	19,494	19,494	19,494	19,494	186,288	19,884	238,605	20,281	243,377	20,687	248,244	21,101	253,209
807	807	Blessing Hine FH	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
227	227	Forest Hills Memorial Gardens	5,650	5,650	5,650	13,387	19,494	19,494	19,494	19,494	186,288	19,884	238,605	20,281	243,377	20,687	248,244	21,101	253,209
737	737	Royal Oak Cemetery	5,650	5,650	5,650	13,387	19,494	19,494	19,494	19,494	186,288	19,884	238,605	20,281	243,377	20,687	248,244	21,101	253,209
855	855	Blessing Zerkle FH	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
229	229	Resthaven Memory Gardens	2,818	2,818	2,818	2,818	4,437	12,664	12,664	12,664	104,358	12,917	155,009	13,176	158,109	13,439	161,271	13,708	164,497
231	231	Highland Memorial park	2,818	2,818	2,818	2,818	4,437	12,664	12,664	12,664	104,358	12,917	155,009	13,176	158,109	13,439	161,271	13,708	164,497
232	232	Hillside Memorial Park	2,818	2,818	2,818	2,818	4,437	12,664	12,664	12,664	104,358	12,917	155,009	13,176	158,109	13,439	161,271	13,708	164,497
233	233	Northlawn Memorial Gardens & Cre	2,818	2,818	2,818	2,818	4,437	12,664	12,664	12,664	104,358	12,917	155,009	13,176	158,109	13,439	161,271	13,708	164,497
364	364	Kingwood Memorial Park	5,650	5,650	5,650	13,387	19,494	19,494	19,494	19,494	186,288	19,884	238,605	20,281	243,377	20,687	248,244	21,101	253,209
221	221	Forest Lawn Memorial Park	5,650	5,650	5,650	13,387	19,494	19,494	19,494	19,494	186,288	19,884	238,605	20,281	243,377	20,687	248,244	21,101	253,209
228	228	Crown Hill Memorial Park & Maus	2,818	2,818	2,818	2,818	4,437	12,664	12,664	12,664	104,358	12,917	155,009	13,176	158,109	13,439	161,271	13,708	164,497
230	230	West Memory Gardens	2,818	2,818	2,818	2,818	4,437	12,664	12,664	12,664	104,358	12,917	155,009	13,176	158,109	13,439	161,271	13,708	164,497
646	646	Highland Memory Gardens	2,818	2,818	2,818	2,818	4,437	12,664	12,664	12,664	104,358	12,917	155,009	13,176	158,109	13,439	161,271	13,708	164,497
736	736	Heritage Hills Cemetery	2,818	2,818	2,818	2,818	4,437	12,664	12,664	12,664	104,358	12,917	155,009	13,176	158,109	13,439	161,271	13,708	164,497
181	2096	Floral Hills Memorial Gardens	2,820	2,820	2,820	2,820	8,543	9,267	9,267	9,267	84,697	9,453	113,434	9,642	115,703	9,835	118,017	10,031	120,377
183	2097	Jackson County Memory Gardens	2,820	2,820	2,820	2,820	8,543	9,267	9,267	9,267	84,697	9,453	113,434	9,642	115,703	9,835	118,017	10,031	120,377

1H'20/ Month (Rollout Period)							2H'20/ Month		2021		2022		2023		2024	
3 Digit #	4 Digit #	Name	JAN	FEB	MAR	APR	MAY	JUN	JUL	Monthly	Total	Monthly	Annual	Monthly	Annual	Monthly	Annual	Monthly	Annual
511	5710	Evergreen Cemetery North	3,062	3,062	3,062	4,832	9,794	9,794	9,794	9,794	92,370	9,990	119,879	10,190	122,277	10,394	124,723	10,601	127,217
512	5711	Evergreen Cemetery South	3,062	3,062	3,062	4,832	9,794	9,794	9,794	9,794	92,370	9,990	119,879	10,190	122,277	10,394	124,723	10,601	127,217
834	834	Long&Fisher Funeral Home	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
835	835	Pryor Funeral Home	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
174	2145	Greenbrier Burial Park, Inc.	3,821	3,821	3,821	4,845	14,206	14,206	14,206	14,206	129,951	14,490	173,876	14,779	177,354	15,075	180,901	15,377	184,519
178	2093	Restlawn Memorial Gardens	3,821	3,821	3,821	4,845	14,206	14,206	14,206	14,206	129,951	14,490	173,876	14,779	177,354	15,075	180,901	15,377	184,519
184	2094	Cemetery Estates - Palm Mem.	3,821	3,821	3,821	4,845	14,206	14,206	14,206	14,206	129,951	14,490	173,876	14,779	177,354	15,075	180,901	15,377	184,519
185	2087	Resthaven Memorial Park - WV	3,821	3,821	3,821	4,845	14,206	14,206	14,206	14,206	129,951	14,490	173,876	14,779	177,354	15,075	180,901	15,377	184,519
186	2089	Restwood Memorial Park	3,821	3,821	3,821	4,845	14,206	14,206	14,206	14,206	129,951	14,490	173,876	14,779	177,354	15,075	180,901	15,377	184,519
187	2092	Woodlawn Memorial Park	3,821	3,821	3,821	4,845	14,206	14,206	14,206	14,206	129,951	14,490	173,876	14,779	177,354	15,075	180,901	15,377	184,519
363	363	Rest Haven Memorial Park	5,650	5,650	5,650	13,387	19,494	19,494	19,494	19,494	186,288	19,884	238,605	20,281	243,377	20,687	248,244	21,101	253,209
733	733	Chapel Hill Memorial Gdns	4,235	4,235	4,235	4,235	13,787	14,995	14,995	14,995	135,694	15,295	183,543	15,601	187,214	15,913	190,958	16,231	194,777
873	873	Chapel Hill Funeral Home	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
724	724	Christian Memorial Gardens West	8,350	8,350	8,350	11,161	20,566	20,566	20,566	20,566	200,742	20,978	251,732	21,397	256,766	21,825	261,901	22,262	267,140
725	725	Christian Memorial Gardens East	8,350	8,350	8,350	11,161	20,566	20,566	20,566	20,566	200,742	20,978	251,732	21,397	256,766	21,825	261,901	22,262	267,140
732	732	Covington Memorial Cemetery	2,141	2,141	2,141	9,059	17,171	17,171	17,171	17,171	152,848	17,514	210,171	17,865	214,374	18,222	218,662	18,586	223,035
734	734	Garden of Memory-Muncie Cemeter	2,141	2,141	2,141	9,059	17,171	17,171	17,171	17,171	152,848	17,514	210,171	17,865	214,374	18,222	218,662	18,586	223,035
872	872	Covington Mem Funeral Hme	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
874	874	Garden of Memory Muncie	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
651	651	Floral Gardens	8,350	8,350	8,350	11,161	20,566	20,566	20,566	20,566	200,742	20,978	251,732	21,397	256,766	21,825	261,901	22,262	267,140
723	723	Flint Memorial Park	8,350	8,350	8,350	11,161	20,566	20,566	20,566	20,566	200,742	20,978	251,732	21,397	256,766	21,825	261,901	22,262	267,140
731	731	Forest Lawn Cemetery MW	2,141	2,141	2,141	9,059	17,171	17,171	17,171	17,171	152,848	17,514	210,171	17,865	214,374	18,222	218,662	18,586	223,035
871	871	Forest Lawn Funeral Home	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
216	216	Highland Cemetery	4,235	4,235	4,235	4,235	13,787	14,995	14,995	14,995	135,694	15,295	183,543	15,601	187,214	15,913	190,958	16,231	194,777
217	217	Riverview Cemetery	4,235	4,235	4,235	4,235	13,787	14,995	14,995	14,995	135,694	15,295	183,543	15,601	187,214	15,913	190,958	16,231	194,777
219	219	St.Joseph Valley Memorial Park	4,235	4,235	4,235	4,235	13,787	14,995	14,995	14,995	135,694	15,295	183,543	15,601	187,214	15,913	190,958	16,231	194,777
663	663	Calvary Cemetery & Crematorium	4,235	4,235	4,235	4,235	13,787	14,995	14,995	14,995	135,694	15,295	183,543	15,601	187,214	15,913	190,958	16,231	194,777
647	647	Floral Lawn Memorial Gardens	4,235	4,235	4,235	4,235	13,787	14,995	14,995	14,995	135,694	15,295	183,543	15,601	187,214	15,913	190,958	16,231	194,777
652	652	Roseland Memorial Gardens	8,350	8,350	8,350	11,161	20,566	20,566	20,566	20,566	200,742	20,978	251,732	21,397	256,766	21,825	261,901	22,262	267,140
718	718	Mt. Ever Rest Memorial Park South	4,235	4,235	4,235	4,235	13,787	14,995	14,995	14,995	135,694	15,295	183,543	15,601	187,214	15,913	190,958	16,231	194,777
719	719	Mt. Ever Rest Memorial Park North	4,235	4,235	4,235	4,235	13,787	14,995	14,995	14,995	135,694	15,295	183,543	15,601	187,214	15,913	190,958	16,231	194,777
218	218	Park Lawn Cemetery & Mausoleum	2,141	2,141	2,141	9,059	17,171	17,171	17,171	17,171	152,848	17,514	210,171	17,865	214,374	18,222	218,662	18,586	223,035
220	220	Valhalla Memory Gardens & Cremato	2,141	2,141	2,141	9,059	17,171	17,171	17,171	17,171	152,848	17,514	210,171	17,865	214,374	18,222	218,662	18,586	223,035
730	730	Lincoln Cemetery	2,141	2,141	2,141	9,059	17,171	17,171	17,171	17,171	152,848	17,514	210,171	17,865	214,374	18,222	218,662	18,586	223,035
870	870	Gill Funeral Home	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
717	717	Sunrise Memorial Gardens	4,235	4,235	4,235	4,235	13,787	14,995	14,995	14,995	135,694	15,295	183,543	15,601	187,214	15,913	190,958	16,231	194,777
720	720	Chapel Hill MemorialGardens	8,350	8,350	8,350	11,161	20,566	20,566	20,566	20,566	200,742	20,978	251,732	21,397	256,766	21,825	261,901	22,262	267,140
721	721	East Lawn Memorial Gardens	8,350	8,350	8,350	11,161	20,566	20,566	20,566	20,566	200,742	20,978	251,732	21,397	256,766	21,825	261,901	22,262	267,140
722	722	DeepDale Memorial Gardens	8,350	8,350	8,350	11,161	20,566	20,566	20,566	20,566	200,742	20,978	251,732	21,397	256,766	21,825	261,901	22,262	267,140
735	735	Chapel Hill Memorial Cemetery	4,235	4,235	4,235	4,235	13,787	14,995	14,995	14,995	135,694	15,295	183,543	15,601	187,214	15,913	190,958	16,231	194,777
400	400	Bronswood Cemetery	2,957	2,957	2,957	2,957	10,016	13,692	13,692	13,692	117,691	13,966	167,592	14,245	170,944	14,530	174,363	14,821	177,850
211	211	Willow Lawn Mem Pk/Aarrowood Pe	2,957	2,957	2,957	2,957	10,016	13,692	13,692	13,692	117,691	13,966	167,592	14,245	170,944	14,530	174,363	14,821	177,850
212	212	McHenry County Memorial Park	2,957	2,957	2,957	2,957	10,016	13,692	13,692	13,692	117,691	13,966	167,592	14,245	170,944	14,530	174,363	14,821	177,850
213	213	Windridge Memorial Park & Nature S	2,957	2,957	2,957	2,957	10,016	13,692	13,692	13,692	117,691	13,966	167,592	14,245	170,944	14,530	174,363	14,821	177,850
442	442	Northshore Garden of Memories	2,957	2,957	2,957	2,957	10,016	13,692	13,692	13,692	117,691	13,966	167,592	14,245	170,944	14,530	174,363	14,821	177,850
443	443	Highland Memorial Park-MW	2,957	2,957	2,957	2,957	10,016	13,692	13,692	13,692	117,691	13,966	167,592	14,245	170,944	14,530	174,363	14,821	177,850
656	656	Mount Vernon Estates	2,957	2,957	2,957	2,957	10,016	13,692	13,692	13,692	117,691	13,966	167,592	14,245	170,944	14,530	174,363	14,821	177,850
924	924	Herr Funeral Home	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
926	926	Sunset Hill Funeral Home	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
111	111	EASTLAWN CEMETERY	3,039	3,039	3,039	3,039	7,485	13,441	13,441	13,441	113,731	13,710	164,522	13,984	167,813	14,264	171,169	14,549	174,592
112	112	RIVERMONTE CEMETERY	3,039	3,039	3,039	3,039	7,485	13,441	13,441	13,441	113,731	13,710	164,522	13,984	167,813	14,264	171,169	14,549	174,592
113	113	WHITE CHAPEL CEMETERY	3,039	3,039	3,039	3,039	7,485	13,441	13,441	13,441	113,731	13,710	164,522	13,984	167,813	14,264	171,169	14,549	174,592
210	210	Memorial Park Cemetery	3,039	3,039	3,039	3,039	7,485	13,441	13,441	13,441	113,731	13,710	164,522	13,984	167,813	14,264	171,169	14,549	174,592
222	222	Highland Sacred Gardens	3,039	3,039	3,039	3,039	7,485	13,441	13,441	13,441	113,731	13,710	164,522	13,984	167,813	14,264	171,169	14,549	174,592
223	223	Memorial Park Sedalia	3,039	3,039	3,039	3,039	7,485	13,441	13,441	13,441	113,731	13,710	164,522	13,984	167,813	14,264	171,169	14,549	174,592
655	655	Forest Hill Cavalry Cemetery	3,039	3,039	3,039	3,039	7,485	13,441	13,441	13,441	113,731	13,710	164,522	13,984	167,813	14,264	171,169	14,549	174,592
876	876	Eastlawn Funeral Home	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
877	877	Rivermonte Funeral Home	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
878	878	White Chapel Funeral Home	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
642	642	Grand Junction Memorial Gardens	3,039	3,039	3,039	3,039	7,485	13,441	13,441	13,441	113,731	13,710	164,522	13,984	167,813	14,264	171,169	14,549	174,592
643	643	Olinger's Evergreen Cemetery	3,039	3,039	3,039	3,039	7,485	13,441	13,441	13,441	113,731	13,710	164,522	13,984	167,813	14,264	171,169	14,549	174,592
644	644	Old Mission Wichita Park Cemetery	3,039	3,039	3,039	3,039	7,485	13,441	13,441	13,441	113,731	13,710	164,522	13,984	167,813	14,264	171,169	14,549	174,592
645	645	White Chapel Memorial Gardens	3,039	3,039	3,039	3,039	7,485	13,441	13,441	13,441	113,731	13,710	164,522	13,984	167,813	14,264	171,169	14,549	174,592

1H'20/ Month (Rollout Period) 2H'20/ Month 2021 2022 JAN FEB MAR APR MAY JUN JUL Monthly Total   2023 2024        511 5710 Evergreen Cemetery North 512 5711 Evergreen Cemetery South 834  834 Long&Fisher Funeral Home 835  835 Pryor Funeral Home 174 2145 Greenbrier Burial Park, Inc. 178 2093 Restlawn Memorial Gardens 184 2094 Cemetery Estates - Palm Mem. 185 2087 Resthaven Memorial Park - WV 186 2089      Restwood Memorial Park 187 2092      Woodlawn Memorial Park 363 363 Rest Haven Memorial Park 733 733 Chapel Hill Memorial Gdns 873 873 Chapel Hill Funeral Home 724 724 Christian Memorial Gardens West 725 725 Christian Memorial Gardens East 732 732 Covington Memorial Cemetery 734 734 Garden of Memory-Muncie Cemeter 872 872 Covington Mem Funeral Hme 874 874 Garden of Memory Muncie 651 651 Floral Gardens 723 723 Flint Memorial Park 731 731 Forest Lawn Cemetery MW 871 871 Forest Lawn Funeral Home 216 216 Highland Cemetery 217 217 Riverview Cemetery 219 219 St.Joseph Valley Memorial Park 663 663 Calvary Cemetery & Crematorium 647 647 Floral Lawn Memorial Gardens 652 652 Roseland Memorial Gardens 718 718 Mt. Ever Rest Memorial Park South 719 719 Mt. Ever Rest Memorial Park North 218 218 Park Lawn Cemetery & Mausoleum    3,062 3,062 3,062 4,832 9,794 9,794 9,794 3,062 3,062 3,062 4,832 9,794 9,794 9,794 500 500 500 500 500 500 500 500 500 500 500 500 500 500 3,821 3,821 3,821 4,845 14,206 14,206 14,206 3,821 3,821 3,821 4,845 14,206 14,206 14,206 3,821 3,821 3,821 4,845 14,206 14,206 14,206 3,821 3,821 3,821 4,845 14,206 14,206 14,206 3,821 3,821 3,821 4,845 14,206 14,206 14,206 3,821 3,821 3,821 4,845 14,206 14,206 14,206 5,650 5,650 5,650 13,387 19,494 19,494 19,494 4,235 4,235 4,235 4,235 13,787 14,995 14,995 500 500 500 500 500 500 500 8,350 8,350 8,350 11,161 20,566 20,566 20,566 8,350 8,350 8,350 11,161 20,566 20,566 20,566 2,141 2,141 2,141 9,059 17,171 17,171 17,171 2,141 2,141 2,141 9,059 17,171 17,171 17,171 500 500 500 500 500 500 500 500 500 500 500 500 500 500 8,350 8,350 8,350 11,161 20,566 20,566 20,566 8,350 8,350 8,350 11,161 20,566 20,566 20,566 2,141 2,141 2,141 9,059 17,171 17,171 17,171 500 500 500 500 500 500 500 4,235 4,235 4,235 4,235 13,787 14,995 14,995 4,235 4,235 4,235 4,235 13,787 14,995 14,995 4,235 4,235 4,235 4,235 13,787 14,995 14,995 4,235 4,235 4,235 4,235 13,787 14,995 14,995 4,235 4,235 4,235 4,235 13,787 14,995 14,995 8,350 8,350 8,350 11,161 20,566 20,566 20,566 4,235 4,235 4,235 4,235 13,787 14,995 14,995 4,235 4,235 4,235 4,235 13,787 14,995 14,995 2,141 2,141 2,141 9,059 17,171 17,171 17,171    9,794 92,370 9,794 92,370 500 6,000 500 6,000 14,206 129,951 14,206 129,951 14,206 129,951 14,206 129,951 14,206 129,951 14,206 129,951 19,494 186,288 14,995 135,694 500 6,000 20,566 200,742 20,566 200,742 17,171 152,848 17,171 152,848 500 6,000 500 6,000 20,566 200,742 20,566 200,742 17,171 152,848 500 6,000 14,995 135,694 14,995 135,694 14,995 135,694 14,995 135,694 14,995 135,694 20,566 200,742 14,995 135,694 14,995 135,694 17,171 152,848    9,990 119,879 9,990 119,879 510 6,120 510 6,120 14,490 173,876 14,490 173,876 14,490 173,876 14,490 173,876 14,490 173,876 14,490 173,876 19,884 238,605 15,295 183,543 510 6,120 20,978 251,732 20,978 251,732 17,514 210,171 17,514 210,171 510 6,120 510 6,120 20,978 251,732 20,978 251,732 17,514 210,171 510 6,120 15,295 183,543 15,295 183,543 15,295 183,543 15,295 183,543 15,295 183,543 20,978 251,732 15,295 183,543 15,295 183,543 17,514 210,171    10,190 122,277 10,190 122,277 520 6,242 520 6,242 14,779 177,354 14,779 177,354 14,779 177,354 14,779 177,354 14,779 177,354 14,779 177,354 20,281 243,377 15,601 187,214 520 6,242 21,397 256,766 21,397 256,766 17,865 214,374 17,865 214,374 520 6,242 520 6,242 21,397 256,766 21,397 256,766 17,865 214,374 520 6,242 15,601 187,214 15,601 187,214 15,601 187,214 15,601 187,214 15,601 187,214 21,397 256,766 15,601 187,214 15,601 187,214 17,865 214,374    10,394 124,723 10,394 124,723 531 6,367 531 6,367 15,075 180,901 15,075 180,901 15,075 180,901 15,075 180,901 15,075 180,901 15,075 180,901 20,687 248,244 15,913 190,958 531 6,367 21,825 261,901 21,825 261,901 18,222 218,662 18,222 218,662 531 6,367 531 6,367 21,825 261,901 21,825 261,901 18,222 218,662 531 6,367 15,913 190,958 15,913 190,958 15,913 190,958 15,913 190,958 15,913 190,958 21,825 261,901 15,913 190,958 15,913 190,958 18,222 218,662    10,601 127,217 10,601 127,217 541 6,495 541 6,495 15,377 184,519 15,377 184,519 15,377 184,519 15,377 184,519 15,377 184,519 15,377 184,519 21,101 253,209 16,231 194,777 541 6,495 22,262 267,140 22,262 267,140 18,586 223,035 18,586 223,035 541 6,495 541 6,495 22,262 267,140 22,262 267,140 18,586 223,035 541 6,495 16,231 194,777 16,231 194,777 16,231 194,777 16,231 194,777 16,231 194,777 22,262 267,140 16,231 194,777 16,231 194,777 18,586 223,035   220 220 Valhalla Memory Gardens & Cremato 2,141 2,141 2,141 9,059 17,171 17,171 17,171   17,171 152,848   17,514 210,171   17,865 214,374   18,222 218,662   18,586 223,035   730 730 Lincoln Cemetery 870 870 Gill Funeral Home 717 717 Sunrise Memorial Gardens 720 720 Chapel Hill Memorial Gardens 721 721 East Lawn Memorial Gardens 722 722 DeepDale Memorial Gardens 735 735 Chapel Hill Memorial Cemetery 400 400 Bronswood Cemetery 211 211 Willow Lawn Mem Pk/Aarrowood Pe 212 212 McHenry County Memorial Park 213 213 Windridge Memorial Park & Nature S 442 442 Northshore Garden of Memories 443 443 Highland Memorial Park-MW 656 656 Mount Vernon Estates 924 924 Herr Funeral Home 926 926 Sunset Hill Funeral Home 111 111 EASTLAWN CEMETERY 112 112 RIVERMONTE CEMETERY 113 113 WHITE CHAPEL CEMETERY 210 210 Memorial Park Cemetery 222 222 Highland Sacred Gardens 223 223 Memorial Park Sedalia 655 655 Forest Hill Cavalry Cemetery 876 876 Eastlawn Funeral Home 877 877 Rivermonte Funeral Home 878 878 White Chapel Funeral Home 642 642 Grand Junction Memorial Gardens 643 643 Olinger's Evergreen Cemetery 644 644 Old Mission Wichita Park Cemetery 645 645 White Chapel Memorial Gardens   2,141 2,141 2,141 9,059 17,171 17,171 17,171 500 500 500 500 500 500 500 4,235 4,235 4,235 4,235 13,787 14,995 14,995 8,350 8,350 8,350 11,161 20,566 20,566 20,566 8,350 8,350 8,350 11,161 20,566 20,566 20,566 8,350 8,350 8,350 11,161 20,566 20,566 20,566 4,235 4,235 4,235 4,235 13,787 14,995 14,995 2,957 2,957 2,957 2,957 10,016 13,692 13,692 2,957 2,957 2,957 2,957 10,016 13,692 13,692 2,957 2,957 2,957 2,957 10,016 13,692 13,692 2,957 2,957 2,957 2,957 10,016 13,692 13,692 2,957 2,957 2,957 2,957 10,016 13,692 13,692 2,957 2,957 2,957 2,957 10,016 13,692 13,692 2,957 2,957 2,957 2,957 10,016 13,692 13,692 500 500 500 500 500 500 500 500 500 500 500 500 500 500 3,039 3,039 3,039 3,039 7,485 13,441 13,441 3,039 3,039 3,039 3,039 7,485 13,441 13,441 3,039 3,039 3,039 3,039 7,485 13,441 13,441 3,039 3,039 3,039 3,039 7,485 13,441 13,441 3,039 3,039 3,039 3,039 7,485 13,441 13,441 3,039 3,039 3,039 3,039 7,485 13,441 13,441 3,039 3,039 3,039 3,039 7,485 13,441 13,441 500 500 500 500 500 500 500 500 500 500 500 500 500 500 500 500 500 500 500 500 500 3,039 3,039 3,039 3,039 7,485 13,441 13,441 3,039 3,039 3,039 3,039 7,485 13,441 13,441 3,039 3,039 3,039 3,039 7,485 13,441 13,441 3,039 3,039 3,039 3,039 7,485 13,441 13,441   17,171 152,848 500 6,000 14,995 135,694 20,566 200,742 20,566 200,742 20,566 200,742 14,995 135,694 13,692 117,691 13,692 117,691 13,692 117,691 13,692 117,691 13,692 117,691 13,692 117,691 13,692 117,691 500 6,000 500 6,000 13,441 113,731 13,441 113,731 13,441 113,731 13,441 113,731 13,441 113,731 13,441 113,731 13,441 113,731 500 6,000 500 6,000 500 6,000 13,441 113,731 13,441 113,731 13,441 113,731 13,441 113,731   17,514 210,171 510 6,120 15,295 183,543 20,978 251,732 20,978 251,732 20,978 251,732 15,295 183,543 13,966 167,592 13,966 167,592 13,966 167,592 13,966 167,592 13,966 167,592 13,966 167,592 13,966 167,592 510 6,120 510 6,120 13,710 164,522 13,710 164,522 13,710 164,522 13,710 164,522 13,710 164,522 13,710 164,522 13,710 164,522 510 6,120 510 6,120 510 6,120 13,710 164,522 13,710 164,522 13,710 164,522 13,710 164,522   17,865 214,374 520 6,242 15,601 187,214 21,397 256,766 21,397 256,766 21,397 256,766 15,601 187,214 14,245 170,944 14,245 170,944 14,245 170,944 14,245 170,944 14,245 170,944 14,245 170,944 14,245 170,944 520 6,242 520 6,242 13,984 167,813 13,984 167,813 13,984 167,813 13,984 167,813 13,984 167,813 13,984 167,813 13,984 167,813 520 6,242 520 6,242 520 6,242 13,984 167,813 13,984 167,813 13,984 167,813 13,984 167,813   18,222 218,662 531 6,367 15,913 190,958 21,825 261,901 21,825 261,901 21,825 261,901 15,913 190,958 14,530 174,363 14,530 174,363 14,530 174,363 14,530 174,363 14,530 174,363 14,530 174,363 14,530 174,363 531 6,367 531 6,367 14,264 171,169 14,264 171,169 14,264 171,169 14,264 171,169 14,264 171,169 14,264 171,169 14,264 171,169 531 6,367 531 6,367 531 6,367 14,264 171,169 14,264 171,169 14,264 171,169 14,264 171,169   18,586 223,035 541 6,495 16,231 194,777 22,262 267,140 22,262 267,140 22,262 267,140 16,231 194,777 14,821 177,850 14,821 177,850 14,821 177,850 14,821 177,850 14,821 177,850 14,821 177,850 14,821 177,850 541 6,495 541 6,495 14,549 174,592 14,549 174,592 14,549 174,592 14,549 174,592 14,549 174,592 14,549 174,592 14,549 174,592 541 6,495 541 6,495 541 6,495 14,549 174,592 14,549 174,592 14,549 174,592 14,549 174,592

1H'20/ Month (Rollout Period)										2H'20/ Month		2021		2022		2023		2024
3 Digit # 4 Digit #Name			JAN	FEB	MARAPRMAYJUNJUL					MonthlyTotal		Monthly	Annual	MonthlyAnnual		MonthlyAnnual		Monthly	Annual
729	729	FAIRLAWN BURIAL PARK	3,039	3,039	3,039	3,039	7,485	13,441	13,441	13,441	113,731	13,710	164,522	13,984	167,813	14,264	171,169	14,549	174,592
825	825	Old Mission Mortuary	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
875	875	Heritage Funeral Home	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
519	519	Glenview Memorial Gardens	3,809	3,809	3,809	3,809	7,638	12,767	12,767	12,767	112,244	13,022	156,267	13,283	159,393	13,548	162,580	13,819	165,832
520	520	Greenlawn Memorial Park	2,475	2,475	2,475	2,475	4,479	7,165	7,165	7,165	64,533	7,308	87,697	7,454	89,450	7,603	91,239	7,755	93,064
521	521	Greenlawn Memorial Park WI	2,475	2,475	2,475	2,475	4,479	7,165	7,165	7,165	64,533	7,308	87,697	7,454	89,450	7,603	91,239	7,755	93,064
522	522	Highland Memory Gardens WI	3,809	3,809	3,809	3,809	7,638	12,767	12,767	12,767	112,244	13,022	156,267	13,283	159,393	13,548	162,580	13,819	165,832
523	523	Knollwood Memorial Park	2,475	2,475	2,475	2,475	4,479	7,165	7,165	7,165	64,533	7,308	87,697	7,454	89,450	7,603	91,239	7,755	93,064
524	524	Ledgeview Memorial Park	2,475	2,475	2,475	2,475	4,479	7,165	7,165	7,165	64,533	7,308	87,697	7,454	89,450	7,603	91,239	7,755	93,064
525	525	Lincoln Memorial Cemetery WI	3,809	3,809	3,809	3,809	7,638	12,767	12,767	12,767	112,244	13,022	156,267	13,283	159,393	13,548	162,580	13,819	165,832
526	526	Milton Lawns Memorial Park	3,809	3,809	3,809	3,809	7,638	12,767	12,767	12,767	112,244	13,022	156,267	13,283	159,393	13,548	162,580	13,819	165,832
527	527	Roselawn Memorial Park	3,809	3,809	3,809	3,809	7,638	12,767	12,767	12,767	112,244	13,022	156,267	13,283	159,393	13,548	162,580	13,819	165,832
528	528	Town of Milwaukee Union Cemeter	y3,809	3,809	3,809	3,809	7,638	12,767	12,767	12,767	112,244	13,022	156,267	13,283	159,393	13,548	162,580	13,819	165,832
530	530	Valhalla Memorial Park	3,809	3,809	3,809	3,809	7,638	12,767	12,767	12,767	112,244	13,022	156,267	13,283	159,393	13,548	162,580	13,819	165,832
531	531	Roselawn Memory Gardens	3,809	3,809	3,809	3,809	7,638	12,767	12,767	12,767	112,244	13,022	156,267	13,283	159,393	13,548	162,580	13,819	165,832
532	532	Sun Prairie Memory Garden	3,809	3,809	3,809	3,809	7,638	12,767	12,767	12,767	112,244	13,022	156,267	13,283	159,393	13,548	162,580	13,819	165,832
533	533	Sunrise Memorial Gardens WI	2,475	2,475	2,475	2,475	4,479	7,165	7,165	7,165	64,533	7,308	87,697	7,454	89,450	7,603	91,239	7,755	93,064
534	534	Sunset Memory Gardens	3,809	3,809	3,809	3,809	7,638	12,767	12,767	12,767	112,244	13,022	156,267	13,283	159,393	13,548	162,580	13,819	165,832
535	535	Mormon Coulee Memorial Park	2,475	2,475	2,475	2,475	4,479	7,165	7,165	7,165	64,533	7,308	87,697	7,454	89,450	7,603	91,239	7,755	93,064
661	661	Floral Lawn Cemetery	3,809	3,809	3,809	3,809	7,638	12,767	12,767	12,767	112,244	13,022	156,267	13,283	159,393	13,548	162,580	13,819	165,832
611	611	Valhalla Cemetery	-	-	-	21,262	16,127	16,127	16,127	16,127	150,276	16,449	197,391	16,778	201,339	17,114	205,366	17,456	209,473
637	637	Crestwood Memorial Cemetery	-	-	-	21,262	16,127	16,127	16,127	16,127	150,276	16,449	197,391	16,778	201,339	17,114	205,366	17,456	209,473
638	638	Forest Lawn Gardens	-	-	-	21,262	16,127	16,127	16,127	16,127	150,276	16,449	197,391	16,778	201,339	17,114	205,366	17,456	209,473
639	639	Ridout's Forest Crest Cemetery	-	-	-	21,262	16,127	16,127	16,127	16,127	150,276	16,449	197,391	16,778	201,339	17,114	205,366	17,456	209,473
640	640	Ridout's Forest Hill Cemetery	-	-	-	21,262	16,127	16,127	16,127	16,127	150,276	16,449	197,391	16,778	201,339	17,114	205,366	17,456	209,473
641	641	Walker Memory Gardens	-	-	-	21,262	16,127	16,127	16,127	16,127	150,276	16,449	197,391	16,778	201,339	17,114	205,366	17,456	209,473
806	806	Valhalla Funeral Home,Inc	-	-	-	500	500	500	500	500	4,500	510	6,120	520	6,242	531	6,367	541	6,495
821	821	Crestwood Memorial F.H.	-	-	-	500	500	500	500	500	4,500	510	6,120	520	6,242	531	6,367	541	6,495
125	125	Lee Memorial Park	-	-	-	21,262	16,127	16,127	16,127	16,127	150,276	16,449	197,391	16,778	201,339	17,114	205,366	17,456	209,473
126	126	East Chickasaw Memorial Park	-	-	-	21,262	16,127	16,127	16,127	16,127	150,276	16,449	197,391	16,778	201,339	17,114	205,366	17,456	209,473
822	822	Elliott Funeral Home	-	-	-	500	500	500	500	500	4,500	510	6,120	520	6,242	531	6,367	541	6,495
823	823	Ridout's Brown FH	-	-	-	500	500	500	500	500	4,500	510	6,120	520	6,242	531	6,367	541	6,495
836	836	Elkins East Chapel	-	-	-	500	500	500	500	500	4,500	510	6,120	520	6,242	531	6,367	541	6,495
837	837	Elkins Funeral Home	-	-	-	500	500	500	500	500	4,500	510	6,120	520	6,242	531	6,367	541	6,495
889	889	Lee Memorial Funeral Home	-	-	-	500	500	500	500	500	4,500	510	6,120	520	6,242	531	6,367	541	6,495
121	121	Forest Hills Cemetery-East	3,784	3,784	3,784	10,910	12,815	12,815	12,815	12,815	124,778	13,071	156,851	13,332	159,988	13,599	163,188	13,871	166,451
122	122	Forest Hills Cemetery-South	3,784	3,784	3,784	10,910	12,815	12,815	12,815	12,815	124,778	13,071	156,851	13,332	159,988	13,599	163,188	13,871	166,451
123	123	Forest Hills Cemetery-Midtown	3,784	3,784	3,784	10,910	12,815	12,815	12,815	12,815	124,778	13,071	156,851	13,332	159,988	13,599	163,188	13,871	166,451
239	239	Northridge Woodhaven Cemetery	3,784	3,784	3,784	10,910	12,815	12,815	12,815	12,815	124,778	13,071	156,851	13,332	159,988	13,599	163,188	13,871	166,451
355	355	Highland Memorial Gardens	3,784	3,784	3,784	10,910	12,815	12,815	12,815	12,815	124,778	13,071	156,851	13,332	159,988	13,599	163,188	13,871	166,451
356	356	Ridgecrest Cemetery	3,784	3,784	3,784	10,910	12,815	12,815	12,815	12,815	124,778	13,071	156,851	13,332	159,988	13,599	163,188	13,871	166,451
863	863	Northridge Woodhaven FH	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
886	886	Forest Hills F.H. East	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
887	887	Forest Hills F.H. South	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
888	888	Forest Hills F.H. Midtown	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
238	238	Memorial Park Southwoods	3,784	3,784	3,784	10,910	12,815	12,815	12,815	12,815	124,778	13,071	156,851	13,332	159,988	13,599	163,188	13,871	166,451
200	200	Huntsville Memory Gardens	-	-	-	21,262	16,127	16,127	16,127	16,127	150,276	16,449	197,391	16,778	201,339	17,114	205,366	17,456	209,473
201	201	Tricities Memorial Gardens	-	-	-	21,262	16,127	16,127	16,127	16,127	150,276	16,449	197,391	16,778	201,339	17,114	205,366	17,456	209,473
240	240	Woodhaven Memorial Gardens	1,167	1,167	1,167	2,697	3,905	3,905	3,905	3,905	37,434	3,983	47,793	4,062	48,749	4,144	49,724	4,227	50,718
607	607	Lakewood Memorial East	1,167	1,167	1,167	2,697	3,905	3,905	3,905	3,905	37,434	3,983	47,793	4,062	48,749	4,144	49,724	4,227	50,718
608	608	Lakewood Memorial West	1,167	1,167	1,167	2,697	3,905	3,905	3,905	3,905	37,434	3,983	47,793	4,062	48,749	4,144	49,724	4,227	50,718
610	610	Hamilton County Burial	1,167	1,167	1,167	2,697	3,905	3,905	3,905	3,905	37,434	3,983	47,793	4,062	48,749	4,144	49,724	4,227	50,718
864	864	Woodhaven Chapel	500	500	500	500	500	500	500	500	6,000	510	6,120	520	6,242	531	6,367	541	6,495
636	636	Lakeview Memory Gardens	-	-	-	21,262	16,127	16,127	16,127	16,127	150,276	16,449	197,391	16,778	201,339	17,114	205,366	17,456	209,473
TOTALS			1,042,270	1,254,629	1,431,977	2,180,291	3,357,442	3,707,495	3,868,924	3,868,924	36,187,648	3,946,303	47,355,632	4,025,229	48,302,745	4,105,733	49,268,800	4,187,848	50,254,176
	Bi-Monthly Payment					1,090,146	1,678,721	1,853,747	1,934,462	1,934,462		########		2,012,614		2,052,867		2,093,924